                                                   [LOGO] KENT FUNDS


Annual


--------------------------------------------------------------------------------
                                                               December 31, 1999
--------------------------------------------------------------------------------


Report



                                       EQUITY FUNDS
                                       Kent Growth and Income Fund
                                       Kent Large Company Growth Fund
                                       Kent Small Company Growth Fund
                                       Kent International Growth Fund
                                       Kent Index Equity Fund

                                       BOND FUNDS
                                       Kent Short Term Bond Fund
                                       Kent Intermediate Bond Fund
                                       Kent Income Fund

                                       MUNICIPAL BONDS FUNDS
                                       Kent Intermediate Tax-Free Fund
                                       Kent Tax-Free Income Fund
                                       Kent Michigan Municipal Bond Fund

                                       MONEY MARKET FUNDS
                                       Kent Money Market Fund
                                       Kent Government Money Market Fund
                                       Kent Michigan Municipal Money Market Fund

                                                      MESSAGE TO SHAREHOLDERS

Dear Kent Funds Shareholder:

 Following is the Annual Report for the Kent Funds for the twelve months ended December 31, 1999. The report contains the following features:

 . Economic Outlook by Joseph T. Keating, Chief Investment Officer, Lyon
   Street Asset Management Company

 .Portfolio Reviews -- investment strategy, performance overview and outlook for the coming months for each of the Kent Funds

 .Schedules of Portfolio Investments -- summary of the holdings in each fund by industry

 .Statements of Assets and Liabilities -- summary of the assets and liabilities of each fund

 .Statements of Operations -- summary of operations and its effect on the assets of each fund

 .Statements of Changes in Net Assets -- summary of changes in net assets during the period

 .Notes to Financial Statements

 .Financial Highlights -- per share summary of activity affecting net asset value

 We appreciate the confidence you have placed in us and continue to focus on providing our shareholders with good value and attractive potential for growth. If you have any questions about your investments after reading this report, please call the Kent Funds Shareholder Servicing Center at 1-800-633-KENT (5368) between the hours of 8:00 a.m. and 9:00 p.m. EST.

 We remain committed to sound investment principles and to providing you with useful information that can help you make the most of your investments.

Sincerely,



/s/ James F. Duca, II

James F. Duca, II
President

                              INVESTMENT ADVISER

                     Lyon Street Asset Management Company
                             111 Lyon Street N.W.
                            Grand Rapids, MI 49503


 Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by, Lyon Street Asset Management Company or any of its affiliates. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions and other factors, so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal. There can be no assurance that the money market funds will be able to sustain a stable net asset value of $1.00 per share.


This report is submitted for the general information of shareholders of the Kent Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the funds, which contains more information concerning the funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing. The distributor for the Kent Funds is Kent Funds Distributors, Inc.

The performance indices used for comparison in this report are unmanaged indices. Unlike actual mutual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in the unmanaged index is not possible.

  ECONOMIC OUTLOOK

I.UNCHARTERED WATERS

 This month the current economic boom becomes the longest in the nation's his-tory, entering its record 107th month as measured by the National Bureau of Economic Research. The longest previous stretch of growth unbroken by reces-sion was the 106-month run from February 1961 through December 1969, which ended when spending on the Vietnam War pushed inflation to an intolerable lev-el.
 This economic cycle has been remarkably resilient, given that the decade kicked off with the recession of 1990-91 and the Gulf War. The current expan-sion, which began in March 1991, survived a succession of potential catastro-phes: the Asian financial crisis, Russia's economic meltdown, a presidential impeachment, and aggressive corporate restructurings and downsizings.
 Yet the good times rolled, as the nation's production of goods and services has grown by more than a third and 22 million new jobs were created, or one out of every six positions in existence today. The unemployment rate at 4.1 percent is at its lowest point in thirty years and has been below the five percent mark since mid-1997. The inflation rate has dropped steadily and cur-rently hovers near two percent. Productivity has grown at an average of 2.6 percent per year since 1996, a pace that doubles living standards every 27 years. Common stock prices, using the S&P 500 Stock Index/1/, have increased threefold since the beginning of the expansion and nearly 50 percent of house-holds own common stocks today compared to 32 percent in 1989.
 The question before us now is whether too much prosperity is a bad thing in terms of its potential inflationary implications. The Federal Reserve is in the midst of a series of moves to tighten monetary policy to bring about a soft landing for the economy and the fixed income markets have been mired in a 14 month-long slump. We will begin to address the question at hand by starting with a review of the recently released fourth quarter real Gross Domestic Product (GDP)/2/ figures.

II.REAL ECONOMIC ACTIVITY

A. Strong Fourth Quarter Growth, But Signs of a Cooling?

 The U.S. economy ended last year enjoying continued strong growth, though inflation fears took much of the luster off the news. Real gross domestic product grew at a 5.8 percent annual rate in the final three months of 1999 after expanding at a 5.7 percent pace during the third quarter. For all of last year, the economy grew 4.0 percent, after gaining 4.3 percent in 1998 and
4.5 percent in 1997. The last time the economy expanded at a four percent or greater rate for three years in a row was 1976-78.
 Leading the way was consumer spending, which grew at a 5.3 percent rate dur-ing the quarter, and for the full year, registering its strongest yearly gain in 15 years. The fundamentals for consumer outlays remain strong as households are benefiting from the lowest jobless rate in three decades, soaring consumer confidence, and strong income gains. Nineteen ninety-nine was the best year ever for car and light truck sales, surpassing the previous peak year of 1986 with 17.0 million units sold. The consumer sector also has been powered by the tremendous rise in equity values, which created double-digit increases in household net worth in each of the past three years. We estimate that the cumulative impact of this unusual wealth gain contributed more than one per-centage point to the economy's growth rate last year.
 While not trying to take anything away from the strength in consumer outlays last quarter, several categories had surprisingly big jumps that may be par-tially attributable to stocking up for potential Y2K disruptions. The food portion of nondurable goods rose at a 9.3 percent rate and gasoline outlays increased at a 4.4 percent rate. The other category, which would include drug and proprietary store sales, registered a gain of 8.8 percent rate. The stock-piling of extra food supplies, filling up the gas tank, and precautionary refilling of prescriptions may be part of the explanation of the strength in consumer spending last quarter.
 Federal government spending gave the economy an unexpected boost, soaring at a 16.0 percent rate, the biggest gain since 1986. The largest contribution came in national defense spending which jumped at an 18.9 percent rate. Much of the increase was Y2K-related as a final push to upgrade systems and equip-ment took place plus a major manpower commitment to command centers, monitor-ing stations, systems checking, and security and national defense safeguards. By our estimate, the Y2K-related boost to government outlays added 1.1 per-centage points to the rise in real GDP last quarter.

-------------------------------------------------------------------------------

/1/The Standard & Poor's 500 Stock Index is an unmanaged index that generally represents the performance of the U.S. stock market as a whole.
/2/Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

This report is not personal investment advice. The information in this report is obtained from sources believed to be reliable. However, Lyon Street Asset Management Company and its affiliates do not guarantee or warrant the accuracy or completeness of the information or its use, nor the effects of acting on any of the opinions expressed in this report.

                ECONOMIC OUTLOOK

 The economy also received a temporary boost from businesses bulking up their inventories of work-in-process inputs to their manufacturing process in the event of any Y2K-related supply disruptions from smaller or overseas suppliers. The quarter-to-quarter rise in nonfarm inventories added 1.4 percentage points to the economy's fourth quarter growth rate.




                                    [CHART]

                            Real Economic Activity+

                                                           4Q 1998 to
                                              4Q 1999*      4Q 1999*
Domestic Private Final Sales                     4.5%        5.6%
Personal Consumption Expenditures                5.3%        5.4%
Residential Construction Outlays                -1.2%        3.2%
Business Capital Spending                        2.5%        7.0%

*  Annualized

 Upon close review, last quarter's real growth figure may not be quite as strong as it appears, especially since a good portion of the increase was tied to one time or accelerated purchases related to the century date change. By our estimates, without the Y2K-related distortions in the pattern of economic activity, the economy's fourth quarter growth rate would have been closer to
3.5 to 4.0 percent rather than 5.8 percent. Even including the impact on con-sumer spending, our measure of private sector final demand rose at the more moderate pace of 4.5 percent during the quarter. This growth rate was below the year-over-year advance of 5.6 percent, which is consistent with the economy's forward momentum losing some steam.

B. Looking Ahead.

 We believe, the higher level of bond yields, mortgage rates, and the ongoing moves to tighten monetary policy by the Fed are creating an environment in which, we believe domestic demand eventually should slow. In fact, as mentioned above, upon brushing aside the century date change-related distortions last quarter, the incipient signs of a cooling in the economy's growth rate may already be evident. While we are not expecting a dramatic slowing, in our opin-ion, the economy could brake enough to ease pressure in the labor market, keep-ing the risk of higher inflation to a minimum.
 We anticipate that, strong job growth, rising incomes, and heady levels of consumer confidence should provide strong fundamental support for further gains in consumer spending. The virtual elimination of mortgage refinance activity and the moderation in the housing market could take a little of the steam out of the consumer sector, however. The big issue, though, remains the ongoing contribution of the wealth effect on consumer spending.
 This effect drove the personal savings rate down to 1.5 percent in December, the lowest on record. As stock market gains have raised their net worths, con-sumers have increasingly gambled that they can reduce current savings and rely on future stock gains to help them meet their long-term financial goals. With the wealth effect being a prime contributor to consumer spending, it needs to be restrained, at the very least, in order to slow the pace of economic growth to the Federal Reserve's liking.
 As of this writing, common stock prices are flat to slightly lower on the year and we are not anticipating stock market gains in the twenty percent-plus area again this year. We expect the rise in equity values to be more moderate, in line with an expected 8 to 10 percent rise in earnings. Consequently, we look for the thrust from wealth effects to diminish over time, but remain positive.
 Another place that the wealth effect has had an impact is in the housing mar-ket. While the forward momentum in the housing market has rolled over in recent months, the slowdown has been less than expected given the roughly percentage point and a half rise in thirty-year fixed mortgage rates during 1999. A sub-stitution of adjustable rate mortgages for fixed rate mortgage debt has helped support the housing sector, but our sense is that the key support has come from a portion of the new wealth created by rising stock prices finding its way to the housing sector.

--------------------------------------------------------------------------------
A Dampened Pace of Housing Activity
Annual Rates+

Housing              Jan '99  1.82 mil. Nov '99 1.60 mil. (-12.1%)
Starts                                  Dec '99 1.71 mil.  (-6.0%)
Housing              Jan '99  1.78 mil. Nov '99 1.61 mil.  (-9.6%)
Permits                                 Dec'99  1.61 mil.  (-9.6%)
New Home Sales       Oct '99    986,000 Nov '99   865,000 (-12.3%)
Existing Home Sales  June '99 5.63 mil. Nov '99 5.09 mil.  (-9.6%)

--------------------------------------------------------------------------------

 Residential construction outlays have fallen for two straight quarters, but at the very modest rates of 3.8 and 1.2 percent and were still 3.4 percent ahead of year ago levels during the fourth quarter. Single-family outlays rose

  ECONOMIC OUTLOOK

at a 5.5 percent rate while remodeling and mobile home expenditures accounted for the vast majority of the weakness, declining at a 9.4 percent rate. The plunge in refinance activity hurt remodeling activity while the wealth effect has less of an impact on the mobile home sector.
 Through November, new and existing home sales, housing starts and permits had all dropped about ten percent from their earlier peak levels. The bounceback in housing starts in December was a direct result of the very mild weather across the nation with no commensurate rise in housing permits. We anticipate the rise in mortgage rates and a dampened wealth effect to cut into housing activity a bit further over the course of 2000, which could lead to subsequent weakness in housing-related retail sales.
 Technology equipment and software outlays continued their double-digit growth rate, rising at a 14.1 percent pace last quarter. The no pricing power envi-ronment that businesses continue to operate within has kept managements intensely focused on improving efficiency and productivity in order to grow earnings. The high technology sector of the economy has grown at the astound-ing annual rate of 17.5 percent over the past eight years. The revolution in technology and its applications is having an increasingly important influence on the manner in which businesses operate and commerce is conducted.
 Over the past two years, nothing is more symbolic of the technological revo-lution than the rapid growth of the Internet, whose productivity-enhancing and inflation-taming properties are still evolving. Corporate America continues to operate in an ever-competitive marketplace, with the need to innovate and implement new Internet technologies of utmost importance. Those who are suc-cessful will survive, flourish, and gain market share. Those who do not imple-ment quickly enough will be squeezed out by competitors. The Internet will be used both to organize and reduce the cost of companies' supply chains, as well as to improve customer satisfaction as customers access more information and do more transactions through this new medium. In our opinion, as businesses continue to implement new Internet-related technologies, high technology equipment and software growth could continue on the longest extended period of double-digit gains for any sector of the economy in the post WWII era.
 We believe expansion will continue, but at a more moderate pace as the year progresses. We believe, some fourth quarter strength could not only not be repeated, but may be reversed into a first quarter drag. Additional moves to tighten monetary policy will likely occur as the Fed has explicitly stated their concern that the growth in domestic demand will continue to exceed the growth in potential supply if left unchecked. Keep in mind that the pace of economic activity responds to changes in the level of interest rates and bond yields with a lag. We believe, the lagged effect of last year's efforts will intensify as we move through 2000.

INFLATION

A. A Bottoming, But No Significant Upturn.

 The nation's broadest measure of inflation, the Gross Domestic Purchases Price Index, moved slightly higher during 1999, rising at a 2.3 percent rate during the fourth quarter and 1.9 percent over the four quarters of last year. This represents a slight rise from the 1.1 and 0.7 percent increases over the four quarters of 1997 and 1998, respectively. The inflation measures were helped along during those years by the dumping of lower priced Asian goods, a collapse in commodity prices, and a strong dollar. At the consumer and pro-ducer levels, the pick-up in inflation over the twelve months ending in Decem-ber was derived mainly from rising oil prices.



                                    [CHART]

                              Inflation Measures+
                                     1999*

   Gross
  Domestic      Consumer     CPI less     Producer       PPI less
 Purchases       Price        Food &       Price          Food &
Price Index      Index        Energy       Index          Energy
-----------      -----        ------       -----          ------

    1.9%          2.7%          2.1%        3.0%           0.1%

* Annualized

 From a business cycle perspective, the quiescence of inflation this long into the economic expansion must be regarded as one of the most impressive outcomes during this expansion. The long expansions of the 1960's and 1980's experi-enced an upturn in inflationary pressures much earlier in the cycle. Part of the story, to be sure, is the effect of secular changes such as globalization, deregulation and the nascent arrival of the Internet/e-commerce. Effective monetary policy also gets some of the credit, as does the sharp improvement in the nation's federal budget from massive deficits to surprising surpluses.
 Looking back over the 1998-99 period, it appears a bottoming in the falling inflation rate occurred with ever so mild an upturn. It seems to us that a two percent inflation rate is imperceptivity different from a one percent rate, but clearly the trend is in the wrong direction

                ECONOMIC OUTLOOK

and is a cause for concern in the financial markets and at the Federal Reserve. We acknowledge that a bottoming out in the inflation rate has likely occurred, but see no significant upturn in the making.
 The nation's economy has been transformed through advances in information technology, the use of productivity as a competitive weapon, globalization, deregulation, and excess global productive capacity. Additionally, the Internet is having a pervasive impact on consumer behavior and company operations. Mil-lions of Americans have access to price information on virtually any product on the market, empowering them as never before to search for the best prices available. At the same time, businesses are just beginning to understand and initially realize the enormous cost savings possibilities provided by the Internet. We believe, the economy's growth potential has been boosted and it is far less inflation-prone than in the past.

JOSEPH T. KEATING
President and Chief Investment Officer

+The information contained herein is based on Commerce Department data released January 28, 2000.

Portfolio
Reviews

     Kent Growth and Income Fund
     By Allan J. Meyers
     Portfolio Manager

      ****

    4 star
  Morningstar
    rating
 (among 3,469
   domestic
 equity funds
 overall as of
  12/31/99)+
 The economy was strong during the twelve months ended December 31, 1999. Despite the fact that the Federal Reserve raised the federal funds rate three times to safeguard against a rise in inflation, the Dow Jones Industrials Aver-age/1/ and the NASDAQ Composite Index/2/ enjoyed stellar growth during the period as technology and telecommunications companies posted strong earnings growth. Pending Medicare legislation hurt shares of companies in the healthcare sector during the period, while rising interest rates hurt shares of financial service companies, especially in the banking and insurance industries.

 The Fund's Institutional and Investment shares returned 18.79% and 18.53%, respectively, during the twelve months ended December 31, 1999. The Fund's benchmark, the S&P 500 Stock Index, returned 21.03% for the same period.

Technology leads the way

 Only three sectors had returns better than the S&P 500 Index during 1999. Technology rose 74.8%, with companies such as Oracle (up 289%) and Sun Microsystems (up 262%) leading the way. The Fund's overweighting in technology played a major role in boosting its returns. Investors also found opportunities in the capital goods (up 26.2%), consumer cyclicals sectors (up 21.8%). Lagging sectors included utilities (down 12.5%), consumer staples (down 7.5%) healthcare (down 8.4%) and financial services (up 3.3%).*

 During the period, we increased the Fund's exposure to shares of companies that presented relatively attractive valuations given their growth prospects, including technology and telecommunications stocks such as Comverse Technology (0.09% of the portfolio), Global Crossing (0.24%) and Nextel Communications (0.22%). We sold the Fund's positions in some large-company growth stocks due to the dra
                                    [CHART]

Kent Growth and Income Fund
Percentage of Portfolio Investments*
As of December 31, 1999

Technology                         29.9%
Financials                         13.3%
Health                              9.1%
Basic Materials                     2.9%
Transportation                      0.7%
Energy                              5.4%
Communication Services              8.0%
Consumer Cyclicals                  9.3%
Utilities                           2.2%
Consumer Staples                   11.0%
Capital Goods                       8.2%

matic rise in their valuations, including Airtouch Communications and American Greetings.*

Looking ahead

 We think the economy and corporate earnings will continue to grow at healthy rates. Rising interest rates could dampen the performance of sectors such as financial services. We believe other sectors, including technology, should con-tinue to deliver excellent earnings growth.
--------------------------------------------------------------------------------

/1/The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue chip stocks.
/2/The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as the National Market System-traded foreign common stocks and American Depository Receipts.
*The Fund's portfolio composition is subject to change.
+Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/99. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) on excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 4 stars for the three-year and five-year periods. It was rated among 3,469 and 2,180 domestic equity funds for the three- and five-year periods, respectively. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Growth and Income Fund

Average Annual Returns as of December 31, 1999

              Institutional Class    Investment Class
              (inception: 11/2/92) (inception: 12/1/92)
-------------------------------------------------------------------------------

One Year             18.79%               18.53%
 ...............................................................................
Three Years          23.61%               23.31%
 ...............................................................................
Five Years           24.93%               24.63%
 ...............................................................................
Life of Fund         19.36%               18.85%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                         As compared with the Standard & Poor's 500 Stock Index
                                    [CHART]

Institutional Class Shares

                   Kent G&I         S&P

11/92               10,000         10,000
12/92               10,398         10,472
12/93               11,610         11,518
12/94               11,669         11,669
12/95               15,743         16,036
12/96               18,809         19,737
12/97               23,351         26,321
12/98               29,907         33,886
12/99               35,526         41,012

-------------------------------------------------------------------------------
                                    [CHART]

Investment Class Shares

                   Kent G&I         S&P

12/1/92             10,000         10,000
12/31/92            10,059         10,472
12/93               11,247         11,518
12/94               11,302         11,669
12/95               15,213         16,036
12/96               18,124         19,737
12/97               22,454         26,321
12/98               28,666         33,886
12/99               33,978         39,676

-------------------------------------------------------------------------------

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent Large Company Growth Fund
     By Allan J. Meyers
     Portfolio Manager

 The Kent Large Company Growth Fund was added to the family of Kent Funds on October 19, 1999. The strategy of the Fund is to invest in large, well-estab-lished companies with strong earnings potential.

 The domestic economy has remained strong since the Fund's inception and the stock market rebounded sharply from the lows recorded on October 16, 1999. The Standard and Poor's 500 Index, the Dow Jones Industrials Average/1/, and the NASDAQ Composite Index/2/ all posted strong returns during the period as tech-nology and telecommunications companies posted strong earnings growth. Pending Medicare legislation hurt prospects for companies in the healthcare sector dur-ing the period, however, while rising interest rates hurt financial services companies, especially in the banking and insurance industries.

 The Fund's Institutional and Investment shares returned 18.91% and 18.87%, respectively during the period from the Fund's inception through December 31, 1999. The Fund's benchmark, the S&P 500 Stock Index, returned 14.75% for the same period.

Technology leads the way

 The best performing sectors during the period were technology (up 74.8% for the period) and capital goods (up 26.2%). The Fund's overweighting in technol-ogy names such as Oracle (1.50% of the portfolio) and EMC (0.95%) helped boost the Fund's return. Also, in the telecommunications sector, Qualcomm (1.04%) enjoyed very strong performance.*
                                    [CHART]

Kent Large Company Growth Fund
Percentage of Portfolio Investments*
As of December 31, 1999

Technology                         35.0%
Financials                          9.4%
Health                             11.6%
Other                               0.9%
Capital Goods                       8.3%
Energy                              3.6%
Consumer Cyclicals                  8.3%
Utilities                           0.3%
Consumer Staples                   12.7%
Communication Services              9.9%

Looking ahead

 We are optimistic about domestic economic growth. The possibilities of rising interest rates could dampen the performance of certain sectors such as finan-cial services, but we believe that the interest rate-sensitive sectors could rally later in the year should interest rates fall with a cooling of the economy's growth rate.

--------------------------------------------------------------------------------

/1/The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue chip stocks.
/2/The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as the National Market System traded foreign common stocks and American Depository Receipts.
*The Fund's portfolio composition is subject to change.

Kent Large Company Growth Fund

Aggregate Returns as of December 31, 1999

               Institutional Class    Investment Class
              (inception: 10/19/99) (inception: 10/19/99)
---------------------------------------------------------

Life of Fund         18.91%                18.87%

---------------------------------------------------------

Growth of a $10,000 Investment
                         As compared with the Standard & Poor's 500 Stock Index
                                    [CHART]

Institutional Class Shares

                   Kent Large Company Growth Fund         Standard & Poor's
                   Institutional Class Shares              500 Stock Index
10/19/99                    10,000                            10,000
12/31/99                    11,891                            11,475

-------------------------------------------------------------------------------
                                    [CHART]

Institutional Class Shares

                   Kent Large Company Growth Fund         Standard & Poor's
                   Investment Class Shares                 500 Stock Index
10/19/99                    10,000                            10,000
12/31/99                    11,887                            11,475

-------------------------------------------------------------------------------

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent Small Company Growth Fund+
     By Robert Cummisford
     Portfolio Manager

 Small-company stocks performed well during the 12-month period ended December 31, 1999. The Russell 2000 Index of small-cap stocks outpaced the Standard & Poor's 500 Index/1/ for the first time in six years, but only by a mere 0.23%. The best-performing sectors for the period included telecommunications (up 104.3%), technology (up 74.8%), energy (up 25.1%) and consumer cyclicals (up 21.8%). Lagging sectors included consumer staples (down 7.5%), financial serv-ices (down 8.4%) and utilities (down 12.5%).

 The Fund's Institutional and Investment shares returned 27.98% and 27.73%, respectively, for the 12-month period ended December 31, 1999. The Russell 2000 Index gained 21.26% during the period.

Opportunities in telecommunications and technology

 We took advantage of a dip in the market in March and April to buy Internet and technology companies at relatively attractive prices. Small-cap value stocks dominated in the second quarter, but investors soon turned to growth-oriented shares -- in particular technology and communications stocks. Nearly one-sixth of the companies owned by the Fund at the end of the period returned more than 100% on the year.

 The Fund outpaced the Russell 2000 Index largely due to its heavy overweighting in technology. Companies in the technology sector that posted exceptional performance included software developer Micromuse (0.44% of the portfolio), up 772%, and business-to-business Internet firm Broadvision (1.65%), up 301%. The Fund was also overweight in communication services, including shares of satellite company Echostar (0.32%), up 706%. Other compa-nies that performed well during the period included Titan Corp. (0.46%), up 760%, which makes bacteria-killing lasers, and semiconductor manufacturer Applied Micro Circuits (0.82%), up 649%.*
                                    [CHART]

Kent Small Company Growth Fund
Percentage of Portfolio Investments*
As of December 31, 1999

Technology                         35.4%
Financials                         13.2%
Health                             10.3%
Basic Materials                     3.3%
Capital Goods                      10.0%
Energy                              2.5%
Transportation                      1.6%
Consumer Cyclicals                 13.5%
Utilities                           3.7%
Consumer Staples                    3.4%
Communication Services              3.1%

Going forward

 We are optimistic about the prospects for small-company stocks during the com-ing year. We believe many firms will benefit from growing demand for upgraded equipment and software, as well as the growth of the Internet. We will continue to seek out opportunities in undervalued sectors such as healthcare, communica-tions services and capital goods. Meanwhile, we believe the Fund is positioned to benefit from a market environment that favors small-company shares and value stocks.

--------------------------------------------------------------------------------

+Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stock has experienced a greater degree of market volatility than average. /1/The Standard & Poor's 500 Stock Index is an unmanaged index that generally represents the performance of the U.S. stock market as a whole.
*The Fund's portfolio composition is subject to change.

Kent Small Company Growth Fund

Average Annual Returns as of December 31, 1999

              Institutional Class    Investment Class
              (inception: 11/2/92) (inception: 12/4/92)
-------------------------------------------------------------------------------

One Year             27.98%               27.73%
 ...............................................................................
Three Years          15.39%               15.15%
 ...............................................................................
Five Years           17.85%               17.57%
 ...............................................................................
Life of Fund         15.98%               14.92%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                                        As compared with the Russell 2000 Index
                                    [CHART]

Institutional Class Shares

           Kent Small Company Growth Fund              Russell
             Institutional Class Shares               2000 Index

11/2/92                 10,000                          10,000
12/31/92                10,885                          11,140
12/93                   12,729                          13,246
12/94                   12,722                          13,005
12/95                   15,745                          16,704
12/96                   18,825                          19,466
12/97                   24,085                          23,819
12/98                   22,600                          23,212
12/99                   28,922                          28,147

-------------------------------------------------------------------------------
                                    [CHART]

Investment Class Shares

             Kent Small company Growth Fund      Russell
               Institutional Class Shares      2000 Index

12/4/92                 10,000                  10,000
12/92                   10,197                  10,348
12/93                   11,915                  12,304
12/94                   11,906                  12,080
12/95                   14,702                  15,516
12/96                   17,518                  18,081
12/97                   22,372                  22,124
12/98                   20,937                  21,560
12/99                   26,743                  26,144

-------------------------------------------------------------------------------

The Fund's performance is measured against the Russell 2000 Index, which is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent International Growth Fund+
     By Dave Eder
     Portfolio Manager

 The Kent International Growth Fund slightly outperformed the Morgan Stanley Capital International Europe, Australasia and Far East Equity (MSCI EAFE) Index during the 12-month period ended December 31, 1999. The Fund's Institutional and Investment shares during the period returned 28.30% and 27.95%, respective-ly, while the MSCI EAFE Index rose 26.96%.

The Pacific Rim rebounds

 The Fund allocates its investments among countries based on the countries' relative gross domestic products. It typically holds shares of the largest 100 companies -- approximately 60% -- of the MSCI EAFE Index, giving the Fund a large-cap bias. The Fund remained slightly overweight in Japan relative to the Index, and ended the year with a 28.5% weighting versus a 27.3% weighting for the MSCI EAFE Index. We maintained a slight underweight in European shares (65.1% versus 66.7% for the Index).*

 The Pacific Rim enjoyed exceptional performance during the period as many countries experienced an economic rebound. The MSCI Pacific Rim Index was (up 57.63%) for the year. The rising strength of the Japanese yen and other curren-cies in the region contributed to the excellent return. Countries that per-formed well during the period included Singapore (up 99.4%), Japan (up 61.5%) and Hong Kong (up 59.5%). The Fund's overweighting in this region helped con-tribute to its strong performance.

 European markets slid throughout the period as the euro performed poorly and concerns about the Kosovo crisis early in the year hurt European markets. The MSCI Europe Index returned 15.89% for the 12-month period. Countries such as Finland (up 152.6%) and Sweden (up 79.7%) were boosted by strong economies and excellent returns in the telecommunications sector. Countries that performed poorly during the period included Belgium (down 14.3%), Ireland (down 12.6%) and Austria (down 9.1%).
                                    [CHART]

Kent International Growth Fund
Percentage of Portfolio Investments*
As of December 31, 1999

Denmark                  0.7%
Hong Kong                2.4%
Australia                2.2%
Spain                    2.8%
Italy                    3.9%
Netherlands              4.5%
Switzerland              5.3%
France                  10.0%
Germany                 10.5%
United Kingdom          15.2%
Japan                   26.8%
Finland                  2.4%
Belgium                  0.8%
Sweden                   2.6%
Other                    9.9%

Overseas markets to continue to grow

 We believe global economic conditions are less worrisome than they have been in recent years. The improved global economic environment could translate into faster-paced economies and greater earnings gains in overseas markets. Foreign companies are beginning to embrace the idea of maximizing shareholder value by focusing on increasing efficiency and raising productivity levels while acknowledging the importance of basic fundamentals such as improving cash flow and balance sheets. In our opinion, it is unlikely that the Pacific Rim will duplicate its 1999 performance in 2000. We are optimistic that the interna-tional markets will do well in 2000.
--------------------------------------------------------------------------------

+International investing involves increased risk and volatility.
*The Fund's portfolio composition is subject to change.

Kent International Growth Fund

Average Annual Returns as of December 31, 1999

              Institutional Class    Investment Class
              (inception: 12/4/92) (inception: 12/4/92)
-------------------------------------------------------------------------------

One Year             28.30%               27.95%
 ...............................................................................
Three Years          15.76%               15.45%
 ...............................................................................
Five Years           13.17%               12.89%
 ...............................................................................
Life of Fund         14.23%               13.93%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
              As compared with the Morgan Stanley Capital International (MSCI)
                Europe, Australasia and Far East Index, and the Morgan Stanley
                                 Capital International (MSCI) Europe Index and
             the Morgan Stanley Capital International (MSCI) Pacific Rim Index

                                    [CHART]

Institutional Class Shares

       Kent International Growth Fund    MCSI Europe, Australasia     MSCI Europe        MSCI Pacific
           Investment Class Shares          and Far East Index           Index             Rim Index
12/4/92            $10,000                        $10,000               $10,000              $10,000
12/92              $10,020                        $10,054               $10,233               $9,887
12/93              $13,045                        $13,367               $13,282              $13,444
12/94              $13,974                        $14,444               $13,626              $15,195
12/95              $15,591                        $16,113               $16,653              $15,650
12/96              $16,507                        $17,138               $20,246              $14,335
12/97              $16,926                        $17,443               $25,063              $10,681
12/98              $19,976                        $20,989               $32,213              $10,942
12/99              $25,630                        $26,648               $37,332              $17,248


-------------------------------------------------------------------------------

                                    [CHART]


Investment Class Shares

       Kent International Growth Fund    MCSI Europe, Australasia     MSCI Europe        MSCI Pacific
           Investment Class Shares          and Far East Index           Index             Rim Index
12/4/92            $10,000                        $10,000               $10,000              $10,000
12/92              $10,010                        $10,054               $10,233               $9,887
12/93              $13,006                        $13,367               $13,282              $13,444
12/94              $13,723                        $14,444               $13,626              $15,195
12/95              $15,487                        $16,113               $16,653              $15,650
12/96              $16,350                        $17,138               $20,246              $14,335
12/97              $16,719                        $17,443               $25,063              $10,681
12/98              $19,661                        $20,989               $32,213              $10,942
12/99              $25,156                        $26,648               $37,332              $17,248


-------------------------------------------------------------------------------

The Fund's performance is measured against the Morgan Stanley Capital International Europe, Australasia and Far East Index (EAFE), which is an unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index and the Morgan Stanley Capital International Pacific Rim Index are representative of stocks in their respective regions. Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve certain risks and considerations in addition to those inherent with investing in U.S. companies, such as currency fluctuations and political instability. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The Morgan Stanley Capital International (MSCI) indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation of the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI national indices. The indices are capitalization weighted. Furthermore, companies included in the indices replicate the industry composition of each local market and, in addition, represent samplings of large-, medium- and small-capitalization companies from each local market, taking into account the stocks' liquidity.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent Index Equity Fund
     By Brian Smolinski
     Portfolio Manager

      ****

    4 star
  Morningstar
    rating
 (among 3,469
   domestic
 equity funds
 overall as of
  12/31/99)+
 The economy grew strongly during the twelve-month period ended December 31, 1999. Shares of technology and telecommunication firms led the stock market. In fact, shares of technology companies at the beginning of the year composed only 18.6% of the Fund's benchmark, the Standard & Poor's 500 Stock Index, but tech-nology shares made up nearly 30% of the Index at the end of the period. The Index also experienced more than 40 additions and deletions, as merger and acquisition activity remained strong throughout the period.

 The Fund's Institutional and Investment shares returned 20.55% and 20.24%, respectively, for the 12 months ended December 31, 1999. The S&P 500 Index, returned 21.03% for the period.

Technology is leading the way.

 The Index's strongest sectors were capital goods (up 26.2% for the period) and technology (up 74.8%). Qualcomm (0.93% of the portfolio), up 350%, a digital wireless communications company, was added to the Index in June and was its top-performing company. Other top performers included Sprint PCS (0.36%), up 343% and Nextel (0.30%), up 336%.*




                                    [CHART]

Kent Index Equity Fund
Percentage of Portfolio Investments*
As of December 31, 1999

Technology                         29.8%
Financials                         13.1%
Health                              9.0%
Basic Materials                     3.0%
Consumer Cyclicals                  9.3%
Energy                              5.5%
Transportation                      0.7%
Capital Goods                       8.4%
Utilities                           2.3%
Consumer Staples                   11.0%
Communication Services              7.9%

Looking Ahead

 The Kent Index Equity Fund seeks to replicate the performance of the S&P 500 Stock Index. We believe the large-company shares that make up the Index will continue to post strong returns as long as the domestic economy is character-ized by strong economic growth and low inflation.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.
+Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/99. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) on excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 4 stars for the three-year and five-year periods. It was rated among 3,469 and 2,180 domestic equity funds for the three- and five-year periods, respectively. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Index Equity Fund

Average Annual Returns as of December 31, 1999

              Institutional Class    Investment Class
              (inception: 11/2/92) (inception: 11/25/92)
-------------------------------------------------------------------------------

One Year             20.55%               20.24%
 ...............................................................................
Three Years          27.02%               26.70%
 ...............................................................................
Five Years           27.81%               27.49%
 ...............................................................................
Life of Fund         21.01%               20.55%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                         As compared with the Standard & Poor's 500 Stock Index
                                    [CHART]

Institutional Class Shares

               Kent Index Equity Fund                Standard & Poor's
             Institutional Class Shares               500 Stock Index

11/2/92                 10,000                          10,000
12/31/92                10,440                          10,472
12/93                   11,390                          11,518
12/94                   11,488                          11,669
12/95                   15,648                          16,036
12/96                   19,119                          19,737
12/97                   25,342                          26,321
12/98                   32,503                          33,886
12/99                   39,183                          41,012

-------------------------------------------------------------------------------
                                    [CHART]
Investment Class Shares

               Kent Index Equity Fund                Standard & Poor's
             Institutional Class Shares               500 Stock Index

11/25/92                10,000                          10,000
12/92                   10,185                          10,472
12/93                   11,111                          11,518
12/94                   11,194                          11,669
12/95                   15,199                          16,036
12/96                   18,531                          19,737
12/97                   24,505                          26,321
12/98                   31,347                          33,886
12/99                   37,694                          39,676

-------------------------------------------------------------------------------

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent Short Term Bond Fund
     By Mitchell Stapley
     Portfolio Manager

      ****

    4 star
  Morningstar
    rating
 (among 1,617
 fixed income
 funds overall
     as of
  12/31/99)+
 Yields rose throughout the bond market during the twelve-month period ended December 31, 1999. The yield on the two-year Treasury note increased from 4.53% to 6.25%.

 Yields on shorter maturity instruments rose largely due to the Federal Reserve's actions to tighten monetary policy. The Federal Reserve raised rates three times during the period, each time by one quarter of a percentage point. Those actions reflected concerns that inflation could result from the strength in domestic demand outpacing the economy's productive capacity as well as from rising oil prices and recovering overseas economies.

 The Fund's Institutional and Investment shares posted total returns of 2.50% and 2.35%, respectively. Those returns compared to a 2.96% return for the Fund's benchmark, the Lehman Brothers 1-3-Year Government Bond Index.

A Focus on quality

 We extended the Fund's average maturity from 2.1 years to 2.2 years during the period, as rising rates created opportunities among intermediate term securi-ties. We also increased the Fund's exposure to corporate bonds to take advan-tage of the higher yields those issues offered. We focused on very high-quality corporate securities, especially in the financial and industrial sectors, and sold some lower rated issues. We believe that emphasis on quality helped insu-late the Fund against most of the bond market volatility that occurred during the period. We also increased the Fund's weighting in agency issues, which offered better yields than Treasury securities. The Fund's average credit qual-ity increased from AA2 at the beginning of the period to AA3 as of December 31, 1999.*

Going forward

 We believe the Federal Reserve will likely raise interest rates at least one more time, starting early in 2000. They are not likely to wait longer because rate hikes later in the



                                    [CHART]

Kent Short Term Bond Fund
Distributions of Net Assets
As of December 31, 1999

        U.S. Government & Agency Issues                         35.0%
        Cash Equivalents Net Other Assets & Liabilities          3.6%
        Corporate Notes & Bonds                                 61.4%

Kent Short Term Bond Fund
SEC 30-Day Yields
As of December 31, 1999

Institutional Class....................... 5.85%
Investment Class.......................... 5.70%

SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 5.84% for Institutional Shares and 5.59% for Investment Shares.

--------------------------------------------------------------------------------

year could become an issue in the presidential campaign. Meanwhile, there are signs that the economy has begun to slow. For example, housing starts and new home sales have fallen at a double-digit rate from their peak levels. A slower pace of economic activity should remove some of the inflationary concerns that have hurt the fixed-income markets during the past year. We will continue to look for opportunities to lock in additional yield for shareholders by invest-ing in high quality short-term corporate bonds and agency issues.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.
+Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/99. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) on excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 4 stars for the three-year and five-year periods for the investment shares and 5 and 4 stars for the three- and five-year periods for the institutional shares, respectively. It was rated among 1,617 and 1,221 fixed income funds for the three- and five-year periods respectively. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Short Term Bond Fund

Average Annual Returns as of December 31, 1999

              Institutional Class    Investment Class
              (inception: 11/2/92) (inception: 12/4/92)
-------------------------------------------------------------------------------

One Year             2.50%                2.35%
 ...............................................................................
Three Years          5.00%                4.86%
 ...............................................................................
Five Years           5.93%                5.76%
 ...............................................................................
Life of Fund         4.82%                4.67%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
       As compared with the Lehman Brothers 1-3-Year Government Bond Index, the
                              Consumer Price Index and the 91-Day Treasury Bill
                                    [CHART]


          Kent Short Term Bond Fund    The Lehman Brothers 1 to 3 Year   Consumer Price       91 Day
           Investment Class Shares          Government Bond Index           Index         Treasury Bill
11/2/92            $10,000                        $10,000                  $10,000           $10,000
12/92              $10,087                        $10,078                   $9,992           $10,053
12/93              $10,395                        $10,621                  $10,267           $10,356
12/94              $10,502                        $10,675                  $10,542           $10,798
12/95              $11,608                        $11,832                  $10,809           $11,393
12/96              $12,098                        $12,430                  $11,213           $11,965
12/97              $12,875                        $13,626                  $11,404           $12,593
12/98              $13,663                        $14,517                  $11,580           $13,160
12/99              $14,005                        $14,947                  $11,926           $13,784


-------------------------------------------------------------------------------
                                    [CHART]


          Kent Short Term Bond Fund    The Lehman Brothers 1 to 3 Year  Consumer Price       91 Day
           Investment Class Shares          Government Bond Index           Index        Treasury Bill
11/2/92            $10,000                        $10,000                  $10,000          $10,000
12/92              $10,030                        $10,078                   $9,992          $10,053
12/93              $10,335                        $10,621                  $10,267          $10,356
12/94              $10,439                        $10,675                  $10,542          $10,798
12/95              $11,514                        $11,832                  $10,809          $11,393
12/96              $11,982                        $12,430                  $11,213          $11,965
12/97              $12,732                        $13,626                  $11,404          $12,593
12/98              $13,495                        $14,517                  $11,580          $13,160
12/99              $13,812                        $14,970                  $11,909          $13,749


-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers 1-3-Year Government Bond Index, which is an unmanaged index comprised of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 91-day Treasury bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days.

The Consumer Price Index is an unmanaged index measuring the price increases in a standardized "market basket" of consumer products.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent Intermediate Bond Fund
     By Mitchell Stapley
     Portfolio Manager

 The bond market performed poorly during the twelve-month period ended December 31, 1999. Investors worried that the strong U.S. economy, rising oil prices and rebounding overseas economies would fuel inflation and force the Federal Reserve to raise short-term interest rates. The Federal Reserve did raise interest rates three times during the year, each time by one quarter of a per-centage point. In addition, corporations such as Rite Aid and Waste Management encountered financial troubles, which hurt the credit worthiness of their issues. The yield on the ten-year Treasury note increased from 4.65% to 6.34% during the period.

 The Kent Intermediate Bond Fund underperformed its benchmark index during the period, although it provided high levels of current income to shareholders. The Fund's Institutional and Investment shares returned -1.22% and -1.36%, respec-tively, compared to a 0.39% return for the Lehman Brothers Intermediate Government/Corporate Bond Index.

Positioning the Fund

 Our emphasis on high-quality issues helped the Fund avoid some of the losses that lower-quality corporate issues suffered as a result of the problems at Rite Aid and Waste Management. During the period, we found opportunities among bonds issued by cable companies, regional banks and automakers. The Fund began the period with an average credit rating of AAA, and finished the period with an average credit rating of AA1.*

 Rising yields led to opportunities to lock in higher yields for shareholders. We saw opportunities in longer-term issues, and thus extended the Fund's aver-age maturity from 5.5 years at the beginning of the period to 6.7 years as of December 31, 1999, significantly longer than the benchmark's average maturity of 4.5 years at the end of the year. The Fund's longer average maturity helped provide high levels of current income to shareholders.*
                                    [CHART]

Kent Intermediate Bond Fund
Percentage of Portfolio Investments*
As of December 31, 1999

        U.S. Government & Agency Issues                 49.3%
        Other                                           13.8%
        Corporate Notes & Bonds                         36.9%

Kent Intermediate Bond Fund
SEC 30-Day Yields
As of December 31, 1999

Institutional Class....................... 6.12%
Investment Class.......................... 5.86%

SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 6.11% for Institutional Shares and 5.85% for Investment Shares.

--------------------------------------------------------------------------------

Looking ahead

 We believe that the stage is set for slower economic growth, given the Federal Reserve's three rate hikes and the sharp increase in bond yields during the past year. That said, we do expect the Federal Reserve to raise interest rates at least once more in 2000. A slower economy should prevent an uptick in infla-tion and allow fixed income yields to decline. We believe the Fund is posi-tioned well for such an environment, with a relatively long average maturity that also can provide a high level of income for shareholders.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.

Kent Intermediate Bond Fund

Average Annual Returns as of December 31, 1999

              Institutional Class    Investment Class
              (inception: 11/2/92) (inception: 11/25/92)
-------------------------------------------------------------------------------

One Year             -1.22%               -1.36%
 ...............................................................................
Three Years           4.65%                4.42%
 ...............................................................................
Five Years            6.52%                6.25%
 ...............................................................................
Life of Fund          5.34%                5.12%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
    As compared with the Lehman Brothers Intermediate Government/Corporate Bond
                                                                          Index

                                    [CHART]

Institutional Class Shares

                                  Kent Intermediate      Lehman Brothers
                                     Bond Fund             Intermediate
                                   Institutional       Government/Corporate
                                   Class Shares             Bond Index

          11/2/92                     10,000                  10,000
          12/92                       10,125                  10,095
          12/93                       10,934                  10,976
          12/94                       10,585                  10,762
          12/95                       12,298                  12,410
          12/96                       12,667                  12,913
          12/97                       13,655                  13,929
          12/98                       14,699                  15,105
          12/99                       14,519                  15,164

-------------------------------------------------------------------------------

                                    [CHART]

Investment Class Shares

                                Kent Intermediate      The Lehman Brothers
                                    Bond Fund              Intermediate
                                    Investment         Government/Corporate
                                   Class Shares             Bond Index

          11/25/92                    10,000                  10,000
          12/92                       10,050                  10,134
          12/93                       10,873                  11,018
          12/94                       10,545                  10,803
          12/95                       12,207                  12,457
          12/96                       12,544                  12,962
          12/97                       13,500                  13,982
          12/98                       14,448                  15,162
          12/99                       14,252                  15,221

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, which is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent Income Fund
     By Mitchell Stapley
     Portfolio Manager

 Yields on long-term bonds rose sharply during the 12-month period ended Decem-ber 31, 1999. Bond investors feared that the strong domestic economy, rising oil prices and resurgent foreign economies would force the Federal Reserve to raise short-term interest rates. In fact, the Federal Reserve did raise inter-est rates three times during the period, each time by one quarter of a percent-age point. The yield on the thirty-year Treasury rose from 5.08% to 6.40% dur-ing the period.

 The Fund's relatively long average maturity and significant exposure to corpo-rate securities provided strong levels of income for shareholders but was a drag on total returns. The Fund's Institutional and Investment shares returned -4.41% and -4.76%, respectively, for the 12 months ended December 31, 1999. That compared to a -7.65% return for the Lehman Brothers Long Government/Corporate Bond Index.

Finding opportunities

 Rising interest rates led to attractive opportunities among high-quality cor-porate bonds, especially among issues with relatively long maturities. We locked in the high yields offered by bonds issued by high-quality cable compa-nies, regional banks and automakers. The emphasis on quality helped the Fund's performance, as investors avoided lower quality bonds. The Fund began the period with an average credit rating of AA2, and ended the period with an aver-age credit rating of AA2.*

 We found opportunities to enhance the Fund's yield by extending its average maturity. We extended somewhat during the second half of the period as the yield on the thirty-year Treasury climbed above 6.16%, and again as those yields rose past 6.42%. The Fund's average maturity began the period at 10.8 years and ended at 11.8 years. That compares to the benchmark's average matu-rity of 9.8 years as of December 31, 1999.*

Going forward

 We expect the Federal Reserve to raise short-term interest rates early in 2000. That rate hike, combined with high
                                    [CHART]

Kent Income Fund
Distribution of Net Assets*
As of December 31, 1999

         U.S. Government & Agency Issues                        57.7%
         Cash Equivalents Net Other Assets & Liabilities         0.3%
         Corporate Notes & Bonds                                42.0%

Kent Income Fund
SEC 30-Day Yields
As of December 31, 1999

Institutional Class....................... 6.43%
Investment Class.......................... 6.18%

SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 6.42% for Institutional Shares and 6.17% for Investment Shares.

--------------------------------------------------------------------------------

bond yields, should slow the economy and prevent an uptick in inflation. In fact, we have already seen signs that the economy is slowing. For example, housing starts have fallen considerably from their record levels in 1999. A more moderate pace of economic growth and dampened inflationary pressures should help the bond market.

 We believe the Fund is positioned for a moderate-growth and a low-inflation environment. Its relatively long average maturity could provide high levels of current income, and should benefit the Fund in a period of falling interest rates. Meanwhile, we will continue to look for chances to capture additional yield for shareholders should yields rise in certain issuing sectors of the market.
--------------------------------------------------------------------------------

*The Fund's portfolio composition is subject to change.

Kent Income Fund

Average Annual Returns as of December 31, 1999

              Institutional Class    Investment Class
              (inception: 3/20/95) (inception: 3/22/95)
-------------------------------------------------------------------------------

One Year             -4.41%               -4.76%
 ...............................................................................
Three Years           4.91%                4.60%
 ...............................................................................
Life of Fund          6.37%                6.08%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
   As compared with the Lehman Brothers Government/Corporate Bond Index and the
                           Lehman Brothers Long Government/Corporate Bond Index

                                     [CHART]

Institutional Class Shares

                                             The Lehman      The Lehman
                              Kent          Brothers Long     Brothers
                          Income Fund        Government/     Government/
                         Institutional        Corporate       Corporate
                          Class Shares        Bond Index      Bond Index
         3/20/95             10,000             10,000          10,000
         12/95               11,506             11,358          12,190
         12/96               11,643             11,688          12,207
         12/97               12,828             12,871          13,979
         12/98               14,063             14,043          15,624
         12/99               13,443             14,098          14,429

-------------------------------------------------------------------------------

                                    [CHART]

Investment Class Shares

                                             The Lehman      The Lehman
                                            Brothers Long     Brothers
                            Kent Income      Government/     Government/
                          Fund Investment     Corporate       Corporate
                            Class Shares      Bond Index      Bond Index
        3/22/95                10,000           10,000          10,000
        12/95                  11,464           11,358          12,190
        12/96                  11,597           11,688          12,207
        12/97                  12,779           12,871          13,979
        12/98                  13,933           14,043          15,624
        12/99                  13,270           14,098          14,429

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Long Government/Corporate Bond Index which are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent Intermediate Tax-Free Fund+
     By Michael Martin
     Portfolio Manager

      ****

    4 star
  Morningstar
    rating
 (among 1,623
municipal bond
 funds overall
     as of
  12/31/99)++
 Yields rose across the bond market during 1999. Extremely strong growth in the U.S. economy caused investors to fear that the Federal Reserve would increase the federal funds rate to keep inflation tame. In fact, the Federal Reserve raised rates in June, August and November, each time by 25 basis points.

 Bonds performed poorly in that rising rate environment. The Federal Reserve's rate hikes caused investors to shy away from the bond market, pushing yields up and prices down. The yield on the ten-year Treasury increased 179 basis points during the period. Municipal yields increased as well, though not as dramati-cally as the yield on Treasury securities. The ten-year AAA-rated general obli-gation municipal security ended the year at 5.07%, up 93 basis points. That made 1999 the second-worst year ever for the municipal market, after 1994.

 The Fund's Institutional and Investment shares posted total returns of -1.01% and -1.27%, respectively, for the 12 months through December 31, 1999. That compared to a 1.92% total return for the Lehman Brothers Three-Year General Obligation Municipal Bond Index.

Increasing average maturity

 We took advantage of rising yields by extending the average maturity of the portfolio, capturing additional yield for shareholders. The Fund's average maturity stood at 8.1 years at the end of 1999, up from 6.9 years at the begin-ning of January. We purchased bonds such as Massachusetts State Port Authority bonds with a 5.00% coupon due in 2028 (1.01% of the portfolio) to extend the Fund's average maturity.*

 The Fund also maintained its high credit quality, which stood at AA at the end of the period. In our estimation, the extra yield available from lower-rated securities was not enough to compensate for the additional risk in such issues.*

Looking ahead

 We believe the Federal Reserve will likely increase short-term interest rates again in 2000, especially if economic
                                    [CHART]

Kent Intermediate Tax-Free Fund
Distribution of Net Assets*
As of December 31, 1999

                     East                           16.6%
                     Other                           4.0%
                     Mountain                        4.9%
                     Pacific                        15.6%
                     South                          20.0%
                     North Central                  38.9%

Kent Intermediate Tax-Free Fund
SEC 30-Day Yields
As of December 31, 1999

Institutional Class....................... 4.36%
Investment Class.......................... 4.11%

SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 4.35% for Institutional Shares and 4.10% for Investment Shares.

--------------------------------------------------------------------------------

growth stays robust and the equity market continues to post strong gains. We still believe that inflation will remain low during 2000, however, making bonds an attractive investment. That said, the municipal market continues to contend with the strong performance in the equity market.

 We will likely extend the Fund's average maturity further if yields continue to rise, and reduce the average maturity if the market rallies. That approach is consistent with our philosophy of buying into weakness and selling into strength. Furthermore, we will continue to favor issues with very high credit ratings.
--------------------------------------------------------------------------------

+The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
*The Fund's portfolio composition is subject to change.
++Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/99. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) on excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 4 stars for the institutional class for the three- and five-year periods and 4 and 3 stars for the investment class for the three- and five-year periods. It was rated among 1,623 and 1,348 municipal bond funds for the three- and five-year periods, respectively. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Intermediate Tax-Free Fund

Average Annual Returns as of December 31, 1999

               Institutional Class    Investment Class
              (inception: 12/16/92) (inception: 12/18/92)
-------------------------------------------------------------------------------

One Year             -1.01%                -1.27%
 ...............................................................................
Three Years           3.74%                 3.48%
 ...............................................................................
Five Years            5.46%                 5.21%
 ...............................................................................
Life of Fund          4.67%                 4.46%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
   As compared with the Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond
                                                                          Index

                                    [CHART]

Institutional Class Shares

          Kent Intermediate     The Lehman Brothers     The Lehman Brothers
            Tax-Free Fund        Three-Year General      Five-Year General
         Institutional Class    Obligation Municipal    Obligation Municipal
Date           Shares                Bond Index              Bond Index

12/16/92      $10,000                 $10,000                  $10,000
12/92          10,060                  10,300                   10,500
12/93          10,895                  10,673                   10,930
12/94          10,567                  10,755                   10,779
12/95          11,941                  11,705                   12,032
12/96          12,349                  12,243                   12,589
12/97          13,222                  12,905                   13,406
12/98          13,929                  13,572                   13,521
12/99          13,788                  13,833                   14,290


-------------------------------------------------------------------------------

                                    [CHART]

Investment Class Shares

                                     Lehman Brothers         Lehman Brothers
              Kent Intermediate     Three-Year General      Five-Year General
          Tax Free Fund Investment  Obligation Municipal   Obligation Municipal
                Class Shares            Bond Index              Bond Index

12/18/92           10,000                 10,000                  10,000
12/31/92           10,040                 10,200                  10,600
12/31/93           10,873                 10,673                  10,930
12/31/94           10,543                 10,755                  10,779
12/31/95           11,889                 11,705                  12,032
12/31/96           12,266                 12,243                  12,581
12/31/97           13,100                 12,905                  13,406
12/31/98           13,765                 13,572                  13,521
12/31/99           13,591                 13,833                  14,290

-----------------------------------------------------------------------------

-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index both of which are unmanaged indices comprised of debt instruments issued by municipalities. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent Tax-Free Income Fund+
     By Michael Martin
     Portfolio Manager

 Municipal yields rose throughout 1999. Stronger-than-expected economic growth caused investors to fear that the Federal Reserve would increase the federal funds rate to cool the economy and prevent a rekindling of inflationary pres-sures. The Federal Reserve, in fact, did raise interest rates three times, each time by 25 basis points.

 The bond market reacted negatively to the interest rate increases, with yields on the thirty-year Treasury increasing 139 basis points. Municipal yields did not increase as dramatically as yields on Treasury securities. The ratio of AAA municipal yields to Treasury yields fell from 97.4% to 91.5% during the year - that did not make it a good year for municipals on an absolute basis. The yield on a thirty-year AAA-rated municipal security rose 89 basis points, ending the year at 5.93% compared to 4.94% in January. The municipal market in 1999 deliv-ered its second-worst performance in history, second only to 1994.

 The municipal market suffered throughout the year from a lack of institutional demand. As yields rose during the year, individual investors opted to purchase individual municipal bonds rather than mutual funds. That factor reduced the cash flow into municipal bond funds and dampened demand from institutional investors. A second drag on the market unfolded near the end of 1999 as many investors sold municipal securities for capital losses to offset capital gains realized in the equity market.

 The volume of new municipal issues declined 21% in 1999, but for the year it was still the fourth busiest on record. The decline in volume during 1999 can be attributed to the drop off in refunding activity, down 54 percent due to rising rates.

 The Fund's Institutional and Investment shares posted total returns of -3.26% and -3.40%, respectively, for the 12 months through December 31, 1999. That compared to a -2.06% total return for the Lehman Brothers Municipal Bond Index.

Managing the Fund

 We increased the average maturity of the portfolio from 10.8 years at the beginning of 1999 to 14.4 years at the end of the period. That strategy helped the Fund capture attractive levels of current income for shareholders as yields rose. We extended the Fund's average maturity by purchasing issues such as Min-neapolis & St. Paul Airport bonds with a 5.13% coupon, due in 2025 (1.19% of the portfolio); as well as Houston, Texas ISD PSF bonds with a 5.00% coupon, due in 2024 (2.39%).*
                                    [CHART]

Kent Tax-Free Income Fund
Distribution of Net Assets*
As of December 31, 1999

North Central      34.0%
South              24.5%
East               17.8%
Mountain           11.6%
Pacific            10.3%
Other               1.8%

Kent Tax-Free Income Fund
SEC 30-Day Yields
As of December 31, 1999

Institutional Class....................... 4.71%
Investment Class.......................... 4.45%

SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 4.70% for Institutional Shares and 4.44% for Investment Shares.

--------------------------------------------------------------------------------


 The Fund maintained its high average credit rating of AA. In our estimation, the extra yield available on lower-rated issues was not enough to justify the additional risk on such issues.*

Going forward

 We believe the Federal Reserve will likely continue to increase short-term interest rates in order to slow the growth of the domestic economy in 2000. We still believe that inflation will remain under control and that municipal bonds remain an attractive investment. However, the municipal market continues to contend with the strong performance in the equity market.

 As always, we will buy into weakness and sell into strength. If yields con-tinue to rise, we will likely extend the Fund's average maturity to attempt to capture even more attractive yields for shareholders. We will take advantage of any rally in the municipal market by selling bonds at attractive prices. We will concentrate our efforts on high-quality municipal issues.
--------------------------------------------------------------------------------

+The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
*The Fund's portfolio composition is subject to change.

Kent Tax-Free Income Fund

Average Annual Returns as of December 31, 1999

              Institutional Class    Investment Class
              (inception: 3/20/95) (inception: 3/31/95)
-------------------------------------------------------------------------------

One Year             -3.26%               -3.40%
 ...............................................................................
Three Years           3.55%                3.33%
 ...............................................................................
Life of Fund          4.83%                4.58%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                      As compared with the Lehman Brothers Municipal Bond Index

                                    [CHART]

Institutional Class Shares

          KENT TAX-FREE INCOME FUND           THE LEHMAN BROTHERS
DATE      INSTITUTIONAL CLASS SHARES          MUNICIPAL BOND INDEX

3/20/95           $10,000                           $10,000
12/95              10,860                            10,971
12/96              11,290                            11,457
12/97              12,261                            12,511
12/98              12,957                            13,242
12/99              12,534                            12,969


-------------------------------------------------------------------------------

                                    [CHART]

Investment Class Shares

              KENT TAX-FREE INCOME FUND          THE LEHMAN BROTHERS
DATE           INVESTMENT CLASS SHARES           MUNICIPAL BOND INDEX

3/20/95               $10,000                          $10,000
12/95                  10,834                           10,971
12/96                  11,217                           11,457
12/97                  12,150                           12,511
12/98                  12,809                           13,242
12/99                  12,373                           12,969


-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Municipal Bond Index which is an unmanaged index comprised of general obligation municipal debt instruments. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio
Reviews

     Kent Michigan Municipal Bond Fund+,++
     By Michael Martin
     Portfolio Manager

      ****

    4 star
  Morningstar
    rating
 (among 1,623
municipal bond
 funds overall
     as of
  12/31/99)1
 Yields rose steadily during the 12 months ended December 31, 1999. Investors worried that strong economic growth would encourage the Federal Reserve to increase short-term interest rates to head off inflation. In fact, the Federal Reserve did raise rates three times -- in June, August and November -- each time by 25 basis points.

 Bonds suffered in that rising rate environment. For example, the yield on the five year AAA-rated general obligation municipal security began the period at 3.75% and fell briefly to as low as 3.65% in January; it then rose to 4.68% by the end of December. Although municipal bond yields did not rise as much as yields on Treasury securities in 1999, that was a small consolation. The munic-ipal bond market delivered one of its worst performances in history, second only to 1994. Municipal bond prices were further hurt by a lack of institu-tional demand throughout the year and by tax related selling near the end of 1999 as investors sold municipal securities for capital losses to offset capi-tal gains realized in the equity market.

Managing the Fund

 The Fund's Institutional and Investment Shares delivered total returns of 0.67% and 0.51%, respectively, during the twelve months ended December 31, 1999. The Fund's benchmark, the Lehman Brothers Three-Year General Obligation Municipal Bond Index, posted a total return of 1.92% during the period.

 The average maturity of the Fund ended the year at 4.0 years -- essentially unchanged from where it began the year, but down from 4.2 years in November. We expect to extend the average maturity back to 4.2 years after the first of the year as the supply of new issue Michigan bonds increases.*

 Last year, the supply of new Michigan issues fell 33% from 1998 levels. In that environment, we continued to look for opportunities to increase the Fund's yield without compromising the overall quality of the portfolio. We did this during the period by purchasing bonds such as A-rated Bishop
                                    [CHART]

Kent Michigan Municipal Bond Fund
Distribution of Net Assets*
As of December 31, 1999

Cash Equivalent Net Other Assets & Liabilities     1.8%
Municipal Securities                              98.2%

Kent Michigan Municipal Bond Fund
SEC 30-Day Yields
As of December 31, 1999

Institutional Class....................... 4.21%
Investment Class.......................... 4.06%

SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect the 30-day SEC yields would have been 4.20% for Institutional Shares and 3.95% for Investment Shares.

--------------------------------------------------------------------------------

International Airport Authority-ACA Insured with a 4.88% coupon maturing 12/1/01 (0.59% of the portfolio).*

The outlook

 The Michigan economy continues to enjoy the benefits of the strong national economy. The state's unemployment rate fell from 3.8% to 3.7% in 1999 -- below the national average of 4.1%. The primary driver of the Michigan economy con-tinues to be the strength of the automotive sector.

 We will continue to seek out appealing investments throughout the Michigan market, aiming to increase the Fund's yield while maintaining the portfolio's strong average credit quality. In particular, we will likely extend the Fund's average maturity if yields continue to rise.
--------------------------------------------------------------------------------
+The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
++Regional funds may be subject to additional risk, since the companies they invest in are located in one geographical location.
*The Fund's portfolio composition is subject to change.
/1/Morningstar proprietary ratings and reflect risk-adjusted performance through 12/31/99. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year returns (with fee adjustments) on excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 5 stars for the three-year period and 4 stars for the five-year period for institutional and investment classes. It was rated among 1,623 and 1,348 municipal bond funds for the three- and five-year periods, respectively. Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

Kent Michigan Municipal Bond Fund

Average Annual Returns as of December 31, 1999

              Institutional Class   Investment Class
              (inception: 5/3/93) (inception: 5/11/93)
-------------------------------------------------------------------------------

One Year             0.67%               0.51%
 ...............................................................................
Three Years          3.62%               3.48%
 ...............................................................................
Five Years           4.50%               4.34%
 ...............................................................................
Life of Fund         3.88%               3.72%

-------------------------------------------------------------------------------

Growth of a $10,000 Investment
                    As compared with the Lehman Brothers Three-Year General Obligation Municipal Bond Index

                                    [CHART]

Institutional Class Shares

              Kent Michigan                The Lehman Brothers
           Municiapl Bond Fund              Three-Year General
           Institutional Class             Obligation Municipal
Date            Shares                           Bond Index

5/3/93          $10,000                            $10,000
12/93            10,300                             10,311
12/94            10,340                             10,390
12/95            11,190                             11,308
12/96            11,580                             11,828
12/97            12,222                             12,468
12/98            12.802                             13,113
12/99            12,887                             13,365


-------------------------------------------------------------------------------

                                    [CHART]

Investment Class Shares

              Kent Michigan Municipal         The Lehman Brothers Three-Year
             Bond Fund Investment Class             General Obligation
Date                  Shares                       Municipal Bond Index

5/11/93              $10,000                              $10,000
12/93                 10,285                               10,311
12/94                 10,301                               10,390
12/95                 11,126                               11,308
12/96                 11,500                               11,828
12/97                 12,119                               12,468
12/98                 12,676                               13,113
12/99                 12,741                               13,365


-------------------------------------------------------------------------------

The Fund's performance is measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index which is an unmanaged index comprised of debt instruments issued by municipalities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (96.0%):
            Advertising (0.2%):
     27,500 Interpublic Group Cos., Inc..........................   $  1,586,406
                                                                    ------------

            Aerospace & Defense (0.8%):
     66,300 Boeing Co............................................      2,755,594
     70,412 Honeywell International, Inc.........................      4,061,892
     29,900 Lockheed Martin Corp.................................        654,063
                                                                    ------------
                                                                       7,471,549
                                                                    ------------

            Agricultural Biotech (0.2%):
     44,300 Monsanto Co..........................................      1,578,188
                                                                    ------------

            Auto/Truck -- Original Equipment (0.1%):
     19,200 Dana Corp............................................        574,800
     42,200 Delphi Automotive Systems Corp.......................        664,650
                                                                    ------------
                                                                       1,239,450
                                                                    ------------

            Auto/Truck -- Replacement Equipment (0.1%):
     24,800 Genuine Parts Co.....................................        615,350
                                                                    ------------

            Automotive (1.0%):
     92,800 Ford Motor Co........................................      4,959,000
     50,600 General Motors Corp..................................      3,677,988
                                                                    ------------
                                                                       8,636,988
                                                                    ------------

            Banks -- Major Regional (3.2%):
     67,600 Bank of New York Co., Inc............................      2,704,000
     92,500 Bank One Corp........................................      2,965,780
     12,500 Comerica, Inc........................................        583,594
     73,900 First Union Corp.....................................      2,424,844
     69,800 FleetBoston Financial Corp...........................      2,429,913
     30,000 KeyCorp..............................................        663,750
     49,700 Mellon Financial Corp................................      1,692,906
     53,400 National City Corp...................................      1,264,913
     25,300 Northern Trust Corp..................................      1,340,900
     29,600 PNC Bank Corp........................................      1,317,200
     32,400 SunTrust Banks, Inc..................................      2,229,525
     59,200 U.S. Bancorp.........................................      1,409,700
     24,600 Wachovia Corp........................................      1,672,800
    134,200 Wells Fargo Co.......................................      5,426,712
                                                                    ------------
                                                                      28,126,537
                                                                    ------------

            Banks -- Midwest (0.2%):
     22,300 Fifth Third Bancorp..................................      1,636,263
                                                                    ------------

            Banks -- Money Center (1.6%):
    139,800 Bank America Corp....................................      7,016,212
     69,400 Chase Manhattan Corp.................................      5,391,513
     11,600 J.P. Morgan & Co., Inc...............................      1,468,850
                                                                    ------------
                                                                      13,876,575
                                                                    ------------

            Banks -- Northeast (0.1%):
     13,000 State Street Corp....................................        949,813
                                                                    ------------

            Beverages -- Alcoholic (0.3%):
     37,500 Anheuser-Busch Co., Inc..............................      2,657,813
                                                                    ------------

                                 Security
   Shares                      Description                      Market Value
   ------                      -----------                      ------------

 COMMON STOCKS (continued)
            Beverages -- Soft Drinks (1.6%):
    169,500 Coca-Cola Co.....................................   $  9,873,375
    111,600 PepsiCo, Inc.....................................      3,933,900
                                                                ------------
                                                                  13,807,275
                                                                ------------

            Broadcasting/Cable (0.9%):
     21,250 Clear Channel Communications, Inc.*..............      1,896,563
     52,300 Comcast Corp., Special Class A...................      2,644,419
     47,900 MediaOne Group, Inc.*............................      3,679,318
                                                                ------------
                                                                   8,220,300
                                                                ------------

            Building & Construction -- Miscellaneous (0.2%):
     54,900 Masco Corp.......................................      1,393,088
                                                                ------------

            Building Products -- Retail/Wholesale (1.5%):
    165,000 Home Depot, Inc..................................     11,312,813
     25,500 Lowe's Cos., Inc.................................      1,523,625
                                                                ------------
                                                                  12,836,438
                                                                ------------

            Building Products -- Wood (0.1%):
     16,900 Weyerhaeuser Co..................................      1,213,631
                                                                ------------

            Chemicals -- Diversified (1.2%):
     23,500 Dow Chemical Co..................................      3,140,188
     78,700 E.I. du Pont de Nemours & Co.....................      5,184,362
     28,800 PPG Industries, Inc..............................      1,801,800
      9,500 Union Carbide Corp...............................        634,125
                                                                ------------
                                                                  10,760,475
                                                                ------------

            Chemicals -- Specialty (0.2%):
     22,500 Great Lakes Chemical Corp........................        859,219
     18,300 Sigma-Aldrich Corp...............................        550,144
                                                                ------------
                                                                   1,409,363
                                                                ------------

            Commercial Services (0.2%):
     69,400 Cendant Corp.*...................................      1,843,438
                                                                ------------

            Computer Software (7.0%):
     53,000 Computer Associates International, Inc...........      3,706,688
    395,100 Microsoft Corp.*.................................     46,127,924
    112,400 Oracle Corp.*....................................     12,595,825
                                                                ------------
                                                                  62,430,437
                                                                ------------

            Computers -- Local Area Network (3.1%):
    258,400 Cisco Systems, Inc.*.............................     27,681,099
                                                                ------------

            Computers -- Mainframe (1.8%):
    143,000 IBM Corp.........................................     15,443,999
                                                                ------------

            Computers -- Memory Devices (1.0%):
     66,000 EMC Corp.*.......................................      7,210,500
     26,800 Seagate Technology, Inc.*........................      1,247,875
                                                                ------------
                                                                   8,458,375
                                                                ------------

            Computers -- Micro (1.4%):
     60,200 Compaq Computer Corp.............................      1,629,163
    175,600 Dell Computer Corp.*.............................      8,955,599

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Computers -- Micro (continued)
     21,100 Gateway 2000, Inc.*..................................   $  1,520,519
                                                                    ------------
                                                                      12,105,281
                                                                    ------------

            Computers -- Mini (2.1%):
     78,300 Hewlett-Packard Co...................................      8,921,306
    119,200 Sun Microsystems, Inc.*..............................      9,230,549
                                                                    ------------
                                                                      18,151,855
                                                                    ------------

            Computers -- Services (1.1%):
     87,300 Automatic Data Processing, Inc.......................      4,703,288
     13,400 Computer Sciences Corp.*.............................      1,267,975
     35,100 Electronic Data Systems Corp.........................      2,349,506
     30,000 First Data Corp......................................      1,479,375
                                                                    ------------
                                                                       9,800,144
                                                                    ------------

            Cosmetics & Toiletries (0.8%):
     22,300 Alberto-Culver Co., Class B..........................        575,619
     85,000 Gillette Co..........................................      3,500,937
     48,000 Kimberly-Clark Corp..................................      3,132,000
                                                                    ------------
                                                                       7,208,556
                                                                    ------------

            Cruise Lines (0.2%):
     41,000 Carnival Corp........................................      1,960,313
                                                                    ------------

            Diversified (5.3%):
    249,700 General Electric Co..................................     38,641,074
     12,000 Johnson Controls, Inc................................        682,500
     29,600 Minnesota Mining & Manufacturing Co..................      2,897,100
     41,100 Seagram Co., Ltd.....................................      1,846,931
     16,400 Textron, Inc.........................................      1,257,675
     40,800 United Technologies Corp.............................      2,652,000
                                                                    ------------
                                                                      47,977,280
                                                                    ------------

            Electrical Components -- Semiconductors (3.7%):
     14,200 Advanced Micro Devices, Inc.*........................        410,913
     25,900 Applied Materials, Inc.*.............................      3,281,206
    263,600 Intel Corp...........................................     21,697,574
     26,600 Rockwell International Corp..........................      1,273,475
     64,700 Texas Instruments, Inc...............................      6,267,812
                                                                    ------------
                                                                      32,930,980
                                                                    ------------

            Electronic -- Connectors (0.0%):
     13,800 Thomas & Betts Corp..................................        439,875
                                                                    ------------

            Electronic Components/Instruments (0.1%):
     11,000 Solectron Corp.*.....................................      1,046,375
                                                                    ------------

            Electronic Measuring Equipment (0.1%):
     13,600 Tektronix, Inc.......................................        528,700
                                                                    ------------

            Finance (0.5%):
     55,900 Associates First Capital Corp., Class A..............      1,533,756
     57,300 MBNA Corp............................................      1,561,425
     57,800 Washington Mutual, Inc...............................      1,502,800
                                                                    ------------
                                                                       4,597,981
                                                                    ------------

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Financial -- Consumer Loans (0.2%):
     41,500 Household International, Inc.........................   $  1,545,875
                                                                    ------------

            Financial -- Investment Bankers (0.4%):
     42,200 Merrill Lynch & Co., Inc.............................      3,523,700
                                                                    ------------

            Financial -- Miscellaneous Services (1.5%):
     30,500 American Express Co..................................      5,070,625
     59,200 Morgan Stanley, Dean Witter & Co.....................      8,450,800
                                                                    ------------
                                                                      13,521,425
                                                                    ------------

            Financial -- Mortgage & Related Services (0.9%):
     88,600 Fannie Mae...........................................      5,531,963
     49,300 Freddie Mac..........................................      2,320,181
                                                                    ------------
                                                                       7,852,144
                                                                    ------------

            Financial Services -- Diversified (1.6%):
    249,000 Citigroup, Inc.......................................     13,835,063
                                                                    ------------

            Food -- Canned (0.2%):
     41,200 H.J. Heinz Co........................................      1,640,275
                                                                    ------------

            Food -- Diversified (1.3%):
     24,100 Bestfoods............................................      1,266,756
     37,900 ConAgra, Inc.........................................        855,119
     41,500 General Mills, Inc...................................      1,483,625
     34,200 Kellogg Co...........................................      1,053,788
     18,100 Quaker Oats Co.......................................      1,187,813
     27,800 Ralston Purina Group.................................        774,925
     82,200 Sara Lee Corp........................................      1,813,537
     49,700 Unilever NV..........................................      2,705,543
                                                                    ------------
                                                                      11,141,106
                                                                    ------------

            Food Items -- Wholesale (0.1%):
     42,900 SUPERVALU, Inc.......................................        858,000
                                                                    ------------

            Food Products (0.2%):
     38,900 Safeway, Inc.*.......................................      1,383,381
                                                                    ------------

            Home Decoration Products (0.1%):
     19,400 Newell Rubbermaid, Inc...............................        562,600
                                                                    ------------

            Hotels & Lodging (0.1%):
     38,400 Marriott International, Inc., Class A................      1,212,000
                                                                    ------------

            Insurance -- Accident & Health (0.1%):
     29,300 Aon Corp.............................................      1,172,000
                                                                    ------------

            Insurance -- Brokers (0.3%):
     26,500 Marsh & McLennan Cos., Inc...........................      2,535,719
                                                                    ------------

            Insurance -- Life (0.3%):
     24,100 American General Corp................................      1,828,588
     17,700 Torchmark Corp.......................................        514,406
                                                                    ------------
                                                                       2,342,994
                                                                    ------------

            Insurance -- Multi-Line (0.3%):
     11,400 Aetna, Inc...........................................        636,263

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                  Security
   Shares                       Description                       Market Value
   ------                       -----------                       ------------

 COMMON STOCKS (continued)
            Insurance -- Multi-Line (continued)
     14,500 CIGNA Corp.........................................   $  1,168,155
     11,400 MBIA, Inc..........................................        602,063
                                                                  ------------
                                                                     2,406,481
                                                                  ------------

            Insurance -- Property & Casualty (1.7%):
     60,500 Allstate Corp......................................      1,452,000
    121,100 American International Group, Inc..................     13,093,937
     12,000 Safeco Corp........................................        298,500
                                                                  ------------
                                                                    14,844,437
                                                                  ------------

            Internet Software (2.3%):
    163,700 America Online, Inc.*..............................     12,349,118
     18,100 Yahoo, Inc.*.......................................      7,831,644
                                                                  ------------
                                                                    20,180,762
                                                                  ------------

            Machine Tools & Related Products (0.1%):
     11,800 The Black & Decker Corp............................        616,550
                                                                  ------------

            Machinery & Equipment (0.1%):
     42,200 Milacron, Inc......................................        648,825
                                                                  ------------

            Machinery -- Construction/Mining (0.3%):
     32,400 Caterpillar, Inc...................................      1,524,825
     17,500 Ingersoll-Rand Co..................................        963,594
                                                                  ------------
                                                                     2,488,419
                                                                  ------------

            Machinery -- Electrical (0.3%):
     43,900 Emerson Electric Co................................      2,518,763
                                                                  ------------

            Machinery -- General Industrial (0.1%):
      7,600 Illinois Tool Works, Inc...........................        513,475
                                                                  ------------

            Media Conglomerates (1.6%):
     96,800 Time Warner, Inc...................................      7,011,950
     47,000 Viacom, Inc., Class B*.............................      2,840,563
    143,000 Walt Disney Co.....................................      4,182,750
                                                                  ------------
                                                                    14,035,263
                                                                  ------------

            Medical -- Biomedical/Genetic (0.5%):
     76,100 Amgen, Inc.*.......................................      4,570,756
                                                                  ------------

            Medical -- Drugs (6.4%):
    110,000 Abbott Laboratories................................      3,994,375
     92,300 American Home Products Corp........................      3,640,081
    164,300 Bristol-Myers Squibb Co............................     10,546,006
     83,300 Eli Lilly & Co.....................................      5,539,450
    181,900 Merck & Co., Inc...................................     12,198,668
    295,200 Pfizer, Inc........................................      9,575,550
     35,000 Pharmacia & Upjohn, Inc............................      1,575,000
    114,700 Schering-Plough Corp...............................      4,838,906
     67,400 Warner-Lambert Co..................................      5,522,588
                                                                  ------------
                                                                    57,430,624
                                                                  ------------

            Medical -- Wholesale Drug (0.1%):
     22,900 Cardinal Health, Inc...............................      1,096,338
                                                                  ------------

                                 Security
   Shares                      Description                      Market Value
   ------                      -----------                      ------------

 COMMON STOCKS (continued)
            Medical Instruments (0.1%):
     17,200 Biomet, Inc......................................   $    688,000
                                                                ------------

            Medical Products (0.3%):
     24,300 Baxter International, Inc........................      1,526,344
     31,500 Guidant Corp.*...................................      1,480,500
                                                                ------------
                                                                   3,006,844
                                                                ------------

            Medical/Dental Supplies (1.2%):
     15,700 C.R. Bard, Inc...................................        832,100
    102,200 Johnson & Johnson................................      9,517,375
                                                                ------------
                                                                  10,349,475
                                                                ------------

            Metal -- Gold (0.1%):
     52,600 Barrick Gold Corp................................        930,362
     27,800 Homestake Mining Co..............................        217,188
                                                                ------------
                                                                   1,147,550
                                                                ------------

            Metal -- Non-Ferrous (0.1%):
     27,100 Freeport-McMoran Copper & Gold, Inc., Class B*...        572,488
      8,000 Reynolds Metals Co...............................        613,000
                                                                ------------
                                                                   1,185,488
                                                                ------------

            Metals (0.4%):
     34,200 Alcoa, Inc.......................................      2,838,600
      4,097 Phelps Dodge Corp................................        275,011
                                                                ------------
                                                                   3,113,611
                                                                ------------

            Office Automation & Equipment (0.3%):
     30,000 Pitney Bowes, Inc................................      1,449,375
     48,200 Xerox Corp.......................................      1,093,538
                                                                ------------
                                                                   2,542,913
                                                                ------------

            Oil & Gas (0.2%):
     49,900 Conoco, Inc., Class B............................      1,241,262
      7,686 Transocean Sedco Forex, Inc......................        258,916
                                                                ------------
                                                                   1,500,178
                                                                ------------

            Oil -- Field Services (0.5%):
     46,800 Halliburton Co...................................      1,883,700
     39,700 Schlumberger, Ltd................................      2,233,125
                                                                ------------
                                                                   4,116,825
                                                                ------------

            Oil -- International Integrated (4.2%):
     52,700 Chevron Corp.....................................      4,565,138
    263,437 Exxon Mobil Corp.................................     21,223,142
    156,800 Royal Dutch Petroleum Co., ADR...................      9,476,600
     37,900 Texaco, Inc......................................      2,058,444
                                                                ------------
                                                                  37,323,324
                                                                ------------

            Oil -- Production/Pipeline (0.3%):
     54,900 Enron Corp.......................................      2,436,188
                                                                ------------

            Oil -- U.S. Integrated (0.4%):
     27,700 Phillips Petroleum Co............................      1,301,900

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Oil -- U.S. Integrated (continued)
     29,600 Unocal Corp..........................................   $    993,450
     33,100 USX-Marathon Group...................................        817,156
                                                                    ------------
                                                                       3,112,506
                                                                    ------------

            Paper & Related Products (0.4%):
     40,500 International Paper Co...............................      2,285,719
     27,300 Mead Corp............................................      1,185,844
                                                                    ------------
                                                                       3,471,563
                                                                    ------------

            Photography (0.2%):
     26,800 Eastman Kodak Co.....................................      1,775,500
                                                                    ------------

            Pipelines (0.2%):
     13,600 Consolidated Natural Gas Co..........................        883,150
     34,700 The Williams Companies, Inc..........................      1,060,519
                                                                    ------------
                                                                       1,943,669
                                                                    ------------

            Printers & Related Products (0.1%):
      9,500 Lexmark International Group, Inc.*...................        859,750
                                                                    ------------

            Protection -- Safety (0.6%):
    136,000 Tyco International, Ltd..............................      5,287,000
                                                                    ------------

            Publishing -- Books (0.1%):
     20,500 McGraw-Hill Cos., Inc................................      1,263,313
                                                                    ------------

            Publishing -- Newspapers (0.5%):
     28,100 Gannett, Inc.........................................      2,291,906
      6,400 Knight-Ridder, Inc...................................        380,800
     18,200 New York Times Co....................................        894,075
     23,000 Tribune Co...........................................      1,266,438
                                                                    ------------
                                                                       4,833,219
                                                                    ------------

            Restaurants (0.5%):
    110,800 McDonald's Corp......................................      4,466,625
                                                                    ------------

            Retail (0.3%):
     16,200 Best Buy Co.*........................................        813,038
     12,500 Kohl's Corp.*........................................        902,343
     35,100 Staples, Inc.*.......................................        728,325
                                                                    ------------
                                                                       2,443,706
                                                                    ------------

            Retail -- Apparel/Shoes (0.4%):
     59,000 Gap, Inc.............................................      2,714,000
     23,800 Limited, Inc.........................................      1,030,838
                                                                    ------------
                                                                       3,744,838
                                                                    ------------

            Retail -- Discount (3.4%):
     47,200 Dayton-Hudson Corp...................................      3,466,250
     39,500 Kmart Corp.*.........................................        397,469
    372,200 Wal-Mart Stores, Inc.(b).............................     25,728,324
                                                                    ------------
                                                                      29,592,043
                                                                    ------------

            Retail -- Drug Store (0.3%):
     77,700 Walgreen Co..........................................      2,272,725
                                                                    ------------

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Retail -- Major Department Stores (0.3%):
     21,100 J.C. Penney, Inc.....................................   $    420,681
     31,400 May Department Stores Co.............................      1,012,651
     28,700 Sears, Roebuck & Co..................................        873,556
                                                                    ------------
                                                                       2,306,888
                                                                    ------------

            Retail -- Regional Department Stores (0.1%):
     18,000 Federated Department Stores, Inc.*...................        910,125
                                                                    ------------

            Retail -- Supermarkets (0.2%):
     44,100 Albertson's, Inc.....................................      1,422,225
                                                                    ------------

            Rubber -- Tires (0.0%):
     13,800 The B.F. Goodrich Co.................................        379,500
                                                                    ------------

            Soap & Cleaning Preparations (1.6%):
     44,500 Colgate-Palmolive Co.................................      2,892,500
    100,800 Procter & Gamble Co..................................     11,043,900
                                                                    ------------
                                                                      13,936,400
                                                                    ------------

            Steel -- Producers (0.1%):
     10,800 Nucor Corp...........................................        591,975
     12,600 USX-U.S. Steel Group.................................        415,800
                                                                    ------------
                                                                       1,007,775
                                                                    ------------

            Telecom Equipment (0.5%):
     23,600 QUALCOMM, Inc.*......................................      4,159,500
                                                                    ------------

            Telecommunications -- Equipment (4.2%):
      5,200 Comverse Technology, Inc.*...........................        752,700
    251,900 Lucent Technologies, Inc.............................     18,845,268
     51,400 Motorola, Inc........................................      7,568,650
     94,800 Nortel Networks Corp.................................      9,574,800
     23,100 Tellabs, Inc.*.......................................      1,482,731
                                                                    ------------
                                                                      38,224,149
                                                                    ------------

            Telecommunications -- Services and Equipment (0.5%):
     17,000 CenturyTel, Inc......................................        805,375
     42,000 Global Crossing, Ltd*................................      2,100,000
     18,500 Nextel Communications, Inc, Class A*.................      1,907,813
                                                                    ------------
                                                                       4,813,188
                                                                    ------------

            Textile -- Apparel (0.1%):
     19,200 VF Corp..............................................        576,000
                                                                    ------------

            Textile -- Home Furnishings (0.1%):
     11,100 Springs Industries, Inc..............................        443,306
                                                                    ------------

            Tobacco (0.8%):
    259,700 Philip Morris Cos., Inc..............................      6,021,793
     25,800 U.S.T., Inc..........................................        649,838
                                                                    ------------
                                                                       6,671,631
                                                                    ------------

            Tools -- Hand Held (0.0%):
     11,000 Snap-On, Inc.........................................        292,188
                                                                    ------------


                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                 Security
   Shares                       Description                      Market Value
   ------                       -----------                      ------------

 COMMON STOCKS (continued)
            Toys/Game/Hobby (0.1%):
     30,700 Hasbro, Inc.......................................   $    585,219
                                                                 ------------

            Transportation -- Air Freight (0.1%):
     21,300 FDX Corp.*........................................        871,969
                                                                 ------------

            Transportation -- Airline (0.3%):
     16,000 AMR Corp.*........................................      1,072,000
     13,700 Delta Air Lines, Inc..............................        682,431
     48,000 Southwest Airlines Co.............................        777,000
                                                                 ------------
                                                                    2,531,431
                                                                 ------------

            Transportation -- Railroad (0.3%):
     18,500 CSX Corp..........................................        580,438
     30,200 Norfolk Southern Corp.............................        619,100
     26,200 Union Pacific Corp................................      1,142,975
                                                                 ------------
                                                                    2,342,513
                                                                 ------------

            Utilities -- Electric Power (1.6%):
     31,300 Consolidated Edison, Inc..........................      1,079,850
     21,900 Detroit Edison Co.................................        687,113
     23,000 Dominion Resources, Inc...........................        902,750
     37,300 Duke Energy Corp..................................      1,869,662
     34,900 Entergy Corp......................................        898,675
     20,100 First Energy Corp.................................        456,019
     22,800 Florida Power & Light, Inc........................        976,125
     35,100 Northern States Power Co..........................        684,450
     26,600 Peco Energy Corp..................................        924,350
     35,600 Public Service Enterprise Group, Inc..............      1,239,325
     46,400 Reliant Energy, Inc...............................      1,061,400
     71,000 Southern Co.......................................      1,668,500
     34,700 Texas Utilities Co................................      1,234,019
                                                                 ------------
                                                                   13,682,238
                                                                 ------------

            Utilities -- Telephone (7.0%):
    255,800 AT&T Corp.........................................     12,981,849
    110,800 Bell Atlantic Corp................................      6,821,125
    134,500 BellSouth Corp....................................      6,296,281
     68,000 GTE Corp..........................................      4,798,250
    215,250 MCI Worldcom, Inc.*...............................     11,421,703
    262,400 SBC Communications, Inc...........................     12,792,000
     66,600 Sprint Corp.......................................      4,483,013
     40,800 US West, Inc......................................      2,937,600
                                                                 ------------
                                                                   62,531,821
                                                                 ------------
            Total Common Stocks...............................    845,262,084
                                                                 ------------

 INVESTMENT COMPANIES (3.9%):
        253 Dreyfus Cash Management Money Market Fund.........            253
 34,063,525 Federated Prime Value Obligations Money Market
            Fund..............................................     34,063,525
                                                                 ------------
            Total Investment Companies........................     34,063,778
                                                                 ------------

 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (2.0%):
 Certificate of Deposit (0.0%):
 $  258,000 Bank One Corp., 6.02%, 2/22/00......................   $    255,466
                                                                   ------------

 Commercial Paper (0.4%):
            Beverages-Non-Alcoholic (0.1%):
    500,000 Coca-Cola Co., 6.08%, 1/28/00.......................        497,764
                                                                   ------------

            Chemical-Diversified (0.0%):
    400,000 DuPont, 6.11%, 2/8/00...............................        397,505
                                                                   ------------

            Diversified Financial Services (0.0%):
    400,000 Citigroup, 6.48%, 1/24/00...........................        398,464
    300,000 General Electric Capital Corp., 6.28%, 1/14/00......        249,438
    250,000 General Electric Capital Corp., 6.14%, 3/8/00.......        247,256
                                                                   ------------
                                                                        895,158
                                                                   ------------

            Finance (0.1%):
    249,753 Ford Motor Credit Corp., 5.95%, 1/7/00..............        249,753
    250,000 General Motors Acceptance Corp., 6.34%, 1/18/00.....        249,203
                                                                   ------------
                                                                        498,956
                                                                   ------------

            Food-Canned (0.0%):
    300,000 H.J. Heinz Co., 6.05%, 1/13/00......................        249,478
                                                                   ------------

            Medical-Drugs (0.1%):
    500,000 Abbott Laboratories, 6.43%, 1/14/00.................        498,710
                                                                   ------------

            Multi-Media (0.1%):
    500,000 McGraw-Hill, 6.12%, 2/29/00.........................        495,172
                                                                   ------------

            Oil Comp-Intergrated (0.0%):
    250,000 Mobil Corp., 6.04%, 1/28/00.........................        248,882
                                                                   ------------
                                                                      3,781,625
                                                                   ------------

 Repurchase Agreements (1.2%):
  2,778,309 Donaldson Lufkin & Jenrette, 4.00%, 1/3/00
            (Collateralized by $4,063,666 various Government
            Agency Securities, 6.00%-8.50%, 1/15/24-3/15/38,
            market value $2,817,083)............................      2,778,309
  1,000,083 Morgan Stanley & Company Inc., 3.00%, 1/3/00
            (Collateralized by $959,908 various Corporate Notes
            & Bonds, 7.13%-7.25%, 5/15/19-2/15/23, market value
            $1,005,197).........................................      1,000,083
  3,582,121 Prudential Securities, 3.68%, 1/3/00 (Collateralized
            by $7,365,659 various Government Agency Securities,
            5.00%-7.50%, 1/15/24-9/20/29, market value
            $3,632,910).........................................      3,582,121

                                   Continued

                                  Growth and Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999


 Principal                        Security
   Amount                        Description                       Market Value
 ---------                       -----------                       ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Repurchase Agreements (continued)
 $2,900,342 Salomon Smith Barney, 4.25%, 1/3/00 (Collateralized
            by $5,898,138 various Government Agency Securities,
            6.00%-9.50%, 4/15/18-12/15/29, market value
            $2,940,568).........................................   $  2,900,342
                                                                   ------------
                                                                     10,260,855
                                                                   ------------

 Time Deposits (0.4%):
            Foreign Banking (0.4%):
    750,104 Comerica Cayman, 5.00%, 1/3/00......................        750,104
    750,130 Credit Suisse-First Boston Cayman, 6.25%, 1/3/00....        750,130
    750,104 National Westminster BK PLC Nassau, 5.00%, 1/3/00...        750,104
    750,219 Societe Generale Cayman, 10.50%,1/3/00..............        750,219
    750,104 Union Bank of Switzerland Cayman, 5.00%, 1/3/00.....        750,104
                                                                   ------------
                                                                      3,750,661
                                                                   ------------
            Total Short-Term Securities Purchased With
            Securities Lending Collateral.......................     18,048,607
                                                                   ------------
 Total Investments (Cost $522,144,204) (a) -- 101.9%                897,374,469
 Liabilities in excess of other assets -- (1.9)%                   (16,623,845)
                                                                   ------------
 Total Net Assets -- 100.0%                                        $880,750,624
                                                                   ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $395,290. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $391,950,859
   Unrealized depreciation........................................  (17,115,884)
                                                                   ------------
   Net unrealized appreciation.................................... $374,834,975
                                                                   ============

(b) Part of this security has been deposited as initial margin on open futures contracts.
 * Non-income producing security.
ADR -- American Depositary Receipt
NV -- Naamloze Vennootschap (Dutch Corporation)
PLC -- Public Limited Company (British)

At December 31, 1999 the Fund's open long futures contracts were as follows:

                                                        Unrealized
     # of             Opening           Notional       Appreciation       Market
   Contracts       Contract Type         Amount         on Futures         Value
   ---------       -------------        --------       ------------       ------
       90        Standard & Poor's     $33,243,700       $150,800       $33,394,500
                   500, 3/16/00

                       See Notes to Financial Statements.

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                  Security
   Shares                       Description                       Market Value
   ------                       -----------                       ------------

 COMMON STOCKS (93.0%):
            Advertising (0.4%):
      7,000 Interpublic Group Cos., Inc........................   $    403,813
      3,200 Omnicom Group......................................        320,000
                                                                  ------------
                                                                       723,813
                                                                  ------------

            Aerospace & Defense (0.7%):
     13,600 Boeing Co..........................................        565,250
     13,400 Honeywell International, Inc.......................        773,013
                                                                  ------------
                                                                     1,338,263
                                                                  ------------

            Applications Software (0.1%):
      1,100 Citrix Systems, Inc.*..............................        135,300
                                                                  ------------

            Automotive (0.9%):
     17,500 Ford Motor Co......................................        935,156
      9,300 General Motors Corp................................        675,994
                                                                  ------------
                                                                     1,611,150
                                                                  ------------

            Banks -- Central U.S. (0.2%):
     13,400 Firstar Corp.......................................        283,075
                                                                  ------------

            Banks -- Major Regional (1.7%):
     10,700 Bank of New York Co., Inc..........................        428,000
     16,800 Bank One Corp......................................        538,650
     13,900 First Union Corp...................................        456,094
     13,093 FleetBoston Financial Corp.........................        455,800
     10,700 U.S. Bancorp.......................................        254,794
     24,000 Wells Fargo Co.....................................        970,500
                                                                  ------------
                                                                     3,103,838
                                                                  ------------

            Banks -- Money Center (1.2%):
     24,800 Bank of America Corp...............................      1,244,650
     12,000 Chase Manhattan Corp...............................        932,250
                                                                  ------------
                                                                     2,176,900
                                                                  ------------

            Beverages -- Alcoholic (0.4%):
      9,100 Anheuser-Busch Co., Inc............................        644,963
                                                                  ------------

            Beverages -- Soft Drinks (2.1%):
     47,580 Coca-Cola Co.......................................      2,771,534
     28,600 PepsiCo, Inc.......................................      1,008,150
                                                                  ------------
                                                                     3,779,684
                                                                  ------------

            Broadcasting/Cable (0.9%):
      4,600 Clear Channel Communications, Inc.*................        410,550
     10,700 Comcast Corp., Special Class A.....................        541,019
      9,000 MediaOne Group, Inc.*..............................        691,312
                                                                  ------------
                                                                     1,642,881
                                                                  ------------

            Building Products -- Retail/Wholesale (1.4%):
     38,100 Home Depot, Inc....................................      2,612,231
                                                                  ------------

            Business Equipment & Services (0.1%):
      4,300 Paychex, Inc.......................................        172,000
                                                                  ------------

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Chemicals -- Diversified (0.5%):
     15,095 E.I. du Pont de Nemours & Co.........................   $    994,383
                                                                    ------------

            Computer Software (8.0%):
      2,300 Adobe Systems, Inc...................................        154,675
      9,600 Computer Associates International, Inc...............        671,400
      8,200 Compuware Corp.*.....................................        305,450
     92,960 Microsoft Corp.*.....................................     10,853,079
     24,600 Oracle Corp.*........................................      2,756,738
                                                                    ------------
                                                                      14,741,342
                                                                    ------------

            Computers -- Local Area Network (3.3%):
     56,460 Cisco Systems, Inc.*.................................      6,048,277
                                                                    ------------

            Computers -- Mainframe (2.2%):
     36,200 IBM Corp.............................................      3,909,599
      5,400 Unisys Corp.*........................................        172,463
                                                                    ------------
                                                                       4,082,062
                                                                    ------------

            Computers -- Memory Devices (0.9%):
     15,900 EMC Corp.*...........................................      1,737,075
                                                                    ------------

            Computers -- Micro (1.9%):
     23,500 Compaq Computer Corp.................................        635,969
     49,100 Dell Computer Corp.*.................................      2,504,100
      5,700 Gateway 2000, Inc.*..................................        410,756
                                                                    ------------
                                                                       3,550,825
                                                                    ------------

            Computers -- Mini (2.0%):
     13,900 Hewlett-Packard Co...................................      1,583,731
     26,600 Sun Microsystems, Inc.*..............................      2,059,838
                                                                    ------------
                                                                       3,643,569
                                                                    ------------

            Computers -- Networking Products (0.1%):
      2,000 Network Appliance, Inc.*.............................        166,125
                                                                    ------------

            Computers -- Services (1.0%):
     13,940 Automatic Data Processing, Inc.......................        751,017
      2,300 Computer Sciences Corp.*.............................        217,638
      6,900 Electronic Data Systems Corp.........................        461,869
      6,400 First Data Corp......................................        315,600
                                                                    ------------
                                                                       1,746,124
                                                                    ------------

            Cosmetics & Toiletries (1.0%):
      4,800 Avon Products, Inc...................................        158,400
     26,200 Gillette Co..........................................      1,079,113
      9,600 Kimberly-Clark Corp..................................        626,400
                                                                    ------------
                                                                       1,863,913
                                                                    ------------

            Cruise Lines (0.2%):
      8,800 Carnival Corp........................................        420,750
                                                                    ------------

            Diversified (5.4%):
     56,300 General Electric Co. (b).............................      8,712,424
      5,500 IMS Health, Inc......................................        149,531
      5,800 Minnesota Mining & Manufacturing Co..................        567,675

                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security
   Shares                        Description                        Market Value
   ------                        -----------                        ------------

 COMMON STOCKS (continued)
            Diversified (continued)
      6,900 United Technologies Corp.............................   $    448,500
                                                                    ------------
                                                                       9,878,130
                                                                    ------------

            Electrical Components -- Semiconductors (4.3%):
      5,800 Applied Materials, Inc.*.............................        734,788
     66,500 Intel Corp...........................................      5,473,780
     15,300 Texas Instruments, Inc...............................      1,482,187
      5,800 Xilinx, Inc.*........................................        263,719
                                                                    ------------
                                                                       7,954,474
                                                                    ------------

            Electronic Components/Instruments (0.3%):
      5,400 Solectron Corp.*.....................................        513,675
                                                                    ------------

            Finance (0.3%):
     10,200 Associates First Capital Corp., Class A..............        279,863
      4,700 Capital One Financial Corp...........................        226,481
      3,000 SLM Holding Corp.....................................        126,750
                                                                    ------------
                                                                         633,094
                                                                    ------------

            Financial -- Consumer Loans (0.1%):
      2,700 Providian Financial Corp.............................        245,869
                                                                    ------------

            Financial -- Investment Bankers (0.6%):
      5,500 Merrill Lynch & Co., Inc.............................        459,250
     15,000 Schwab (Charles) Corp................................        575,625
                                                                    ------------
                                                                       1,034,875
                                                                    ------------

            Financial -- Miscellaneous Services (1.2%):
      6,000 American Express Co..................................        997,500
      7,800 Morgan Stanley, Dean Witter & Co.....................      1,113,450
                                                                    ------------
                                                                       2,110,950
                                                                    ------------

            Financial -- Mortgage & Related Services (0.8%):
     14,900 Fannie Mae...........................................        930,319
     10,000 Freddie Mac..........................................        470,625
                                                                    ------------
                                                                       1,400,944
                                                                    ------------

            Financial Services -- Diversified (1.5%):
     48,600 Citigroup, Inc.......................................      2,700,338
                                                                    ------------

            Food -- Canned (0.3%):
      5,500 Campbell Soup Co.....................................        212,781
      7,100 H.J. Heinz Co........................................        282,669
                                                                    ------------
                                                                         495,450
                                                                    ------------

            Food -- Confectionary (0.1%):
      2,800 Hershey Foods Corp...................................        133,000
      1,500 Wm. Wrigley Jr. Co...................................        124,406
                                                                    ------------
                                                                         257,406
                                                                    ------------

            Food -- Diversified (1.2%):
      4,000 Bestfoods............................................        210,250
      6,200 General Mills, Inc...................................        221,650
      8,100 Kellogg Co...........................................        249,581
      2,400 Quaker Oats Co.......................................        157,500

                                  Security
   Shares                       Description                       Market Value
   ------                       -----------                       ------------

 COMMON STOCKS (continued)
            Food -- Diversified (continued)
      4,700 Ralston Purina Group...............................   $    131,013
     17,200 Sara Lee Corp......................................        379,475
     14,100 Unilever NV........................................        767,569
                                                                  ------------
                                                                     2,117,038
                                                                  ------------

            Food Items -- Wholesale (0.1%):
      4,400 Sysco Corp.........................................        174,075
                                                                  ------------

            Food Products (0.2%):
     12,600 Safeway, Inc.*.....................................        448,088
                                                                  ------------

            Glass Products (0.3%):
      4,400 Corning, Inc.......................................        567,325
                                                                  ------------

            Home Decoration Products (0.1%):
      7,100 Newell Rubbermaid, Inc.............................        205,900
                                                                  ------------

            Instruments -- Scientific (0.1%):
      2,200 PE Corp-PE Biosystems Group........................        264,688
                                                                  ------------

            Insurance -- Property & Casualty (1.3%):
     22,225 American International Group, Inc..................      2,403,078
                                                                  ------------

            Internet Software (2.7%):
     42,800 America Online, Inc.*..............................      3,228,724
      3,800 Yahoo, Inc.*.......................................      1,644,213
                                                                  ------------
                                                                     4,872,937
                                                                  ------------

            Machinery -- Electrical (0.2%):
      6,300 Emerson Electric Co................................        361,463
                                                                  ------------

            Media Conglomerates (1.8%):
     25,100 Time Warner, Inc...................................      1,818,181
     10,400 Viacom, Inc., Class B*.............................        628,550
     29,900 Walt Disney Co.....................................        874,575
                                                                  ------------
                                                                     3,321,306
                                                                  ------------

            Medical -- Biomedical/Genetic (0.6%):
     19,800 Amgen, Inc.*.......................................      1,189,238
                                                                  ------------

            Medical -- Drugs (7.9%):
     29,400 Abbott Laboratories................................      1,067,588
     25,200 American Home Products Corp........................        993,825
     38,720 Bristol-Myers Squibb Co............................      2,485,339
     21,100 Eli Lilly & Co.....................................      1,403,150
     45,500 Merck & Co., Inc...................................      3,051,343
     81,800 Pfizer, Inc........................................      2,653,387
      7,100 Pharmacia & Upjohn, Inc............................        319,500
     28,600 Schering-Plough Corp...............................      1,206,563
     15,800 Warner-Lambert Co..................................      1,294,613
                                                                  ------------
                                                                    14,475,308
                                                                  ------------

            Medical Instruments (0.4%):
     21,400 Medtronic, Inc.....................................        779,763
                                                                  ------------

            Medical Products (0.5%):
      5,700 Baxter International, Inc..........................        358,031

                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                 Security
   Shares                      Description                      Market Value
   ------                      -----------                      ------------

 COMMON STOCKS (continued)
            Medical Products (continued)
      7,200 Boston Scientific Corp.*.........................   $    157,500
      7,800 Guidant Corp.*...................................        366,600
                                                                ------------
                                                                     882,131
                                                                ------------

            Medical/Dental Supplies (1.3%):
     26,250 Johnson & Johnson................................      2,444,531
                                                                ------------

            Multimedia (0.3%):
      8,500 CBS Corp.*.......................................        543,469
                                                                ------------

            Office Automation & Equipment (0.3%):
      5,500 Pitney Bowes, Inc................................        265,719
     16,500 Xerox Corp.......................................        374,344
                                                                ------------
                                                                     640,063
                                                                ------------

            Oil & Gas (0.0%):
      1,568 Transocean Sedco Forex, Inc......................         52,827
                                                                ------------

            Oil -- Field Services (0.2%):
      8,100 Schlumberger, Ltd................................        455,625
                                                                ------------

            Oil -- International Integrated (3.1%):
     46,875 Exxon Mobil Corp.................................      3,776,366
     30,800 Royal Dutch Petroleum Co., ADR...................      1,861,475
                                                                ------------
                                                                   5,637,841
                                                                ------------

            Oil -- Production/Pipeline (0.2%):
     10,100 Enron Corp.......................................        448,188
                                                                ------------

            Photography (0.2%):
      4,600 Eastman Kodak Co.................................        304,750
                                                                ------------

            Pollution Control (0.1%):
      5,400 Waste Management, Inc............................         92,813
                                                                ------------

            Printers & Related Products (0.2%):
      3,300 Lexmark International Group, Inc.*...............        298,650
                                                                ------------

            Protection -- Safety (0.7%):
     32,600 Tyco International, Ltd..........................      1,267,325
                                                                ------------

            Publishing -- Books (0.2%):
      5,000 McGraw-Hill Cos., Inc............................        308,125
                                                                ------------

            Restaurants (0.4%):
     19,700 McDonald's Corp..................................        794,156
                                                                ------------

            Retail (0.4%):
      5,100 Best Buy Co.*....................................        255,956
      3,300 Kohl's Corp.*....................................        238,219
     11,700 Staples, Inc.*...................................        242,775
                                                                ------------
                                                                     736,950
                                                                ------------

            Retail -- Apparel/Shoes (0.5%):
     16,800 Gap, Inc.........................................        772,800
      6,200 TJX Companies, Inc...............................        126,713
                                                                ------------
                                                                     899,513
                                                                ------------

                                 Security
   Shares                      Description                      Market Value
   ------                      -----------                      ------------

 COMMON STOCKS (continued)
            Retail -- Discount (3.5%):
      6,400 Dayton-Hudson Corp...............................   $    470,000
     86,900 Wal-Mart Stores, Inc.............................      6,006,962
                                                                ------------
                                                                   6,476,962
                                                                ------------

            Retail -- Drug Store (0.3%):
     19,600 Walgreen Co......................................        573,300
                                                                ------------

            Retail -- Supermarkets (0.2%):
     16,500 Kroger Co.*......................................        311,438
                                                                ------------

            Retail/Wholesale -- Computers (0.1%):
      3,600 Tandy Corp.......................................        177,075
                                                                ------------

            Soap & Cleaning Preparations (2.0%):
      4,200 Clorox, Inc......................................        211,575
     10,220 Colgate-Palmolive Co.............................        664,300
     25,800 Procter & Gamble Co..............................      2,826,713
                                                                ------------
                                                                   3,702,588
                                                                ------------

            Technology (0.2%):
      4,500 BMC Software, Inc.*..............................        359,719
                                                                ------------

            Telecom Equipment (1.0%):
     10,800 QUALCOMM, Inc.*..................................      1,903,500
                                                                ------------

            Telecommunications (0.3%):
      5,500 Sprint Corp., PCS Group*.........................        563,750
                                                                ------------

            Telecommunications -- Equipment (4.4%):
      1,300 Comverse Technology, Inc.*.......................        188,175
     59,600 Lucent Technologies, Inc.........................      4,458,824
      7,700 Motorola, Inc....................................      1,133,825
     16,400 Nortel Networks Corp.............................      1,656,400
      9,300 Tellabs, Inc.*...................................        596,944
                                                                ------------
                                                                   8,034,168
                                                                ------------

            Telecommunications -- Services and Equipment (0.7%):
     13,900 Global Crossing, Ltd*............................        695,000
      6,600 Nextel Communications, Inc, Class A*.............        680,625
                                                                ------------
                                                                   1,375,625
                                                                ------------

            Tobacco (0.4%):
     35,100 Philip Morris Cos., Inc..........................        813,881
                                                                ------------

            Utilities -- Telephone (8.3%):
     62,000 AT&T Corp........................................      3,146,499
     30,000 Bell Atlantic Corp...............................      1,846,875
     36,500 BellSouth Corp...................................      1,708,656
     19,000 GTE Corp.........................................      1,340,688
     41,250 MCI Worldcom, Inc.*..............................      2,188,828
     66,300 SBC Communications, Inc..........................      3,232,124
     13,400 Sprint Corp......................................        901,988
      9,800 US West, Inc.....................................        705,600
                                                                ------------
                                                                  15,071,258
                                                                ------------
            Total Common Stocks..............................    170,794,176
                                                                ------------


                                   Continued

                                  Large Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                  Security
   Shares                        Description                       Market Value
   ------                        -----------                       ------------

 INVESTMENT COMPANIES (6.9%):
  2,513,469 Dreyfus Cash Management Money Market Fund...........   $  2,513,469
  9,519,931 Federated Prime Value Obligations Money Market
            Fund................................................      9,519,931
      3,820 S&P Depositary Receipt..............................        561,063
                                                                   ------------
            Total Investment Companies..........................     12,594,463
                                                                   ------------
 Total Investments (Cost $159,970,284) (a) -- 99.9%                 183,388,639
 Other assets in excess of liabilities -- 0.1%                          123,241
                                                                   ------------
 TOTAL NET ASSETS -- 100.0%                                        $183,511,880
                                                                   ============

-------
(a) Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $ 27,732,398
   Unrealized depreciation........................................   (4,314,043)
                                                                   ------------
   Net unrealized appreciation.................................... $ 23,418,355
                                                                   ============

(b) Part of this security has been deposited as initial margin on open futures contract
 * Non-income producing security.
ADR -- American Depositary Receipt
NV -- Naamloze Vennootschap (Dutch Corporation)

At December 31, 1999 the Fund's open long futures contracts were as follows:

                                                        Unrealized
     # of             Opening           Notional       Appreciation       Market
   Contracts       Contract Type         Amount         on Futures         Value
   ---------       -------------        --------       ------------       ------
       28        Standard & Poor's     $10,090,692       $298,708       $10,389,400
                   500, 3/16/00

                       See Notes to Financial Statements.

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                   Security
   Shares                         Description                       Market Value
   ------                         -----------                       ------------

 COMMON STOCKS (96.9%):
             Advertising (1.1%):
      50,000 Catalina Market Corp.*..............................   $  5,787,500
      81,900 Ha-Lo Industries, Inc.*.............................        614,250
      40,000 True North Communications...........................      1,787,500
                                                                    ------------
                                                                       8,189,250
                                                                    ------------

             Aerospace & Defense (0.4%):
      25,000 Alliant Techsystems, Inc.*..........................      1,557,813
      54,800 Newport News Shipbuilding...........................      1,507,000
                                                                    ------------
                                                                       3,064,813
                                                                    ------------

             Aerospace/Defense Equipment (0.2%):
      43,150 AAR Corp. ..........................................        774,004
      54,630 Fairchild Corp. --  Class A*........................        495,084
                                                                    ------------
                                                                       1,269,088
                                                                    ------------

             Audio/Video Production (0.4%):
      50,280 Harman International Industries, Inc. ..............      2,821,965
                                                                    ------------

             Auto/Truck -- Original Equipment (0.6%):
      46,800 Arvin Industries, Inc. .............................      1,327,950
      45,000 Detroit Diesel Corp. ...............................        863,438
      23,000 Superior Industries International, Inc. ............        616,688
     100,000 Tower Automotive, Inc.*.............................      1,543,749
                                                                    ------------
                                                                       4,351,825
                                                                    ------------

             Banks -- Central U.S. (0.9%):
     170,000 Community First Bankshares, Inc. ...................      2,677,500
     122,700 MAF Bancorp, Inc....................................      2,569,031
     126,500 Republic Bancorp, Inc. .............................      1,535,789
                                                                    ------------
                                                                       6,782,320
                                                                    ------------

             Banks -- East (1.4%):
      65,000 Banknorth Group, Inc. ..............................      1,738,750
      27,000 Community Bank System, Inc. ........................        624,375
     103,000 Hudson United Bancorp...............................      2,632,938
     124,000 Roslyn Bancorp, Inc. ...............................      2,294,000
     122,000 UST Corp. ..........................................      3,873,499
                                                                    ------------
                                                                      11,163,562
                                                                    ------------

             Banks -- Midwest (0.5%):
     107,850 First Midwest Bancgroup, Inc. ......................      2,858,025
      45,000 Irwin Financial Corp. ..............................        801,563
                                                                    ------------
                                                                       3,659,588
                                                                    ------------

             Banks -- Northeast (0.8%):
      77,286 Commerce Bancorp, Inc. .............................      3,125,253
     158,400 First Commonwealth Financial Corp. .................      1,900,800
      52,200 Independent Bank Corp. .............................        652,500
      26,565 Sterling Bancorp....................................        425,040
                                                                    ------------
                                                                       6,103,593
                                                                    ------------

             Banks -- South (0.7%):
      85,000 Firstbank Corp. ....................................      1,763,749
      78,100 Premier Bancshares, Inc. ...........................      1,064,113
     130,000 Republic Security Financial Corp. ..................        930,313

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Banks -- South (continued)
      77,100 Triangle Bancorp, Inc. ...........................   $  1,493,813
                                                                  ------------
                                                                     5,251,988
                                                                  ------------

             Banks -- Southeast (0.6%):
     139,000 BancorpSouth, Inc. ...............................      2,267,437
      74,984 F & M National Corp. .............................      2,066,747
                                                                  ------------
                                                                     4,334,184
                                                                  ------------

             Banks -- Southwest (0.2%):
      46,800 Texas Regional Bancshares, Inc. ..................      1,357,200
                                                                  ------------

             Banks -- West (1.1%):
      33,326 First Republic Bancorp, Inc.*.....................        783,161
      10,000 Greater Bay Bancorp...............................        428,750
     143,200 Imperial Bancorp*.................................      3,454,700
      72,500 Silicon Valley Bankshares*........................      3,588,750
                                                                  ------------
                                                                     8,255,361
                                                                  ------------

             Building (0.2%):
      37,400 Centex Construction Products, Inc. ...............      1,458,600
                                                                  ------------

             Building & Construction -- Miscellaneous (0.4%):
      70,900 Dal-Tile International, Inc.*.....................        717,863
      55,575 Elcor Corp. ......................................      1,674,196
      27,800 Nortek, Inc.*.....................................        778,400
                                                                  ------------
                                                                     3,170,459
                                                                  ------------

             Building -- Heavy Construction (0.6%):
      80,000 Dycom Industries, Inc.*...........................      3,525,000
      42,700 Granite Construction, Inc. .......................        787,281
                                                                  ------------
                                                                     4,312,281
                                                                  ------------

             Building -- Maintenance & Service (0.1%):
      48,800 ABM Industries, Inc. .............................        994,300
                                                                  ------------

             Building -- Mobile/Manufacturing & Recreational Vehicles
             (0.1%):
      38,300 Winnebago Industries, Inc. .......................        768,394
                                                                  ------------

             Building -- Residential/Commercial (0.7%):
      53,400 D. R. Horton, Inc. ...............................        737,588
      63,200 Kaufman & Broad Home Corp. .......................      1,528,649
      35,400 Pulte Corp. ......................................        796,500
      21,800 Ryland Group, Inc. ...............................        502,763
      59,500 Standard-Pacific Corp.............................        654,500
      53,300 Toll Brothers, Inc.*..............................        992,712
      18,300 U.S. Home Corp.*..................................        467,794
                                                                  ------------
                                                                     5,680,506
                                                                  ------------

             Building Products -- Air Conditioning/Heat (0.1%):
      47,962 Watsco, Inc. .....................................        554,561
                                                                  ------------

             Building Products -- Retail/Wholesale (0.2%):
      59,900 Hughes Supply, Inc. ..............................      1,291,594
                                                                  ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security
   Shares                         Description                       Market Value
   ------                         -----------                       ------------

 COMMON STOCKS (continued)
             Business Information (0.3%):
      70,000 Primark Corp.*......................................   $  1,946,875
                                                                    ------------

             Business Services (1.0%):
      67,000 ADVO, Inc.*.........................................      1,591,250
      38,300 Fair Issac & Co., Inc. .............................      2,029,900
      69,300 Franklin Covey Co.*.................................        519,750
     150,000 Interim Services, Inc.*.............................      3,712,500
                                                                    ------------
                                                                       7,853,400
                                                                    ------------

             Chemicals -- Plastic (0.5%):
      50,100 Geon Co. ...........................................      1,628,250
      41,700 Spartech Corp. .....................................      1,344,825
      50,000 Wellman, Inc. ......................................        931,250
                                                                    ------------
                                                                       3,904,325
                                                                    ------------

             Chemicals -- Specialty (0.4%):
      19,800 Bush Boake Allen, Inc.*.............................        486,338
      84,900 NL Industries, Inc. ................................      1,278,806
      47,300 OM Group, Inc. .....................................      1,628,894
                                                                    ------------
                                                                       3,394,038
                                                                    ------------

             Circuits (0.3%):
      75,000 Integrated Device Technology, Inc.*.................      2,175,000
                                                                    ------------

             Commercial Services (0.8%):
      35,000 CDI Corp.*..........................................        844,375
     100,000 Century Business Services, Inc.*....................        843,750
      60,000 Lason, Inc.*........................................        660,000
      35,000 Maximus, Inc.*......................................      1,187,813
      50,000 NOVA Corp.*.........................................      1,578,125
      40,000 Prepaid Legal Services, Inc.*.......................        960,000
                                                                    ------------
                                                                       6,074,063
                                                                    ------------

             Computer Data Security (1.3%):
      50,000 ISS Group, Inc.*....................................      3,556,250
      85,000 RSA Security, Inc.*.................................      6,587,499
                                                                    ------------
                                                                      10,143,749
                                                                    ------------

             Computer Hardware Manufacturing (0.2%):
      75,000 Micron Electronics, Inc.*...........................        834,375
      75,000 SpeedFam-IPEC, Inc.*................................        970,313
                                                                    ------------
                                                                       1,804,688
                                                                    ------------

             Computer Software (6.7%):
      45,000 Ardent Software, Inc.*..............................      1,755,000
      75,000 Broadvision, Inc.*..................................     12,754,687
      35,000 Documentum, Inc.*...................................      2,095,625
      60,000 Excalibur Technologies Corp.*.......................      1,237,500
      65,000 Hyperion Solutions Corp.*...........................      2,827,500
      55,000 Mercury Interactive Corp.*..........................      5,936,562
      20,000 Micromuse, Inc.*....................................      3,400,000
      92,500 Midway Games, Inc.*.................................      2,214,219
     100,000 MSC Software Corp.*.................................      1,012,500
      50,000 Peregrine Systems, Inc.*............................      4,209,374
      35,000 Progress Software Corp.*............................      1,986,250
      73,200 Project Software & Development, Inc.*...............      4,062,600

                                   Security
   Shares                         Description                       Market Value
   ------                         -----------                       ------------

 COMMON STOCKS (continued)
             Computer Software (continued)
      40,000 Rainbow Technologies, Inc.*.........................   $    930,000
     150,000 Sybase, Inc.*.......................................      2,550,000
      40,000 Transaction Systems Architects, Inc.*...............      1,120,000
      25,000 Verity, Inc.*.......................................      1,064,063
      90,000 Wind River Systems, Inc.*...........................      3,307,500
                                                                    ------------
                                                                      52,463,380
                                                                    ------------

             Computers -- Equipment (0.3%):
      50,000 Insight Enterprises, Inc.*..........................      2,031,250
      53,000 Systemax Inc.*......................................        450,500
                                                                    ------------
                                                                       2,481,750
                                                                    ------------

             Computers -- Integrated Systems (0.9%):
      85,000 Cerner Corp.*.......................................      1,673,438
      58,900 MICROS Systems, Inc.*...............................      4,358,600
      75,000 Systems & Computer Technology Corp.*................      1,218,750
                                                                    ------------
                                                                       7,250,788
                                                                    ------------

             Computers -- Local Area Network (0.2%):
      81,000 Anixter International, Inc.*........................      1,670,625
                                                                    ------------

             Computers -- Memory Devices (0.7%):
      72,700 Hutchinson Technology, Inc.*........................      1,544,875
      30,000 SanDisk Corp.*......................................      2,887,500
     250,000 Western Digital Corp.*..............................      1,046,875
                                                                    ------------
                                                                       5,479,250
                                                                    ------------

             Computers -- Networking Products (0.6%):
      60,000 Visual Networks, Inc.*..............................      4,755,000
                                                                    ------------

             Computers -- Peripheral Equipment (0.2%):
      50,000 In Focus Systems, Inc.*.............................      1,159,375
      30,800 Printronix, Inc.*...................................        700,700
                                                                    ------------
                                                                       1,860,075
                                                                    ------------

             Computers -- Services (3.3%):
      83,800 Bell & Howell Co.*..................................      2,665,888
      25,000 CheckFree Holdings Corp.*...........................      2,612,500
     100,000 CIBER, Inc.*........................................      2,750,000
      66,500 Computer Task Group, Inc. ..........................        985,031
      67,600 DBT Online, Inc.*...................................      1,647,750
      50,000 Factset Research Systems, Inc. .....................      3,981,250
      75,000 Mastech Corp.*......................................      1,856,250
     100,000 PSINet, Inc.*.......................................      6,174,999
      60,000 Sykes Enterprises, Inc.*............................      2,632,500
                                                                    ------------
                                                                      25,306,168
                                                                    ------------

             Construction (0.1%):
      84,200 Morrison Knudsen Corp.*.............................        657,813
                                                                    ------------

             Consulting Services (0.5%):
      15,000 Diamond Technology Partners, Inc.*..................      1,289,063
      50,000 USWeb Corp.*........................................      2,221,875
                                                                    ------------
                                                                       3,510,938
                                                                    ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                 Security
   Shares                       Description                     Market Value
   ------                       -----------                     ------------

 COMMON STOCKS (continued)
             Consumer Non-Durable (0.2%):
     107,900 Wolverine World Wide, Inc. .....................   $  1,180,156
                                                                ------------

             Consumer Products -- Miscellaneous (0.3%):
      50,000 Department 56, Inc.*............................      1,131,250
      43,500 Oneida, Ltd. ...................................        946,125
                                                                ------------
                                                                   2,077,375
                                                                ------------

             Containers -- Paper & Plastic (0.2%):
     110,700 Longview Fibre Co. .............................      1,577,475
                                                                ------------

             Cosmetics & Toiletries (0.2%):
     105,000 Playtex Products, Inc.*.........................      1,614,375
                                                                ------------

             Data Processing & Reproduction (1.0%):
      50,000 American Management Systems, Inc.*..............      1,568,750
      79,200 Choicepoint, Inc.*..............................      3,276,900
      50,000 CSG Systems International, Inc.*................      1,993,750
      85,200 Pegasystems, Inc.*..............................        958,500
                                                                ------------
                                                                   7,797,900
                                                                ------------

             Diversified (1.0%):
      38,400 Clarcor, Inc. ..................................        691,200
      65,400 Federal Signal Corp. ...........................      1,050,488
      60,800 Gencorp, Inc. ..................................        600,400
      75,000 Imation Corp.*..................................      2,517,187
      35,025 Manitowoc Co., Inc. ............................      1,190,850
      45,900 MascoTech, Inc..................................        582,356
      50,000 Triarc Cos., Inc.*..............................        918,750
                                                                ------------
                                                                   7,551,231
                                                                ------------

             Electrical & Electronic (0.1%):
      40,400 Sigcorp, Inc. ..................................        919,100
                                                                ------------

             Electrical Components -- Semiconductors (3.3%):
     300,000 Cypress Semiconductor Corp.*....................      9,712,499
     136,700 General Semiconductor, Inc.*....................      1,939,431
     189,500 International Rectifier Corp.*..................      4,927,000
     100,000 MEMC Electronic Materials, Inc.*................      1,225,000
      50,000 PMC-Sierra, Inc.*...............................      8,015,625
                                                                ------------
                                                                  25,819,555
                                                                ------------

             Electrical Equipment (0.6%):
      40,500 C&D Technologies, Inc. .........................      1,721,250
      27,100 United Illuminating Co. ........................      1,392,263
      75,000 World Access, Inc.*.............................      1,443,750
                                                                ------------
                                                                   4,557,263
                                                                ------------

             Electronic -- Manufacturing & Machinery (1.1%):
      80,000 Kulicke & Soffa Industries, Inc.*...............      3,405,000
      55,600 PRI Automation, Inc.*...........................      3,732,150
      25,000 Watkins-Johnson Co. ............................      1,000,000
                                                                ------------
                                                                   8,137,150
                                                                ------------

             Electronic -- Miscellaneous Components (3.1%):
      88,000 BMC Industries, Inc. ...........................        429,000
      85,000 CTS Corp. ......................................      6,406,874

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Electronic -- Miscellaneous Components (continued)
      50,000 Hadco Corp.*......................................   $  2,550,000
      53,500 Innovex, Inc. ....................................        501,563
      62,500 Littlefuse, Inc.*.................................      1,516,602
      50,000 Oak Industries, Inc.*.............................      5,306,249
      55,000 OEA, Inc. ........................................        268,125
      30,000 Park Electrochemical Corp. .......................        796,875
      70,000 Photronics Corp.*.................................      2,003,750
      50,000 Plexus Corp.*.....................................      2,200,000
      43,200 RadiSys Corp.*....................................      2,203,200
                                                                  ------------
                                                                    24,182,238
                                                                  ------------

             Electronic Components/Instruments (3.7%):
      50,000 Applied Micro Circuits Corp.*.....................      6,362,499
     100,000 Artesyn Technologies, Inc.*.......................      2,100,000
      85,000 Cable Design Technologies*........................      1,955,000
      70,000 Etec Systems, Inc.*...............................      3,141,250
      50,000 Lam Research Corp.*...............................      5,578,125
      75,000 Methode Electronics, Inc.- Class A................      2,409,375
      50,000 Pioneer Standard Electronics, Inc. ...............        721,875
      25,000 QLogic Corp.*.....................................      3,996,875
      46,000 Technitrol, Inc. .................................      2,047,000
                                                                  ------------
                                                                    28,311,999
                                                                  ------------

             Electronic Measuring Equipment (0.6%):
     125,000 Tektronix, Inc. ..................................      4,859,375
                                                                  ------------

             Electronic Measuring Machines (0.2%):
      99,100 Genrad, Inc.*.....................................      1,597,988
                                                                  ------------

             Electronic Parts -- Distribution (0.5%):
      20,000 Avnet, Inc. ......................................      1,210,000
     103,000 Kent Electronics Corp.*...........................      2,343,250
                                                                  ------------
                                                                     3,553,250
                                                                  ------------

             Electronic Products -- Miscellaneous (0.7%):
     100,300 Allen Telecom, Inc.*..............................      1,159,719
      81,000 Kopin Corp.*......................................      3,402,000
      87,500 MagneTek, Inc.*...................................        672,656
                                                                  ------------
                                                                     5,234,375
                                                                  ------------

             Electronics (0.4%):
      50,000 C-Cube Microsystems, Inc.*........................      3,112,500
                                                                  ------------

             Engineering (0.2%):
      41,100 Jacobs Engineering Group, Inc.*...................      1,335,750
                                                                  ------------

             Entertainment (0.3%):
     125,000 Acclaim Entertainment, Inc.*......................        640,625
      78,900 Vail Resorts, Inc.*...............................      1,415,269
                                                                  ------------
                                                                     2,055,894
                                                                  ------------

             Fertilizers (0.2%):
      39,900 The Scotts Company*...............................      1,605,975
                                                                  ------------

             Financial -- Consumer Loans (0.5%):
     190,000 AmeriCredit Corp.*................................      3,515,000

                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                Security
   Shares                      Description                    Market Value
   ------                      -----------                    ------------

 COMMON STOCKS (continued)
             Financial -- Consumer Loans (continued)
     136,500 Arcadia Financial Ltd.* ......................   $    605,719
                                                              ------------
                                                                 4,120,719
                                                              ------------

             Financial -- Investment Banker/Broker (1.7%):
      23,500 Advest Group, Inc. ...........................        431,813
      75,000 Ameritrade Holding Corp.- Class A*............      1,626,563
      40,000 Dain Rauscher Corp. ..........................      1,860,000
      75,000 E*Trade Group, Inc.*..........................      1,959,374
      71,800 Investment Technology Group, Inc. ............      2,064,249
      60,000 Jefferies Group, Inc. ........................      1,320,000
     113,225 Morgan Keegan, Inc............................      1,903,595
      35,000 National Discount Brokers Group*..............        923,125
      38,093 Southwest Securities Group, Inc. .............      1,042,796
                                                              ------------
                                                                13,131,515
                                                              ------------

             Financial -- Investment Management Cos. (0.5%):
     100,000 Eaton Vance Corp. ............................      3,800,000
                                                              ------------

             Financial -- Leasing Company (0.2%):
      43,300 Cort Business Services Corp.*.................        755,044
      39,700 DVI, Inc.*....................................        602,944
                                                              ------------
                                                                 1,357,988
                                                              ------------

             Financial -- Mortgage & Related Services (0.1%):
      47,600 Triad Guaranty, Inc.*.........................      1,082,900
                                                              ------------

             Financial -- Savings & Loan (0.6%):
     100,686 Downey Financial Corp. .......................      2,032,599
      70,000 FirstFed Financial Corp.*.....................        984,375
      65,000 Staten Island Bancorp, Inc. ..................      1,170,000
      40,000 Westcorp......................................        580,000
                                                              ------------
                                                                 4,766,974
                                                              ------------

             Financial Services -- Diversified (0.1%):
     130,000 Phoenix Investment Partners Ltd. .............      1,056,250
                                                              ------------

             Food -- Diversified (0.3%):
      83,200 Ralcorp Holding, Inc.*........................      1,658,800
      60,000 The Earthgrains Co. ..........................        967,500
                                                              ------------
                                                                 2,626,300
                                                              ------------

             Food -- Flour & Grain (0.1%):
      50,600 International Multi-Foods Corp. ..............        670,450
                                                              ------------

             Glass Products (0.1%):
      36,200 Libbey, Inc. .................................      1,040,750
                                                              ------------

             Health Care (0.3%):
     122,600 IDEXX Laboratories, Inc.*.....................      1,976,925
                                                              ------------

             Hotels & Lodging (0.1%):
     100,000 Prime Hospitality Corp.*......................        881,250
                                                              ------------

             Human Resources (0.0%):
      46,200 Careerbuilder, Inc.*..........................        297,413
                                                              ------------

                     Security
   Shares           Description         Market Value
   ------           -----------         ------------

 COMMON STOCKS (continued)
             Industrial -- Automotive/Robotics
             (0.3%):
      56,000 Esterline Technologies
             Corp.*..................   $    647,500
      86,700 Gerber Scientific,
             Inc. ...................      1,901,981
                                        ------------
                                           2,549,481
                                        ------------

             Instruments -- Control (0.6%):
      98,500 Roper Industries,
             Inc. ...................      3,724,531
      52,000 Watts Industries, Inc.-
             Class A.................        767,000
                                        ------------
                                           4,491,531
                                        ------------

             Instruments -- Scientific (1.2%):
      76,500 Dionex Corp.*...........      3,150,844
     145,000 PerkinElmer, Inc. ......      6,044,687
                                        ------------
                                           9,195,531
                                        ------------

             Insurance (0.1%):
      45,000 StanCorp Financial
             Group, Inc. ............      1,133,438
                                        ------------

             Insurance -- Accident & Health
             (0.1%):
      19,000 Penn Treaty American
             Corp.*..................        299,250
      16,600 RLI Corp. ..............        564,400
                                        ------------
                                             863,650
                                        ------------

             Insurance -- Brokers (1.0%):
      59,100 Arthur J. Gallagher &
             Co. ....................      3,826,725
      40,000 Blanch (E.W.) Holdings,
             Inc. ...................      2,450,000
      47,200 Hilb, Rogal & Hamilton
             Co. ....................      1,333,400
                                        ------------
                                           7,610,125
                                        ------------

             Insurance -- Life (0.4%):
      50,000 Amerus Life Holdings,
             Inc. ...................      1,150,000
      52,020 Delphi Financial
             Group*..................      1,560,600
                                        ------------
                                           2,710,600
                                        ------------

             Insurance -- Multi-Line (0.6%):
     126,000 Enhance Financial
             Services Group, Inc. ...      2,047,500
     119,800 FBL Financial Group,
             Inc.- Class A...........      2,396,000
                                        ------------
                                           4,443,500
                                        ------------

             Insurance -- Property & Casualty
             (0.7%):
      60,278 Fidelity National
             Financial, Inc. ........        866,496
      60,000 First American Financial
             Corp. ..................        746,250
      65,000 Foremost Corporation of
             America.................      1,844,375
      30,000 Philadelphia
             Consolidated Holding
             Corp.*..................        435,000
      40,500 SCPIE Holdings, Inc. ...      1,301,063
                                        ------------
                                           5,193,184
                                        ------------

             Internet Content (1.2%):
      25,000 DoubleClick, Inc.*......      6,326,563
      40,000 S1 Corp.*...............      3,125,000
                                        ------------
                                           9,451,563
                                        ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                      Security
   Shares            Description           Market Value
   ------            -----------           ------------

 COMMON STOCKS (continued)
             Internet Software (1.1%):
      75,000 Concentric Network
             Corp.*....................   $    2,310,938
      25,000 EarthLink Network, Inc.*..        1,062,500
      60,000 Exodus Communications,
             Inc.*.....................        5,328,750
                                          --------------
                                               8,702,188
                                          --------------

             Lasers -- Systems/Components (1.3%):
      75,000 Coherent, Inc.*...........        2,006,250
      36,900 Electro Scientific
             Industries, Inc.*.........        2,693,700
     100,000 VISX, Inc.*...............        5,175,000
                                          --------------
                                               9,874,950
                                          --------------

             Leisure & Recreation Products (0.3%):
      55,000 Polaris Industries,
             Inc. .....................        1,993,750
                                          --------------

             Leisure & Recreation/Gaming (0.4%):
     104,400 Aztar Corp.*..............        1,135,350
      44,900 Hollywood Park, Inc.*.....        1,007,444
      56,000 Station Casinos, Inc.*....        1,256,500
                                          --------------
                                               3,399,294
                                          --------------

             Machine Tools & Related Products (0.4%):
      80,000 Applied Power, Inc. ......        2,940,000
                                          --------------

             Machinery -- Construction/Mining (0.4%):
      35,150 Commercial Intertech
             Corp. ....................          448,163
      92,500 JLG Industries, Inc. .....        1,474,218
      35,000 Terex Corp.*..............          971,250
                                          --------------
                                               2,893,631
                                          --------------

             Machinery -- Electrical (0.3%):
      76,000 Baldor Electric Co. ......        1,377,500
      45,000 Smith (A.O.) Corp. .......          984,375
                                          --------------
                                               2,361,875
                                          --------------

             Machinery -- General Industrial (0.8%):
      57,120 Albany International
             Corp.- Class A*...........          885,360
      42,725 Applied Industrial
             Technology, Inc. .........          710,303
      52,900 Global Industrial
             Technologies, Inc.*.......          681,088
      46,500 Graco, Inc. ..............        1,668,188
      62,425 Idex Corp. ...............        1,896,159
      83,566 Paxar Corp.*..............          705,088
                                          --------------
                                               6,546,186
                                          --------------

             Machinery -- Material Handling (0.1%):
      15,000 Nacco Industries, Inc. ...          833,438
                                          --------------

             Medical -- Biomedical/Genetic (3.6%):
      50,000 Affymetrix, Inc.*.........        8,484,375
      75,000 Alkermes, Inc.*...........        3,684,375
     107,300 Creative Biomolecules,
             Inc.*.....................          529,794
      50,000 IDEC Pharmaceuticals
             Corp.*....................        4,912,500
      90,000 Millennium
             Pharmaceuticals*..........       10,979,999
                                          --------------
                                              28,591,043
                                          --------------

                     Security
   Shares           Description         Market Value
   ------           -----------         ------------

 COMMON STOCKS (continued)
             Medical -- Biotechnology (0.2%):
      45,000 Biomatrix, Inc.*........   $    866,250
      31,900 Cryolife, Inc.*.........        374,825
                                        ------------
                                           1,241,075
                                        ------------

             Medical -- Drugs (2.0%):
      60,000 Alpharma, Inc. .........      1,845,000
     100,000 Carter-Wallace, Inc. ...      1,793,750
     105,000 Dura Pharmaceuticals,
             Inc.*...................      1,463,438
      62,700 Guilford
             Pharmaceuticals, Inc.*..      1,065,900
      85,000 Jones Pharma, Inc. .....      3,692,187
     106,200 Ligand Pharmaceuticals,
             Inc.*...................      1,367,325
      85,000 Medicus Pharmaceuticals,
             Inc.*...................      3,617,812
      31,627 Priority Healthcare
             Corp. -- Class A*.......        915,206
                                        ------------
                                          15,760,618
                                        ------------

             Medical -- Health Medical
             Organization (0.2%):
     149,800 Mid Atlantic Medical
             Services, Inc.*.........      1,245,212
      86,250 Sierra Health Services,
             Inc.*...................        576,797
                                        ------------
                                           1,822,009
                                        ------------

             Medical -- Hospital (0.1%):
      40,300 Curative Health
             Services, Inc.*.........        312,325
      10,500 Province Healthcare
             Co.*....................        199,500
                                        ------------
                                             511,825
                                        ------------

             Medical -- Hospital Services (0.5%):
      92,800 Magellan Health
             Services, Inc.*.........        585,800
     100,000 Quest Diagnostics,
             Inc.*...................      3,056,250
                                        ------------
                                           3,642,050
                                        ------------

             Medical -- Nursing Homes (0.2%):
      36,700 American Retirement
             Corp.*..................        291,306
     200,000 Beverly Enterprises,
             Inc.*...................        875,000
                                        ------------
                                           1,166,306
                                        ------------

             Medical -- Outpatient/Home Care
             (0.6%):
     165,500 Apria Healthcare Group,
             Inc.*...................      2,968,656
     118,000 Orthodontic Centers of
             America*................      1,408,625
                                        ------------
                                           4,377,281
                                        ------------

             Medical -- Wholesale Drug (0.3%):
      70,666 Bindley Western
             Industries, Inc. .......      1,064,407
      20,000 Express Scripts, Inc.-
             Class A*................      1,280,000
                                        ------------
                                           2,344,407
                                        ------------
             Medical Equipment & Supplies (0.3%):
      50,000 Conmed Corp.*...........      1,293,750
      75,000 Laser Vision Centers,
             Inc.*...................        792,188
      63,800 Respironics, Inc.*......        508,406
                                        ------------
                                           2,594,344
                                        ------------

             Medical Instruments (0.2%):
      93,100 Acuson Corp.*...........      1,169,569
                                        ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                     Security
   Shares           Description         Market Value
   ------           -----------         ------------

 COMMON STOCKS (continued)
             Medical Products (0.7%):
      44,000 Diagnostic Products
             Corp. ..................   $  1,078,000
      86,800 Haemonetics Corp.*......      2,066,924
     103,400 Owens & Minor, Inc. ....        924,138
      53,000 West Pharmaceutical
             Services, Inc. .........      1,639,688
                                        ------------
                                           5,708,750
                                        ------------

             Medical Supplies (0.4%):
      65,800 Ocular Sciences, Inc.*..      1,241,975
      78,500 Sola International,
             Inc.*...................      1,089,188
     100,000 STERIS Corp.*...........      1,031,250
                                        ------------
                                           3,362,413
                                        ------------

             Medical/Dental Supplies (0.2%):
      46,500 Cooper Cos., Inc. ......      1,400,812
      62,200 Sunrise Medical, Inc.*..        384,863
                                        ------------
                                           1,785,675
                                        ------------

             Metal -- Iron (0.1%):
      14,200 Cleveland Cliffs,
             Inc. ...................        441,975
                                        ------------

             Metal -- Miscellaneous (0.1%):
      37,400 Brush Wellman, Inc. ....        628,788
                                        ------------

             Metal -- Non-Ferrous (0.1%):
     100,000 Kaiser Aluminum Corp.*..        768,750
                                        ------------

             Metal -- Processing & Fabrication
             (0.6%):
      35,233 Commercial Metals Co. ..      1,195,720
      77,700 Mueller Industries,
             Inc.*...................      2,816,624
      32,500 Wolverine Tube, Inc.*...        459,063
                                        ------------
                                           4,471,407
                                        ------------

             Metal Products -- Distribution
             (0.1%):
      37,500 Reliance Steel &
             Aluminum Co. ...........        878,906
                                        ------------

             Network Products (0.7%):
      40,000 Apex Inc.*..............      1,290,000
      60,000 Computer Network
             Technology Corp.*.......      1,376,250
      75,000 MMC Networks, Inc.*.....      2,578,125
                                        ------------
                                           5,244,375
                                        ------------

             Office Supplies & Forms (0.4%):
      38,400 American Business
             Products, Inc. .........        448,800
      62,900 John H. Harland Co. ....      1,151,855
      33,800 New England Business
             Service, Inc. ..........        825,988
      41,500 Standard Register Co. ..        804,063
                                        ------------
                                           3,230,706
                                        ------------
             Oil & Gas (0.1%):
     100,000 Santa Fe Snyder Corp.*..        800,000

                                        ------------
             Oil & Gas -- Drilling (0.2%):
      34,000 Atwood Oceanics, Inc.*..      1,313,250
                                        ------------

                                   Security
   Shares                         Description                       Market Value
   ------                         -----------                       ------------

 COMMON STOCKS (continued)
             Oil -- Field Services (0.7%):
      57,700 Hanover Compressor Co.*.............................   $  2,178,175
      49,600 Oceaneering International, Inc.*....................        740,900
      49,700 RPC Energy Services, Inc. ..........................        285,775
      29,500 Seacor Holdings, Inc.*..............................      1,526,625
      54,600 Seitel, Inc.*.......................................        368,550
      46,600 Veritas DGC, Inc.*..................................        652,400
                                                                    ------------
                                                                       5,752,425
                                                                    ------------

             Oil -- U.S. Exploration & Production (1.3%):
      48,200 Berry Petroleum Co. ................................        729,025
      44,600 Cabot Oil & Gas Corp. ..............................        716,388
      83,850 Cross Timbers Oil Co. ..............................        759,891
      64,700 Forest Oil Corp.*...................................        853,231
      25,000 Houston Exploration Co.*............................        495,313
      28,700 HS Resources, Inc.*.................................        495,075
      54,200 Louis Dreyfus Natural Gas*..........................        982,375
      76,100 Newfield Exploration Co.*...........................      2,035,674
      32,000 Stone Energy Corp.*.................................      1,140,000
      32,836 Swift Energy Co.*...................................        377,614
     109,900 Vintage Petroleum, Inc. ............................      1,325,668
                                                                    ------------
                                                                       9,910,254
                                                                    ------------

             Oil Refining (0.1%):
      57,200 Tesoro Petroleum Corp.*.............................        661,375
                                                                    ------------

             Paper & Related Products (0.3%):
      76,500 Buckeye Technologies, Inc.*.........................      1,137,938
      50,200 Chesapeake Corp. ...................................      1,531,100
                                                                    ------------
                                                                       2,669,038
                                                                    ------------

             Pollution Control (0.1%):
      34,700 Imco Recycling, Inc. ...............................        438,088
      20,700 Ionics, Inc.*.......................................        582,187
                                                                    ------------
                                                                       1,020,275
                                                                    ------------

             Printing -- Commercial (0.1%):
      73,600 Mail-Well, Inc.*....................................        993,600
                                                                    ------------

             Protection -- Safety (0.1%):
      48,400 Checkpoint Systems, Inc.*...........................        493,075
                                                                    ------------

             Publishing -- Newspapers (0.1%):
      36,000 Journal Register Co.*...............................        555,750
                                                                    ------------

             Real Estate (0.2%):
      44,000 CB Richard Ellis Services*..........................        544,500
      46,000 Webb (Del) Corp.*...................................      1,147,125
                                                                    ------------
                                                                       1,691,625
                                                                    ------------

             Restaurants (0.8%):
      75,000 Applebee's International, Inc. .....................      2,212,500
     100,000 Jack in the Box, Inc.*..............................      2,068,750
      69,700 Luby's Cafeteria, Inc. .............................        792,838
      67,900 Ruby Tuesday, Inc. .................................      1,234,931
                                                                    ------------
                                                                       6,309,019
                                                                    ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Retail -- Apparel/Shoes (1.2%):
      57,800 Ann Taylor Stores Corp.*..........................   $  1,990,488
      49,800 Brown Shoe Company, Inc...........................        703,425
      55,500 Burlington Coat Factory Warehouse Corp. ..........        770,063
      23,000 Cole (Kenneth) Productions, Inc.*.................      1,052,250
      69,500 Footstar, Inc.*...................................      2,119,749
      55,500 Genesco, Inc.*....................................        721,500
      40,000 Talbots, Inc. ....................................      1,785,000
                                                                  ------------
                                                                     9,142,475
                                                                  ------------

             Retail -- Consumer Electronics (0.1%):
      73,900 Handleman Co.*....................................        988,413
                                                                  ------------

             Retail -- Discount (0.3%):
      27,000 99 Cents Only Stores*.............................      1,032,750
      58,000 Shopko Stores, Inc.*..............................      1,334,000
                                                                  ------------
                                                                     2,366,750
                                                                  ------------

             Retail -- General Merchandise (0.2%):
      55,900 Cash America Intl., Inc. .........................        545,025
      36,500 Russ Berrie & Co., Inc. ..........................        958,125
                                                                  ------------
                                                                     1,503,150
                                                                  ------------

             Retail -- Home Furnishings (0.5%):
      79,000 Bombay Co., Inc.*.................................        355,500
     149,300 La-Z-Boy, Inc. ...................................      2,510,106
      40,000 Linens 'N Things, Inc.*...........................      1,185,000
                                                                  ------------
                                                                     4,050,606
                                                                  ------------

             Retail -- Jewelry (0.5%):
      65,000 Claire's Stores, Inc. ............................      1,454,375
      50,000 Zale Corp.*.......................................      2,418,750
                                                                  ------------
                                                                     3,873,125
                                                                  ------------

             Retail -- Mail Order (0.1%):
      51,500 Enesco Group, Inc. ...............................        569,719
                                                                  ------------

             Retail -- Regional Department Stores (0.1%):
      40,000 Value City Department Stores, Inc.*...............        605,000
                                                                  ------------

             Retail -- Supermarkets (0.2%):
      80,000 Ruddick Corp. ....................................      1,240,000
                                                                  ------------

             Shoes & Related Apparel (0.5%):
      75,000 Reebok International Ltd.*........................        614,063
     115,200 Stride Rite Corp. ................................        748,800
      40,000 Timberland Co. -- Class A*........................      2,115,000
                                                                  ------------
                                                                     3,477,863
                                                                  ------------

             Soap & Cleaning Preparations (0.4%):
     109,600 Church & Dwight Co., Inc. ........................      2,924,950
                                                                  ------------
             Steel -- Pipes & Tubes (0.1%):
      31,900 Quanex Corp. .....................................        813,450
                                                                  ------------

                                   Security
   Shares                         Description                       Market Value
   ------                         -----------                       ------------

 COMMON STOCKS (continued)
             Steel -- Producers (0.5%):
      80,000 AK Steel Holding Corp. .............................   $  1,510,000
      30,000 Carpenter Technology Corp. .........................        823,125
      39,300 Lone Star Technologies, Inc.*.......................      1,095,488
      62,700 National Steel Corp. ...............................        466,331
                                                                    ------------
                                                                       3,894,944
                                                                    ------------

             Telecommunications (0.2%):
      35,000 Viatel, Inc.*.......................................      1,876,875
                                                                    ------------

             Telecommunications -- Cellular (1.4%):
      93,500 American Mobile Satellite Corp.*....................      1,969,344
      60,000 VoiceStream Wireless Corp.*.........................      8,538,749
                                                                    ------------
                                                                      10,508,093
                                                                    ------------

             Telecommunications -- Equipment (1.8%):
     120,200 InterVoice-Brite, Inc.*.............................      2,794,650
      78,600 Network Equipment Technologies, Inc.*...............        928,463
      50,000 Plantronics, Inc.*..................................      3,578,124
      50,000 Superior Telecom, Inc. .............................        771,875
      22,300 Tech-Sym Corp.*.....................................        459,938
      35,000 Terayon Communications Systems, Inc.*...............      2,198,438
      75,000 Titan Corp.*........................................      3,534,374
                                                                    ------------
                                                                      14,265,862
                                                                    ------------

             Telecommunications -- Satellite (0.3%):
      25,000 EchoStar Communications Corp., Class A*.............      2,437,500
                                                                    ------------

             Telecommunications -- Services and
             Equipment (2.0%):
     125,000 ICG Communications, Inc.*...........................      2,343,750
      75,000 ITC DeltaCom, Inc.*.................................      2,071,875
      60,000 Mastec, Inc.*.......................................      2,670,000
      60,000 Pacific Gateway Exchange, Inc.*.....................      1,023,750
     125,000 Premiere Technologies, Inc.*........................        875,000
      15,000 Teligent, Inc., Class A*............................        926,250
      80,000 Western Wireless Corp. -- Class A*..................      5,339,999
                                                                    ------------
                                                                      15,250,624
                                                                    ------------

             Textile -- Apparel (0.2%):
      40,000 Kellwood Co. .......................................        777,500
      50,000 Phillips-Van Heusen Corp. ..........................        415,625
                                                                    ------------
                                                                       1,193,125
                                                                    ------------

             Textile -- Products (0.3%):
      75,000 Collins & Aikman Corp. .............................        431,250
      47,550 Guilford Mills, Inc. ...............................        344,738
      74,900 Polymer Group, Inc. ................................      1,366,925
                                                                    ------------
                                                                       2,142,913
                                                                    ------------

             Therapeutics (0.1%):
      20,000 ImClone Systems, Inc.*..............................        792,500
                                                                    ------------
             Tools -- Hand Held (0.2%):
      35,200 Toro Co. ...........................................      1,313,400
                                                                    ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999


                                  Security
   Shares                        Description                      Market Value
   ------                        -----------                      ------------

 COMMON STOCKS (continued)
             Transportation -- Air Freight (0.2%):
      45,000 Atlas Air, Inc.*..................................   $  1,234,687
      58,900 Pittston Burlington Group.........................        625,813
                                                                  ------------
                                                                     1,860,500
                                                                  ------------

             Transportation -- Airline (0.4%):
      31,900 Alaska Airgroup, Inc.*............................      1,120,488
      95,300 America West Holding Corp. -- Class B*............      1,977,475
                                                                  ------------
                                                                     3,097,963
                                                                  ------------

             Transportation -- Equipment & Leasing (0.5%):
     146,650 Rollins Truck Leasing Corp. ......................      1,750,634
      49,800 Westinghouse Air Brake Co. .......................        883,950
      32,500 Xtra Corp.*.......................................      1,385,313
                                                                  ------------
                                                                     4,019,897
                                                                  ------------

             Transportation -- Railroad (0.2%):
      37,000 Florida East Coast Industries, Inc. ..............      1,544,750
                                                                  ------------

             Transportation -- Shipping (0.1%):
      77,800 Overseas Shipholding Group, Inc. .................      1,152,413
                                                                  ------------

             Utilities -- Electric Power (1.1%):
      29,900 Black Hills Corp. ................................        663,406
      29,400 CH Energy Group, Inc. ............................        970,200
      37,700 Cleco Corp. ......................................      1,208,756
      55,200 CMP Group, Inc. ..................................      1,521,450
      26,200 Eastern Utilities Assoc. .........................        794,188
      32,800 Northwestern Corp. ...............................        721,600
      23,300 TNP Enterprises, Inc. ............................        961,125
      55,320 UniSource Energy Corp.*...........................        618,893
      40,000 WPS Resources Corp. ..............................      1,005,000
                                                                  ------------
                                                                     8,464,618
                                                                  ------------

             Utilities -- Gas Distribution (1.7%):
      33,150 Atmos Energy Corp. ...............................        677,503
      15,400 Connecticut Energy Corp. .........................        598,675
      27,800 Eastern Enterprises...............................      1,596,762
      51,200 Energen Corp. ....................................        924,800
      53,466 Indiana Energy, Inc. .............................        949,022
      30,400 Laclede Gas Co. ..................................        657,400
      34,300 New Jersey Resources Corp. .......................      1,339,843
      38,900 Public Service Co. of North Carolina..............      1,256,956
      50,000 Southwest Gas Corp. ..............................      1,150,000
      59,500 Southwestern Energy Co. ..........................        390,469
      49,800 UGI Corp. ........................................      1,017,788
      62,600 Wicor, Inc. ......................................      1,827,137
      24,400 Yankee Energy System, Inc. .......................      1,072,075
                                                                  ------------
                                                                    13,458,430
                                                                  ------------

             Utilities -- Water Supply (0.4%):
      21,900 Aquarion Co. .....................................        810,300
      71,600 United Water Resources, Inc. .....................      2,447,825
                                                                  ------------
                                                                     3,258,125
                                                                  ------------

  Shares or
  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 COMMON STOCKS (continued)
             Wire & Cable Products (0.3%):
      42,100 Barnes Group, Inc. ................................   $    686,756
      45,100 Belden, Inc. ......................................        947,100
      77,800 General Cable Corp. ...............................        588,363
                                                                   ------------
                                                                      2,222,219
                                                                   ------------

             Wireless Equipment (1.7%):
     150,000 Digital Microwave Corp.*...........................      3,515,625
     100,000 InterDigital Communications Corp.*.................      7,499,999
      20,900 Proxim, Inc.*......................................      2,299,000
                                                                   ------------
                                                                     13,314,624
                                                                   ------------
             Total Common Stocks................................    748,182,464
                                                                   ------------

 U.S. GOVERNMENT OBLIGATIONS (0.1%):
             U.S. Treasury Bills (0.1%):
 $ 1,000,000 6/22/00, (b).......................................        974,010
                                                                   ------------
             Total U.S. Government Obligations..................        974,010
                                                                   ------------

 INVESTMENT COMPANIES (3.0%):
         743 Dreyfus Cash Management Money Market Fund..........            743
  23,359,941 Federated Prime Value Obligations Money Market
             Fund...............................................     23,359,941
                                                                   ------------
             Total Investment Companies.........................     23,360,684
                                                                   ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (8.6%):
             Certificate of Deposit (0.3%):
 $ 2,575,000 Bank One Corp., 6.02%, 2/22/00.....................      2,554,656
                                                                   ------------

             Commerical Paper (4.2%):
             Banking (0.3%):
   2,500,000 Deutsche Bank Financial Inc., 6.02%, 2/1/00........      2,487,232
                                                                   ------------

             Beverages-Non-Alcoholic (0.3%):
   2,500,000 Coca-Cola Co., 6.08%, 1/28/00......................      2,488,819
                                                                   ------------

             Chemical-Diversified (0.4%):
   3,201,000 DuPont, 6.11%, 2/8/00..............................      3,180,040
                                                                   ------------

             Diversified Financial Services (1.2%):
   3,201,000 Citigroup, 6.48%, 1/24/00..........................      3,187,714
     750,000 General Electric Capital Corp., 6.14%, 3/8/00......        741,767
   2,000,000 General Electric Capital Corp., 6.00%, 2/7/00......      1,987,598
   2,500,000 National Australia Funding Inc., 6.02%, 2/4/00.....      2,486,022
                                                                   ------------
                                                                      8,403,101
                                                                   ------------


                                   Continued

                                  Small Company Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                        Security
   Amount                        Description                       Market Value
  ---------                      -----------                       ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
             Finance (0.6%):
 $ 2,497,533 Ford Motor Credit Corp., 5.95%, 1/7/00.............   $  2,497,533
   2,500,000 General Motors Acceptance Corp., 6.07%, 2/14/00....      2,481,975
                                                                   ------------
                                                                      4,979,508
                                                                   ------------

             Food-Canned (0.3%):
   1,000,000 H.J. Heinz Co., 6.05%, 1/13/00.....................        997,912
   1,700,000 H.J. Heinz Co., 5.90%,1/25/00......................      1,692,775
                                                                   ------------
                                                                      2,690,687
                                                                   ------------
             Medical-Drugs (0.4%):
   2,800,000 Abbott Laboratories, 6.43%, 1/14/00................      2,792,776
                                                                   ------------
             Multi-Media (0.4%):
   3,500,000 McGraw-Hill, 6.12%, 2/29/00........................      3,466,205
                                                                   ------------
             Telecommunications (0.3%):
   2,000,000 Bell South Telecommunications, 5.92%, 2/11/00......      1,986,553
                                                                   ------------
                                                                     32,474,921
                                                                   ------------
             Corporate Note (0.3%):
   2,540,000 Toyota Motor Credit, 6.18%, 1/25/00................      2,529,152
                                                                   ------------
             Repurchase Agreements (2.2%):
   1,913,213 Donaldson Lufkin & Jenrette, 4.00%, 1/3/00
             (Collateralized by $2,798,342 various Government
             Agency Securities, 6.00%-8.50%, 1/15/24-3/15/38,
             market value $1,939,914)...........................      1,913,213
  12,507,407 Prudential Securities, 3.68%, 1/3/00
             (Collateralized by $25,718,084 various Government
             Agency Securities, 5.00%-7.50%, 1/15/24-9/20/29,
             market value $12,684,742)..........................     12,507,407
   2,216,262 Salomon Smith Barney, 4.25%, 1/3/00 (Collateralized
             by $4,506,991 various Government Agency Securities,
             6.00%-9.50%, 4/15/18-12/15/29, market value
             $2,247,000)........................................      2,216,262
                                                                   ------------
                                                                     16,636,882
                                                                   ------------

  Principal                       Security
   Amount                        Description                      Market Value
  ---------                      -----------                      ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
             Time Deposits (1.6%):
             Foreign Banking (1.6%):
 $ 2,500,347 Comerica Cayman, 5.00%, 1/3/00....................   $  2,500,347
   2,500,434 Credit Suisse-First Boston Cayman, 6.25%, 1/3/00..      2,500,434
   2,500,347 National Westminster BK PLC Nassau, 5.00%,
             1/3/00............................................      2,500,347
   2,500,729 Societe Generale Cayman, 10.50%, 1/3/00...........      2,500,729
   2,500,347 Union Bank of Switzerland Cayman, 5.00%, 1/3/00...      2,500,347
                                                                  ------------
                                                                    12,502,204
                                                                  ------------
             Total Short-Term Securities Purchased With
             Securities Lending Collateral.....................     66,697,815
                                                                  ------------
 Total Investments (Cost $581,356,205) (a) -- 108.6%............   839,214,973
                                                                  ------------
 Liabilities in excess of other assets -- (8.6)%................   (66,505,318)
                                                                  ------------
 Total Net Assets -- 100.0%.....................................  $772,709,655
                                                                  ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $351,223. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $316,026,201
   Unrealized depreciation........................................  (58,518,656)
                                                                   ------------
   Net unrealized appreciation.................................... $257,507,545
                                                                   ============

(b)   Security has been deposited as initial margin on open futures contracts.
 *    Non-income producing security.
PLC -- Public Limited Company (British)
At December 31, 1999 the Fund's open long futures contracts were as follows:

                                                       Unrealized
  # of              Opening             Notional      Appreciation       Market
Contracts        Contract Type           Amount        on Futures         Value
---------        -------------          --------      ------------       ------
    40       Russell 2000, 3/16/00     $9,908,950       $290,050       $10,199,000
    20         Standard & Poor's        7,409,450         11,550         7,421,000
                 500, 3/16/00

                       See Notes to Financial Statements.

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (96.2%):
 Australia (2.1%):
             Banking (0.4%):
      87,114 National Australia Bank Ltd. .......................   $  1,327,968
     108,339 Westpac Banking Corp., Ltd. ........................        744,744
                                                                    ------------
                                                                       2,072,712
                                                                    ------------

             Beverages & Tobacco (0.0%):
      80,262 Coca-Cola Amatil Ltd. ..............................        218,447
                                                                    ------------

             Brewery (0.0%):
     101,336 Fosters Brewing Group Ltd. .........................        289,727
                                                                    ------------

             Broadcasting & Publishing (0.3%):
     118,553 News Corp. Ltd. ....................................      1,147,161
                                                                    ------------

             Building Products (0.0%):
      80,788 Pioneer International Ltd. .........................        242,607
                                                                    ------------

             Diversified (0.1%):
      56,346 Southcorp Holdings Ltd. ............................        197,961
      20,800 Wesfarmers Ltd. ....................................        171,058
                                                                    ------------
                                                                         369,019
                                                                    ------------

             Energy (0.3%):
     102,147 Broken Hill Proprietary Co., Ltd. ..................      1,336,660
                                                                    ------------

             Entertainment (0.0%):
      31,138 TABCORP Holdings Ltd. ..............................        210,114
                                                                    ------------

             Food Products (0.0%):
      67,731 Woolworths Ltd. ....................................        232,200
                                                                    ------------

             Gas Utility (0.0%):
      26,533 Australian Gas Light Co., Ltd. .....................        155,191
                                                                    ------------

             Industrial Goods & Services (0.0%):
      91,818 CSR Ltd. ...........................................        222,266
                                                                    ------------

             Insurance (0.1%):
      64,000 AMP Ltd. ...........................................        704,705
      34,020 QBE Insurance Group Ltd. ...........................        158,029
                                                                    ------------
                                                                         862,734
                                                                    ------------

             Metals & Mining (0.1%):
      66,046 North Ltd. .........................................        155,126
      17,073 Rio Tinto Ltd. .....................................        365,494
      67,271 WMC Ltd. ...........................................        369,701
                                                                    ------------
                                                                         890,321
                                                                    ------------

             Packaging (0.0%):
      37,493 Amcor Ltd. .........................................        174,996
                                                                    ------------

             Property Trust (0.0%):
      31,280 Stockland Trust Group...............................         65,488
                                                                    ------------

             Real Estate (0.1%):
     117,125 General Property Trust Units........................        190,040
      29,772 Lend Lease Corp., Ltd. .............................        415,667

                                   Security                           Market
   Shares                        Description                          Value
   ------                        -----------                          ------

 COMMON STOCKS (continued)
 Australia (continued)
             Real Estate (continued)
      90,273 Westfield Trust Units..............................   $    176,593
                                                                   ------------
                                                                        782,300
                                                                   ------------
             Retail Stores (0.1%):
      67,936 Coles Myer Ltd. ...................................        349,710
                                                                   ------------

             Services (0.1%):
      13,419 Brambles Industries Ltd. ..........................        369,814
                                                                   ------------

             Telecom Equipment (0.5%):
     453,000 Telstra Corporation Ltd. ..........................      2,453,987
                                                                   ------------
                                                                     12,445,454
                                                                   ------------

 Austria (0.2%):
             Banking (0.2%):
       7,585 Bank Austria AG....................................        428,093
                                                                   ------------

             Beverages & Tobacco (0.0%):
         700 Oesterreichische Brau-Beteiligungs AG..............         28,220
                                                                   ------------

             Building Products (0.0%):
       5,064 Wienerberger Baustoffindustrie AG..................        110,190
                                                                   ------------

             Chemicals (0.0%):
         400 Lenzing AG.........................................         21,770
                                                                   ------------

             Construction (0.0%):
       1,355 Bau Holding AG.....................................         51,211
                                                                   ------------

             Electric Utility (0.0%):
       2,069 Oesterreichische Elektrizitaetswirtschafts AG,
             Class A*...........................................        290,891
                                                                   ------------

             Engineering (0.0%):
       1,100 VA Technologie AG..................................         72,616
                                                                   ------------

             Insurance (0.0%):
         580 EA-Generali AG.....................................         97,299
                                                                   ------------

             Metals & Mining (0.0%):
         175 Radex-Heraklith Industriebeteiligungs AG...........          5,043
                                                                   ------------

             Oil & Gas (0.0%):
       1,840 OMV AG.............................................        178,954
                                                                   ------------

             Paper Products (0.0%):
         900 Mayr-Melnhof Karton AG.............................         41,725
                                                                   ------------

             Steel (0.0%):
         800 Boehler-Uddeholm AG................................         36,928
                                                                   ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Austria (continued)
             Transportation (0.0%):
       1,800 Austrian Airlines...................................   $     34,106
       1,500 Flughafen Wien AG...................................         52,171
                                                                    ------------
                                                                          86,277
                                                                    ------------
                                                                       1,449,217
                                                                    ------------

 Belgium (0.8%):
             Banking (0.1%):
      12,520 KBC Bancassurance Holding NV........................        675,078
                                                                    ------------

             Building Products (0.0%):
       1,925 Cimenteries CBR Cementbedrijven.....................        200,220
                                                                    ------------

             Chemicals (0.1%):
       8,410 Solvay SA...........................................        695,034
                                                                    ------------

             Electric Utility (0.0%):
       5,840 Suez Lyonnaise Des Eaux SA*.........................             59
                                                                    ------------

             Gas & Electric Utility (0.2%):
       3,400 Electrabel SA.......................................      1,113,674
       8,532 Total Fina SA*......................................             86
                                                                    ------------
                                                                       1,113,760
                                                                    ------------
             Industrial Holding Company (0.1%):
       2,000 Groupe Bruxelles Lambert SA.........................        403,140
                                                                    ------------

             Insurance (0.2%):
      35,600 Fortis (B)..........................................      1,285,202
                                                                    ------------

             Merchandising (0.1%):
       4,400 Delhaize-Le Lion SA.................................        331,704
                                                                    ------------

             Pharmaceuticals (0.0%):
       4,000 UCB SA..............................................        173,552
                                                                    ------------

             Technology (0.0%):
       1,000 Barco NV............................................        140,091
                                                                    ------------
                                                                       5,017,840
                                                                    ------------

 Denmark (0.8%):
             Banking & Finance (0.1%):
       3,247 Den Danske Bank.....................................        356,289
       4,693 Unidanmark AS, Class A..............................        330,589
                                                                    ------------
                                                                         686,878
                                                                    ------------

             Beverages & Tobacco (0.0%):
       2,160 Carlsberg AS, Class A...............................         79,590
       1,305 Carlsberg AS, Class B...............................         49,500
                                                                    ------------
                                                                         129,090
                                                                    ------------

             Commercial Services (0.0%):
       2,390 ISS International Service System AS,
             Series B*...........................................        160,912
                                                                    ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Denmark (continued)
             Engineering (0.0%):
       3,615 FLS Industries AS -- Class B........................   $     91,087
                                                                    ------------

             Food Products (0.0%):
       3,595 Danisco AS..........................................        140,258
                                                                    ------------

             Pharmaceuticals (0.1%):
       4,946 Novo Nordisk AS, Class B............................        656,621
                                                                    ------------

             Telecommunications (0.2%):
      14,000 Tele Danmark AS Class B.............................      1,041,202
                                                                    ------------

             Transportation & Shipping (0.4%):
          70 D/S 1912, Class B...................................        824,996
          53 D/S Svendborg AS, Class B...........................        883,112
                                                                    ------------
                                                                       1,708,108
                                                                    ------------
                                                                       4,614,156
                                                                    ------------

 Finland (2.5%):
             Building Products (0.0%):
         785 Sanitec OYJ*........................................         10,285
                                                                    ------------

             Forest Products (0.1%):
      13,860 UPM-Kymmene Corp. ..................................        558,752
                                                                    ------------

             Telecommunications (2.4%):
      74,000 Nokia OYJ...........................................     13,424,564
      11,000 Sonera OYJ..........................................        754,426
                                                                    ------------
                                                                      14,178,990
                                                                    ------------
                                                                      14,748,027
                                                                    ------------

 France (10.5%):
             Aluminum (0.0%):
       2,000 Pechiney SA -- A Shares.............................        143,014
                                                                    ------------

             Auto Parts (0.1%):
       5,245 Valeo SA............................................        404,921
                                                                    ------------
             Automotive (0.1%):
       3,162 PSA Peugeot Citroen.................................        718,310
                                                                    ------------

             Banking (0.7%):
      31,705 Banque Nationale de Paris...........................      2,926,977
           4 Paribas.............................................            447
       6,247 Societe Generale....................................      1,454,385
                                                                    ------------
                                                                       4,381,809
                                                                    ------------

             Beverages & Tobacco (0.5%):
       6,120 LVMH (Moet Hennessy Louis Vuitton)..................      2,742,928
       5,400 Pernod Ricard.......................................        309,128
                                                                    ------------
                                                                       3,052,056
                                                                    ------------

             Broadcasting/Cable (0.2%):
       8,544 Canal Plus..........................................      1,244,300
                                                                    ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 France (continued)
             Building Products (0.2%):
       1,195 Imetal SA...........................................   $    178,248
       6,721 Lafarge SA..........................................        783,047
                                                                    ------------
                                                                         961,295
                                                                    ------------

             Chemicals (0.4%):
       5,232 L'Air Liquide.......................................        876,385
      24,814 Rhone-Poulenc SA....................................      1,443,007
                                                                    ------------
                                                                       2,319,392
                                                                    ------------

             Commercial Services (0.1%):
       2,840 Sodexho SA..........................................        502,905
                                                                    ------------

             Computer Software (0.0%):
       3,000 Dassault Systems SA.................................        195,624
                                                                    ------------

             Construction (0.2%):
       1,466 Bouygues SA.........................................        932,308
                                                                    ------------

             Defense (0.1%):
         500 Sagem SA............................................        347,708
      12,325 Thomson CSF.........................................        407,310
                                                                    ------------
                                                                         755,018
                                                                    ------------

             Diversified (0.6%):
       7,206 Lagardere S.C.A. ...................................        392,179
      37,705 Vivendi.............................................      3,406,788
                                                                    ------------
                                                                       3,798,967
                                                                    ------------

             Electrical & Electronic (0.8%):
      12,537 Alcatel Alsthom.....................................      2,880,875
       9,900 Schneider SA........................................        777,763
       5,500 STMicroelectronics NV...............................        846,997
                                                                    ------------
                                                                       4,505,635
                                                                    ------------

             Energy (1.2%):
      49,637 Total SA, Class B...................................      6,628,522
                                                                    ------------

             Engineering (0.0%):
         200 Groupe Gtm..........................................         19,452
                                                                    ------------

             Finance (0.0%):
         201 Societe Eurafrance SA...............................        121,142
                                                                    ------------

             Food & Household Products (0.0%):
       1,600 Eridania Beghin-Say SA..............................        172,221
                                                                    ------------

             Food Products (1.1%):
      24,018 Carrefour SA........................................      4,432,218
       6,600 Etablissements Economiques du Casino................        756,311
       4,821 Groupe Danone.......................................      1,136,970
                                                                    ------------
                                                                       6,325,499
                                                                    ------------

             Health & Personal Care (0.9%):
       4,437 L'OREAL.............................................      3,561,813
      47,992 Sanofi-Synthelabo SA*...............................      1,999,564
                                                                    ------------
                                                                       5,561,377
                                                                    ------------

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
 France (continued)
             Industrial Goods & Services (0.1%):
       9,801 Michelin Class B, Registered......................   $    385,240
                                                                  ------------

             Industrial Holding Company (0.4%):
      14,220 Lyonnaise des Eaux SA.............................      2,280,162
                                                                  ------------

             Insurance (0.6%):
      22,300 Axa -- UAP........................................      3,110,549
       2,000 Cap Gemini........................................        507,956
                                                                  ------------
                                                                     3,618,505
                                                                  ------------
             Leisure (0.1%):
      13,250 Accor SA..........................................        640,592
         541 Club Mediterranee SA*.............................         62,594
                                                                  ------------
                                                                       703,186
                                                                  ------------

             Machine -- Diversified (0.0%):
       1,600 Sidel SA..........................................        165,287
                                                                  ------------

             Medical Supplies (0.0%):
         500 Essilor International.............................        155,209
                                                                  ------------

             Merchandising (0.3%):
       7,085 Pinault Printemps Redoute.........................      1,870,842
                                                                  ------------

             Miscellaneous Materials & Commodities (0.2%):
       5,533 Compagnie de Saint Gobain.........................      1,041,120
                                                                  ------------

             Office Equipment & Services (0.0%):
       3,500 Bic...............................................        159,371
                                                                  ------------

             Real Estate (0.0%):
         855 Gecina............................................         96,512
          12 SEFIMEG...........................................            763
         918 Simco SA..........................................         74,340
         800 Unibail...........................................        101,027
                                                                  ------------
                                                                       272,642
                                                                  ------------

             Steel (0.0%):
      14,600 Unisor Sacilor SA.................................        274,428
                                                                  ------------

             Telecommunications -- Services & Equipment (1.6%):
      66,600 France Telecom....................................      8,813,226
                                                                  ------------
                                                                    62,482,985
                                                                  ------------

 Germany (10.5%):
             Automotive (1.1%):
      65,987 DaimlerChrysler AG................................      5,134,186
       9,290 MAN AG............................................        323,331
      19,970 Volkswagen AG.....................................      1,126,093
                                                                  ------------
                                                                     6,583,610
                                                                  ------------

             Banking (1.1%):
      25,168 Bayerische Vereinsbank AG.........................      1,719,786
      32,260 Deutsche Bank AG..................................      2,726,236
      35,360 Dresdner Bank AG..................................      1,924,429
                                                                  ------------
                                                                     6,370,451
                                                                  ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
 Germany (continued)
             Building Products (0.1%):
       4,070 Heidelberger Zement AG............................   $    319,952
                                                                  ------------
             Chemicals (0.7%):
      39,980 BASF AG...........................................      2,054,986
      45,240 Bayer AG..........................................      2,142,972
                                                                  ------------
                                                                     4,197,958
                                                                  ------------

             Clothing (0.0%):
       2,800 Adidas AG.........................................        210,238
                                                                  ------------

             Computer Software (0.3%):
       4,003 SAP AG............................................      1,972,833
                                                                  ------------

             Construction (0.0%):
       4,730 Hochtief AG.......................................        176,384
                                                                  ------------

             Diversified (1.3%):
       9,440 Preussag AG.......................................        526,130
      34,770 Siemens AG........................................      4,425,925
      31,990 VEBA AG...........................................      1,555,634
      52,182 Viag AG...........................................        957,168
                                                                  ------------
                                                                     7,464,857
                                                                  ------------

             Engineering (1.3%):
      32,020 Mannesmann AG.....................................      7,728,991
                                                                  ------------

             Gas & Electric Utility (0.2%):
      29,050 RWE AG............................................      1,138,916
                                                                  ------------

             Health & Personal Care (0.1%):
       7,860 Beiersdorf AG.....................................        528,061
                                                                  ------------

             Health Care (0.1%):
       5,300 Schering AG.......................................        640,993
                                                                  ------------

             Insurance (1.3%):
      16,870 Allianz AG........................................      5,670,311
      10,161 Muenchener Rueckver AG............................      2,578,625
                                                                  ------------
                                                                     8,248,936
                                                                  ------------

             Machinery & Equipment (0.1%):
       6,360 Linde AG..........................................        348,059
                                                                  ------------

             Metals & Mining (0.1%):
      21,340 Thyssen Krupp AG*.................................        650,603
                                                                  ------------

             Pharmaceuticals (0.1%):
      13,100 Merck KGaA........................................        406,647
                                                                  ------------

             Retail -- Major Department Stores (0.2%):
      17,073 Metro AG..........................................        918,855
                                                                  ------------

             Retail Stores (0.1%):
       7,910 Karstadt AG.......................................        317,289
                                                                  ------------

             Retail -- General Merchandise (0.0%):
       1,630 Douglas Holding AG................................         70,230
                                                                  ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Germany (continued)
             Telecommunications (2.2%):
     188,800 Deutsche Telekom AG.................................   $ 13,452,944
                                                                    ------------
             Tire & Rubber (0.0%):
       4,870 Continental AG......................................         97,428
                                                                    ------------

             Transportation (0.1%):
      23,580 Lufthansa AG........................................        548,974
                                                                    ------------
                                                                      62,393,209
                                                                    ------------

 Hong Kong (2.5%):
             Banking (0.3%):
      97,973 Bank of East Asia Ltd. .............................        272,205
     108,800 Hang Seng Bank Ltd. ................................      1,242,033
      14,695 Wing Lung Bank......................................         59,541
                                                                    ------------
                                                                       1,573,779
                                                                    ------------

             Diversified (0.2%):
      94,500 Swire Pacific Ltd., Class A.........................        557,931
     155,500 Wharf Holdings Ltd. ................................        361,030
                                                                    ------------
                                                                         918,961
                                                                    ------------

             Electric Utility (0.1%):
     141,400 CLP Holdings Ltd. ..................................        651,131
                                                                    ------------

             Electrical & Electronic (0.1%):
      67,900 Johnson Electric Holdings Ltd. .....................        435,819
                                                                    ------------

             Gas Utility (0.1%):
     442,454 Hong Kong & China Gas Co., Ltd. ....................        606,113
                                                                    ------------

             Hotels & Lodging (0.0%):
     122,228 Shangri-La Asia Ltd. ...............................        139,925
                                                                    ------------

             Industrial Holding Company (0.6%):
     265,000 Hutchison Whampoa Ltd. .............................      3,851,769
                                                                    ------------

             Real Estate (0.6%):
     133,000 Cheung Kong Holdings Ltd. ..........................      1,689,370
     378,048 Hysan Development Co., Ltd. ........................        478,982
     118,542 New World Development Co., Ltd. ....................        266,837
     135,136 Sun Hung Kai Properties Ltd. .......................      1,407,965
                                                                    ------------
                                                                       3,843,154
                                                                    ------------

             Real Estate Investment Trust (0.0%):
      91,100 Hang Lung Development Co. ..........................        103,119
                                                                    ------------

             Telecommunications (0.4%):
     864,674 Hong Kong Telecommunications Ltd. ..................      2,496,920
                                                                    ------------

             Transportation (0.1%):
     252,000 Cathay Pacific Airways..............................        448,938
                                                                    ------------
                                                                      15,069,628
                                                                    ------------

 Ireland (0.4%):
             Airlines (0.0%):
       7,300 Ryanair Holdings PLC*...............................         77,987
                                                                    ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Ireland (continued)
             Banking (0.2%):
      59,879 Allied Irish Banks*.................................   $    683,151
                                                                    ------------

             Building Products (0.1%):
      26,219 C.R.H. PLC*.........................................        565,491
                                                                    ------------

             Consumer Goods & Services (0.0%):
      29,000 Waterford Wedgewood*................................         29,520
                                                                    ------------

             Diversified (0.0%):
       3,227 DCC PLC*............................................         24,067
                                                                    ------------

             Finance (0.0%):
      13,227 Irish Life & Permanent PLC*.........................        125,310
                                                                    ------------

             Food Products (0.0%):
      11,700 Fyffes PLC*.........................................         23,584
       7,816 Greencore Group*....................................         24,026
       7,300 Kerry Group PLC*....................................         87,552
                                                                    ------------
                                                                         135,162
                                                                    ------------

             Hotels & Lodging (0.0%):
       1,900 Jurys Hotel Group PLC*..............................         14,075
                                                                    ------------

             Industrial Goods & Services (0.0%):
      63,500 Smurfit (Jefferson) Group*..........................        191,995
                                                                    ------------

             Media (0.0%):
      10,352 Independent News & Media PLC*.......................         67,921
                                                                    ------------

             Oil & Gas (0.0%):
       9,100 Tullow Oil PLC*.....................................         11,831
                                                                    ------------

             Printing & Publishing (0.0%):
       1,608 Clondalkin Group PLC*...............................         14,424
                                                                    ------------

             Telecommunications - Services & Equipment (0.1%):
      70,000 eircom PLC..........................................        305,479
                                                                    ------------

             Transportation & Shipping (0.0%):
       1,000 Irish Continental Group PLC*........................         10,280
                                                                    ------------
                                                                       2,256,693
                                                                    ------------

 Italy (4.1%):
             Agriculture (0.0%):
      94,400 Parmalat Finanziaria SpA............................        120,829
                                                                    ------------

             Auto Parts (0.0%):
      36,260 Magneti Marelli SpA.................................        138,504
                                                                    ------------

             Automotive (0.1%):
      21,553 Fiat SpA............................................        615,824
       7,034 Fiat SpA di Risp., (Non-convertible)................        103,503
       9,082 Fiat SpA Preferred..................................        131,350
                                                                    ------------
                                                                         850,677
                                                                    ------------

                                   Security                           Market
   Shares                        Description                          Value
   ------                        -----------                          ------

 COMMON STOCKS (continued)
 Italy (continued)
             Banking (0.4%):
     178,829 Banca Ambrosiano Veneto SpA........................   $    726,338
      65,650 Banca Ambrosiano Veneto SpA di Risp., (Non-
             convertible).......................................        133,654
      17,100 Banca Popolare de Milano...........................        133,221
     314,600 Credito Italiano SpA...............................      1,547,300
                                                                   ------------
                                                                      2,540,513
                                                                   ------------

             Broadcasting & Publishing (0.2%):
      75,600 Mediaset SpA.......................................      1,176,427
                                                                   ------------

             Building Products (0.0%):
       2,280 Cementir SpA.......................................          2,916
      10,950 Italcementi SpA....................................        132,431
         900 Italcementi SpA di Risp.,
             (Non-convertible)..................................          3,928
                                                                   ------------
                                                                        139,275
                                                                   ------------

             Chemicals (0.1%):
     165,334 Montedison SpA.....................................        270,776
       6,656 Montedison SpA di Risp.,
             (Non-convertible)..................................          6,373
      84,200 Snia BPD SpA.......................................         90,632
         900 Snia BPD SpA di Risp.,
             (Non-convertible)..................................            712
                                                                   ------------
                                                                        368,493
                                                                   ------------

             Electric Utility (0.1%):
     110,000 Enel SpA*..........................................        461,192
                                                                   ------------

             Engineering (0.0%):
       7,900 Impregilo SpA......................................          4,873
                                                                   ------------

             Finance (0.3%):
      97,812 Banc San Paolo Torino..............................      1,329,842
      36,470 Mediobanca SpA.....................................        372,341
                                                                   ------------
                                                                      1,702,183
                                                                   ------------

             Gas Utility (0.0%):
      44,500 Italgas SpA........................................        168,633
                                                                   ------------

             Insurance (0.5%):
      66,463 Assicurazioni Generali.............................      2,197,099
      38,785 Riuniune Adriatici de Sicurta SpA..................        389,331
      10,900 Societa Assicuratrice Industriale (SAI) SpA........        122,050
                                                                   ------------
                                                                      2,708,480
                                                                   ------------

             Jewelry (0.0%):
      21,300 Bulgari SpA........................................        191,488
                                                                   ------------

             Office Equipment & Services (0.1%):
     282,296 Olivetti SpA*......................................        817,972
                                                                   ------------

             Oil & Gas (0.6%):
     559,500 ENI SpA............................................      3,078,852
                                                                   ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Italy (continued)
             Paper Products (0.0%):
      15,200 Burgo (Cartiere) SpA................................   $    100,188
                                                                    ------------

             Printing & Publishing (0.1%):
      11,400 Mondadori (Arnoldo) Editore SpA.....................        361,919
                                                                    ------------

             Real Estate (0.0%):
      97,812 Beni Stabili SpA*...................................         34,503
                                                                    ------------

             Retail Stores (0.0%):
      14,200 La Rinascente SpA...................................         91,164
                                                                    ------------

             Telecommunications (1.5%):
      19,400 Sirti SpA...........................................         69,411
      99,760 Telecom Italia Mobile SpA...........................        475,569
     465,360 Telecom Italia Mobile SpA di Risp,
             (Non-convertible)...................................      5,201,357
     175,000 Telecom Italia SpA..................................      2,469,233
      57,260 Telecom Italia SpA-RNC..............................        349,142
                                                                    ------------
                                                                       8,564,712
                                                                    ------------

             Textile Products (0.0%):
     115,720 Benetton Group SpA..................................        265,913
       4,200 Marzotto (Gaetano) & Figli SpA......................         30,054
                                                                    ------------
                                                                         295,967
                                                                    ------------

             Tire & Rubber (0.1%):
     120,700 Pirelli SpA.........................................        331,489
      10,600 Pirelli SpA di Risp, (Non-convertible)..............         19,230
                                                                    ------------
                                                                         350,719
                                                                    ------------
                                                                      24,267,563
                                                                    ------------

 Japan (27.9%):
             Appliances & Household Products (2.4%):
     136,000 Matsushita Electric Industrial Co., Ltd. ...........      3,760,797
      13,000 Pioneer Electronic Corp. ...........................        342,974
     137,000 Sanyo Electric Co. .................................        555,550
      81,000 Sharp Corp. ........................................      2,069,719
      27,700 Sony Corp. .........................................      8,201,192
                                                                    ------------
                                                                      14,930,232
                                                                    ------------

             Automotive (2.3%):
      61,000 Honda Motor Co., Ltd. ..............................      2,264,999
     183,000 Nissan Motor Co., Ltd.*.............................        718,839
     234,000 Toyota Motor Corp. .................................     11,318,155
                                                                    ------------
                                                                      14,301,993
                                                                    ------------

             Banking (3.0%):
      32,000 77 Bank.............................................        334,884
     180,000 Asahi Bank Ltd. ....................................      1,108,071
      44,000 Ashikaga Bank Ltd.*.................................         87,708
     325,000 Bank of Tokyo -- Mitsubishi Ltd. ...................      4,522,180
      94,000 Bank of Yokohama Ltd. ..............................        432,617
     235,000 Fuji Bank Ltd. .....................................      2,280,193
      43,000 Gunma Bank Ltd. ....................................        279,412

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Japan (continued)
             Banking (continued)
      57,000 Hokuriku Bank*......................................   $    134,786
     177,000 Industrial Bank of Japan............................      1,703,586
      73,000 Joyo Bank...........................................        335,255
      95,000 Mitsubishi Trust & Banking Corp. ...................        835,450
      99,000 Mitsui Trust & Banking Co., Ltd. ...................        223,461
     283,000 Sakura Bank Ltd. ...................................      1,637,053
      59,000 Shizuoka Bank.......................................        604,182
     208,000 Sumitomo Bank Ltd. .................................      2,843,385
     152,000 Tokai Bank..........................................        956,498
                                                                    ------------
                                                                      18,318,721
                                                                    ------------

             Beverages & Tobacco (0.0%):
      11,000 Takara Shuzo Co., Ltd ..............................        173,158
                                                                    ------------

             Brewery (0.2%):
      37,000 Asahi Breweries Ltd. ...............................        404,202
      76,000 Kirin Brewery Co., Ltd. ............................        798,319
                                                                    ------------
                                                                       1,202,521
                                                                    ------------

             Broadcasting & Publishing (0.1%):
      11,000 Tokyo Broadcasting System...........................        371,898
                                                                    ------------

             Building Products (0.1%):
      72,400 Taiheiyo Cement Corp. ..............................        137,952
      14,000 Tostem Corp. .......................................        251,026
                                                                    ------------
                                                                         388,978
                                                                    ------------

             Chemicals (1.1%):
     105,000 Asahi Chemical Industry Co., Ltd. ..................        538,646
      59,000 Dainippon Ink & Chemicals, Inc. ....................        174,682
      26,000 Kaneka Corp. .......................................        332,050
     152,000 Mitsubishi Chemical Corp. ..........................        534,688
      46,000 Sekisui Chemical Co., Ltd. .........................        203,615
      30,000 Shin-Etsu Chemical Co., Ltd. .......................      1,289,819
     118,000 Sumitomo Chemical Co. ..............................        553,449
      60,000 Takeda Chemical Industries..........................      2,960,720
                                                                    ------------
                                                                       6,587,669
                                                                    ------------

             Construction (0.2%):
      39,000 Daiwa House Industry Co., Ltd. .....................        289,623
      53,000 Sekisui House Ltd. .................................        468,683
      59,000 Shimizu Corp. ......................................        194,860
                                                                    ------------
                                                                         953,166
                                                                    ------------

             Consumer Goods & Services (0.1%):
      22,000 Nippon Sheet Glass Co., Ltd. .......................        113,934
      31,000 Toto Ltd. ..........................................        187,199
                                                                    ------------
                                                                         301,133
                                                                    ------------

             Cosmetics/Personal Care (0.3%):
      46,000 Kao Corp. ..........................................      1,310,240
      31,000 Shiseido Co., Ltd. .................................        451,339
                                                                    ------------
                                                                       1,761,579
                                                                    ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Japan (continued)
             Data Processing & Reproduction (0.9%):
     117,000 Fujitsu Ltd. .......................................   $  5,327,536
                                                                    ------------

             Distribution (0.1%):
      89,000 Itochu Corp.*.......................................        442,652
                                                                    ------------

             Diversified (0.0%):
      18,000 Yamaha Corp. .......................................        116,787
                                                                    ------------

             Electric Utility (0.7%):
      71,800 Kansai Electric Power Co., Inc. ....................      1,249,519
      37,500 Tohoku Electric Power...............................        556,967
      81,900 Tokyo Electric Power Co. ...........................      2,192,750
                                                                    ------------
                                                                       3,999,236
                                                                    ------------

             Electrical & Electronic (1.4%):
      14,000 Kyocera Corp. ......................................      3,625,171
     156,000 Mitsubishi Electric Corp. ..........................      1,006,058
      22,000 Omron Corp. ........................................        506,254
       8,000 Rohm Co., Ltd. .....................................      3,283,174
                                                                    ------------
                                                                       8,420,657
                                                                    ------------

             Electrical Equipment (0.4%):
      16,000 Alps Electric Co., Ltd. ............................        243,737
       6,000 SMC Corp. ..........................................      1,325,581
      10,000 Taiyo Yuden Co., Ltd. ..............................        592,144
                                                                    ------------
                                                                       2,161,462
                                                                    ------------

             Electronic Components/Instruments (2.0%):
       7,600 Advantest Corp. ....................................      2,005,081
      17,100 Fanuc Ltd. .........................................      2,173,842
       3,000 Hirose Electric Co., Ltd. ..........................        671,585
     239,000 Hitachi Ltd. .......................................      3,829,979
     115,000 NEC Corp. ..........................................      2,736,222
      10,000 Nitto Denko Corp. ..................................        499,316
      23,000 Yokogawa Electric Corp. ............................        162,038
                                                                    ------------
                                                                      12,078,063
                                                                    ------------

             Engineering (0.1%):
      72,000 Kajima Corp. .......................................        214,579
     115,000 Kawasaki Heavy Industries Ltd. .....................        152,824
      23,000 Kinden Corp. .......................................        176,422
      56,000 Obayashi Corp. .....................................        264,295
                                                                    ------------
                                                                         808,120
                                                                    ------------

             Entertainment (0.1%):
       4,000 NAMCO...............................................        258,745
       1,700 Toho Co. ...........................................        248,173
                                                                    ------------
                                                                         506,918
                                                                    ------------

             Finance (1.1%):
      11,000 Acom Co., Ltd. .....................................      1,075,923
      97,000 Daiwa Securities Co., Ltd. .........................      1,515,566
     143,000 Nomura Securities Co., Ltd. ........................      2,578,024
      24,000 Orient Corp. .......................................         69,416

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Japan (continued)
             Finance (continued)
       5,000 Orix Corp. .........................................   $  1,124,682
                                                                    ------------
                                                                       6,363,611
                                                                    ------------

             Food & Household Products (0.2%):
      48,000 Ajinomoto Co., Inc. ................................        499,511
      20,000 Nippon Meat Packers, Inc. ..........................        258,941
      12,000 Nissin Food Products Co., Ltd. .....................        282,001
                                                                    ------------
                                                                       1,040,453
                                                                    ------------

             Food Products (0.1%):
      51,000 Daiei Inc.*.........................................        201,827
      19,000 Yamazaki Baking Co., Ltd. ..........................        205,892
                                                                    ------------
                                                                         407,719
                                                                    ------------

             Forest Products (0.2%):
      59,000 Nippon Paper Industries Co. ........................        324,575
      65,000 Oji Paper Co., Ltd. ................................        390,609
       6,000 Uni-Charm ..........................................        345,320
                                                                    ------------
                                                                       1,060,504
                                                                    ------------

             Gas Utility (0.2%):
     184,000 Osaka Gas Co., Ltd. ................................        442,290
     204,000 Tokyo Gas Co., Ltd. ................................        496,346
                                                                    ------------
                                                                         938,636
                                                                    ------------

             Health & Personal Care (0.2%):
      33,000 Kyowa Hakko Kogyo Co. ..............................        197,665
      34,000 Sankyo Co., Ltd. ...................................        697,674
                                                                    ------------
                                                                         895,339
                                                                    ------------

             Health Care (0.1%):
       8,000 Hoya Corp. .........................................        629,275
                                                                    ------------

             Industrial Goods & Services (0.7%):
      60,000 Bridgestone Corp. ..................................      1,319,132
      65,000 Denso Corp. ........................................      1,549,736
      30,000 NGK Insulators Ltd. ................................        222,494
      19,000 NGK Spark Plug Co., Ltd. ...........................        173,588
      54,000 Sumitomo Electric Industries Ltd. ..................        623,158
                                                                    ------------
                                                                       3,888,108
                                                                    ------------

             Insurance (0.3%):
      50,000 Mitsui Marine & Fire Insurance Co., Ltd. ...........        296,072
      55,000 Sumitomo Marine & Fire Insurance Co. ...............        338,577
     113,000 Tokio Marine & Fire Insurance Co. ..................      1,319,475
                                                                    ------------
                                                                       1,954,124
                                                                    ------------

             Internet Content (0.4%):
       2,500 Softbank Corp. .....................................      2,389,095
                                                                    ------------

             Jewelry (0.0%):
      23,000 Citizen Watch Co., Ltd. ............................        146,082
                                                                    ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Japan (continued)
             Leasing (0.2%):
      32,000 Yamato Transport Co., Ltd. .........................   $  1,238,226
                                                                    ------------

             Machine -- Diversified (0.0%):
      10,000 Kurita Water Industries Ltd. .......................        158,687
                                                                    ------------

             Machinery & Equipment (0.8%):
      14,000 Brother Industries Ltd. ............................         32,148
      23,000 Daikin Industries Ltd. .............................        312,390
      21,000 Ebara Corp. ........................................        233,926
      71,000 Komatsu Ltd. .......................................        326,070
     116,000 Kubota Corp. .......................................        443,189
      34,000 Minebea Co., Ltd. ..................................        582,392
     245,000 Mitsubishi Heavy Industries Ltd. ...................        816,347
      40,000 NSK Ltd. ...........................................        273,207
      13,000 Tokyo Electron Ltd. ................................      1,778,387
                                                                    ------------
                                                                       4,798,056
                                                                    ------------

             Manufacturing -- Capital Goods (0.7%):
      31,000 Fujikura Ltd. ......................................        122,982
       8,000 Kokuyo Co. .........................................        106,312
      14,000 Makita Corp. .......................................        125,855
      17,000 Murata Manufacturing Co., Ltd. .....................      3,986,711
       8,000 Noritake Co., Ltd. .................................         28,220
       7,000 Takara Standard Co. ................................         34,679
                                                                    ------------
                                                                       4,404,759
                                                                    ------------

             Manufacturing -- Consumer Goods (0.8%):
      54,000 Canon, Inc. ........................................      2,142,272
      38,000 Fuji Photo Film Co., Ltd. ..........................      1,384,991
      30,000 Konica Corp. .......................................        111,393
      27,000 Nikon Corp. ........................................        791,479
       8,700 Sega Enterprises Ltd. ..............................        276,285
      12,000 Shimano Inc. .......................................        211,061
                                                                    ------------
                                                                       4,917,481
                                                                    ------------

             Medical Supplies (0.1%):
      23,000 Olympus Optical Co., Ltd. ..........................        324,751
                                                                    ------------

             Merchandising (0.7%):
      30,000 Ito-Yokado Co., Ltd. ...............................      3,253,860
      24,000 JUSCO Co., Ltd. ....................................        417,667
      28,000 Marui Co., Ltd. ....................................        417,510
                                                                    ------------
                                                                       4,089,037
                                                                    ------------

             Metals (0.3%):
     236,000 Kawasaki Steel Corp.*...............................        422,005
      80,000 Mitsubishi Materials Corp.*.........................        195,427
     426,000 Nippon Steel Corp. .................................        994,860
     264,000 Sumitomo Metal Industries Ltd.*.....................        198,632
                                                                    ------------
                                                                       1,810,924
                                                                    ------------

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
 Japan (continued)
             Metals & Mining (0.0%):
      43,000 Mitsui Mining & Smelting Co. .....................   $    202,941
      41,000 Sumitomo Metal Mining Co.*........................         91,343
                                                                  ------------
                                                                       294,284
                                                                  ------------

             Miscellaneous Materials & Commodities (0.1%):
      86,000 Asahi Glass Co., Ltd. ............................        664,706
                                                                  ------------

             Oil & Gas (0.1%):
      91,800 Nippon Oil Co., Ltd. .............................        403,654
                                                                  ------------

             Packaging (0.0%):
      17,000 Toyo Seikan Kaisha Ltd. ..........................        245,847
                                                                  ------------

             Pharmaceuticals (0.5%):
      18,000 Chugai Pharmaceutical Co., Ltd. ..................        194,352
      20,000 Dai-Ichi Pharmaceuticals..........................        259,722
      22,000 Eisai Co., Ltd. ..................................        422,415
      29,000 Meiji Seika Co. ..................................        164,637
      26,000 Shionogi & Co., Ltd. .............................        315,282
      26,000 Taisho Pharmacuetical Co. ........................        762,166
      25,000 Yamanouchi Pharmaceutical Co., Ltd. ..............        872,094
                                                                  ------------
                                                                     2,990,668
                                                                  ------------

             Printing & Publishing (0.2%):
      47,000 Dai Nippon Printing Co., Ltd. ....................        748,584
      43,000 Toppan Printing Co., Ltd. ........................        428,571
                                                                  ------------
                                                                     1,177,155
                                                                  ------------

             Real Estate (0.2%):
      81,000 Mitsubishi Estate Co., Ltd. ......................        789,105
      60,000 Mitsui Fudosan Co., Ltd. .........................        405,706
                                                                  ------------
                                                                     1,194,811
                                                                  ------------

             Retail Stores (0.1%):
       5,000 Aoyama Trading Co., Ltd. .........................        106,996
      34,000 Mitsukoshi Ltd.*..................................        119,601
       5,000 Skylark Co., Ltd. ................................        117,500
      22,000 Takashimaya Co., Ltd. ............................        151,340
                                                                  ------------
                                                                       495,437
                                                                  ------------

             Retail -- General Merchandise (0.0%):
      14,300 Credit Saison Co., Ltd. ..........................        248,720
                                                                  ------------

             Retail -- Special Line (0.0%):
      14,000 Uny Co., Ltd. ....................................        136,662
                                                                  ------------

             Services (0.3%):
      14,000 Secom Co., Ltd. ..................................      1,538,988
                                                                  ------------

             Storage (0.0%):
      10,000 Mitsubishi Logistics Corp. .......................         63,709
                                                                  ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Japan (continued)
             Telecommunications (2.4%):
      11,000 Nippon Comsys Corp. ................................   $    227,868
         811 Nippon Telegraph & Telephone Corp. .................     13,867,989
                                                                    ------------
                                                                      14,095,857
                                                                    ------------

             Textile Products (0.2%):
      30,000 Kuraray Co., Ltd. ..................................        303,400
      15,000 Onward Kashiyama Co., Ltd. .........................        205,198
      76,000 Teijin Ltd. ........................................        279,969
     102,000 Toray Industries, Inc. .............................        394,685
      14,000 Wacoal Corp. .......................................        122,982
                                                                    ------------
                                                                       1,306,234
                                                                    ------------

             Transportation (0.5%):
         296 East Japan Railway Co. .............................      1,593,668
     112,000 Japan Airlines Co. .................................        331,601
     118,000 Kinki Nippon Railway Co. ...........................        472,738
      79,000 Nippon Express Co., Ltd. ...........................        436,144
      64,000 Tobu Railway Co., Ltd. .............................        187,610
      82,000 Tokyu Corp. ........................................        199,511
                                                                    ------------
                                                                       3,221,272
                                                                    ------------

             Transportation & Shipping (0.1%):
      17,000 Kamigumi Co., Ltd. .................................         71,429
      89,000 Nippon Yusen Kabushiki Kaisha.......................        363,513
                                                                    ------------
                                                                         434,942
                                                                    ------------

             Wholesale & International Trade (0.5%):
      93,000 Marubeni Corp. .....................................        389,848
     114,000 Mitsubishi Corp. ...................................        878,893
     116,000 Mitsui & Co., Ltd. .................................        810,436
      66,000 Sumitomo Corp. .....................................        639,105
                                                                    ------------
                                                                       2,718,282
                                                                    ------------

             Wire & Cable Products (0.1%):
      47,000 Furukawa Electric Co., Ltd. ........................        711,843
                                                                    ------------
                                                                     166,550,417

 Malaysia (0.0%):
             Engineering (0.0%):
       6,300 Silverstone Berhad*.................................              0
                                                                    ------------

 Netherlands (4.8%):
             Banking (0.4%):
      91,835 ABN Amro Holding NV.................................      2,295,387
                                                                    ------------

             Beverages & Tobacco (0.2%):
      19,937 Heineken NV.........................................        972,928
                                                                    ------------

             Chemicals (0.2%):
      18,132 Akzo Nobel NV.......................................        910,062
                                                                    ------------

             Electronics (0.5%):
      21,380 Philips Electronics NV..............................      2,908,958
                                                                    ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Netherlands (continued)
             Finance (0.6%):
      59,575 ING Groep NV........................................   $  3,598,958
                                                                    ------------

             Food Products (0.3%):
      36,270 Unilever NV -- CVA..................................      2,004,661
                                                                    ------------

             Insurance (0.5%):
      32,085 Aegon NV............................................      3,101,106
                                                                    ------------

             Oil & Gas (1.3%):
     125,400 Royal Dutch Petroleum Co. ..........................      7,690,491
                                                                    ------------

             Printing & Publishing (0.1%):
      18,000 Wolters Kluwer CVA..................................        609,548
                                                                    ------------

             Retail -- Special Line (0.2%):
      39,695 Ahold...............................................      1,175,794
                                                                    ------------

             Telecommunications (0.5%):
      30,605 KPN NV..............................................      2,988,905
                                                                    ------------
                                                                      28,256,798
                                                                    ------------

 New Zealand (0.1%):
             Beverages & Tobacco (0.0%):
      41,300 Lion Nathan Ltd. ...................................         95,798
                                                                    ------------

             Forest Products (0.0%):
     130,281 Carter Holt Harvey Ltd. ............................        169,772
                                                                    ------------

             Telecommunications (0.1%):
     131,965 Telecom Corp. of New Zealand Ltd. ..................        619,081
                                                                    ------------
                                                                         884,651
                                                                    ------------

 Norway (0.4%):
             Banking (0.2%):
      48,900 Christiania Bank Og Kreditkasse.....................        240,795
      37,000 Den Norske Bank ASA.................................        151,754
                                                                    ------------
                                                                         392,549
                                                                    ------------

             Chemicals (0.0%):
       1,000 Dyno Industrier ASA.................................         24,933
                                                                    ------------

             Diversified (0.2%)
      18,650 Norsk Hydro ASA.....................................        781,195
                                                                    ------------

             Electric Utility (0.0%):
      15,650 Hafslund ASA, Series A..............................         94,428
      10,326 Hafslund ASA, Series B..............................         39,777
                                                                    ------------
                                                                         134,205
                                                                    ------------

             Forest Products (0.0%):
       3,200 Norske Skogindustrier ASA -- Class A................        166,751
                                                                    ------------

             Industrial Goods & Services (0.0%):
       1,200 Unitor ASA..........................................          8,976
                                                                    ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Norway (continued)
             Insurance (0.0%):
      24,100 Storebrand ASA*.....................................   $    183,269
                                                                    ------------

             Manufacturing-Consumer Goods (0.0%):
      14,800 Orkla ASA -- Class A................................        254,614
                                                                    ------------

             Oil & Gas (0.0%):
       9,700 Petroleum Geo-Services ASA*.........................        172,922
                                                                    ------------

             Transportation (0.0%):
       2,200 Leif Hoegh & Co. ASA................................         26,055
                                                                    ------------
                                                                       2,145,469
                                                                    ------------

 Portugal (0.4%):
             Banking (0.1%):
      66,500 Banco Commercial Portuguese.........................        369,292
       7,900 Banco Espirito Santo................................        222,140
                                                                    ------------
                                                                         591,432
                                                                    ------------

             Electrical & Electronic (0.2%):
      41,000 Electricidade De Portugal...........................        716,108
                                                                    ------------

             Food Products (0.0%):
       6,300 Jeronimo Martins, SGPS, SA..........................        161,276
                                                                    ------------

             Telecommunications (0.1%):
      65,000 Portugal Telecom SA.................................        713,407
                                                                    ------------

             Transportation (0.0%):
      20,000 Brisa Auto-Estradas.................................        153,596
                                                                    ------------
                                                                       2,335,819
                                                                    ------------

 Singapore (1.2%):
             Airlines (0.2%):
      80,000 Singapore Airlines Ltd .............................        907,917
                                                                    ------------

             Banking (0.6%):
      89,987 Development Bank of Singapore Ltd. .................      1,475,153
      68,959 Oversea-Chinese Banking Corp., Ltd. ................        633,544
     123,921 United Overseas Bank Ltd. ..........................      1,093,847
                                                                    ------------
                                                                       3,202,544
                                                                    ------------

             Finance (0.0%):
      29,600 Haw Par Brothers International Ltd. ................         54,033
                                                                    ------------

             Printing & Publishing (0.1%):
      31,472 Singapore Press Holdings Ltd.*......................        684,112
                                                                    ------------

             Real Estate (0.1%):
      67,600 City Developments Ltd. .............................        395,773
     115,000 DBS Land Ltd. ......................................        226,499
                                                                    ------------
                                                                         622,272
                                                                    ------------

             Steel (0.0%):
      60,750 NatSteel Ltd. ......................................        121,110
                                                                    ------------

                                   Security                           Market
   Shares                        Description                          Value
   ------                        -----------                          ------

 COMMON STOCKS (continued)
 Singapore (continued)
             Telecommunications (0.2%):
     519,000 Singapore Telecommunications Ltd. .................   $  1,072,063
                                                                   ------------

             Transportation & Shipping (0.0%):
      79,000 Keppel Corp. ......................................        206,827
                                                                   ------------
                                                                      6,870,878
                                                                   ------------

 Spain (2.9%):
             Agriculture (0.0%):
       4,500 Azucarera Ebro Agricolas SA........................         65,672
                                                                   ------------

             Banking (0.7%):
     246,320 Banco Santander Central Hispanoamericano SA........      2,790,371
      32,700 Corporation Bancaria De Espana SA..................        768,880
                                                                   ------------
                                                                      3,559,251
                                                                   ------------

             Banking & Finance (0.3%):
     133,923 Banco Bilbao Vizcaya...............................      1,908,537
       2,460 Portland Valoerrivass..............................         64,214
                                                                   ------------
                                                                      1,972,751
                                                                   ------------

             Beverages & Tobacco (0.1%):
       1,650 El Aguila SA*......................................         13,470
      22,457 Tabacalera SA -- Class A...........................        321,393
                                                                   ------------
                                                                        334,863
                                                                   ------------

             Building Products (0.0%):
       5,400 Uralita SA.........................................         38,151
                                                                   ------------

             Building-Heavy Construction (0.0%):
       8,216 Fomento De Construc Y Contra.......................        167,266
                                                                   ------------

             Chemicals (0.0%):
         700 Ercros SA..........................................            332
                                                                   ------------

             Commercial Services (0.0%):
         500 Prosegur, CIA de Seguridad SA......................          4,480
                                                                   ------------

             Construction (0.0%):
       3,300 ACS, Actividades de Construccion y Servicios SA....         78,325
                                                                   ------------

             Engineering (0.0%):
      16,863 Autopistas Concesionaria Espanola SA...............        164,005
      11,700 Grupo Dragados SA..................................        103,297
                                                                   ------------
                                                                        267,302
                                                                   ------------

             Food Products (0.0%):
      14,400 Telepizza SA*......................................         60,955
       2,564 Viscofan Industria Navarra de Envolturas
             Celulosicassa SA...................................         19,949
                                                                   ------------
                                                                         80,904
                                                                   ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Spain (continued)
             Gas & Electric Utility (0.6%):
      63,480 Endesa SA...........................................   $  1,261,012
      30,072 Gas Natural SGD, SA.................................        693,146
      59,924 Iberdrola SA........................................        831,027
      20,366 Union Electrica Fenosa SA...........................        355,919
                                                                    ------------
                                                                       3,141,104
                                                                    ------------

             Hotels & Lodging (0.0%):
       8,100 Sol Melia SA........................................         91,840
                                                                    ------------

             Industrial Holding Company (0.0%):
       5,850 Corporacion Financiara Alba SA......................        200,226
                                                                    ------------

             Insurance (0.0%):
       4,700 Corporacion Mapfre..................................         77,306
                                                                    ------------

             Machinery & Equipment (0.0%):
       8,432 Zardoya Otis SA.....................................         83,027
                                                                    ------------

             Metals (0.0%):
       3,900 Acerinox SA.........................................        155,652
                                                                    ------------

             Oil & Gas (0.2%):
      59,994 Repsol SA...........................................      1,391,903
                                                                    ------------

             Paper Products (0.0%):
       3,493 Reno de Medici SpA*.................................          7,991
                                                                    ------------

             Real Estate (0.0%):
       4,268 Metrovacesa SA......................................         73,986
       8,683 Vallehermoso SA.....................................         61,083
                                                                    ------------
                                                                         135,069
                                                                    ------------

             Telecommunications (1.0%):
     208,461 Telefonica De Espana*...............................      5,210,417
                                                                    ------------

             Water Utility (0.0%):
       9,441 Aquas De Barcelona..................................        138,350
                                                                    ------------
                                                                      17,202,182
                                                                    ------------

 Sweden (2.7%):
             Automotive (0.1%):
      11,300 Volvo AB, Series A..................................        285,972
      18,300 Volvo AB, Series B..................................        473,892
                                                                    ------------
                                                                         759,864
                                                                    ------------

             Banking & Finance (0.2%):
      31,500 ForeningsSparbanken AB..............................        463,475
      35,400 Skandiaviska Enskilda Banken, Series A..............        358,350
      39,000 Svenska Handelsbanken, Series A.....................        491,196
                                                                    ------------
                                                                       1,313,021
                                                                    ------------

             Computer Hardware Manufacturing (0.1%):
       5,800 WM-Data AB, Series B................................        359,104
                                                                    ------------

             Consumer Goods & Services (0.1%):
      19,600 Securitas AB, Series B..............................        355,290
                                                                    ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Sweden (continued)
             Engineering (0.0%):
       6,500 Skanska AB, Series B................................   $    242,537
                                                                    ------------

             Forest Products (0.1%):
      11,900 Svenska Cellusoa AB, Series B.......................        352,983
                                                                    ------------

             Health & Personal Care (0.0%):
         196 TeleLarm Care AB*...................................          2,272
                                                                    ------------

             Industrial Goods & Services (0.1%):
      14,900 Sandvik AB, Series A................................        467,401
                                                                    ------------

             Insurance (0.2%):
      30,800 Skandia Forsakrings AB..............................        931,729
                                                                    ------------

             Machinery & Equipment (0.1%):
      10,050 Atlas Copco AB, Series A............................        297,515
         500 Atlas Copco AB, Series B............................         14,243
                                                                    ------------
                                                                         311,758
                                                                    ------------

             Manufacturing-Consumer Goods (0.1%):
      22,000 Electrolux AB, Series B.............................        554,169
                                                                    ------------

             Metals & Mining (0.0%):
       3,110 Boliden Ltd.*.......................................          9,554
       7,960 Trelleborg AB, Series B.............................         71,678
                                                                    ------------

                                                                          81,232
                                                                    ------------
             Retail-Special Line (0.3%):
      49,600 Hennes & Mauritz AB, Series B.......................      1,663,920
                                                                    ------------

             Telecommunications (1.3%):
       7,300 Netcom AB, Series B*................................        513,842
     123,800 Telefonaktiebolaget LM Ericsson,
             Series B............................................      7,971,021
                                                                    ------------
                                                                       8,484,863
                                                                    ------------

                                                                      15,880,143
                                                                    ------------

 Switzerland (5.6%):
             Airlines (0.0%):
       1,100 SAirGroup...........................................        221,368
                                                                    ------------

             Building Products (0.2%):
         700 Holderbank Financiere Glarus AG -
             Class A.............................................        248,336
         542 Holderbank Financiere Glarus AG -
             Class B.............................................        741,906
                                                                    ------------
                                                                         990,242
                                                                    ------------

             Commercial Services (0.1%):
       1,144 Adecco SA...........................................        890,720
                                                                    ------------

             Diversified (0.1%):
         579 Alusuisse-Lonza Holding AG, Registered..............        426,815
                                                                    ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 Switzerland (continued)
             Electronic Components/Instruments (0.1%):
         285 The Swatch Group AG, Bearer.........................   $    328,199
       1,100 The Swatch Group AG, Registered.....................        256,248
                                                                    ------------
                                                                         584,447
                                                                    ------------

             Engineering (0.5%):
      22,398 ABB Ltd.*...........................................      2,738,924
                                                                    ------------

             Finance (1.1%):
      14,820 Credit Suisse Group, Registered.....................      2,945,203
      12,842 UBS AG, Registered..................................      3,467,324
                                                                    ------------
                                                                       6,412,527
                                                                    ------------

             Food Products (0.8%):
       2,465 Nestle SA, Registered...............................      4,514,884
                                                                    ------------

             Insurance (0.3%):
         927 Swiss Reinsurance Co., Registered...................      1,903,941
                                                                    ------------

             Manufacturing-Consumer Goods (0.0%):
         281 Sulzer AG, Registered*..............................        182,616
                                                                    ------------

             Pharmaceuticals (2.2%):
       3,990 Novartis AG, Registered.............................      5,858,066
         436 Roche Holding AG....................................      5,174,181
         133 Roche Holding AG, Bearer............................      2,171,292
                                                                    ------------
                                                                      13,203,539
                                                                    ------------

             Telecommunications (0.2%):
       2,500 Swisscom AG, Registered.............................      1,010,926
                                                                    ------------
                                                                      33,080,949
                                                                    ------------

 United Kingdom (15.8%):
             Aerospace & Military Technology (0.2%):
     197,850 British Aerospace PLC...............................      1,308,547
                                                                    ------------

             Banking (2.1%):
      93,637 Abbey National PLC..................................      1,492,670
     102,720 Barclays PLC........................................      2,963,027
     495,964 HSBC Holdings PLC...................................      6,880,858
      58,477 Royal Bank of Scotland Group PLC....................      1,033,241
                                                                    ------------
                                                                      12,369,796
                                                                    ------------

             Beverages & Tobacco (0.3%):
     240,212 Diageo PLC..........................................      1,930,132
                                                                    ------------

             Broadcasting/Cable (0.3%):
     114,000 British Sky Broadcasting Group PLC..................      1,835,689
                                                                    ------------

             Building Products (0.0%):
         376 Carillion PLC.......................................            689
                                                                    ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
 United Kingdom (continued)
             Distribution (0.4%):
     231,474 BG PLC..............................................   $  1,483,263
     279,174 Centrica PLC........................................        807,100
                                                                    ------------
                                                                       2,290,363
                                                                    ------------

             Diversified (0.3%):
     219,492 Invensys PLC........................................      1,194,670
     120,000 Rentokil Initial PLC................................        437,530
                                                                    ------------
                                                                       1,632,200
                                                                    ------------

             Electric Utility (0.2%):
     101,653 National Grid Group PLC.............................        770,823
      79,283 Scottish Power PLC..................................        599,274
                                                                    ------------
                                                                       1,370,097
                                                                    ------------

             Energy (1.9%):
   1,145,846 BP Amoco PLC........................................     11,538,834
                                                                    ------------

             Finance (0.9%):
     123,210 Halifax PLC.........................................      1,366,110
     322,806 Lloyds TSB Group PLC................................      4,030,142
                                                                    ------------
                                                                       5,396,252
                                                                    ------------

             Food & Household Products (0.4%):
     134,004 Cadbury Schweppes PLC...............................        786,722
     192,810 Unilever PLC........................................      1,346,837
                                                                    ------------
                                                                       2,133,559
                                                                    ------------

             Food Products (0.1%):
     126,338 J Sainsbury PLC.....................................        710,088
                                                                    ------------

             Health & Personal Care (1.8%):
     211,685 Glaxo Wellcome PLC..................................      5,996,791
     110,132 Zeneca Group PLC....................................      4,567,807
                                                                    ------------
                                                                      10,564,598
                                                                    ------------

             Insurance (1.3%):
     102,941 Allied Zurich PLC...................................      1,220,348
      57,041 Commercial Union PLC................................        903,304
     337,628 Legal & General Group PLC...........................        920,198
     189,526 Marks & Spencer PLC.................................        903,005
     128,433 Prudential Corp., PLC...............................      2,520,299
     448,043 Tesco PLC...........................................      1,365,859
                                                                    ------------
                                                                       7,833,013
                                                                    ------------

             Leisure (0.2%):
     120,862 Granada Group PLC...................................      1,218,074
                                                                    ------------

             Metals (0.3%):
      71,082 Rio Tinto PLC, Registered...........................      1,708,291
                                                                    ------------

             Pharmaceuticals (0.7%):
     337,963 SmithKline Beecham PLC..............................      4,295,791
                                                                    ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

  Shares or
  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 COMMON STOCKS (continued)
 United Kingdom (continued)
             Printing & Publishing (0.5%):
      47,573 Pearson PLC........................................   $  1,542,849
      97,327 Reuters Group PLC..................................      1,340,854
                                                                   ------------
                                                                      2,883,703
                                                                   ------------

             Retail-General Merchandise (0.2%):
      90,385 Kingfisher PLC.....................................        996,319
                                                                   ------------

             Telecommunications (3.1%):
     393,388 British Telecommunications PLC.....................      9,530,409
   1,804,565 Vodafone Group PLC.................................      8,896,669
                                                                   ------------
                                                                     18,427,078
                                                                   ------------

             Telecommunications-Equipment (0.5%):
     180,203 Marconin PLC.......................................      3,184,040
                                                                   ------------

             Tobacco (0.1%):
     102,941 British American Tobacco...........................        575,675
                                                                   ------------
                                                                     94,202,828
                                                                   ------------

             Total Common Stocks................................    572,154,906
                                                                   ------------

 CORPORATE NOTES & BONDS (0.0%):
 United Kingdom (0.0%):
             Aerospace & Military Technology (0.0%):
     $24,404 British Aerospace PLC, 7.45%, 11/29/03.............         38,430
                                                                   ------------
 Total Corporate Notes & Bonds...................................        38,430
                                                                   ------------
 INVESTMENT COMPANIES (2.8%):
  16,614,530 Federated Prime Value Obligations Money Market
             Fund...............................................     16,614,530
                                                                   ------------
             Total Investment Companies.........................     16,614,530
                                                                   ------------

 PREFERRED STOCKS (0.7%):
 Australia (0.2%):
             Printing & Publishing (0.2%):
     124,929 News Corp., Ltd. ..................................      1,066,639
                                                                   ------------

 Germany (0.5%):
             Automotive (0.0%):
       5,270 Volkswagen AG......................................        168,902
                                                                   ------------

             Computer Software (0.4%):
       3,300 SAP AG.............................................      1,988,891
                                                                   ------------

             Gas & Electric Utility (0.1%):
      16,540 RWE AG.............................................        510,097
                                                                   ------------
                                                                      2,667,890
                                                                   ------------

 United Kingdom (0.0%):
             Food & Household Products (0.0%):
      40,624 Unilever NV........................................        205,943
                                                                   ------------

             Total Preferred Stocks.............................      3,940,472
                                                                   ------------

  Shares or
  Principal                        Security                            Market
   Amount                         Description                          Value
  ---------                       -----------                          ------

 U.S. GOVERNMENT OBLIGATIONS (0.2%):
 U.S. Treasury Bills (0.2%):
  $1,000,000 3/16/00 (b)                                            $    989,710
                                                                    ------------
             Total U.S. Government Obligations...................        989,710
                                                                    ------------

 WARRANTS (0.0%):
 France (0.0%):
             Banking (0.0%):
       7,579 Banque Nationale De Paris*..........................         34,984
                                                                    ------------

 Germany (0.0%):
             Insurance (0.0%):
         209 Munchener Ruckversicherungs*........................         11,164
                                                                    ------------

 Hong Kong (0.0%):
             Real Estate (0.0%):
      11,529 Chinese Estates Ltd.*...............................            979
                                                                    ------------

 Italy (0.0%):
             Financial-Banking (0.0%):
       8,395 Mediobanca*.........................................         12,903
                                                                    ------------

             Total Warrants......................................         60,030
                                                                    ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (4.8%):
 Certificate of Deposit (0.2%):
 $ 1,031,000 Bank One Corp., 6.02%, 2/22/00......................      1,021,863
                                                                    ------------

 Commercial Paper (1.8%):
             Banking (0.1%):
     750,000 Deutsche Bank Financial Inc., 6.02%, 2/1/00.........        746,170
                                                                    ------------

             Beverages-Non-Alcoholic (0.2%):
   1,000,000 Coca-Cola Co., 6.08%, 1/28/00.......................        995,527
                                                                    ------------

             Chemicals-Diversified (0.1%):
     800,000 DuPont (EI) De Nemours & Co., 6.11%, 2/8/00.........        795,010
                                                                    ------------

             Diversified Financial Services (0.3%):
     800,000 Citigroup, 6.48%, 1/24/00...........................        796,929
     750,000 General Electric Capital Corp., 6.00%, 2/7/00.......        745,349
     750,000 National Australia Funding Inc., 6.02%, 2/4/00......        745,807
                                                                    ------------
                                                                       2,288,085
                                                                    ------------


                                   Continued

                                  International Growth Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Commercial Paper (continued)
             Finance (0.3%):
 $   999,013 Ford Motor Credit Corp., 5.95%, 1/7/00.............   $    999,013
   1,000,000 General Motors Acceptance Corp., 6.07%, 2/14/00....        992,790
                                                                   ------------
                                                                      1,991,803
                                                                   ------------

             Forest Products (0.2%):
   1,000,000 H.J. Heinz Co., 6.05%, 1/13/00.....................        997,912
                                                                   ------------

             Medical-Drugs (0.2%):
     900,000 Abbott Laboratories, 6.43%,1/14/00.................        897,678
                                                                   ------------

             Multi-Media (0.2%):
   1,000,000 McGraw-Hill, 6.12%, 2/29/00........................        990,344
                                                                   ------------

             Oil-Comp Integrated (0.1%):
     750,000 Mobil Corp., 6.04%, 1/28/00........................        746,646
                                                                   ------------

             Telecommunications (0.1%):
     750,000 Bell South Telecommunications, 5.92%, 2/11/00......        744,957
                                                                   ------------
                                                                     11,194,132
                                                                   ------------

             Corporate Note (0.2%):
   1,016,000 Toyota Motor Credit, 6.18%, 1/25/00................      1,011,661
                                                                   ------------

             Repurchase Agreements (1.5%):
   1,842,205 Donaldson Lufkin & Jenrette, 4.00%, 1/3/00
             (Collateralized by $2,694,483 various Government
             Agency Securities, 6.00%-8.50%, 1/15/24-3/15/38,
             market value $1,867,915)...........................      1,842,205
   5,503,260 Prudential Securities, 3.68%, 1/3/00
             (Collateralized by $11,315,957 various Government
             Agency Securities, 5.00%-7.50%, 1/15/24-9/20/29,
             market value $5,581,286)...........................      5,503,260
   1,889,223 Salomon Smith Barney, 4.25%, 1/3/00 (Collateralized
             by $3,841,925 various Government Agency Securities,
             6.00%-9.50%, 4/15/18-12/15/29, market value
             $1,915,425)........................................      1,889,223
                                                                   ------------
                                                                      9,234,688
                                                                   ------------

  Principal                       Security                           Market
   Amount                        Description                         Value
  ---------                      -----------                         ------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
 Time Deposits (1.1%):
             Foreign Banking (1.1%):
 $ 1,250,174 Comerica Cayman, 5.00%, 1/3/00                       $  1,250,174
   1,250,217 Credit Suisse-First Boston Cayman, 6.25%, 1/3/00        1,250,217
   1,250,174 National Westminster BK PLC Nassau, 5.00%, 1/3/00       1,250,174
   1,250,365 Societe Generale Cayman, 10.50%, 1/3/00                 1,250,365
   1,250,174 Union Bank of Switzerland Cayman, 5.00%, 1/3/00         1,250,174
                                                                  ------------
                                                                     6,251,104
                                                                  ------------
             Total Short-Term Securities Purchased With
             Securities Lending Collateral.....................     28,713,448
                                                                  ------------
 Total Investments (Cost $413,517,220) (a) -- 104.7%............   622,511,526
 Liabilities in excess of other assets -- (4.7)%................   (27,663,989)
                                                                  ------------
 Total Net Assets -- 100.0%.....................................  $594,847,537
                                                                  ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $788,227 and by the amount of market to market adjustment for passive foreign investment companies of $4,210,885. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation....................................... $ 230,027,867
   Unrealized depreciation.......................................   (26,032,673)
                                                                  -------------
   Net unrealized appreciation................................... $ 203,995,194
                                                                  =============

(b)   Security has been deposited as initial margin on open futures contracts.
*    Non-income producing security.

At December 31, 1999 the Fund's open long futures contracts were as follows:

                                                         Unrealized
  # of             Opening             Notional         Appreciation         Market
Contracts       Contract Type           Amount           on Futures           Value
---------       -------------          --------         ------------         ------
   40         Standard & Poor's       $14,485,150         $356,850         $14,842,000
                   500, 3/16/00

                       See Notes to Financial Statements.

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (98.4%):
             Advertising (0.3%):
      20,900 Interpublic Group Cos., Inc. .......................   $  1,205,669
      13,100 Omnicom Group.......................................      1,310,000
                                                                    ------------
                                                                       2,515,669
                                                                    ------------

             Aerospace & Defense (0.9%):
      71,092 Boeing Co. .........................................      2,954,761
      14,700 General Dynamics Corp. .............................        775,425
      58,412 Honeywell International, Inc. ......................      3,369,642
      29,788 Lockheed Martin Corp. ..............................        651,613
       5,200 Northrop Grumman Corp. .............................        281,125
      25,400 Raytheon Co., Class B...............................        674,688
                                                                    ------------
                                                                       8,707,254
                                                                    ------------

             Agricultural Biotech (0.2%):
      46,900 Monsanto Co. .......................................      1,670,813
                                                                    ------------

             Appliances & Household Products (0.1%):
       6,700 Maytag Corp. .......................................        321,600
       5,700 Whirlpool Corp. ....................................        370,856
                                                                    ------------
                                                                         692,456
                                                                    ------------

             Applications Software (0.1%):
       6,500 Citrix Systems, Inc.*...............................        799,500
                                                                    ------------

             Auto/Truck -- Original Equipment (0.3%):
       3,200 Cummins Engine, Inc. ...............................        154,600
      12,532 Dana Corp. .........................................        375,177
      41,784 Delphi Automotive Systems Corp. ....................        658,098
       5,400 Eaton Corp. ........................................        392,175
       5,120 Navistar International Corp.*.......................        242,560
       6,050 PACCAR, Inc. .......................................        268,091
       9,100 TRW, Inc. ..........................................        472,631
                                                                    ------------
                                                                       2,563,332
                                                                    ------------

             Auto/Truck -- Replacement Equipment (0.0%):
      13,525 Genuine Parts Co. ..................................        335,589
                                                                    ------------

             Automotive (0.9%):
      89,500 Ford Motor Co. .....................................      4,782,656
      47,700 General Motors Corp. ...............................      3,467,194
                                                                    ------------
                                                                       8,249,850
                                                                    ------------

             Banks -- Central U.S. (0.2%):
      73,382 Firstar Corp. ......................................      1,550,195
       9,000 Old Kent Financial Corp. (c)........................        318,375
                                                                    ------------
                                                                       1,868,570
                                                                    ------------

             Banks -- Major Regional (2.6%):
      54,400 Bank of New York Co., Inc. .........................      2,176,000
      86,811 Bank One Corp. .....................................      2,783,377
      11,750 Comerica, Inc. .....................................        548,578
       1,000 First Security Corp. ...............................         25,531
      70,770 First Union Corp. ..................................      2,322,141
      68,244 FleetBoston Financial Corp. ........................      2,375,744
      33,200 KeyCorp.............................................        734,550
      38,100 Mellon Financial Corp. .............................      1,297,781

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Banks -- Major Regional (continued)
      45,700 National City Corp. ................................   $  1,082,519
      16,400 Northern Trust Corp. ...............................        869,200
      22,500 PNC Bank Corp. .....................................      1,001,250
      12,900 Summit Bancorp......................................        395,063
      23,800 SunTrust Banks, Inc. ...............................      1,637,738
      54,162 U.S. Bancorp........................................      1,289,733
      15,000 Wachovia Corp. .....................................      1,020,000
     120,000 Wells Fargo Co. ....................................      4,852,499
                                                                    ------------
                                                                      24,411,704
                                                                    ------------

             Banks -- Midwest (0.2%):
      22,300 Fifth Third Bancorp.................................      1,636,263
      17,447 Huntington Bancshares...............................        416,547
                                                                    ------------
                                                                       2,052,810
                                                                    ------------

             Banks -- Money Center (1.4%):
     125,692 Bank of America Corp. ..............................      6,308,167
      23,700 BB&T Corp. .........................................        648,788
      61,616 Chase Manhattan Corp. ..............................      4,786,793
      13,000 J.P. Morgan & Co., Inc. ............................      1,646,125
                                                                    ------------
                                                                      13,389,873
                                                                    ------------

             Banks -- Northeast (0.1%):
      11,900 State Street Corp. .................................        869,444
                                                                    ------------

             Banks -- South (0.1%):
      29,650 AmSouth Bancorporation..............................        572,615
      12,600 SouthTrust Corp. ...................................        476,438
                                                                    ------------
                                                                       1,049,053
                                                                    ------------

             Beverages -- Alcoholic (0.3%):
       2,900 Adolph Coors Co. ...................................        152,250
      34,570 Anheuser-Busch Co., Inc. ...........................      2,450,149
       5,200 Brown-Forman Corp. .................................        297,700
                                                                    ------------
                                                                       2,900,099
                                                                    ------------

             Beverages -- Soft Drinks (1.6%):
     181,900 Coca-Cola Co. ......................................     10,595,674
     108,200 PepsiCo, Inc. ......................................      3,814,050
                                                                    ------------
                                                                      14,409,724
                                                                    ------------

             Broadcasting/Cable (0.9%):
      25,100 Clear Channel Communications, Inc.*.................      2,240,175
      55,500 Comcast Corp., Special Class A......................      2,806,219
      44,900 MediaOne Group, Inc.*...............................      3,448,881
                                                                    ------------
                                                                       8,495,275
                                                                    ------------

             Building & Construction -- Miscellaneous (0.1%):
       3,100 Armstrong World Industries, Inc. ...................        103,463
      32,800 Masco Corp. ........................................        832,300
       4,100 Owens-Corning Fiberglass Corp. .....................         79,181
       7,600 Vulcan Materials Co. ...............................        303,525
                                                                    ------------
                                                                       1,318,469
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Building -- Heavy Construction (0.0%):
       5,800 Fluor Corp. ......................................   $    266,075
                                                                  ------------

             Building -- Maintenance & Service (0.0%):
       9,800 Ecolab, Inc. .....................................        383,425
                                                                  ------------
             Building -- Mobile/Manufacturing & Recreational Vehicles
             (0.0%):
       2,800 Fleetwood Enterprises, Inc. ......................         57,750
                                                                  ------------

             Building -- Residential/Commercial (0.0%):
       4,500 Centex Corp. .....................................        111,094
       3,840 Kaufman & Broad Home Corp. .......................         92,880
       3,500 Pulte Corp. ......................................         78,750
                                                                  ------------
                                                                       282,724
                                                                  ------------

             Building Products -- Retail/Wholesale (1.4%):
     169,143 Home Depot, Inc. .................................     11,596,867
      28,000 Lowe's Cos., Inc. ................................      1,673,000
                                                                  ------------
                                                                    13,269,867
                                                                  ------------

             Building Products -- Wood (0.1%):
       8,100 Louisiana-Pacific Corp. ..........................        115,425
      17,450 Weyerhaeuser Co. .................................      1,253,128
                                                                  ------------
                                                                     1,368,553
                                                                  ------------

             Business Equipment & Services (0.2%):
      14,400 AES Corp.*........................................      1,076,400
      28,300 Office Depot, Inc.*...............................        309,531
      18,200 Paychex, Inc. ....................................        728,000
                                                                  ------------
                                                                     2,113,931
                                                                  ------------

             Business Services (0.0%):
       7,300 H & R Block, Inc. ................................        319,375
                                                                  ------------

             Chemicals -- Diversified (1.1%):
      16,300 Dow Chemical Co. .................................      2,178,088
      77,220 E.I. du Pont de Nemours & Co. ....................      5,086,867
       5,900 Eastman Chemical Co. .............................        281,356
       8,100 Hercules, Inc. ...................................        225,788
      12,800 PPG Industries, Inc. .............................        800,800
      16,077 Rohm & Haas Co. ..................................        654,133
      10,000 Union Carbide Corp. ..............................        667,500
       5,200 W.R. Grace & Co.*.................................         72,150
                                                                  ------------
                                                                     9,966,682
                                                                  ------------

             Chemicals -- Specialty (0.2%):
      17,300 Air Products & Chemical, Inc. ....................        580,631
       9,637 Engelhard Corp. ..................................        181,898
       4,400 Great Lakes Chemical Corp. .......................        168,025
      11,900 Praxair, Inc. ....................................        598,719
       7,600 Sigma-Aldrich Corp. ..............................        228,475
                                                                  ------------
                                                                     1,757,748
                                                                  ------------

             Circuits (0.1%):
      12,800 Analog Devices, Inc.*.............................      1,190,400
                                                                  ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Commercial Services (0.2%):
      53,319 Cendant Corp.*......................................   $  1,416,286
       8,700 Quintiles Transnational Corp.*......................        162,581
                                                                    ------------
                                                                       1,578,867
                                                                    ------------

             Computer Software (6.7%):
       9,000 Adobe Systems, Inc. ................................        605,250
      39,818 Computer Associates International, Inc. ............      2,784,771
      26,400 Compuware Corp.*....................................        983,400
     380,700 Microsoft Corp.*....................................     44,446,725
     104,512 Oracle Corp.*.......................................     11,711,876
      19,926 Parametric Technology Corp.*........................        539,247
                                                                    ------------
                                                                      61,071,269
                                                                    ------------

             Computers -- Local Area Network (3.1%):
      26,500 3Com Corp.*.........................................      1,245,500
      13,400 Cabletron Systems*..................................        348,400
     241,000 Cisco Systems, Inc.*................................     25,817,124
      25,400 Novell, Inc.*.......................................      1,014,413
                                                                    ------------
                                                                      28,425,437
                                                                    ------------

             Computers -- Mainframe (1.6%):
     132,750 IBM Corp. ..........................................     14,336,999
      22,600 Unisys Corp.*.......................................        721,788
                                                                    ------------
                                                                      15,058,787
                                                                    ------------

             Computers -- Memory Devices (1.0%):
      75,050 EMC Corp.*..........................................      8,199,212
      15,400 Seagate Technology, Inc.*...........................        717,063
                                                                    ------------
                                                                       8,916,275
                                                                    ------------

             Computers -- Micro (1.7%):
      12,000 Apple Computer, Inc.*...............................      1,233,750
     123,724 Compaq Computer Corp. ..............................      3,348,281
     184,900 Dell Computer Corp.*................................      9,429,899
      23,200 Gateway 2000, Inc.*.................................      1,671,850
                                                                    ------------
                                                                      15,683,780
                                                                    ------------
             Computers -- Mini (1.9%):
      75,000 Hewlett-Packard Co. ................................      8,545,312
      14,300 Silicon Graphics, Inc.*.............................        140,319
     114,600 Sun Microsystems, Inc.*.............................      8,874,337
                                                                    ------------
                                                                      17,559,968
                                                                    ------------
             Computers -- Networking Products (0.1%):
       6,000 Adaptec Inc.*.......................................        299,250
      10,800 Network Appliance, Inc.*............................        897,075
                                                                    ------------
                                                                       1,196,325
                                                                    ------------

             Computers -- Services (0.9%):
      45,800 Automatic Data Processing, Inc. ....................      2,467,475
      10,900 Ceridian Corp.*.....................................        235,031
      11,800 Computer Sciences Corp.*............................      1,116,575
      34,600 Electronic Data Systems Corp. ......................      2,316,038
      10,900 Equifax, Inc. ......................................        256,831

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Computers -- Services (continued)
      31,700 First Data Corp. .................................   $  1,563,206
       2,100 Shared Medical Systems Corp. .....................        106,969
                                                                  ------------
                                                                     8,062,125
                                                                  ------------

             Consumer Durable (0.1%):
      10,500 Danaher Corp. ....................................        506,625
                                                                  ------------
             Consumer Non-Durable (0.1%):
      31,400 Coca-Cola Enterprises, Inc. ......................        631,925
                                                                  ------------

             Consumer Products -- Miscellaneous (0.0%):
       5,100 American Greetings Corp., Class A.................        120,488
       2,795 Jostens, Inc. ....................................         67,953
       4,500 Tupperware Corp. .................................         76,219
                                                                  ------------
                                                                       264,660
                                                                  ------------

             Containers & Packaging (0.1%):
      11,800 Owens-Illinois, Inc.*.............................        295,738
       6,316 Sealed Air Corp.*.................................        327,247
                                                                  ------------
                                                                       622,985
                                                                  ------------

             Containers -- Metal & Glass (0.0%):
       2,400 Ball Corp. .......................................         94,500
       9,400 Crown Cork & Seal Co., Inc. ......................        210,325
                                                                  ------------
                                                                       304,825
                                                                  ------------

             Containers -- Paper & Plastic (0.0%):
       4,100 Bemis Co. ........................................        142,988
      12,800 Pactiv Corp.*.....................................        136,000
                                                                  ------------
                                                                       278,988
                                                                  ------------
             Cosmetics & Toiletries (0.8%):
       4,500 Alberto-Culver Co., Class B.......................        116,156
      19,300 Avon Products, Inc. ..............................        636,900
      80,264 Gillette Co. .....................................      3,305,874
       8,000 International Flavors & Fragrances, Inc. .........        302,000
      39,440 Kimberly-Clark Corp. .............................      2,573,460
                                                                  ------------
                                                                     6,934,390
                                                                  ------------

             Cruise Lines (0.2%):
      45,400 Carnival Corp. ...................................      2,170,688
                                                                  ------------

             Distribution (0.2%):
      16,350 Costco Wholesale Corp.*...........................      1,491,938
                                                                  ------------

             Diversified (5.1%):
       5,125 Crane Co. ........................................        101,859
       2,400 Freeport-McMoRan Copper Corp.*....................        137,550
     242,000 General Electric Co.(b)...........................     37,449,499
      23,130 IMS Health, Inc. .................................        628,847
       6,600 ITT Industries, Inc. .............................        220,688
       6,400 Johnson Controls, Inc. ...........................        364,000
      29,800 Minnesota Mining & Manufacturing Co. .............      2,916,675
       3,200 National Service Industries, Inc. ................         94,400
      32,000 Seagram Co., Ltd. ................................      1,438,000

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Diversified (continued)
      11,100 Textron, Inc. ......................................   $    851,231
      35,600 United Technologies Corp. ..........................      2,314,000
                                                                    ------------
                                                                      46,516,749
                                                                    ------------

             Electrical & Electronic (0.1%):
       6,500 KLA-Tencor Corp.*...................................        723,937
      11,400 Molex, Inc. ........................................        646,238
                                                                    ------------
                                                                       1,370,175
                                                                    ------------

             Electrical Components -- Semiconductors (3.8%):
      11,100 Advanced Micro Devices, Inc.*.......................        321,206
      27,800 Applied Materials, Inc.*............................      3,521,913
     245,600 Intel Corp. ........................................     20,215,949
      10,800 LSI Logic Corp.*....................................        729,000
      18,500 Micron Technology, Inc.*............................      1,438,375
      12,400 National Semiconductor Corp.*.......................        530,875
      14,400 Rockwell International Corp.........................        689,400
      59,200 Texas Instruments, Inc. ............................      5,735,000
      23,800 Xilinx, Inc.*.......................................      1,082,156
                                                                    ------------
                                                                      34,263,874
                                                                    ------------

             Electronic -- Connectors (0.0%):
       4,400 Thomas & Betts Corp. ...............................        140,250
                                                                    ------------

             Electronic Components/Instruments (0.2%):
      20,200 Solectron Corp.*....................................      1,921,525
                                                                    ------------

             Electronic Measuring Equipment (0.1%):
       3,600 Tektronix, Inc. ....................................        139,950
      12,900 Teradyne, Inc.*.....................................        851,400
                                                                    ------------
                                                                         991,350
                                                                    ------------

             Energy (0.0%):
      14,100 Niagara Mohawk Holdings Inc.*.......................        196,519
                                                                    ------------
             Finance (0.8%):
      53,854 Associates First Capital Corp., Class A.............      1,477,619
       9,187 Bear Stearns Companies, Inc. .......................        392,744
      14,600 Capital One Financial Corp. ........................        703,538
      19,000 Franklin Resources, Inc. ...........................        609,188
      59,330 MBNA Corp. .........................................      1,616,742
       9,100 Price (T. Rowe) Associates..........................        336,131
      16,900 Regions Financial Corp. ............................        424,613
      11,900 SLM Holding Corp. ..................................        502,775
      10,800 Union Planters Corp. ...............................        425,925
      42,869 Washington Mutual, Inc. ............................      1,114,594
                                                                    ------------
                                                                       7,603,869
                                                                    ------------

             Financial -- Banking (0.0%):
      20,500 Synovus Financial Corp. ............................        407,438
                                                                    ------------

             Financial -- Consumer Loans (0.2%):
      35,393 Household International, Inc. ......................      1,318,389
      10,450 Providian Financial Corp. ..........................        951,603
                                                                    ------------
                                                                       2,269,992
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                Security                         Market
   Shares                      Description                       Value
   ------                      -----------                       ------

 COMMON STOCKS (continued)
             Financial -- Investment Banker/Broker (0.1%):
       9,000 Lehman Brothers Holding, Inc. ................   $    762,187
      11,000 Paine Webber Group Inc. ......................        426,938
                                                              ------------
                                                                 1,189,125
                                                              ------------

             Financial -- Investment Bankers (0.5%):
      27,300 Merrill Lynch & Co., Inc. ....................      2,279,550
      60,550 Schwab (Charles) Corp. .......................      2,323,606
                                                              ------------
                                                                 4,603,156
                                                              ------------
             Financial -- Miscellaneous Services (1.2%):
      33,200 American Express Co. .........................      5,519,500
      41,016 Morgan Stanley, Dean Witter & Co. ............      5,855,034
                                                              ------------
                                                                11,374,534
                                                              ------------

             Financial -- Mortgage & Related Services (0.8%):
       8,500 Countrywide Credit Industries, Inc. ..........        214,625
      75,900 Fannie Mae....................................      4,739,006
      51,400 Freddie Mac...................................      2,419,013
                                                              ------------
                                                                 7,372,644
                                                              ------------

             Financial -- Savings & Loan (0.0%):
      12,600 Golden West Financial Corp. ..................        422,100
                                                              ------------
             Financial Services -- Diversified (1.5%):
     248,366 Citigroup, Inc. ..............................     13,799,836
                                                              ------------
             Food -- Canned (0.2%):
      32,100 Campbell Soup Co. ............................      1,241,869
      26,500 H.J. Heinz Co. ...............................      1,055,031
                                                              ------------
                                                                 2,296,900
                                                              ------------

             Food -- Confectionary (0.1%):
      10,300 Hershey Foods Corp. ..........................        489,250
       8,600 Wm. Wrigley Jr. Co. ..........................        713,263
                                                              ------------
                                                                 1,202,513
                                                              ------------

             Food -- Diversified (1.0%):
      20,600 Bestfoods.....................................      1,082,788
      36,150 ConAgra, Inc. ................................        815,634
      22,600 General Mills, Inc. ..........................        807,950
      30,000 Kellogg Co. ..................................        924,375
      24,500 Nabisco Group Holdings........................        260,313
       9,900 Quaker Oats Co. ..............................        649,688
      23,940 Ralston Purina Group..........................        667,328
      66,900 Sara Lee Corp. ...............................      1,475,980
      42,335 Unilever NV...................................      2,304,611
                                                              ------------
                                                                 8,988,667
                                                              ------------

             Food -- Flour & Grain (0.1%):
      46,624 Archer-Daniels-Midland Co. ...................        568,230
                                                              ------------

             Food Items -- Wholesale (0.1%):
       9,000 SUPERVALU, Inc. ..............................        180,000
      24,500 Sysco Corp. ..................................        969,281
                                                              ------------
                                                                 1,149,281
                                                              ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Food Products (0.1%):
      37,500 Safeway, Inc.*......................................   $  1,333,594
                                                                    ------------

             Funeral Services (0.0%):
      20,500 Service Corp. International.........................        142,219
                                                                    ------------

             Gas & Electric Utility (0.1%):
      28,400 PG & E Corp. .......................................        582,200
                                                                    ------------

             Glass Products (0.3%):
      18,100 Corning, Inc. ......................................      2,333,769
                                                                    ------------

             Health Care (0.1%):
      20,927 McKesson HBOC, Inc. ................................        472,166
       5,100 Wellpoint Health Networks*..........................        336,281
                                                                    ------------
                                                                         808,447
                                                                    ------------

             Home Decoration Products (0.1%):
      14,800 Leggett & Platt, Incorporated.......................        317,275
      20,880 Newell Rubbermaid, Inc. ............................        605,520
                                                                    ------------
                                                                         922,795
                                                                    ------------
             Hotels & Lodging (0.1%):
      19,500 Hilton Hotels Corp. ................................        187,688
      18,400 Marriott International, Inc., Class A...............        580,750
                                                                    ------------
                                                                         768,438
                                                                    ------------

             Instruments -- Scientific (0.1%):
       3,400 Millipore Corp. ....................................        131,325
       7,500 PE Corp-PE Biosystems Group.........................        902,344
       3,500 PerkinElmer, Inc. ..................................        145,906
                                                                    ------------
                                                                       1,179,575
                                                                    ------------

             Insurance (0.1%):
      12,500 Cincinnati Financial Corp. .........................        389,844
       8,000 Loews Corp. ........................................        485,499
       5,500 Progressive Corp. ..................................        402,188
                                                                    ------------
                                                                       1,277,531
                                                                    ------------

             Insurance -- Accident & Health (0.1%):
      19,300 Aon Corp. ..........................................        772,000
                                                                    ------------

             Insurance -- Brokers (0.2%):
      19,550 Marsh & McLennan Cos., Inc. ........................      1,870,691
                                                                    ------------

             Insurance -- Life (0.5%):
      19,700 AFLAC, INC. ........................................        929,594
      18,398 American General Corp. .............................      1,395,949
      24,464 Conseco, Inc. ......................................        437,294
       7,825 Jefferson-Pilot Corp. ..............................        534,056
      10,100 Torchmark Corp. ....................................        293,531
      17,984 UNUM Corp. .........................................        576,612
                                                                    ------------
                                                                       4,167,036
                                                                    ------------

             Insurance -- Multi-Line (0.4%):
      10,670 Aetna, Inc. ........................................        595,519
      13,700 CIGNA Corp. ........................................      1,103,705

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                 Security                          Market
   Shares                       Description                        Value
   ------                       -----------                        ------

 COMMON STOCKS (continued)
             Insurance -- Multi-Line (continued)
      16,700 Hartford Financial Services Group, Inc. ........   $    791,163
       7,500 MBIA, Inc. .....................................        396,094
       8,200 MGIC Investment Corp. ..........................        493,538
                                                                ------------
                                                                   3,380,019
                                                                ------------

             Insurance -- Property & Casualty (1.7%):
      59,098 Allstate Corp. .................................      1,418,351
     114,592 American International Group, Inc. .............     12,390,259
      13,000 Chubb Corp. ....................................        732,063
      14,700 Lincoln National Corp. .........................        588,000
       9,700 Safeco Corp. ...................................        241,288
      16,434 St. Paul Cos., Inc. ............................        553,620
                                                                ------------
                                                                  15,923,581
                                                                ------------

             Internet Software (2.3%):
     164,200 America Online, Inc.*...........................     12,386,837
      19,450 Yahoo, Inc.*....................................      8,415,771
                                                                ------------
                                                                  20,802,608
                                                                ------------

             Leisure & Recreation Products (0.0%):
       7,100 Brunswick Corp. ................................        157,975
                                                                ------------
             Leisure & Recreation/Gaming (0.1%):
       9,800 Harrah's Entertainment, Inc.*...................        259,087
      15,400 Mirage Resorts, Inc.*...........................        235,813
                                                                ------------
                                                                     494,900
                                                                ------------

             Machine Tools & Related Products (0.0%):
       6,600 The Black & Decker Corp. .......................        344,850
                                                                ------------

             Machinery & Equipment (0.0%):
       2,800 Milacron, Inc. .................................         43,050
                                                                ------------

             Machinery -- Construction/Mining (0.2%):
      26,300 Caterpillar, Inc. ..............................      1,237,743
      12,250 Ingersoll-Rand Co. .............................        674,516
                                                                ------------
                                                                   1,912,259
                                                                ------------

             Machinery -- Electrical (0.2%):
      32,200 Emerson Electric Co. ...........................      1,847,475
       7,000 W.W. Grainger, Inc. ............................        334,688
                                                                ------------
                                                                   2,182,163
                                                                ------------

             Machinery -- Farm (0.1%):
       1,800 Briggs & Stratton Corp. ........................         96,525
      17,500 Deere & Co. ....................................        759,063
                                                                ------------
                                                                     855,588
                                                                ------------
             Machinery -- General Industrial (0.3%):
       7,100 Cooper Industries, Inc. ........................        287,106
      15,400 Dover Corp. ....................................        698,775
      22,200 Illinois Tool Works, Inc. ......................      1,499,888
       8,225 Parker Hannifin Corp. ..........................        422,045
                                                                ------------
                                                                   2,907,814
                                                                ------------

                                 Security                          Market
   Shares                       Description                        Value
   ------                       -----------                        ------

 COMMON STOCKS (continued)
             Machinery -- Material Handling (0.0%):
         600 Nacco Industries, Inc. .........................   $     33,338
                                                                ------------
             Machinery -- Thermal Processor (0.0%):
      11,900 Thermo Electron Corp.*..........................        178,500
                                                                ------------

             Media Conglomerates (1.6%):
      95,720 Time Warner, Inc. ..............................      6,933,717
      51,600 Viacom, Inc., Class B*..........................      3,118,575
     150,050 Walt Disney Co. ................................      4,388,962
                                                                ------------
                                                                  14,441,254
                                                                ------------

             Medical -- Biomedical/Genetic (0.5%):
      75,500 Amgen, Inc.*....................................      4,534,719
                                                                ------------

             Medical -- Drugs (6.1%):
     112,600 Abbott Laboratories.............................      4,088,788
       7,600 ALZA Corp.*.....................................        263,150
      96,700 American Home Products Corp. ...................      3,813,606
     146,100 Bristol-Myers Squibb Co. .......................      9,377,793
      80,900 Eli Lilly & Co. ................................      5,379,850
     170,750 Merck & Co., Inc. ..............................     11,450,921
     285,200 Pfizer, Inc. ...................................      9,251,175
      37,530 Pharmacia & Upjohn, Inc. .......................      1,688,850
     108,700 Schering-Plough Corp. ..........................      4,585,781
      63,300 Warner-Lambert Co. .............................      5,186,644
       7,200 Watson Pharmaceutical, Inc.*....................        257,850
                                                                ------------
                                                                  55,344,408
                                                                ------------

             Medical -- Health Medical Organization (0.1%):
      12,700 Humana, Inc.*...................................        103,981
      12,800 United Healthcare Corp. ........................        680,000
                                                                ------------
                                                                     783,981
                                                                ------------

             Medical -- Hospital (0.2%):
      41,749 Columbia HCA Healthcare Corp. ..................      1,223,768
      23,500 Tenet Healthcare Corp.*.........................        552,250
                                                                ------------
                                                                   1,776,018
                                                                ------------

             Medical -- Nursing Homes (0.0%):
       8,400 Manor Care, Inc.*...............................        134,400
                                                                ------------

             Medical -- Outpatient/Home Care (0.0%):
      31,300 HEALTH SOUTH Corp.*.............................        168,238
                                                                ------------

             Medical -- Wholesale Drug (0.1%):
      20,200 Cardinal Health, Inc. ..........................        967,075
                                                                ------------

             Medical Instruments (0.4%):
       8,500 Biomet, Inc. ...................................        340,000
      86,800 Medtronic, Inc. ................................      3,162,775
       6,400 St. Jude Medical, Inc.*.........................        196,400
                                                                ------------
                                                                   3,699,175
                                                                ------------

             Medical Products (0.4%):
      10,000 Allergan, Inc. .................................        497,500
      21,500 Baxter International, Inc. .....................      1,350,468

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Medical Products (continued)
      29,900 Boston Scientific Corp.*..........................   $    654,063
      22,400 Guidant Corp.*....................................      1,052,800
       5,500 Mallinckrodt, Inc. ...............................        174,969
                                                                  ------------
                                                                     3,729,800
                                                                  ------------

             Medical/Dental Supplies (1.1%):
       4,300 Bausch & Lomb, Inc. ..............................        294,281
      18,900 Becton, Dickinson & Co. ..........................        505,575
       3,900 C.R. Bard, Inc. ..................................        206,700
     102,100 Johnson & Johnson.................................      9,508,063
                                                                  ------------
                                                                    10,514,619
                                                                  ------------

             Metal -- Gold (0.1%):
      29,400 Barrick Gold Corp. ...............................        520,012
      19,600 Homestake Mining Co. .............................        153,125
      12,615 Newmont Mining Corp. .............................        309,068
      24,600 Placer Dome, Inc. ................................        264,450
                                                                  ------------
                                                                     1,246,655
                                                                  ------------

             Metal -- Miscellaneous (0.0%):
      14,500 Inco, Ltd.*.......................................        340,750
                                                                  ------------
             Metal -- Non-Ferrous (0.1%):
      17,050 Alcan Aluminum, Ltd. .............................        702,246
      12,300 Freeport-McMoran Copper & Gold, Inc., Class B*....        259,838
       4,700 Reynolds Metals Co. ..............................        360,138
                                                                  ------------
                                                                     1,322,222
                                                                  ------------

             Metal -- Processing & Fabrication (0.0%):
       4,700 Timken Co.........................................         96,056
       6,925 Worthington Industries, Inc.......................        114,696
                                                                  ------------
                                                                       210,752
                                                                  ------------

             Metals (0.3%):
      27,100 Alcoa, Inc........................................      2,249,300
       5,217 Phelps Dodge Corp.................................        350,191
                                                                  ------------
                                                                     2,599,491
                                                                  ------------
             Multimedia (0.4%):
      56,374 CBS Corp.*........................................      3,604,413
                                                                  ------------
             Non-Hazardous Waste Disposal (0.0%):
      13,000 Allied Waste Industries, Inc.*....................        114,563
                                                                  ------------

             Office Automation & Equipment (0.2%):
      11,244 IKON Office Solutions, Inc........................         76,600
      19,800 Pitney Bowes, Inc.................................        956,588
      49,034 Xerox Corp........................................      1,112,458
                                                                  ------------
                                                                     2,145,646
                                                                  ------------

             Office Supplies & Forms (0.1%):
       8,300 Avery Dennison Corp...............................        604,863
       5,900 Deluxe Corp.......................................        161,881
                                                                  ------------
                                                                       766,744
                                                                  ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Oil & Gas (0.2%):
       9,100 Anadarko Petroleum Corp.............................   $    310,538
       8,400 Apache Corp.........................................        310,275
      46,386 Conoco, Inc., Class B...............................      1,153,851
       3,000 Transocean Offshore Inc. Caymon*....................         98,813
       7,841 Transocean Sedco Forex, Inc.........................        264,133
                                                                    ------------
                                                                       2,137,610
                                                                    ------------

             Oil & Gas -- Drilling (0.0%):
       6,600 Rowan Cos., Inc.*...................................        143,138
                                                                    ------------

             Oil -- Field Services (0.4%):
      32,700 Halliburton Co......................................      1,316,175
      40,500 Schlumberger, Ltd...................................      2,278,125
                                                                    ------------
                                                                       3,594,300
                                                                    ------------

             Oil -- International Integrated (4.0%):
      48,500 Chevron Corp........................................      4,201,313
     254,170 Exxon Mobil Corp....................................     20,476,569
     158,000 Royal Dutch Petroleum Co., ADR......................      9,549,125
      40,900 Texaco, Inc.........................................      2,221,381
                                                                    ------------
                                                                      36,448,388
                                                                    ------------

             Oil -- Production/Pipeline (0.4%):
      16,100 Coastal Corp........................................        570,544
       6,250 Columbia Gas System, Inc............................        395,313
      52,800 Enron Corp..........................................      2,342,999
                                                                    ------------
                                                                       3,308,856
                                                                    ------------

             Oil -- U.S. Exploration & Production (0.1%):
      16,365 Burlington Resources, Inc...........................        541,068
      19,023 Union Pacific Resources Group, Inc..................        242,543
                                                                    ------------
                                                                         783,611
                                                                    ------------

             Oil -- U.S. Integrated (0.6%):
       6,800 Amerada Hess Corp...................................        385,900
      23,900 Atlantic Richfield Co...............................      2,067,349
       6,473 Kerr-Mcgee Corp.....................................        401,326
      26,300 Occidental Petroleum Corp...........................        568,738
      18,700 Phillips Petroleum Co...............................        878,900
      17,900 Unocal Corp.........................................        600,769
      22,800 USX-Marathon Group..................................        562,875
                                                                    ------------
                                                                       5,465,857
                                                                    ------------

             Oil Field Machinery & Equipment (0.1%):
      24,680 Baker Hughes, Inc...................................        519,823
       4,500 McDermott International, Inc........................         40,781
                                                                    ------------
                                                                         560,604
                                                                    ------------

             Oil Refining (0.1%):
       5,500 Ashland, Inc........................................        181,156
       6,874 Sunoco, Inc.........................................        161,539
      11,500 Tosco Corp..........................................        312,657
                                                                    ------------
                                                                         655,352
                                                                    ------------

                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Paints & Related Products (0.0%):
      12,800 Sherwin-Williams Co.................................   $    268,800
                                                                    ------------

             Paper & Related Products (0.5%):
       4,408 Boise Cascade Corp..................................        178,524
       7,200 Champion International Co...........................        445,950
      16,700 Fort James Corp.....................................        457,163
      12,500 Georgia Pacific Corp. ..............................        634,374
      30,644 International Paper Co..............................      1,729,470
       7,700 Mead Corp...........................................        334,469
       2,200 Potlatch Corp.......................................         98,175
       4,200 Temple-Inland, Inc..................................        276,938
       7,550 Westvaco Corp.......................................        246,319
       8,400 Williamette Industries, Inc.........................        390,075
                                                                    ------------
                                                                       4,791,457
                                                                    ------------

             Photography (0.2%):
      23,400 Eastman Kodak Co. ..................................      1,550,250
       3,289 Polaroid Corp.......................................         61,874
                                                                    ------------
                                                                       1,612,124
                                                                    ------------

             Pipelines (0.2%):
       7,200 Consolidated Natural Gas Co.........................        467,550
      17,200 El Paso Energy Corporation..........................        667,575
      32,100 The Williams Companies, Inc. .......................        981,056
                                                                    ------------
                                                                       2,116,181
                                                                    ------------

             Pollution Control (0.1%):
       9,399 Pall Corp. .........................................        202,666
      46,042 Waste Management, Inc. .............................        791,347
                                                                    ------------
                                                                         994,013
                                                                    ------------

             Printers & Related Products (0.1%):
       9,500 Lexmark International Group, Inc.*..................        859,750
                                                                    ------------

             Printing & Publishing (0.0%):
      12,365 Dun & Bradstreet Corp. .............................        364,768
                                                                    ------------

             Printing -- Commercial (0.0%):
       9,900 R.R. Donnelley & Sons Co. ..........................        245,644
                                                                    ------------

             Protection -- Safety (0.5%):
     121,820 Tyco International, Ltd. ...........................      4,735,753
                                                                    ------------

             Publishing -- Books (0.1%):
      14,600 McGraw-Hill Cos., Inc. .............................        899,725
                                                                    ------------

             Publishing -- Newspapers (0.5%):
       6,600 Dow Jones & Co. ....................................        448,800
      20,700 Gannett, Inc. ......................................      1,688,344
       6,100 Knight-Ridder, Inc. ................................        362,950
      13,200 New York Times Co. .................................        648,450
       4,400 Times Mirror Co. ...................................        294,800
      17,500 Tribune Co. ........................................        963,594
                                                                    ------------
                                                                       4,406,938
                                                                    ------------

                                   Security                            Market
   Shares                         Description                          Value
   ------                         -----------                          ------

 COMMON STOCKS (continued)
             Publishing -- Periodicals (0.0%):
       3,900 Meredith Corp. .....................................   $    162,581
                                                                    ------------

             Restaurants (0.5%):
      10,100 Darden Restaurants, Inc. ...........................        183,063
     100,300 McDonald's Corp. ...................................      4,043,343
      11,610 Tricon Global Restaurants*..........................        448,436
       9,300 Wendy's International, Inc. ........................        191,813
                                                                    ------------
                                                                       4,866,655
                                                                    ------------

             Retail (0.3%):
      10,500 Bed Bath & Beyond, Inc.*............................        364,875
      15,000 Best Buy Co.*.......................................        752,813
       8,600 Consolidated Stores*................................        139,750
      16,687 Dollar General Corp. ...............................        379,629
      12,000 Kohl's Corp.*.......................................        866,250
      34,400 Staples, Inc.*......................................        713,800
                                                                    ------------
                                                                       3,217,117
                                                                    ------------
             Retail -- Apparel/Shoes (0.5%):
      63,437 Gap, Inc. ..........................................      2,918,103
      16,078 Limited, Inc. ......................................        696,378
      10,700 Nordstrom, Inc. ....................................        280,206
      23,500 TJX Companies, Inc. ................................        480,281
                                                                    ------------
                                                                       4,374,968
                                                                    ------------

             Retail -- Consumer Electronics (0.1%):
      14,900 Circuit City Stores, Inc. ..........................        671,431
                                                                    ------------

             Retail -- Discount (2.8%):
      32,700 Dayton-Hudson Corp. ................................      2,401,406
      37,400 Kmart Corp.*........................................        376,338
      18,750 Toys 'R' Us, Inc.*..................................        268,359
     327,150 Wal-Mart Stores, Inc. ..............................     22,614,243
                                                                    ------------
                                                                      25,660,346
                                                                    ------------

             Retail -- Drug Store (0.4%):
      29,000 CVS Corp. ..........................................      1,158,188
       3,000 Longs Drug Stores Corp. ............................         77,438
       7,600 Rite Aid Corp. .....................................         85,025
      74,300 Walgreen Co. .......................................      2,173,274
                                                                    ------------
                                                                       3,493,925
                                                                    ------------

             Retail -- Major Department Stores (0.2%):
       5,516 Harcourt General, Inc. .............................        222,019
      19,900 J.C. Penney, Inc. ..................................        396,756
      24,700 May Department Stores Co. ..........................        796,575
      28,175 Sears, Roebuck & Co. ...............................        857,577
                                                                    ------------
                                                                       2,272,927
                                                                    ------------

             Retail -- Regional Department Stores (0.1%):
       8,100 Dillards Department Stores, Inc. ...................        163,519
      15,400 Federated Department Stores, Inc.*..................        778,662
                                                                    ------------
                                                                         942,181
                                                                    ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

                                 Security                          Market
   Shares                       Description                        Value
   ------                       -----------                        ------

 COMMON STOCKS (continued)
             Retail -- Supermarkets (0.3%):
      31,097 Albertson's, Inc. ..............................   $  1,002,878
       2,900 Great Atlantic & Pacific Tea Co., Inc. .........         80,838
      61,400 Kroger Co.*.....................................      1,158,925
      11,200 Winn-Dixie Stores, Inc. ........................        268,100
                                                                ------------
                                                                   2,510,741
                                                                ------------

             Retail/Wholesale -- Auto Parts (0.0%):
      11,300 AutoZone, Inc.*.................................        365,131
       4,200 Pep Boys-Manny, Moe & Jack......................         38,325
                                                                ------------
                                                                     403,456
                                                                ------------

             Retail/Wholesale -- Computers (0.1%):
      14,256 Tandy Corp. ....................................        701,217
                                                                ------------

             Rubber -- Tires (0.1%):
       5,700 Cooper Tire & Rubber Co. .......................         88,706
      11,800 Goodyear Tire & Rubber Co. .....................        332,613
       8,300 The B.F. Goodrich Co. ..........................        228,250
                                                                ------------
                                                                     649,569
                                                                ------------

             Shoes & Related Apparel (0.1%):
      20,800 Nike, Inc., Class B.............................      1,030,900
       4,600 Reebok International Ltd.*......................         37,663
                                                                ------------
                                                                   1,068,563
                                                                ------------

             Soap & Cleaning Preparations (1.5%):
      17,500 Clorox, Inc. ...................................        881,563
      43,100 Colgate-Palmolive Co. ..........................      2,801,500
      96,500 Procter & Gamble Co. ...........................     10,572,780
                                                                ------------
                                                                  14,255,843
                                                                ------------

             Steel -- Producers (0.1%):
      10,500 Bethlehem Steel Corp.*..........................         87,938
       6,600 Nucor Corp. ....................................        361,762
       6,640 USX-U.S. Steel Group............................        219,120
                                                                ------------
                                                                     668,820
                                                                ------------

             Technology (0.3%):
      10,200 ADC Telecommunications, Inc.*...................        740,138
      17,800 BMC Software, Inc.*.............................      1,422,887
      18,200 Peoplesoft, Inc.*...............................        387,888
                                                                ------------
                                                                   2,550,913
                                                                ------------

             Technology -- Software (0.0%):
       4,700 AutoDesk, Inc. .................................        158,625
                                                                ------------

             Telecom Equipment (0.9%):
      48,800 QUALCOMM, Inc.*.................................      8,601,000
                                                                ------------

             Telecommunications (0.4%):
      32,500 Sprint Corp., PCS Group*........................      3,331,250
                                                                ------------

             Telecommunications -- Equipment (4.2%):
       7,260 Allegheny Technologies Inc. ....................        162,896
       6,555 Andrew Corp.*...................................        124,135
       5,300 Comverse Technology, Inc.*......................        767,175

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Telecommunications -- Equipment (continued)
      12,800 General Instrument Corp.*.........................   $  1,088,000
     230,637 Lucent Technologies, Inc. ........................     17,254,530
      44,900 Motorola, Inc. ...................................      6,611,525
      98,200 Nortel Networks Corp. ............................      9,918,200
       5,600 Scientific-Atlanta, Inc. .........................        311,500
      29,000 Tellabs, Inc.*....................................      1,861,438
                                                                  ------------
                                                                    38,099,399
                                                                  ------------

             Telecommunications -- Services and
             Equipment (0.7%):
      10,500 CenturyTel, Inc. .................................        497,438
      56,855 Global Crossing, Ltd*.............................      2,842,750
      26,800 Nextel Communications, Inc, Class A*..............      2,763,750
                                                                  ------------
                                                                     6,103,938
                                                                  ------------

             Textile -- Apparel (0.1%):
       4,500 Liz Claiborne, Inc. ..............................        169,313
       2,900 Russell Corp. ....................................         48,575
       9,100 VF Corp. .........................................        273,000
                                                                  ------------
                                                                       490,888
                                                                  ------------

             Textile -- Home Furnishings (0.0%):
       1,300 Springs Industries, Inc. .........................         51,919
                                                                  ------------

             Tobacco (0.5%):
      12,600 Fortune Brands, Inc. .............................        416,588
     174,000 Philip Morris Cos., Inc. .........................      4,034,624
      12,900 U.S.T., Inc. .....................................        324,919
                                                                  ------------
                                                                     4,776,131
                                                                  ------------

             Tools -- Hand Held (0.0%):
       5,050 Snap-On, Inc. ....................................        134,141
       6,900 The Stanley Works.................................        207,862
                                                                  ------------
                                                                       342,003
                                                                  ------------

             Toys/Game/Hobby (0.1%):
      14,800 Hasbro, Inc. .....................................        282,125
      31,447 Mattel, Inc. .....................................        412,742
                                                                  ------------
                                                                       694,867
                                                                  ------------

             Transportation (0.1%):
       8,300 Kansas City Southern Industries, Inc. ............        619,388
                                                                  ------------

             Transportation -- Air Freight (0.1%):
      22,020 FDX Corp.*........................................        901,444
                                                                  ------------

             Transportation -- Airline (0.2%):
      11,100 AMR Corp.*........................................        743,699
      10,600 Delta Air Lines, Inc. ............................        528,013
      38,037 Southwest Airlines Co. ...........................        615,724
       5,600 US Airways Group, Inc.*...........................        179,550
                                                                  ------------
                                                                     2,066,986
                                                                  ------------

             Transportation -- Equipment & Leasing (0.0%):
       5,300 Ryder Systems, Inc. ..............................        129,519
                                                                  ------------


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

                                  Security                           Market
   Shares                        Description                         Value
   ------                        -----------                         ------

 COMMON STOCKS (continued)
             Transportation -- Railroad (0.3%):
      34,400 Burlington Northern Santa Fe Corp. ...............   $    834,200
      16,408 CSX Corp. ........................................        514,801
      28,700 Norfolk Southern Corp. ...........................        588,350
      18,300 Union Pacific Corp. ..............................        798,338
                                                                  ------------
                                                                     2,735,689
                                                                  ------------

             Utilities (0.1%):
       8,900 CMS Energy Corp. .................................        277,569
       7,400 Florida Progress Corp. ...........................        313,112
       6,400 Pinnacle West Capital Corp. ......................        195,600
                                                                  ------------
                                                                       786,281
                                                                  ------------

             Utilities -- Electric Power (1.3%):
      10,400 Ameren Corp. .....................................        340,600
      14,600 American Electric Power Co. ......................        469,025
      12,100 Carolina Power & Light Co. .......................        368,294
      16,100 Central & South West Corp. .......................        322,000
      12,035 CINergy Corp. ....................................        290,344
      16,400 Consolidated Edison, Inc. ........................        565,800
      11,300 Constellation Energy Group........................        327,700
      11,000 Detroit Edison Co.................................        345,125
      14,450 Dominion Resources, Inc. .........................        567,163
      27,006 Duke Energy Corp. ................................      1,353,675
      25,700 Edison International..............................        673,019
      18,600 Entergy Corp. ....................................        478,950
      17,700 First Energy Corp. ...............................        401,569
      13,300 Florida Power & Light, Inc. ......................        569,406
       9,500 General Public Utilities Corp. ...................        284,406
       8,700 New Century Energies Inc. ........................        264,263
      11,600 Northern States Power Co. ........................        226,200
      13,800 Peco Energy Corp. ................................        479,550
      11,900 PP&L Resources, Inc. .............................        272,213
      16,200 Public Service Enterprise Group, Inc. ............        563,963
      22,344 Reliant Energy, Inc. .............................        511,119
      50,600 Southern Co. .....................................      1,189,099
      20,470 Texas Utilities Co. ..............................        727,964
      16,400 Unicom Corp. .....................................        549,400
                                                                  ------------
                                                                    12,140,847
                                                                  ------------

             Utilities -- Gas Distribution (0.1%):
       1,700 Eastern Enterprises...............................         97,644
       3,700 NICOR, Inc. ......................................        120,250
       2,400 ONEOK, Inc. ......................................         60,300
       2,700 People's Energy Corp. ............................         90,450
      18,125 Sempra Energy.....................................        314,922
                                                                  ------------
                                                                       683,566
                                                                  ------------

             Utilities -- Telephone (6.9%):
      22,600 Alltel Corp. .....................................      1,868,738
     235,351 AT&T Corp. .......................................     11,944,062
     114,940 Bell Atlantic Corp. ..............................      7,075,994
     137,200 BellSouth Corp. ..................................      6,422,675
      72,600 GTE Corp. ........................................      5,122,838
     208,798 MCI Worldcom, Inc.*...............................     11,079,370
     250,996 SBC Communications, Inc. .........................     12,236,054
      64,200 Sprint Corp. .....................................      4,321,463

  Shares or
  Principal            Security               Market
   Amount            Description              Value
  ---------          -----------              ------

 COMMON STOCKS (continued)
             Utilities -- Telephone (continued)
      37,360 US West, Inc. .............   $  2,689,920
                                           ------------
                                             62,761,114
                                           ------------
             Total Common Stocks........    908,843,437
                                           ------------

 INVESTMENT COMPANIES (1.6%):
     450,264 Dreyfus Cash Management
             Money Market Fund..........        450,264
  14,344,670 Federated Prime Value
             Obligations Money Market
             Fund.......................     14,344,670
                                           ------------
             Total Investment
             Companies..................     14,794,934
                                           ------------


 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES
 LENDING COLLATERAL (3.1%):
             Certificate of Deposit (0.1%):
 $   515,000 Bank One Corp., 6.02%,
             2/22/00....................        510,931
                                           ------------

             Commercial Paper (0.9%):
             Beverages -- Non-Alcoholic (0.1%):
     750,000 Coca-Cola Co., 6.08%,
             1/28/00....................        746,646
                                           ------------
             Chemical -- Diversified (0.1%):
   1,000,000 DuPont, 6.11%, 2/8/00......        993,762
                                           ------------
             Diversified Financial Services (0.1%):
   1,000,000 Citigroup, 6.48%, 1/24/00..        996,161
                                           ------------
             Finance (0.2%):
     499,507 Ford Motor Credit Corp.,
             5.95%, 1/7/00..............        499,507
   1,000,000 General Electric Capital
             Corp., 6.28%, 1/14/00......        997,752
     500,000 General Motors Acceptance
             Corp., 6.34%, 1/18/00......        498,407
                                           ------------
                                              1,995,666
                                           ------------
             Food -- Canned (0.1%):
   1,000,000 H.J. Heinz Co., 6.05%,
             1/13/00....................        997,912
                                           ------------
             Medical -- Drugs (0.1%):
     700,000 Abbott Laboratories, 6.43%,
             1/14/00....................        698,194
                                           ------------
             Multi-Media (0.1%):
   1,000,000 McGraw-Hill, 6.12%,
             2/29/00....................        990,344
                                           ------------
             Oil Comp-Intergrated (0.1%):
     500,000 Mobil Corp., 6.04%,
             1/28/00....................        497,764
                                           ------------
                                              7,916,449
                                           ------------
             Repurchase Agreements (1.4%):
   5,014,557 Donaldson Lufkin &
             Jenrette, 4.00%, 1/3/00
             (Collateralized by
             $7,334,494 various
             Government Agency
             Securities, 6.00%-8.50%,
             1/15/24-3/15/38, market
             value $5,084,542).............   5,014,557


                                   Continued

                                  Index Equity Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
             Repurchase Agreements (continued)
 $ 4,788,836 Prudential Securities, 3.68%, 1/3/00
             (Collateralized by $9,846,940 various Government
             Agency Securities, 5.00%-7.50%, 1/15/24-9/20/29,
             market value $4,856,735)...........................   $  4,788,836
   4,500,531 Salomon Smith Barney, 4.25%, 1/3/00 (Collateralized
             by $9,152,283 various Government Agency Securities,
             6.00%-9.50%, 4/15/18-12/15/29, market value
             $4,562,951)........................................      4,500,531
                                                                   ------------
                                                                     14,303,924
                                                                   ------------

             Time Deposits (0.7%):
             Foreign Banking (0.7%):
   1,250,174 Comerica Cayman, 5.00%, 1/3/00.....................      1,250,174
   1,250,217 Credit Suisse-First Boston Cayman,
             6.25%, 1/3/00......................................      1,250,217
   1,250,174 National Westminster BK PLC Nassau, 5.00%, 1/3/00..      1,250,174
   1,250,365 Societe Generale Cayman, 10.50%, 1/3/00............      1,250,365
   1,250,174 Union Bank of Switzerland Cayman, 5.00%, 1/3/00....      1,250,174
                                                                   ------------
                                                                      6,251,104
                                                                   ------------

             Total Short-Term Securities Purchased With
             Securities Lending Collateral......................     28,982,408
                                                                   ------------
 Total Investments
 (Cost $473,166,953) (a) -- 103.1%...............................   952,620,779
 Liabilities in excess of other assets -- (3.1)%.................  (29,005,123)
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $923,615,656
                                                                   ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $1,897,339. Cost for Federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $503,615,491
   Unrealized depreciation........................................  (26,059,004)
                                                                   ------------
   Net unrealized appreciation.................................... $477,556,487
                                                                   ============

(b) Part of this security has been deposited as initial margin on open futures contracts.
(c)   Investment in affiliate.
 *    Non-income producing security.
ADR -- American Depositary Receipt
NV -- Naamloze Vennootschap (Dutch Corporation)
PLC -- Public Limited Company (British)

At December 31, 1999, the Fund's open long futures contracts were as follows:

                                                         Unrealized
  # of             Opening             Notional         Appreciation         Market
Contracts       Contract Type           Amount           on Futures           Value
---------       -------------          --------         ------------         ------
    38        Standard & Poor's       $13,717,218         $382,682         $14,099,900
                500, 3/16/00

                       See Notes to Financial Statements.

                                  Short Term Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999


  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 CORPORATE NOTES & BONDS (61.4%):
             Aerospace (3.4%):
  $6,000,000 Boeing Capital Corp., 6.83%, 5/21/01...............   $  5,962,500
                                                                   ------------

             Asset Backed Security (2.7%):
   4,794,499 Premier Auto Trust, 5.28%, 11/8/01.................      4,777,190
                                                                   ------------

             Banking (11.6%):
   5,000,000 ABN Amro Bank, 6.63%, 10/31/01.....................      4,954,290
   5,000,000 Bankers Trust Corp., 5.85%, 5/11/00................      4,987,500
   3,000,000 Bear Stearns Co., 6.45%, 8/1/02....................      2,940,000
   4,000,000 First of America, 8.50%, 2/1/04....................      4,210,000
   3,500,000 Marshall & Ilsley Corp., 6.38%, 7/15/03............      3,425,625
                                                                   ------------
                                                                     20,517,415
                                                                   ------------

             Brokers (6.2%):
   5,000,000 Merrill Lynch & Co., Inc., 6.64%, 9/19/02..........      4,943,750
   6,000,000 Morgan Stanley Group, Inc., 6.50%, 3/30/01.........      5,970,000
                                                                   ------------
                                                                     10,913,750
                                                                   ------------

             Cable Television (2.9%):
   5,000,000 Tele-Commun Inc., 8.25%, 1/15/03...................      5,143,750
                                                                   ------------

             Diversified (1.7%):
   3,000,000 Tyco International Group SA, 6.88%, 9/5/02 (b).....      2,951,250
                                                                   ------------

             Finance (26.5%):
   5,000,000 Aristar, Inc., 6.00%, 8/1/01.......................      4,912,500
   5,000,000 Associates Corp., 5.50%, 2/15/02...................      4,850,000
   4,000,000 Beneficial Corp., 6.28%, 1/15/02...................      3,925,000
   2,500,000 CIT Group, Inc., 5.92%, 1/15/03....................      2,412,500
   5,000,000 Ford Motor Credit Corp., 7.50%, 1/15/03............      5,043,750
   5,000,000 General Electric Capital Corp., Series A, 6.33%,
             9/17/01............................................      4,956,250
   3,000,000 General Motors Acceptance Corp., 6.80%, 5/22/01....      2,992,500
   4,000,000 Household Netherlands BV, 6.20%, 12/1/03...........      3,840,000
   5,000,000 MCN Investment Corp., 6.89%, 1/16/02...............      4,943,750
   5,000,000 Norwest Financial, Inc., 7.88%, 2/15/02............      5,081,251
   1,500,000 Transamerica Financial Corp., 6.13%, 11/1/01.......      1,475,625
   2,500,000 Transamerica Financial Corp., 7.25%, 8/15/02.......      2,503,125
                                                                   ------------
                                                                     46,936,251
                                                                   ------------

             Financial -- Consumer Loans (2.8%):
   5,000,000 Chase Manhattan Credit Card Master Trust, 7.04%,
             2/15/05............................................      5,036,000
                                                                   ------------

  Shares or
  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 CORPORATE NOTES & BONDS (continued):
             Industrial Goods & Services (3.6%):
 $ 4,375,000 Enron Corp., 6.45%, 11/15/01.......................   $  4,331,250
   2,000,000 Monsanto Co., 5.38%, 12/1/01 (b)...................      1,945,000
                                                                   ------------
                                                                      6,276,250
                                                                   ------------
             Total Corporate Notes & Bonds......................    108,514,356
                                                                   ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (8.3%):
             Freddie Mac (8.3%):
   5,000,000 5.00%, 2/15/01.....................................      4,924,800
   5,000,000 5.75%, 6/15/01.....................................      4,952,750
   5,000,000 5.75%, 7/15/03.....................................      4,843,450
                                                                   ------------
             Total U.S. Government Agency Obligations...........     14,721,000
                                                                   ------------

 U.S. GOVERNMENT OBLIGATIONS (23.2%):
             U.S. Treasury Notes (23.2%):
   8,000,000 6.00%, 8/15/00.....................................      8,005,040
   5,000,000 6.25%, 4/30/01.....................................      5,003,200
   8,250,000 6.63%, 7/31/01.....................................      8,298,840
  10,000,000 6.25%, 6/30/02.....................................      9,993,100
   9,400,000 7.25%, 5/15/04.....................................      9,678,710
                                                                   ------------
             Total U.S. Government Obligations..................     40,978,890
                                                                   ------------

 U.S. TREASURY INFLATION PROTECTION BONDS (3.5%):
   6,301,020 Treasury Inflation Protection, 3.63%, 7/15/02......      6,236,119
                                                                   ------------
             Total U.S. Treasury Inflation Protection Bonds.....      6,236,119
                                                                   ------------

 INVESTMENT COMPANIES (1.9%):
   1,394,481 Dreyfus Cash Management Money Market Fund..........      1,394,481
   2,026,199 Federated Prime Value Obligations Money Market
             Fund...............................................      2,026,198
                                                                   ------------
             Total Investment Companies.........................      3,420,679
                                                                   ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (8.5%):
             Commercial Paper (2.5%):
             Banking (0.4%):
    $750,000 Deutsche Bank Financial Inc., 6.02%, 2/1/00........        746,170
                                                                   ------------

             Diversified Financial Services (0.8%):
     750,000 General Electric Capital Corp., 6.00%, 2/7/00......        745,349
     750,000 National Australia Funding Inc., 6.02%, 2/4/00.....        745,807
                                                                   ------------
                                                                      1,491,156
                                                                   ------------

             Finance (0.3%):
     500,000 General Motors Acceptance Corp., 6.34%, 1/18/00....        498,407
                                                                   ------------


                                   Continued

                                  Short Term Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
             Food -- Canned (0.3%):
 $   500,000 H.J. Heinz Co., 6.05%, 1/13/00.....................   $    498,956
                                                                   ------------

             Oil Comp -- Intergrated (0.3%):
     500,000 Mobil Corp., 6.04%, 1/28/00........................        497,764
                                                                   ------------

             Telecommunications (0.4%):
     750,000 Bell South Telecommunications, 5.92%, 2/11/00......        744,957
                                                                   ------------
                                                                      4,477,410
                                                                   ------------

             Repurchase Agreements (4.6%):
   2,250,250 Donaldson Lufkin & Jenrette, 4.00%, 1/3/00
             (Collateralized by $3,291,307 various Government
             Agency Securities, 6.00%-8.50%, 1/15/24-3/15/38,
             market value $2,281,655)...........................      2,250,250
   3,499,072 Prudential Securities Inc., 3.68%, 1/4/00
             (Collateralized by $7,194,891 various Government
             Agency Securities, 5.00%-7.50%, 11/15/24-9/20/29,
             market value $3,548,683)...........................      3,499,072
   2,287,270 Salomon Smith Barney, 4.25%, 1/3/00 (Collateralized
             by $4,651,393 various Government Agency Securities,
             6.00%-9.50%, 4/15/18-12/15/29, market value
             $2,318,993)........................................      2,287,270
                                                                   ------------
                                                                      8,036,592
                                                                   ------------

             Time Deposits (1.4%):
             Foreign Banking (1.4%):
     500,069 Comerica Cayman, 5.00%, 1/3/00.....................        500,069
     500,087 Credit Suisse-First Boston Cayman, 6.25%, 1/3/00...        500,087
     500,069 National Westminster BK PLC Nassau, 5.00%, 1/3/00..        500,069
     500,146 Societe Generale Cayman, 10.50%, 1/3/00............        500,146
     500,069 Union Bank of Switzerland Cayman, 5.00%, 1/3/00....        500,069
                                                                   ------------
                                                                      2,500,440
                                                                   ------------
             Total Short-Term Securities Purchased with
             Securities Lending Collateral......................     15,014,442
                                                                   ------------
 Total Investments (Cost $192,266,232) (a) -- 106.8%.............   188,885,486
                                                                   ------------
 Liabilities in excess of other assets -- (6.8)%.................  (12,108,294)
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $176,777,192
                                                                   ============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $60,547. Cost for Federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....................................... $     24,658
   Unrealized depreciation.......................................   (3,465,951)
                                                                  ------------
   Net unrealized depreciation................................... $ (3,441,293)
                                                                  ============

(b) 144a security which is restricted as to resale to institutional investors. This Security has been determined to be liquid by procedures approved by the Board of Trustees.
PLC -- Public Limited Company (British)

                       See Notes to Financial Statements.

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

  Principal                       Security                            Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 COMMERCIAL PAPER (8.4%):
             Finance (3.5%):
             Diversified Financial Services (3.5%):
 $30,000,000 General Electric Capital Corp., 4.91%, 1/24/00....   $   29,877,333
                                                                  --------------


             Oil & Gas (4.9%):
  42,000,000 Mobil Corp., 6.35%, 1/19/00.......................       41,899,620
                                                                  --------------
             Total Commercial Paper............................       71,776,953
                                                                  --------------

 CORPORATE NOTES & BONDS (34.6%):

             Banking (9.6%):
   5,000,000 ABN-Amro Bank NV (Chicago), 7.25%, 5/31/05........        4,925,000
   8,000,000 Bank America, 5.88%, 2/15/09......................        7,120,000
   6,000,000 Bank of Montreal-Chicago, 7.80%, 4/1/07...........        6,037,500
  10,000,000 BB&T Corp., 7.25%, 6/15/07........................        9,762,500
  10,000,000 Chase Manhattan Corp., 6.75%, 9/15/06.............        9,637,500
   5,000,000 J.P. Morgan & Co., 7.63%, 9/15/04.................        5,050,000
   5,270,000 Keycorp, 6.75%, 3/15/06...........................        4,980,150
   5,000,000 MBNA American Bank NA, 7.25%, 9/15/02.............        4,968,750
   5,000,000 MBNA Master Credit Card Trust, 5.52%**, 8/15/05...        5,004,500
   5,000,000 National City Bank, 6.25%, 3/15/11................        4,475,000
   5,000,000 NCNB Corp., 9.38%, 9/15/09........................        5,568,750
   5,000,000 Northern Trust Corp., 7.10%, 8/1/09...............        4,856,250
  10,000,000 Wachovia Corp., 6.38%, 2/1/09.....................        9,287,500
                                                                  --------------
                                                                      81,673,400
                                                                  --------------

             Beverages -- Alcoholic (0.6%):
   5,000,000 Diageo Capital PLC, 7.25%, 11/1/09................        4,918,750
                                                                  --------------

             Brokers (1.9%):
   8,500,000 Donaldson Lufkin Jenrette, 5.88%, 4/1/02..........        8,255,625
   3,000,000 Goldman Sachs Group, 6.65%, 5/15/09...............        2,790,000
   5,000,000 Salomon Smith Barney, 7.13%, 10/1/06..............        4,856,250
                                                                  --------------
                                                                      15,901,875
                                                                  --------------

             Electronic Components/Instruments (1.1%):
  10,000,000 Tandy Corp., 6.15%, 1/15/02.......................        9,800,000
                                                                  --------------

             Finance (11.4%):
   5,000,000 Associates Corp., N.A., 6.52%, 10/11/02...........        4,937,500
   5,000,000 Citigroup Capital II, 7.75%, 12/1/36..............        4,712,500
   5,000,000 Finova Capital Corp., 7.25%, 11/8/04..............        4,943,750
   5,000,000 Fleet Financial Group, 7.38%, 12/1/09.............        4,887,500
  10,000,000 Ford Capital Guaranteed Notes, 9.88%, 5/15/02.....       10,587,501
   8,000,000 Ford Motor Credit Corp., 5.80%, 1/12/09...........        7,110,000

  Principal                       Security                           Market
   Amount                       Description                          Value
  ---------                     -----------                          ------

 CORPORATE NOTES & BONDS (continued)
             Finance (continued)
 $ 8,400,000 Ford Motor Credit Corp., 9.03%, 12/30/09,
             Callable 12/30/04 @ 100..........................   $    8,788,500
   5,000,000 General Electric Capital Corp., 6.66%, 5/1/00,
             Callable 5/1/00 @ 100............................        5,000,000
   5,000,000 General Electric Capital Corp., Series A, 6.33%,
             9/17/01..........................................        4,956,250
  10,000,000 General Motors Acceptance Corp., 5.35%, 12/7/01..        9,700,000
   5,000,000 General Motors Acceptance Corp., 7.13%, 5/1/03...        4,981,250
   5,000,000 General Motors Acceptance Corp., 6.15%, 4/5/07...        4,606,250
   5,000,000 Household Finance Corp., 8.00%, 8/1/04...........        5,081,250
   5,000,000 Norwest Corp., 6.50%, 6/1/05.....................        4,793,750
   6,000,000 Norwest Finance, Inc., 5.38%, 9/30/03............        5,647,500
   8,000,000 PNC Funding Corp., 6.13%, 2/15/09................        7,170,000
                                                                 --------------
                                                                     97,903,501
                                                                 --------------

             Industrial Goods & Services (3.7%):
   5,500,000 Boston Scientific, 6.63%, 3/15/05................        5,073,750
   7,500,000 Comdisco, Inc., 6.13%, 8/1/06, Callable 8/1/01 @
             100..............................................        7,331,250
   5,000,000 General Motors, 6.25%, 5/1/05....................        4,781,250
   5,000,000 Tyco International Group SA, 6.13%, 6/15/01......        4,912,500
  10,000,000 Tyco International Group SA, 5.88%, 11/1/04 (b)..        9,200,000
                                                                 --------------
                                                                     31,298,750
                                                                 --------------

             Insurance (1.7%):
   5,000,000 American Annuity Group, 6.88%, 6/1/08............        4,556,250
   5,000,000 St. Paul Companies, Inc., 7.19%, 8/2/07..........        4,818,750
   5,100,000 Travelers Group, Inc., 6.88%, 12/15/03...........        5,036,250
                                                                 --------------
                                                                     14,411,250
                                                                 --------------

             Machinery & Equipment (0.6%):
   6,000,000 Case Corp., 7.25%, 1/15/16.......................        5,460,000
                                                                 --------------

             Technology (1.2%):
  10,000,000 MCI Worldcom, Inc., 7.55%, 4/1/04................       10,100,000
                                                                 --------------

             Telecommunications (2.0%):
   6,000,000 Bell Canada, 7.75%, 4/1/06.......................        6,037,500
   8,000,000 Sprint Cap. Corp., 6.88%, 11/15/28...............        7,130,000
   5,000,000 US West Capital Funding, Inc., 6.88%, 7/15/28....        4,350,000
                                                                 --------------
                                                                     17,517,500
                                                                 --------------

             Transportation -- Railroad (0.8%):
   7,000,000 Union Pacific Co., 6.34%, 11/25/03...............        6,711,250
                                                                 --------------


                                   Continued

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                       Security                            Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 CORPORATE NOTES & BONDS (continued)
             Utilities (0.6%):
 $ 5,000,000 Western Resources, Inc., 6.88%, 8/1/04............   $    4,731,250
                                                                  --------------
             Total Corporate Notes & Bonds.....................      300,427,526
                                                                  --------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (25.5%):
             Fannie Mae (17.6%):
  10,000,000 5.13%, 2/13/04....................................        9,403,700
  25,000,000 5.63%, 5/14/04....................................       23,895,250
  15,000,000 6.50%, 8/15/04....................................       14,816,850
  10,000,000 5.75%, 6/15/05....................................        9,510,500
   9,100,000 6.38%, 6/15/09....................................        8,686,951
  35,000,000 7.50%, 1/1/15(c)..................................       34,606,250
  30,000,000 7.00%, 1/1/15(c)..................................       29,662,500
   9,100,000 6.00%, 11/15/22...................................        8,667,841
  12,000,000 6.25%, 11/18/23...................................       11,457,720
                                                                  --------------
                                                                     150,707,562
                                                                  --------------

             Federal Farm Credit Bank (1.1%):
  10,000,000 6.30%, 9/23/04....................................        9,776,200
                                                                  --------------

             Federal Home Loan Bank (1.9%):
  11,000,000 5.73%**, 1/19/00..................................       10,978,440
   5,000,000 6.49%, 1/8/04.....................................        4,941,200
                                                                  --------------
                                                                      15,919,640
                                                                  --------------

             Freddie Mac (4.9%):
  10,000,000 5.75%, 7/15/03....................................        9,686,900
  10,410,000 8.12%, 1/31/05....................................       10,960,897
   3,000,000 7.22%, 6/14/06....................................        3,033,540
  20,000,000 6.00%, 1/1/30.....................................       18,306,200
                                                                  --------------
                                                                      41,987,537
                                                                  --------------
             Total U.S. Government Agency Obligations..........      218,390,939
                                                                  --------------

 U.S. GOVERNMENT OBLIGATIONS (30.0%):
             U.S. Treasury Bonds (11.0%):
  54,500,000 9.13%, 5/15/09....................................       59,496,560
  12,000,000 10.38%, 11/15/09..................................       13,806,720
   8,000,000 9.88%, 11/15/15...................................       10,340,560
  10,000,000 7.50%, 11/15/16...................................       10,699,000
                                                                  --------------
                                                                      94,342,840
                                                                  --------------

             U.S. Treasury Notes (15.3%):
  36,000,000 6.50%, 5/31/01....................................       36,140,400
  13,300,000 6.25%, 10/31/01...................................       13,298,537
  37,000,000 6.38%, 8/15/02....................................       37,071,410
   2,000,000 6.25%, 2/15/03....................................        1,993,680
  10,350,000 7.50%, 2/15/05....................................       10,791,324
   2,100,000 6.88%, 5/15/06....................................        2,135,679
  21,800,000 7.00%, 7/15/06....................................       22,323,200
   7,000,000 6.00%, 8/15/09....................................        6,781,530
                                                                  --------------
                                                                     130,535,760
                                                                  --------------

  Shares or
  Principal                       Security                           Market
   Amount                       Description                          Value
  ---------                     -----------                          ------

 U.S. GOVERNMENT OBLIGATIONS (continued)
             U.S. Treasury Strips (3.7%):
 $30,000,000 11/15/08.........................................   $   16,668,300
  26,850,000 2/15/09..........................................       14,645,601
                                                                 --------------
                                                                     31,313,901
                                                                 --------------
             Total U.S. Government Obligations................      256,192,501
                                                                 --------------

 U.S. TREASURY INFLATION PROTECTION BONDS (4.1%):
  36,444,450 Treasury Inflation Protection, 3.63%, 1/15/08....       34,693,294
                                                                 --------------
             Total U.S. Treasury Inflation Protection Bonds...       34,693,294
                                                                 --------------

 YANKEE NOTES (1.1%):
  10,000,000 Potash Corp. Saskatchewan, 7.13%, 6/15/07........        9,500,000
                                                                 --------------
             Total Yankee Notes...............................        9,500,000
                                                                 --------------

 INVESTMENT COMPANIES (4.2%):
  17,242,246 Dreyfus Cash Management Money Market Fund........       17,242,246
  19,067,563 Federated Prime Value Obligations Money Market
             Fund.............................................       19,067,563
                                                                 --------------
             Total Investment Companies.......................       36,309,809
                                                                 --------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (12.4%):
             Certificate of Deposit (0.3%):
 $ 2,577,000 Bank One Corp., 6.02%, 2/22/00...................        2,554,656
                                                                 --------------

             Commercial Paper (5.1%):
             Banking (0.4%):
   3,500,000 Deutsche Bank Financial Inc., 6.02%, 2/1/00......        3,482,125
                                                                 --------------

             Beverages -- Non-Alcoholic (0.3%):
   2,500,000 Coca-Cola Co., 6.08%, 1/28/00....................        2,488,819
                                                                 --------------

             Chemical -- Diversified (0.5%):
   4,000,000 DuPont, 6.11%, 2/8/00............................        3,975,050
                                                                 --------------

             Diversified Financial Services (1.3%):
   4,000,000 Citigroup, 6.48%, 1/24/00........................        3,984,643
   4,000,000 General Electric Capital Corp., 6.00%, 2/7/00....        3,975,196
   3,690,000 National Australia Funding Inc., 6.02%, 2/4/00...        3,668,181
                                                                 --------------
                                                                     11,628,020
                                                                 --------------

             Finance (0.6%):
   2,497,533 Ford Motor Credit Corp., 5.95%, 1/7/00...........        2,497,533
   2,600,000 General Motor Acceptance Corp., 6.07%, 2/14/00...        2,581,254
                                                                 --------------
                                                                      5,078,787
                                                                 --------------


                                   Continued

                                  Intermediate Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

  Principal                                                         Market
   Amount                  Security Description                     Value
  ---------                --------------------                     ------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
             Food -- Canned (0.2%):
 $ 2,000,000 H.J. Heinz Co., 5.90%, 1/25/00..................   $    1,991,500
                                                                --------------

             Medical -- Drugs (0.5%):
   4,200,000 Abbott Laboratories, 6.43%, 1/14/00.............        4,189,164
                                                                --------------

             Multi-Media (0.5%):
   4,000,000 McGraw-Hill, 6.12%, 2/29/00.....................        3,961,377
                                                                --------------

             Oil Comp -- Intergrated (0.3%):
   3,000,000 Mobil Corp., 6.04%, 1/28/00.....................        2,986,582
                                                                --------------

             Telecommunications (0.5%):
   4,000,000 Bell South Telecommunications, 5.92%, 2/11/00...        3,973,107
                                                                --------------
                                                                    43,754,531
                                                                --------------

             Corporate Note (0.3%):
   2,540,000 Toyota Motor Credit, 6.18%, 1/25/00.............        2,529,152
                                                                --------------

             Repurchase Agreements (3.8%):
   3,904,434 Donaldson Lufkin & Jenrette, 4.00%, 1/3/00
             (Collateralized by $5,710,783 various Government
             Agency Securities, 6.00%-8.50%, 1/15/24-3/15/38,
             market value $3,958,925)........................        3,904,434
  15,902,418 Prudential Securities, 3.68%, 1/3/00
             (Collateralized by $32,699,001 various
             Government Agency Securities, 5.00%-7.50%,
             1/15/24-9/20/29, market value $16,127,889)......       15,902,418
  12,408,465 Salomon Smith Barney, 4.25%, 1/3/00
             (Collateralized by $25,233,860 various
             Government Agency Securities, 6.00%-9.50%,
             4/15/18-12/15/29, market value $12,580,562).....       12,408,465
                                                                --------------
                                                                    32,215,317
                                                                --------------

             Time Deposits (2.9%):
             Foreign Banking (2.9%):
   5,000,694 Comerica Cayman, 5.00%, 1/3/00..................        5,000,694
   5,000,868 Credit Suisse-First Boston Cayman, 6.25%,
             1/3/00..........................................        5,000,868
   5,000,694 National Westminster BK PLC Nassau, 5.00%,
             1/3/00..........................................        5,000,694
   5,001,458 Societe Generale Cayman, 10.50%, 1/3/00.........        5,001,458
   5,000,694 Union Bank of Switzerland Cayman, 5.00%,
             1/3/00..........................................        5,000,694
                                                                --------------
                                                                    25,004,408
                                                                --------------
             Total Short-Term Securities Purchased with
             Securities Lending Collateral...................      106,058,064
                                                                --------------
 Total Investments (Cost $1,061,875,739) (a) -- 120.9%........   1,033,349,086
 Liabilities in excess of other assets -- (20.9)%.............    (178,292,363)
                                                                --------------
 Total Net Assets -- 100.0%...................................  $  855,056,723
                                                                ==============

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $1,348,750. Cost for Federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....................................... $  1,331,839
   Unrealized depreciation.......................................  (31,207,242)
                                                                  ------------
   Net unrealized depreciation................................... $(29,875,403)
                                                                  ============

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Board of Trustees.
(c) Represents security purchased on a when issued basis.
**Effective yield at purchase.
NV -- Naamloze Vennootschap (Dutch Corporation)
PLC -- Public Limited Company (British)
SA -- Sociedad Anonima (Spanish Corporation)

                       See Notes to Financial Statements.

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 CORPORATE NOTES & BONDS (42.1%):
             Banking (13.3%):
  $2,700,000 Bank of Montreal-Chicago, 7.80%, 4/1/07............   $  2,716,875
   2,000,000 Bank of New York, 8.50%, 12/15/04..................      2,092,500
   2,000,000 BankAmerica Corp., 7.20%, 4/15/06..................      1,967,500
   2,000,000 Chase Manhattan Corp., 7.13%, 3/1/05...............      1,975,000
   5,000,000 First Union Corp., 8.13%, 6/24/02..................      5,093,750
   2,000,000 Fleet/Norstar Group, 8.63%, 1/15/07................      2,090,000
   2,000,000 Midland Bank PLC, 7.63%, 6/15/06...................      1,977,500
   3,000,000 National City Bank of Cleveland, 7.25%, 7/15/10....      2,936,250
   5,000,000 NCNB Corp., 10.20%, 7/15/15........................      6,068,749
   5,000,000 Northern Trust Corp., 7.10%, 8/1/09................      4,856,250
   5,000,000 PNC Bank N.A., 7.88%, 4/15/05......................      5,031,250
   2,000,000 Republic New York Corp., 7.00%, 3/22/11............      1,830,000
   2,000,000 Swiss Bank Corp. -- New York, 7.38%, 7/15/15.......      1,942,500
                                                                   ------------
                                                                     40,578,124
                                                                   ------------

             Beverages & Tobacco (1.5%):
   4,390,000 Seagram Co. Ltd., 8.35%, 1/15/22...................      4,433,900
                                                                   ------------

             Brokers (2.4%):
   5,000,000 Lehman Brothers Holdings, Inc., 8.75%, 3/15/05.....      5,218,750
   2,000,000 Salomon, Inc., 6.75%, 2/15/03......................      1,972,500
                                                                   ------------
                                                                      7,191,250
                                                                   ------------

             Finance (10.5%):
   5,000,000 Associates Corp. NA, 7.95%, 2/15/10................      5,106,250
   3,500,000 British Gas Finance, 6.63%, 6/1/18.................      3,036,250
   2,000,000 Discover Credit, 9.26%, 3/20/12....................      2,182,500
   5,000,000 Ford Motor Credit Corp., 5.80%, 1/12/09............      4,443,750
   5,000,000 Ford Motor Credit Corp., 9.03%, 12/30/09, Callable
             12/30/04 @ 100.....................................      5,231,250
   5,000,000 General Motors Acceptance Corp., 6.85%, 6/17/04....      4,918,750
   3,500,000 Great Western Financial Trust II, 8.21%, 2/1/27,
             Callable 2/1/07 @ 104..............................      3,259,375
   4,000,000 St. Paul Cos., Inc., 7.25%, 8/9/07.................      3,870,000
                                                                   ------------
                                                                     32,048,125
                                                                   ------------

             Gas Transmission (0.8%):
   2,500,000 Enserch Corp., 7.13%, 6/15/05......................      2,450,000
                                                                   ------------

             Industrial Goods & Services (4.0%):
   5,000,000 Cyprus Amax, 7.38%, 5/15/07........................      4,725,000
   3,000,000 Engelhard Corp., 7.38%, 8/1/06.....................      2,932,500
   5,000,000 Union Carbide Corp., 6.70%, 4/1/09.................      4,675,000
                                                                   ------------
                                                                     12,332,500
                                                                   ------------

             Insurance (0.6%):
   2,000,000 Travelers Capital III, 7.63%, 12/1/36..............      1,812,500
                                                                   ------------

             Machinery & Equipment (0.6%):
   2,000,000 Case Corp., 7.25%, 1/15/16.........................      1,820,000
                                                                   ------------

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 CORPORATE NOTES & BONDS (continued)
             Paper & Related Products (1.3%):
 $ 4,000,000 Westvaco Corp., 7.10%, 11/15/09....................   $  3,825,000
                                                                   ------------

             Retail (1.5%):
   4,573,296 Fred Meyer, Inc., Lease Trust, 8.50%, 7/15/17......      4,539,728
                                                                   ------------

             Telecommunications (5.1%):
   3,500,000 GTE Florida, Inc., 6.86%, 2/1/28...................      3,123,750
   4,000,000 Sprint Cap. Corp., 6.88%, 11/15/28.................      3,565,000
   5,000,000 TCI Communications, Inc., 7.13%, 2/15/28...........      4,587,500
   5,000,000 US West Capital Funding, Inc., 6.88%, 7/15/28......      4,350,000
                                                                   ------------
                                                                     15,626,250
                                                                   ------------

             Utilities (0.6%):
   2,000,000 Pacific Gas & Electric, 6.25%, 3/1/04..............      1,917,500
                                                                   ------------
             Total Corporate Notes & Bonds......................    128,574,877
                                                                   ------------

 FOREIGN GOVERNMENT AGENCIES (0.3%):
   1,000,000 Hydro-Quebec, 9.41%, 3/23/00.......................      1,005,000
                                                                   ------------
             Total Foreign Government Agencies..................      1,005,000
                                                                   ------------

 MUNICIPAL BOND -- TAXABLE (0.6%):
             California (0.6%):
   2,000,000 San Bernardino County, Financing Authority Pension
             Obligation Revenue, 6.99%, 8/1/10 (Insured by
             MBIA)..............................................      1,907,500
                                                                   ------------
             Total Municipal Bond -- Taxable....................      1,907,500
                                                                   ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (31.6%):
             Fannie Mae (15.9%):
  10,000,000 5.63%, 5/14/04.....................................      9,558,100
  10,000,000 7.40%, 7/1/04......................................     10,221,201
   2,971,233 6.05%, 12/1/08.....................................      2,827,306
   5,000,000 6.38%, 6/15/09.....................................      4,773,050
  10,000,000 7.50%, 1/1/15 (b)..................................      9,887,501
   3,500,000 6.25%, 11/18/23....................................      3,341,835
      19,636 7.50%, 9/1/28......................................         19,457
     894,013 7.50%, 3/1/29......................................        885,037
     203,239 7.50%, 6/1/29......................................        201,026
   1,366,627 7.50%, 7/1/29......................................      1,352,058
      49,829 7.50%, 8/1/28......................................         49,269
   2,043,034 7.50%, 8/1/29......................................      2,020,487
   1,996,323 7.50%, 9/1/29......................................      1,973,885
   1,389,854 7.50%, 11/1/29.....................................      1,374,228
                                                                   ------------
                                                                     48,484,440
                                                                   ------------

             Freddie Mac (15.7%):
   2,500,000 7.22%, 6/14/06.....................................      2,527,950
  10,000,000 5.75%, 3/15/09.....................................      9,137,500
  14,982,783 6.00%, 4/1/29......................................     13,738,763
  14,476,627 7.00%, 9/1/29......................................     14,012,681

                                   Continued

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

  Shares or
  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
             Freddie Mac (continued)
 $ 1,981,359 7.00%, 10/1/29.....................................   $  1,917,995
   6,991,970 7.00%, 11/1/29.....................................      6,767,077
                                                                   ------------
                                                                     48,101,966
                                                                   ------------
             Total U.S. Government Agency Obligations...........     96,586,406
                                                                   ------------

 U.S. GOVERNMENT OBLIGATIONS (25.1%):
             U.S. Treasury Bonds (16.3%):
  15,500,000 11.75%, 11/15/14...................................     20,963,750
  14,200,000 7.50%, 11/15/16....................................     15,192,580
  16,500,000 5.25%, 2/15/29.....................................     13,659,525
                                                                   ------------
                                                                     49,815,855
                                                                   ------------

             U.S. Treasury Notes (1.3%):
   2,950,000 6.00%, 8/15/09.....................................      2,857,931
     800,000 12.75%, 11/15/10...................................      1,032,272
                                                                   ------------
                                                                      3,890,203
                                                                   ------------

             U.S. Treasury Strips (7.5%):
  36,250,000 5/15/10............................................     18,070,625
  15,000,000 5/15/16............................................      4,926,900
                                                                   ------------
                                                                     22,997,525
                                                                   ------------
             Total U.S. Government Obligations..................     76,703,583
                                                                   ------------

 INVESTMENT COMPANIES (2.1%):
   1,698,391 Dreyfus Cash Management Money Market Fund..........      1,698,391
   4,740,619 Federated Prime Value Obligations Money Market
             Fund...............................................      4,740,619
                                                                   ------------
             Total Investment Companies.........................      6,439,010
                                                                   ------------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL (10.9%):
             Certificate of Deposit (0.2%):
    $515,000 Bank One Corp., 6.02%, 2/22/00.....................        510,931
                                                                   ------------

             Commercial Paper (2.2%):
             Beverages -- Non-Alcoholic (0.2%):
     750,000 Coca-Cola Co., 6.08%, 1/28/00......................        746,646
                                                                   ------------

             Chemical -- Diversified (0.2%):
     600,000 DuPont, 6.11%, 2/8/00..............................        596,257
                                                                   ------------

             Diversified Financial Services (0.2%):
     600,000 Citigroup, 6.48%, 1/24/00..........................        597,696
                                                                   ------------

             Finance (0.6%):
     499,507 Ford Motor Credit Corp., 5.95%, 1/7/00.............        499,507
     500,000 General Motors Acceptance Corp., 6.34%, 1/18/00....        498,407

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 SHORT-TERM SECURITIES PURCHASED WITH SECURITIES LENDING COLLATERAL
 (continued)
             Finance (continued)
 $   750,000 General Electric Capital Corp., 6.28%, 1/14/00.....   $    748,314
                                                                   ------------
                                                                      1,746,228
                                                                   ------------

             Food -- Canned (0.2%):
     750,000 H.J. Heinz Co., 6.05%, 1/13/00.....................        748,434
                                                                   ------------

             Medical -- Drugs (0.2%):
     700,000 Abbott Laboratories, 6.43%, 1/14/00................        698,194
                                                                   ------------

             Multi-Media (0.4%):
   1,000,000 McGraw-Hill, 6.12%, 2/29/00........................        990,344
                                                                   ------------

             Oil Comp -- Intergrated (0.2%):
     500,000 Mobil Corp., 6.04%, 1/28/00........................        497,764
                                                                   ------------

             Repurchase Agreements (6.0%):
   6,821,758 Donaldson Lufkin & Jenrette, 4.00%, 1/3/00
             (Collateralized by $9,977,779 various Government
             Agency Securities, 6.00%-8.50%, 1/15/24-3/15/38,
             market value $6,916,964)...........................      6,821,758
   4,818,854 Prudential Securities, 3.68%, 1/3/00
             (Collateralized by $9,908,663 various Government
             Agency Securities, 5.00%-7.50%, 1/15/24-9/20/29,
             market value $4,887,177)...........................      4,818,854
   6,907,815 Salomon Smith Barney, 4.25%, 1/3/00 (Collateralized
             by $14,047,737 various Government Agency
             Securities, 6.00%-9.50%, 4/15/18-12/15/29, market
             value $7,003,623)..................................      6,907,815
                                                                   ------------
                                                                     18,548,427
                                                                   ------------

             Time Deposits (2.5%):
             Foreign Banking (2.5%):
   1,500,208 Comerica Cayman, 5.00%, 1/3/00.....................      1,500,208
   1,500,260 Credit Suisse-First Boston Cayman, 6.25%, 1/3/00...      1,500,260
   1,500,208 National Westminster BK PLC Nassau, 5.00%, 1/3/00..      1,500,208
   1,500,438 Societe Generale Cayman, 10.50%, 1/3/00............      1,500,438
   1,500,208 Union Bank of Switzerland Cayman, 5.00%, 1/3/00....      1,500,208
                                                                   ------------
                                                                      7,501,322
                                                                   ------------
             Total Short-Term Securities Purchased with
             Securities Lending Collateral......................     33,182,243
                                                                   ------------
 Total Investments (Cost $358,234,652) (a) -- 112.7%.............   344,398,619
 Liabilities in excess of other assets -- (12.7)%................  (38,768,107)
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $305,630,512
                                                                   ============

                                   Continued

                                  Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]
-------
(a) Represents cost for financial reporting purposes and differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting in excess of Federal income tax reporting of $469,983. Cost for Federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....................................... $    273,520
   Unrealized depreciation.......................................  (14,579,536)
                                                                  ------------
   Net unrealized depreciation................................... $(14,306,016)
                                                                  ============

(b) Represents security purchased on a when issued basis.
MBIA -- Municipal Bond Insurance Association
PLC -- Public Limited Company (British)

                       See Notes to Financial Statements.

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

  Principal                        Security                           Market
   Amount                        Description                          Value
  ---------                      -----------                          ------

 MUNICIPAL BONDS (98.0%):
             Alaska (0.3%):
 $ 1,000,000 Anchorage Electric Utility, Revenue Bond, Senior
             Lien, 5.50%, 12/1/03, Callable 6/1/03 @ 102
             (Insured by MBIA)..................................   $  1,027,500
                                                                   ------------

             Arizona (3.5%):
   3,000,000 Maricopa County Arizona School District No. 48,
             5.13%, 7/1/14, Callable 7/1/09 @ 101...............      2,857,500
   1,050,000 Pima County Arizona University School District,
             5.75%, 7/1/12, Callable 7/1/09 @ 100, (Insured by
             FGIC)..............................................      1,072,313
   1,740,000 Pima County Arizona University School District,
             5.30%, 7/1/13, Callable 7/1/09 @ 100, (Insured by
             FGIC)..............................................      1,692,150
   5,000,000 Salt River Project Agricultural Improvement & Power
             District Electric System, Series A, 5.63%, 1/1/06..      5,175,000
                                                                   ------------
                                                                     10,796,963
                                                                   ------------

             Arkansas (0.3%):
   1,000,000 Arkansas State Economic Development, 5.00%, 2/1/03
             (Insured by AMBAC).................................      1,005,000
                                                                   ------------

             California (6.3%):
   1,000,000 California Educational Facilities Authority, Santa
             Clara University, 5.25%, 9/1/17 (Insured by
             AMBAC).............................................        945,000
     500,000 California Educational Facilities Authority, Santa
             Clara University, 5.25%, 9/1/18 (Insured by
             AMBAC).............................................        468,125
   3,400,000 California State, GO, 6.60%, 2/1/10................      3,778,250
   3,000,000 Orange County, Series A, 6.00%, 6/1/10 (Insured by
             MBIA)..............................................      3,198,750
   2,000,000 Riverside County Transportation Commission, Sales
             Tax Revenue, Series A, 5.60%, 6/1/05 (Insured by
             AMBAC) ............................................      2,077,500
   2,000,000 Turlock Irrigation District Revenue, Series A,
             6.00%, 1/1/06 (Insured by MBIA)....................      2,117,500
   5,850,000 University of California Revenue, Multiple Purpose
             Projects, Series B, 9.00%, 9/1/03 (Insured by
             MBIA)..............................................      6,690,938
                                                                   ------------
                                                                     19,276,063
                                                                   ------------

             Colorado (3.5%):
   2,000,000 Arapahoe County Colorado School District No. 005,
             6.00%, 12/15/13, Callable 12/15/09 @ 100...........      2,067,500
   4,000,000 Arapahoe County Colorado, School District No. 005,
             Cherry Creek, Series A, GO, 5.25%, 12/15/02........      4,075,000
     445,000 Colorado Housing Finance Authority, 4.50%,
             11/1/05............................................        441,275
   1,000,000 Colorado Housing Financial Authority, Single Family
             Series 3, 4.70%, 10/1/22, Callable 10/1/09 @ 102...        996,250

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Colorado (continued)
 $1,000,000 Colorado Springs Utility Revenue, Series A, 6.50%,
            11/15/03, Callable 11/15/01 @ 102...................   $  1,050,000
  2,000,000 Denver Colorado City and County Airport Facilities,
            (AMT), 5.00%, 1/1/04 (Insured by MBIA)..............      2,015,000
    100,000 Denver Colorado City and County, Series A, 5.25%,
            8/1/04..............................................        101,875
                                                                   ------------
                                                                     10,746,900
                                                                   ------------

            Connecticut (0.3%):
  1,000,000 Connecticut State, GO, Series C, 5.38%, 8/15/02:....      1,021,250
                                                                   ------------

            Florida (2.1%)
  1,000,000 Broward County School District, GO, 5.20%, 2/15/03..      1,013,750
  1,000,000 Hillsborough County Florida Development Authority
            Revenue, 6.38%, 12/1/12, Prerefunded 12/1/03 @ 100,
            (Insured by MBIA)...................................      1,060,000
  2,000,000 Lakeland Electric & Water Revenue, 5.90%, 10/1/07...      2,115,000
  2,060,000 St. Petersburgh Florida Health Authority, 7.00%,
            12/1/15, Prerefunded 12/1/01 @ 102, (Insured by
            MBIA)...............................................      2,193,900
                                                                   ------------
                                                                      6,382,650
                                                                   ------------

            Georgia (2.9%):
  2,670,000 Atlanta Airport Facilities Revenue, (AMT), Series B,
            5.50%, 1/1/03 (Insured by AMBAC)....................      2,720,063
  2,000,000 Atlanta Georgia Water & Wastewater Revenue, 5.50%,
            11/1/15 (Insured by FGIC)...........................      1,947,500
  4,000,000 Georgia State, Series B, GO, 5.95%, 3/1/08..........      4,245,000
                                                                   ------------
                                                                      8,912,563
                                                                   ------------

            Hawaii (0.3%):
    855,000 Honolulu Hawaii City & County, 5.60%, 1/1/05........        877,443
    170,000 Honolulu Hawaii City & County, ETM, 5.60%, 1/1/05...        174,888
                                                                   ------------
                                                                      1,052,331
                                                                   ------------

            Idaho (1.1%):
  1,500,000 Ada & Canyon Counties, Joint School District No. 2
            Meridan, GO, 5.50%, 7/30/13.........................      1,509,375
  1,915,000 Ada & Canyon Counties, Joint School District No. 2,
            Meridan, GO, 5.50%, 7/30/14.........................      1,912,606
                                                                   ------------
                                                                      3,421,981
                                                                   ------------

            Illinois (7.7%):
  3,000,000 Chicago Illinois Public Building Commission, Series
            C, 5.50%, 2/1/06, (Insured by FGIC).................      3,075,000

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Illinois (continued)
 $1,000,000 Chicago Illinois Water Revenue, 5.13%, 11/1/16,
            (Insured by FGIC)...................................   $    921,250
  1,000,000 Chicago Illinois, GO, Emergency Telephone System,
            5.25%, 1/1/15 (Insured by FGIC).....................        935,000
  1,000,000 Chicago Metropolitan Water Reclamation District,
            Working Cash Fund, 5.90%, 12/1/04...................      1,042,500
  3,000,000 Chicago Metropolitan Water Reclamation District,
            Capital Improvement, GO, 5.50%, 12/1/10.............      3,033,750
    305,000 Chicago, GO, 6.00%, 1/1/09, Callable 1/1/08 @ 102
            (Insured by FGIC)...................................        319,488
  1,770,000 Chicago, GO, Emergency Telephone System, 5.25%,
            1/1/18 (Insured by FGIC)............................      1,606,275
  4,270,000 Du Page & Will Counties, Community School District
            No. 204, GO, 4.95%, 12/30/01 (Insured by FGIC)......      4,312,699
  1,000,000 DuPage County Forest Preserve District, GO, 6.00%,
            11/1/06.............................................      1,057,500
  4,000,000 Illinois Development Finance Authority, Pollution
            Control Revenue, Commonwealth Edison, 5.30%, 1/15/04
            (Insured by MBIA)...................................      4,070,000
  3,135,000 Northwest Suburban Municipal Joint Action, Water
            Agency, Water Supply System, Series A, 5.25%, 5/1/04
            (Insured by MBIA)...................................      3,185,944
                                                                   ------------
                                                                     23,559,406
                                                                   ------------

            Indiana (3.1%):
  1,100,000 Greenwood Indiana School Building Corp., 4.75%,
            7/15/07.............................................      1,075,250
  2,000,000 Indiana Municipal Power Supply Agency, System
            Revenue, Series B, 5.88%, 1/1/10 (Insured by MBIA)..      2,092,500
  3,000,000 Indiana Municipal Power Supply Agency, System
            Revenue, Series B, 6.00%, 1/1/13 (Insured by MBIA)..      3,086,250
  1,000,000 Indiana Transportation Finance Authority, Highway
            Revenue, Series A, 5.75%, 6/1/12 (Insured by
            AMBAC)..............................................      1,018,750
  1,565,000 Indianapolis Utilities District, Series B, 3.50%,
            6/1/18 (Insured by FGIC)............................      1,118,975
  1,000,000 Purdue University Student Fee Revenue, Series D,
            6.50%, 7/1/03, Prerefunded 1/1/00 @ 103.............      1,030,000
                                                                   ------------
                                                                      9,421,725
                                                                   ------------

            Iowa (0.6%):
  2,000,000 Chillicothe Pollution Control Revenue Bond, 4.25%,
            11/1/23, Mandatory Put 11/1/03 @ 100................      1,942,500
                                                                   ------------

            Kansas (0.6%):
  1,000,000 Butler & Sedgwick Counties School District No. 385,
            GO, 5.70%, 9/1/13, (Insured by FSA).................      1,012,500

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Kansas (continued)
 $1,000,000 Sedwick County University School District No. 267,
            GO, 5.13%, 11/1/14, (Insured by AMBAC)..............   $    936,250
                                                                   ------------
                                                                      1,948,750
                                                                   ------------

            Kentucky (0.3%):
  1,000,000 Louisville & Jefferson County Kentucky Sewer, 5.63%,
            5/15/16, Callable 11/15/09 @ 101, (Insured by
            FGIC)...............................................        976,250
                                                                   ------------

            Louisiana (2.8%):
  4,000,000 Louisiana State, Series A, GO, 5.30%, 8/1/04
            (Insured by MBIA)...................................      4,085,000
  3,000,000 Louisiana State, Series A, GO, 6.00%, 4/15/07
            (Insured by FGIC)...................................      3,165,000
  1,200,000 West Baton Rouge Parish Louisiana Industrial
            District No. 3, Series A, Dow Chemical Co. Project,
            5.45%*, 1/3/00......................................      1,200,000
                                                                   ------------
                                                                      8,450,000
                                                                   ------------

            Maryland (0.0%):
     50,000 Maryland State Refunding Bond, GO, 4.20%, 8/1/01....         49,875
                                                                   ------------

            Massachusetts (5.5%):
  3,750,000 Massachusetts State Port Authority, 5.00%, 7/1/28,
            Callable 7/1/08 @ 101...............................      3,112,500
  5,000,000 Massachusetts State Port Authority Revenue, (AMT),
            Series B, 5.00%, 7/1/07 (Insured by FSA)............      4,931,250
  5,000,000 Massachusetts State, GO, 5.25%, 9/1/08..............      5,043,750
  3,750,000 Massachusetts State, Special Obligation Revenue,
            Series A, 5.25%, 6/1/08, Callable 6/1/06 @
            101(Insured by AMBAC)...............................      3,773,438
                                                                   ------------
                                                                     16,860,938
                                                                   ------------

            Michigan (20.1%):
  2,215,000 Battle Creek Downtown Development Authority, 6.00%,
            5/1/07 (Insured by MBIA)............................      2,325,750
  4,000,000 Battle Creek Downtown Development Authority, Tax
            Increment Revenue, 7.30%, 5/1/10, Prerefunded 5/1/04
            @ 102...............................................      4,444,999
    300,000 Cadillac Public Schools, GO, 7.25%, 5/1/05 (Insured
            by FGIC)............................................        331,500
  2,100,000 Caledonia Community Schools, GO, 6.70%, 5/1/22,
            Prerefunded 5/1/02 @ 102 (Insured by AMBAC).........      2,233,875
  1,525,000 Detroit Michigan GO, 4.10%, 4/1/03..................      1,475,438
  3,000,000 Detroit Sewage Disposal Revenue, Series B, 6.00%,
            7/1/09 (Insured by MBIA)............................      3,161,250
  6,000,000 Detroit Water Supply System, Permanent Linked Bonds,
            5.25%, 7/1/13, Callable 7/1/04 @ 102 (Insured by
            FGIC)...............................................      5,804,999
  1,000,000 Detroit Water Supply System, Second Lien, Series A,
            5.20%, 7/1/08 (Insured by MBIA).....................        997,500
  2,840,000 Grand Ledge Public Schools District, GO, 5.35%,
            5/1/10 (Insured by MBIA)............................      2,843,550

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

 Principal                         Security                            Market
   Amount                        Description                           Value
 ---------                       -----------                           ------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $  205,000 Grand Rapids Charter Township, Porter Hills
            Obligated, 4.20%, 7/1/03.............................   $    199,875
    210,000 Grand Rapids Charter Township, Porter Hills
            Obligated, 4.25%, 7/1/04.............................        202,913
    200,000 Grand Rapids Charter Township, Porter Hills
            Obligated, 4.35%, 7/1/05.............................        191,250
  1,700,000 Greater Detroit Resource Recovery Authority, Series
            A, 5.50%, 12/13/04 (Insured by AMBAC)................      1,744,625
  1,625,000 Jenison Michigan Public Schools, GO, 5.25%, 5/1/15
            (Insured by FGIC)....................................      1,531,563
  2,000,000 Kalamazoo Hospital Finance Authority, Refunding &
            Improvement, Bronson Methodist Hospital, 5.35%,
            5/15/06 (Insured by MBIA)............................      2,022,500
    250,000 Michigan Higher Education Facilities Authority,
            4.50%, 10/1/07.......................................        235,938
    590,000 Michigan Higher Education Facilities Authority,
            4.80%, 10/1/10, Callable 10/1/09 @ 100...............        547,963
  1,000,000 Michigan Higher Education Facilities Authority,
            5.35%, 5/1/15, Callable 5/1/08 @ 101 (LOC: First of
            America).............................................        933,750
    320,000 Michigan Higher Education Facilities Authority, Hope
            College Project, 4.60%, 10/1/08......................        300,400
    200,000 Michigan Higher Education Facilities Authority, Hope
            College Project, 4.70%, 10/1/09......................        187,000
  3,885,000 Michigan Higher Education Student Loan Authority,
            (AMT), 5.05%, 9/1/08 (Insured by AMBAC)..............      3,807,299
  1,000,000 Michigan Municipal Bond Authority, 3.65%, 11/1/01....        983,750
  2,000,000 Michigan State Comprehensive Transportation, Series
            B, 5.50%, 5/15/02....................................      2,037,500
  1,600,000 Michigan State Hospital Finance Authority, Sisters of
            Mercy Health Corp. Bond 1993, Series F, 4.60%,
            8/15/02 (Insured by MBIA)............................      1,598,000
  1,450,000 Michigan State Hospital Finance Authority, St. John
            Hospital & Medical Center, 5.00%, 5/15/06 (Insured by
            AMBAC)...............................................      1,451,813
  1,000,000 Michigan State South Central Power Agency, Power
            Supply System Revenue, 5.80%, 11/1/05 (Insured by
            MBIA)................................................      1,042,500
  1,000,000 Michigan State Strategic Fund, Hope Network Project,
            Series B, 4.80%, 9/1/08, (LOC: First of America).....        958,750
  2,300,000 Michigan State Strategic Fund, Limited Obligation
            Revenue, Ford Motor Co. Project, Series A, 7.10%,
            2/1/06...............................................      2,521,375
  2,500,000 Michigan State Trunk Line, Series A, 5.50%, 10/1/02..      2,553,125
  4,000,000 Michigan State Trunk Line, Series A, 5.25%, 11/1/15,
            (Insured by MBIA)....................................      3,789,999
  1,500,000 Michigan State Trunk Line, Series A, 5.25%, 11/1/15..      1,410,000

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $3,500,000 Michigan State Underground Storage Tank Financial
            Assurance Authority, Series I, 6.00%, 5/1/05
            (Insured by AMBAC)..................................   $  3,670,625
  2,000,000 Northville Public Schools, Series A, GO, 7.00%,
            5/1/08, Callable 5/1/01 @ 102.......................      2,095,000
  1,575,000 South Redford School District, 5.25%, 5/1/09,
            Prerefunded 5/1/07 @ 100 (Insured by FGIC)..........      1,594,688
                                                                   ------------
                                                                     61,231,062
                                                                   ------------

            Minnesota (0.2%):
    500,000 Maple Grove Minnesota Road Reconstruction, GO,
            Series B, 5.40%, 2/1/17, Callable 2/1/07 @ 100......        474,375
                                                                   ------------

            Nebraska (0.3%):
    915,000 Omaha Nebraska, GO, 5.13%, 11/15/14, Callable
            11/15/09 @ 102......................................        868,106
                                                                   ------------

            New Jersey (3.3%):
  6,000,000 New Jersey Economic Development Authority, Market
            Transition Facility Revenue, Senior Lien, 7.00%,
            7/1/04 (Insured by MBIA)............................      6,525,000
  1,000,000 New Jersey Economic Development Authority, Market
            Transition Facility Revenue, Series A 1994, 7.00%,
            7/1/03 (Insured by MBIA)............................      1,072,500
  2,500,000 Ocean County Utilities Authority, Wastewater
            Revenue, Refunding, GO, 6.00%, 1/1/07...............      2,631,250
                                                                   ------------
                                                                     10,228,750
                                                                   ------------

            New Mexico (1.0%):
  3,000,000 New Mexico State Highway Common Tax Revenue, 6.00%,
            6/15/11, Callable 6/15/09 @ 100.....................      3,120,000
                                                                   ------------

            New York (3.0%):
  1,030,000 Metropolitan Transportation Authority, Series M,
            5.50%, 7/1/08 (Insured by FGIC).....................      1,053,175
  1,000,000 New York State Local Government Assistance Corp.,
            Series A, 5.38%, 4/1/19, Callable 4/1/07 @ 101,
            (Insured by FSA)....................................        927,500
  1,660,000 New York State Urban Development Corp., Refunding,
            Syracuse University Center, 5.50%, 1/1/15...........      1,599,825
  1,250,000 Triborough Bridge & Tunnel Authority, 5.00%, 1/1/16,
            Callable 1/1/08 @ 101 (Insured by FGIC).............      1,121,875
  3,000,000 Triborough Bridge & Tunnel Authority, General
            Purpose, Series Y, 5.50%, 1/1/17....................      2,910,000
  1,510,000 Westchester County New York, GO, 5.25%, 11/1/13,
            Callable 11/1/09 @ 101..............................      1,472,250
                                                                   ------------
                                                                      9,084,625
                                                                   ------------


                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            North Carolina (0.7%):
 $2,000,000 North Carolina Municipal Power Agency No. 1, Catawba
            Electric Revenue, 5.90%, 1/1/03.....................   $  2,017,500
                                                                   ------------

            Ohio (4.0%):
    500,000 Cleveland Airport System Revenue, Series A, 5.50%,
            1/1/04, (Insured by FSA)............................        510,625
    500,000 Cleveland-Cuyahoga County Port Authority, Rock &
            Roll Hall of Fame, Refunding, Subordinated Bonds,
            4.90%, 12/1/00......................................        498,755
  2,000,000 Ohio State Building Authority Fund, Series A, 5.25%,
            10/1/12, Callable 10/1/08 @ 101.....................      1,955,000
  2,285,000 Ohio State Building Authority, Series A, 5.38%,
            10/1/12, Callable 10/1/09 @ 101.....................      2,259,294
  2,000,000 Ohio State Infrastructure, Series A, 5.75%, 2/1/11,
            Callable 2/1/10 @ 101...............................      2,075,000
  5,000,000 Ohio State Turnpike Commission, Series A, 5.50%,
            2/15/16, (Insured by FGIC)..........................      4,850,000
                                                                   ------------
                                                                     12,148,674
                                                                   ------------

            Oklahoma (1.2%):
  3,500,000 Tulsa Industrial Authority, University of Tulsa,
            Series A, 6.00%, 10/1/16 (Insured by MBIA)..........      3,591,875
                                                                   ------------

            Pennsylvania (3.2%):
  2,000,000 Allegheny County Airport Revenue, (AMT), 5.00%,
            1/1/02 (Insured by MBIA)............................      2,010,000
  4,230,000 Chartiers Valley Joint School, ETM, 6.15%, 3/1/07...      4,415,063
  3,000,000 Philadelphia Parking Facility, Series A, 5.13%,
            2/15/24, Callable 2/15/09 @ 101, (Insured by
            AMBAC)..............................................      2,580,000
  1,000,000 Southeastern Pennsylvania Transportation Authority,
            Series B, 5.25%, 3/1/18, Callable 3/1/09 @ 101,
            (Insured by FGIC)...................................        910,000
                                                                   ------------
                                                                      9,915,063
                                                                   ------------

            Puerto Rico (1.7%):
  3,055,000 Puerto Rico Commonwealth Aqueduct & Sewer Authority,
            6.00%, 7/1/06.......................................      3,219,206
  2,000,000 Puerto Rico Commonwealth Highway & Transportation
            Authority, Highway Revenue, Series X, 4.90%,
            7/1/01..............................................      2,010,000
                                                                   ------------
                                                                      5,229,206
                                                                   ------------

            Rhode Island (1.3%):
  3,025,000 Rhode Island State, Series A, GO, 5.50%, 8/1/04
            (Insured by MBIA)...................................      3,108,188
  1,000,000 State Depositors Economic Protection Corp., Series
            B, Special Obligation, 5.20%, 8/1/03 (Insured by
            MBIA)...............................................      1,013,750
                                                                   ------------
                                                                      4,121,938
                                                                   ------------

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Tennessee (0.2%):
 $  600,000 Shelby County Tennessee Health & Education, St.
            Jude's Children's Research, 4.65%, 7/1/04...........   $    589,500
                                                                   ------------

            Texas (9.4%):
    400,000 Arlington Permanent Improvements, GO, 5.38%,
            8/15/08, Callable 8/15/06 @ 100.....................        405,000
    400,000 Brownsville Texas Independent School District, GO,
            7.25%, 8/15/04, PSF -- GTD..........................        439,500
  2,250,000 Central Texas Higher Education Authority, Inc.,
            4.85%, 12/1/02, (Guaranteed Student Loans)..........      2,250,000
  2,245,000 Dallas Independent School District, GO, 5.40%,
            8/15/03, PSF -- GTD.................................      2,301,125
  1,500,000 Houston Water & Sewer System Revenue, Junior Lien,
            Series C, 5.75%, 12/1/03 (Insured by MBIA)..........      1,554,375
  1,000,000 Houston Water & Sewer System Revenue, Prior Lien,
            Series A, 7.00%, 12/1/01 (Insured by AMBAC).........      1,046,250
  2,700,000 Laredo Texas Independent School District, 6.00%,
            8/1/12, Callable 8/1/09 @ 100,
            PSF -- GTD..........................................      2,801,250
  1,050,000 Round Rock Independent School District, GO, 5.25%,
            2/15/05, PSF -- GTD.................................      1,067,063
  2,100,000 San Antonio Electric & Gas, 5.25%, 2/1/11, Callable
            2/1/09 @ 101........................................      2,071,125
  2,980,000 San Antonio Texas Water Revenue, Unrefunded Balance,
            6.30%, 5/15/04, Callable 5/15/02 @ 102 (Insured by
            FGIC)...............................................      3,143,900
  5,595,000 Texas State Public Finance Authority, Series A, GO,
            6.50%, 10/1/04......................................      5,993,643
  4,450,000 Texas State, Series A, GO, 5.70%, 10/1/03...........      4,605,749
  1,015,000 University of Texas, University Revenue, Series A,
            6.60%, 8/15/02, Callable 8/15/01 @ 102..............      1,065,750
                                                                   ------------
                                                                     28,744,730
                                                                   ------------

            Virginia (1.6%):
  4,675,000 Metropolitan Washington DC Airports, 5.50%,
            10/1/05.............................................      4,786,031
                                                                   ------------

            Washington (4.5%):
  1,010,000 Port Tacoma Washington, (AMT), 4.90%, 12/1/07,
            (Insured by AMBAC)..................................        980,963
  1,125,000 Tacoma Washington Electric Systems Revenue, 6.00%,
            1/1/06, (Insured by AMBAC)..........................      1,182,656
  1,570,000 Tacoma Washington Electric Systems Revenue, Pre-
            Refunded, 6.00%, 1/1/06, (Insured by AMBAC).........      1,652,425
  1,000,000 Washington State, Motor Vehicle Fuel Tax, R-92D, GO,
            6.25%, 9/1/07.......................................      1,072,500
  8,000,000 Washington State, Series A, GO, 5.50%, 9/1/05,
            Callable 9/1/04 @ 100...............................      8,199,999

                                   Continued

                                  Intermediate Tax-Free Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

 Shares or
 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Washington (continued)
 $  850,000 Washington State, Series III-H, Motor Vehicle Fuel
            Tax, 5.75%, 9/1/12..................................   $    865,938
                                                                   ------------
                                                                     13,954,481
                                                                   ------------

            Wisconsin (0.8%):
  2,500,000 Milwaukee County Revenue, Series B, 4.35%, 6/1/29,
            Mandatory put 12/1/04 @ 100, (LOC: First National
            Bank)...............................................      2,500,000
                                                                   ------------

            Wyoming (0.3%):
  1,000,000 Campbell County School District, No. 001 Gillette,
            GO, 5.15%, 6/1/02...................................      1,015,000
                                                                   ------------
            Total Municipal Bonds...............................    300,473,561
                                                                   ------------

 INVESTMENT COMPANIES (0.4%):
  1,297,334 Dreyfus Tax Exempt Money Market Fund................      1,297,334
                                                                   ------------
            Total Investment Companies..........................      1,297,334
                                                                   ------------
 Total Investments (Cost $297,771,256) (a) -- 98.4%..............   301,770,895
 Other assets in excess of liabilities -- 1.6%...................     4,922,823
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $306,693,718
                                                                   ============

-------
(a) Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $ 6,549,147
   Unrealized depreciation.........................................  (2,549,508)
                                                                    -----------
   Net unrealized appreciation..................................... $ 3,999,639
                                                                    ===========

 * Variable rate security. Rate presented represents rate in effect at December 31, 1999. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
PSF -- GTD -- Permanent School Fund Guarantee

                       See Notes to Financial Statements.

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

[LOGO OF KENT FUNDS]

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 ALTERNATIVE MINIMUM TAX PAPER (3.5%):
            Colorado (1.8%):
 $1,580,000 Denver City & County Airport Revenue, Series C,
            (AMT), 6.75%, 11/15/22, Callable 11/15/02 @ 102.....   $  1,599,750
    650,000 Denver City & County Airport Revenue, Series C,
            (AMT), 6.75%, 11/15/22, Prerefunded 11/15/02 @ 102..        695,500
                                                                   ------------
                                                                      2,295,250
                                                                   ------------

            Louisiana (0.9%):
  1,000,000 Louisiana Housing Finance Agency, Single Family
            Mortgage Revenue, 6.40%, 12/1/30, Callable 6/1/09 @
            101, (GNMA/FNMA)....................................      1,041,250
                                                                   ------------

            Oklahoma (0.8%):
  1,000,000 Tulsa International Airport, 5.50%, 6/1/10, (Insured
            by FGIC)............................................      1,017,500
                                                                   ------------
            Total Alternative Minimum Tax Paper.................      4,354,000
                                                                   ------------

 MUNICIPAL BONDS (94.7%):
            Arizona (1.0%):
  1,305,000 Phoenix Arizona Civic Improvement Corporate Tax,
            5.75%, 7/1/16, Callable 7/1/09 @ 101................      1,293,581
                                                                   ------------

            California (5.6%):
  1,000,000 Anaheim Public Financing Authority, Lease Revenue,
            Public Improvements Project, Series A,
            6.00%, 9/1/24 (Insured by FSA)......................      1,020,000
  1,400,000 California State, GO, 7.00%, 6/1/05.................      1,540,000
  2,000,000 California State, GO, 6.25%, 9/1/12.................      2,170,000
  2,000,000 Orange County, Series A, 6.00%, 6/1/10 (Insured by
            MBIA)...............................................      2,132,500
                                                                   ------------
                                                                      6,862,500
                                                                   ------------
            Colorado (3.5%):
  3,000,000 Arapahoe County, Colorado School District, No. 5,
            5.50%, 12/15/18, Callable 12/15/09 @ 100............      2,857,500
    400,000 Colorado Housing Finance Authority, 4.25%, 10/1/05..        392,000
  1,000,000 E-470 Public Highway Authority Revenue,
            Series C, 6.00%, 9/1/07 (Insured by MBIA)...........      1,053,750
                                                                   ------------
                                                                      4,303,250
                                                                   ------------
            Georgia (10.6%):
  5,000,000 Atlanta Water & Wastewater Revenue, 5.50%, 11/1/18
            (Insured by FGIC)...................................      4,793,750
  2,500,000 Forsyth County, Georgia School District, 5.75%,
            2/1/18, Callable 2/1/10 @ 102 ......................      2,475,000
  1,000,000 Georgia State, Series B, GO, 5.95%, 3/1/08..........      1,061,250
  2,610,000 Georgia State, Series D, GO, 5.80%, 11/1/16,
            Callable 11/1/09 @ 102..............................      2,642,625
  2,095,000 Private Colleges & Universities Authority, Emory
            University Project, Series A, 5.38%, 11/1/17,
            Callable 11/1/09 @ 101 .............................      1,992,869

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Georgia (continued)
 $  175,000 Private Colleges & Universities Authority, Mercer
            University Project, Series A, 4.75%, 10/1/11,
            Callable 10/1/09 @ 101..............................   $    160,781
                                                                   ------------
                                                                     13,126,275
                                                                   ------------

            Hawaii (0.8%):
    200,000 Honolulu City & County, Series A, ETM, GO, 5.75%,
            4/1/10..............................................        207,750
    800,000 Honolulu City & County, Series A, 5.75%, 4/1/10.....        823,000
                                                                   ------------
                                                                      1,030,750
                                                                   ------------

            Illinois (6.4%):
  2,000,000 Chicago Metropolitan, Water Reclamation District,
            Capital Improvement, GO, 5.50%, 12/1/10.............      2,022,500
  1,000,000 Chicago Public Building Commission, Series A, ETM,
            7.00%, 1/1/20 (Insured by MBIA).....................      1,141,250
  2,000,000 Chicago School Finance Authority, Series A, GO,
            4.90%, 6/1/05, Callable 6/1/04 @ 102 (Insured by
            MBIA)...............................................      1,995,000
  1,750,000 Chicago Single Family Mortgage Revenue, Series A,
            (AMT), 4.70%, 10/1/17, Callable 4/1/09 @ 102........      1,710,625
  1,000,000 Illinois State Sales Tax, Series S, 5.00%, 6/15/08..        988,750
                                                                   ------------
                                                                      7,858,125
                                                                   ------------

            Indiana (2.5%):
  2,000,000 Indiana Municipal Power Supply Agency, System
            Revenue, Series B, 6.00%, 1/1/13 (Insured by MBIA)..      2,057,500
  1,000,000 Indiana Transportation Finance Authority, Highway
            Revenue, Series A, 5.75%, 6/1/12 (Insured by
            AMBAC)..............................................      1,018,750
                                                                   ------------
                                                                      3,076,250
                                                                   ------------

            Iowa (1.8%):
  2,055,000 Iowa Finance Authority, Private College Revenue,
            Drake University Project, 6.50%, 12/1/11 (Insured by
            MBIA)...............................................      2,255,363
                                                                   ------------

            Kentucky (2.5%):
  2,000,000 Louisville & Jefferson County Kentucky Sewer, 5.63%,
            5/15/16, Callable 11/15/09 @ 101, (Insured by
            FGIC)...............................................      1,952,500
  1,315,000 Louisville & Jefferson County, Metropolitan Sewer
            District, Sewer & Drain System Revenue, Series A,
            5.25%, 5/15/27, Callable 5/15/07 @ 101 (Insured by
            MBIA)...............................................      1,181,856
                                                                   ------------
                                                                      3,134,356
                                                                   ------------


                                   Continued

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Louisiana (0.2%):
 $  315,000 Shreveport LA, GO, 4.00%, 2/1/08 (Insured by FGIC)..   $    289,013
                                                                   ------------

            Massachusetts (3.1%):
  2,370,000 Massachusetts State Port Authority, 5.00%, 7/1/28,
            Callable 7/1/08 @ 101...............................      1,967,100
  1,000,000 Massachusetts State Water, Resource Authority,
            Series B, 5.00%, 12/1/25, Callable 12/1/05 @ 102
            (Insured by MBIA)...................................        837,500
  1,000,000 Massachusetts State, Series B, GO, 5.40%, 11/1/06...      1,023,750
                                                                   ------------
                                                                      3,828,350
                                                                   ------------

            Michigan (15.5%):
  2,000,000 Battle Creek Downtown Development Authority, Tax
            Increment Revenue, 7.30%, 5/1/10, Prerefunded 5/1/04
            @ 102...............................................      2,222,500
  1,300,000 Berkley School District, GO, 7.00%, 1/1/07 (Insured
            by FGIC)............................................      1,441,375
  2,000,000 Detroit Sewage Disposal Revenue, Series B, 6.00%,
            7/1/09 (Insured by MBIA)............................      2,107,500
    930,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 5.50%, 1/1/07,
            Prerefunded 1/1/05 @ 102............................        963,713
  2,000,000 Michigan State Hospital Finance Authority, Sisters
            of Mercy, Series P, 5.25%, 8/15/21, Callable 8/15/03
            @ 102 (Insured
            by MBIA)............................................      1,792,500
  1,300,000 Michigan State Housing Development Authority, Rental
            Housing Revenue, Series A, 5.15%, 4/1/02 (Insured by
            AMBAC)..............................................      1,313,000
  1,000,000 Michigan State South Central Power Agency, Power
            Supply System Revenue, 5.80%, 11/1/05 (Insured by
            MBIA)...............................................      1,042,500
  1,000,000 Michigan State Strategic Fund, Hope Network Project,
            Series B, 5.13%, 9/1/13, Callable 9/1/08 @ 102,
            (LOC: First
            of America).........................................        942,500
  2,000,000 Michigan State Trunk Line, 5.50%, 11/1/16,
            Prerefunded 11/1/06 @ 101 (Insured
            by FGIC)............................................      2,075,000
  2,000,000 Michigan State Trunk Line, Series A,
            5.25%, 11/1/14......................................      1,907,500
  3,400,000 University of Michigan, Hospital Revenue, Series A,
            4.80%*, 1/3/00......................................      3,399,999
                                                                   ------------
                                                                     19,208,087
                                                                   ------------

            Minnesota (2.5%):
  1,700,000 Minneapolis & St. Paul Airport, Series A, 5.13%,
            1/1/25, Callable 1/1/09 @ 101, (Insured by FGIC)....      1,476,875
  1,800,000 Minneapolis & St. Paul Airport, Series A, 5.00%,
            1/1/19, Callable 1/1/08 @ 101.......................      1,579,500
                                                                   ------------
                                                                      3,056,375
                                                                   ------------

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Mississippi (0.3%):
 $  330,000 Mississippi Home Corp. Single Family Mortgage, Class
            4, Series A, 4.80%, 6/1/19, Callable 6/1/09 @ 102...   $    319,688
                                                                   ------------

            Missouri (0.4%):
    335,000 Missouri State, Health & Education Facilities,
            6.50%, 2/15/21, Prerefunded 2/15/06 @ 102...........        366,825
    165,000 Missouri State, Health & Education Facilities, Lake
            of Ozarks General Hospital, 6.50%, 2/15/21, Callable
            2/15/06 @ 102.......................................        163,556
                                                                   ------------
                                                                        530,381
                                                                   ------------

            Nebraska (0.9%):
  1,075,000 Omaha Public Power District,
            5.10%, 2/1/08.......................................      1,070,969
                                                                   ------------
            Nevada (3.4%):
  1,805,000 Clark County School District, GO, 5.75%, 6/15/10,
            Prerefunded 6/15/06 @ 101 (Insured by FGIC).........      1,895,250
  2,000,000 Nevada State, Nevada Municipal Bond Bank, Series A,
            GO, 8.00%, 11/1/05..................................      2,302,500
                                                                   ------------
                                                                      4,197,750
                                                                   ------------

            New Jersey (2.6%):
  1,500,000 New Jersey Economic Development Authority, Market
            Transition Facility Revenue, Senior Lien, 7.00%,
            7/1/04 (Insured by MBIA)............................      1,631,250
  1,500,000 New Jersey State Transportation Trust Fund
            Authority, Transportation System, Series A, 6.00%,
            12/15/06 (Insured by MBIA)..........................      1,588,125
                                                                   ------------
                                                                      3,219,375
                                                                   ------------

            New York (11.3%):
  2,000,000 Metropolitan Transnational Authority, New York,
            Series A, 5.00%, 4/1/23, Callable 4/1/08 @ 101,
            (Insured by FGIC)...................................      1,692,500
  1,350,000 New York City, Municipal Water & Sewer Revenue,
            5.50%, 6/15/24, Callable
            6/15/06 @ 101.......................................      1,226,813
  1,500,000 New York City, Tax Revenue Anticipation Note,
            Livingston Plaza Project, 5.40%, 1/1/18 (Insured by
            FSA)................................................      1,430,625
  2,525,000 New York State Dormatory Authority, 5.50%, 7/1/19,
            Callable 7/1/09 @ 101, (Insured by FSA).............      2,379,812
  2,000,000 New York State Dormatory Authority, 5.13%, 5/15/21,
            Callable 5/15/08 @ 101, (Insured by MBIA)...........      1,760,000
  2,000,000 New York State Local Government Assistance Corp.,
            Series A, 5.38%, 4/1/19, Callable 4/1/07 @ 101,
            (Insured by FSA)....................................      1,854,999
  1,000,000 New York State Thruway Authority, Series 1997 B,
            6.00%, 4/1/07.......................................      1,043,750

                                   Continued

                                  Tax-Free Income Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            New York (continued)
 $1,000,000 Triborough Bridge & Tunnel Authority, 5.00%, 1/1/16,
            Callable 1/1/08 @ 101 (Insured by FGIC).............   $    897,500
    955,000 Westchester County, GO, 5.25%, 11/1/16, Callable
            11/1/09 @ 101.......................................        894,119
    845,000 Westchester County, GO, 5.25%, 11/1/17, Callable
            11/1/09 @ 101.......................................        784,794
                                                                   ------------
                                                                     13,964,912
                                                                   ------------

            Ohio (1.5%):
  2,000,000 Cleveland, Ohio Public Power System, Revenue, Series
            1, 5.13%, 11/15/18, Callable 11/15/06 @ 102,
            (Insured by MBIA)...................................      1,802,500
                                                                   ------------

            Oklahoma (1.7%):
  1,000,000 Grand River Dam Authority, 5.75%, 6/1/08 (Insured by
            FSA)................................................      1,050,000
  1,000,000 Tulsa Industrial Authority, University of Tulsa,
            Series A, 6.00%, 10/1/16
            (Insured by MBIA)...................................      1,026,250
                                                                   ------------
                                                                      2,076,250
                                                                   ------------

            Rhode Island (0.8%):
  1,000,000 Convention Center Authority, Series B, 5.00%,
            5/15/09 (Insured by MBIA)...........................        978,750
                                                                   ------------

            Tennessee (1.0%):
  1,225,000 Tennessee Housing Development Agency, Mortgage
            Finance, Series C, (AMT), 5.95%, 7/1/09, Callable
            7/1/05 @ 102 (Insured by MBIA)......................      1,249,500
                                                                   ------------

            Texas (9.0%):
  1,000,000 Brownsville Utility System, 6.25%, 9/1/11 (Insured
            by AMBAC)...........................................      1,073,750
  1,080,000 Denton Texas Independent School District, 5.50%,
            8/15/13, PSF-GTD....................................      1,084,050
  1,000,000 Harris County, Certificates of Obligation, 6.00%,
            12/15/11............................................      1,058,750
  3,500,000 Houston Texas Independent School District, Series A,
            GO, 5.00%, 2/15/24, Callable 2/15/09 @ 100, PSF-
            GTD.................................................      2,948,750
  3,000,000 Laredo Texas Independent School District, GO, 5.25%,
            8/1/24, Callable 8/1/09 @100, PSF-GTD...............      2,658,750
  2,000,000 Texas City Industrial Development Corp., Marine
            Terminal Revenue, Arco Pipeline Co. Project, 7.38%,
            10/1/20.............................................      2,327,500
                                                                   ------------
                                                                     11,151,550
                                                                   ------------

            Utah (2.2%):
  2,175,000 Intermountain Power Agency, Utah Power Supply,
            Series D, 5.00%, 7/1/23, Callable 7/1/06 @ 102......      1,835,156

 Shares or
 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Utah (continued)
 $1,000,000 St. George, Parks & Recreational Facilities, GO,
            5.38%, 8/1/21, Callable 8/1/07 @ 101 (Insured by
            FGIC)...............................................   $    923,750
                                                                   ------------
                                                                      2,758,906
                                                                   ------------

            Washington (2.9%):
  1,000,000 Douglas County Public Utility District No. 001,
            Electric Distribution System, 5.90%, 1/1/11,
            Callable 1/1/05 @ 102 (Insured by MBIA).............      1,026,250
  2,500,000 Port Seattle Limited Tax, GO, (AMT), 5.35%, 5/1/04..      2,534,375
                                                                   ------------
                                                                      3,560,625
                                                                   ------------

            Wyoming (0.7%):
    925,000 Green River-Sweetwater County, Board Revenue, Series
            B, 4.50%, 3/1/14, Callable 3/1/05 @ 100 (Insured by
            FSA)................................................        914,594
                                                                   ------------
            Total Municipal Bonds...............................    117,118,025
                                                                   ------------

 INVESTMENT COMPANIES (0.4%):
    451,455 Dreyfus Tax Exempt Money Market Fund................        451,455
                                                                   ------------
            Total Investment Companies..........................        451,455
                                                                   ------------
 Total Investments (Cost $121,848,930) (a) -- 98.6%..............   121,923,480
 Other assets in excess of liabilities -- 1.4%...................     1,682,631
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $123,606,111
                                                                   ============

-------
(a) Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $ 1,569,684
   Unrealized depreciation.........................................  (1,495,134)
                                                                    -----------
   Net unrealized appreciation..................................... $    74,550
                                                                    ===========

 * Variable rate security. Rate presented represents rate in effect at December 31, 1999. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corp.
FNMA -- Fannie Mae
FSA -- Financial Security Assurance
GNMA -- Ginnie Mae
GO -- General Obligation
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
PSF-GTD -- Permanent School Fund Guarantee

                       See Notes to Financial Statements.

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (98.3%):
            Michigan (95.5%):
 $1,130,000 Allegan Sanitary Sewer System, (AMT), 5.45%,
            11/1/02.............................................   $  1,134,238
  2,000,000 Battle Creek Downtown Development Authority, Tax
            Increment Revenue, 6.90%, 5/1/04....................      2,120,000
  1,000,000 Bay City Electric Utility Revenue, 5.15%, 1/1/07
            (Insured by AMBAC)..................................        998,750
    635,000 Bishop International Airport Authority, 4.88%,
            12/1/01.............................................        633,413
  1,000,000 Brighton Michigan Area School District, GO, 4.30%,
            5/1/07, (Insured by FSA)............................        952,500
  2,450,000 Brighton Michigan Area School District, 5.13%,
            5/1/08, (Insured by FSA)............................      2,443,874
    260,000 Chippewa County Hospital Finance Authority, 4.60%,
            11/1/00.............................................        259,672
  1,000,000 Chippewa Valley School District, GO, 6.38%, 5/1/05,
            Prerefunded 5/1/01 @ 101.5 (Insured by FGIC)........      1,038,750
  1,700,000 Clintondale Community School District GO, 4.65%,
            5/1/03..............................................      1,695,750
    965,000 Dearborn Sewage Disposal System, 6.90%, 4/1/02
            (Insured by MBIA)...................................      1,010,838
  1,630,000 Detroit Michigan City School District, 3.90%, 5/1/03
            (Insured by MBIA)...................................      1,587,213
  1,000,000 Detroit Michigan City School District, 3.90%,
            11/1/03 (Insured by MBIA)...........................        970,000
  1,000,000 Detroit Michigan UTGO Series A, 3.90%, 4/1/02.......        975,000
  1,000,000 Detroit, GO, 5.00%, 4/1/04 (Insured by FGIC)........      1,008,750
    750,000 Detroit, GO, 6.00%, 4/1/06 (Insured by FGIC)........        789,375
  1,570,000 Detroit, Local Development Finance Authority, Tax
            Increment Revenue, 5.25%, 5/1/07....................      1,556,263
  1,730,000 Dexter Community School District, GO, 6.25%, 5/1/07
            (Insured by FGIC)...................................      1,853,263
  2,000,000 East China Township School District, GO, 6.00%,
            5/1/02, Prerefunded 5/1/01 @ 102....................      2,077,500
  1,000,000 Eastern Michigan University, GO, 5.80%, 6/1/01
            (Insured by AMBAC)..................................      1,018,750
    445,000 Farmington Hills Economic Development Corp. Revenue,
            Botsford Continuing Care, Series A, 5.10%, 2/15/04
            (Insured by MBIA)...................................        448,338
    470,000 Farmington Hills Economic Development Corp. Revenue,
            Botsford Continuing Care, Series A, 5.20%, 2/15/05
            (Insured by MBIA)...................................        472,938
    740,000 Grand Haven Area Public Schools, 5.45%, 5/1/04,
            Prerefunded 5/1/03 @ 102, (Insured by MBIA).........        768,675
    260,000 Grand Haven Area Public Schools, 5.45%, 5/1/04,
            Callable 5/1/03 @ 102, (Insured by MBIA)............        266,825

 Principal                         Security                            Market
   Amount                        Description                           Value
 ---------                       -----------                           ------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $  510,000 Grand Rapids Charter Township Michigan, 4.10%,
            7/1/02...............................................   $    501,075
  1,250,000 Greater Detroit Resource Recovery Authority, Series
            B, 5.00%, 12/13/02 (Insured by AMBAC)................      1,260,938
    750,000 Howell Michigan Public School, GO, 5.50%, 5/1/08,
            (Insured by MBIA)....................................        766,875
  1,250,000 Huron Valley School District, GO, 7.10%, 5/1/08,
            Prerefunded 5/1/01 @ 102 (Insured by FGIC)...........      1,315,625
    750,000 Kalamazoo Hospital Finance Authority Revenue, Bronson
            Methodist Hospital, 5.50%, 5/15/08 (Insured by
            MBIA)................................................        758,438
  1,810,000 Kalamazoo Hospital Finance Authority, Refunding &
            Improvement, Bronson Methodist Hospital, 4.95%,
            5/15/02 (Insured by MBIA)............................      1,821,313
  1,000,000 Kalamazoo Hospital Finance Authority, Refunding &
            Improvement, Bronson Methodist Hospital, 5.25%,
            5/15/05 (Insured by MBIA)............................      1,010,000
  1,295,000 Kenowa Hills Public Schools, GO, 5.50%, 5/1/05.......      1,328,994
    500,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 5.25%, 1/1/04..........        504,375
    505,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 5.30%, 1/1/05..........        510,681
    645,000 Kent County Airport Facility, Kent County
            International Airport, (AMT), 4.30%, 1/1/05 (Insured
            by MBIA).............................................        620,813
  1,150,000 Kent Hospital Finance Authority, Butterworth
            Hospital, 4.90%, 1/15/05.............................      1,135,625
  2,000,000 Lake Orion Community School District, GO, 6.20%,
            5/1/04 (Insured by AMBAC)............................      2,110,000
  1,000,000 Lansing Board of Water & Light, Series A, 4.85%,
            7/1/07...............................................        981,250
  1,000,000 Lansing Board of Water & Light, Series A, 5.50%,
            1/1/08...............................................      1,020,000
  1,684,445 Michigan Department of State Police Lease, 4.95%,
            3/10/02(b)...........................................      1,661,283
  1,265,000 Michigan Higher Education Facility Authority --
             Thomas M. Cooley Law School, 4.75%, 5/1/07, (LOC:
            National City).......................................      1,211,238
  2,525,000 Michigan Higher Education Student Loan Authority
            Revenue, (AMT), 5.00%, 3/1/07, (Insured by AMBAC)....      2,480,812
  1,020,000 Michigan Municipal Bond Authority, Local Government
            Loan Program, Qualified School, 6.35%, 5/15/01.......      1,044,225
  1,000,000 Michigan Municipal Bond Authority, Pooled Projects,
            Series B, 5.10%, 10/1/04.............................      1,012,500
  2,000,000 Michigan Municipal Bond Authority, State Revolving
            Fund, 5.50%, 10/1/06.................................      2,057,500

                                   Continued

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $  750,000 Michigan Public Power Agency, Belle River Project,
            Series A, 5.70%, 1/1/03.............................   $    770,625
  1,000,000 Michigan State Building Authority, Series I, 4.25%,
            10/15/05............................................        957,500
  1,010,000 Michigan State Building Authority, Series I, 4.75%,
            10/15/08............................................        974,650
  1,000,000 Michigan State Building Authority, Series II, 6.10%,
            10/1/01.............................................      1,027,500
  3,000,000 Michigan State Comprehensive Transportation, Series
            B, 5.63%, 5/15/03, Callable 5/15/02 @ 102...........      3,078,749
  1,855,000 Michigan State Hospital Finance Authority, Bay
            Medical Center, Series A, 5.38%, 7/1/06 (Insured by
            FSA)................................................      1,878,188
  1,940,000 Michigan State Hospital Finance Authority, Daughters
            of Charity National Health System, 4.80%, 11/1/17,
            Prerefunded 11/1/04 @ 100...........................      1,930,300
  2,000,000 Michigan State Hospital Finance Authority, McLaren
            Obligated Group, Series A, 5.75%, 10/15/03..........      2,037,500
    370,000 Michigan State Hospital Finance Authority, Memorial
            Healthcare Center, 4.40%, 11/15/01..................        364,913
  1,500,000 Michigan State Hospital Finance Authority, Mercy
            Health Services, Series S, 6.00%, 8/15/06...........      1,554,375
  1,000,000 Michigan State Hospital Finance Authority, Sisters
            of Mercy Health Corp. Bond 1993, Series F, 4.60%,
            8/15/02 (Insured by MBIA)...........................        998,750
  1,000,000 Michigan State Hospital Finance Authority, St. John
            Hospital & Medical Center, 5.00%, 5/15/05 (Insured
            by AMBAC)...........................................      1,005,000
  2,680,000 Michigan State Housing Development Authority, Rental
            Housing Revenue, Series A, (AMT), 5.25%, 10/1/01
            (Insured by MBIA)...................................      2,703,449
  3,270,000 Michigan State Underground Storage, Tank Financial
            Assurance Authority, Series I, 6.00%, 5/1/06
            (Insured by AMBAC)..................................      3,437,587
    505,000 Michigan Strategic Fund, Clark Retirement Community
            Project, 4.50%, 6/1/03..............................        490,481
    520,000 Michigan Strategic Fund, Clark Retirement Community
            Project, 4.60% 6/1/04                                       495,950
    610,000 Michigan Strategic Fund, Clark Retirement Community
            Project, 4.85%, 6/1/07..............................        562,725
    615,000 Michigan Strategic Fund, Hope Network Project,
            Series B, 4.75%, 9/1/07, (LOC: First of America)....        591,938
  1,000,000 Mount Clemens Community School District, GO, 6.60%,
            5/1/20, Prerefunded 5/1/02 @ 102 (Insured by MBIA)..      1,061,250
  1,405,000 Oakland County Economic Development Corp., Boardwalk
            Shopping Center, 4.38%, 1/1/09, Mandatory Put,
            7/1/03 @ 100, (LOC: Banc One).......................      1,405,000

 Shares or
 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------                       -----------                          ------

 MUNICIPAL BONDS (continued)
            Michigan (continued)
 $1,040,000 Oakland County Economic Development Corp., Sugartree
            Shopping Center, 4.38%, 1/1/14, Mandatory Put,
            7/1/03 @ 100, (LOC: Banc One).......................   $  1,040,000
  2,000,000 Oakland County Michigan Development Corp, 6.38%,
            11/1/14, Prerefunded 11/1/04 @ 100..................      2,130,000
    900,000 Oakland Washtenaw County Community College, 6.65%,
            5/1/11, Callable 5/1/02 @ 102.......................        955,125
    100,000 Oakland Washtenaw County Community College, 6.65%,
            5/1/11, Prerefunded 5/1/02 @ 100....................        106,125
  3,000,000 Okemos Public School District, Series I, GO, 6.90%,
            5/1/11, Prerefunded 5/1/01 @ 102....................      3,149,999
    735,000 Reeths-Puffer Schools, GO, 6.75%, 5/1/01 (Insured by
            FGIC)...............................................        756,131
    750,000 Reeths-Puffer Schools, GO, 6.25%, 5/1/02 (Insured by
            FGIC)...............................................        777,188
  2,000,000 Rockford Public Schools, GO, 7.38%, 5/1/19,
            Prerefunded 5/1/00 @ 101............................      2,040,880
  1,330,000 Romulus Michigan Community Schools, GO, 5.63%,
            5/1/08, (Insured by FGIC)...........................      1,369,900
  2,500,000 University of Michigan, University Revenue, Series
            A, 4.80%*, 1/3/00...................................      2,499,999
  2,035,000 Walled Lake Consolidated School District, GO, 4.70%,
            5/1/01..............................................      2,042,631
  2,235,000 Walled Lake Consolidated School District, GO, 4.80%,
            5/1/02..............................................      2,243,380
  1,025,000 Washtenaw Community College, GO, 4.70%, 4/1/03
            (Insured by FGIC)...................................      1,023,719
    550,000 Wayne County Downriver System Sewer Disposal, GO,
            3.75%, 5/1/00.......................................        548,779
  1,750,000 Western Michigan University, Series A, 6.50%,
            7/15/01, Prerefunded 7/15/01 @ 102 (Insured by
            AMBAC)..............................................      1,835,313
  1,000,000 Wyandotte Electric Revenue, 6.20%, 10/1/03 (Insured
            by MBIA)............................................      1,051,250
                                                                   ------------
                                                                    102,091,084
                                                                   ------------

            Puerto Rico (2.8%):
  3,000,000 Puerto Rico Commonwealth Highway & Transportation
            Authority, Highway Revenue, Series X, 4.90%,
            7/1/01..............................................      3,015,000
                                                                   ------------
            Total Municipal Bonds...............................    105,106,084
                                                                   ------------
 INVESTMENT COMPANIES (0.6%):
    673,339 Dreyfus Tax Exempt Money Market Fund................        673,339
                                                                   ------------
            Total Investment Companies..........................        673,339
                                                                   ------------
 Total Investments (Cost $105,761,331) (a) -- 98.9%..............   105,779,423
 Other assets in excess of liabilities -- 1.1%...................     1,205,782
                                                                   ------------
 TOTAL NET ASSETS -- 100.0%......................................  $106,985,205
                                                                   ============


                                   Continued

                                  Michigan Municipal Bond Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

-------
(a) Represents cost for Federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $ 1,015,555
   Unrealized depreciation.........................................    (997,463)
                                                                    -----------
   Net unrealized appreciation..................................... $    18,092
                                                                    ===========

(b) Illiquid security.
 * Variable rate security. Rate presented represents rate in effect at December 31, 1999. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
FGIC -- Financial Guaranty Insurance Corp.
FSA -- Financial Security Assurance
GO -- General Obligation
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                        Security                          Amortized
   Amount                         Description                           Cost
  ---------                       -----------                        ---------

 BANK NOTES (2.0%):
 $ 5,000,000 Fifth Third Bank Notes, 5.97%, 1/28/00..............   $  5,000,000
   8,000,000 Wacovia, 4.90%, 1/10/00.............................      7,999,875
                                                                    ------------
             Total Bank Notes....................................     12,999,875
                                                                    ------------

 CERTIFICATES OF DEPOSIT (4.6%):
             Banking (4.6%):
   5,000,000 First Union, 5.87%, 2/28/00.........................      5,000,000
  10,000,000 First Union, 5.95%, 3/31/00.........................     10,000,000
   5,000,000 First Union, 5.92%, 5/30/00.........................      5,000,000
   5,000,000 LaSalle Bank NA, 4.97%, 2/1/00......................      4,999,836
   5,000,000 Mellon Bank, 5.85%, 3/23/00.........................      5,000,000
                                                                    ------------
             Total Certificates of Deposit.......................     29,999,836
                                                                    ------------

 COMMERCIAL PAPER (29.3%):
             Agriculture (3.9%):
  10,000,000 Cargill Inc., 5.70%, 1/13/00........................      9,981,000
  10,000,000 Cargill Inc., 5.92%, 1/14/00........................      9,978,622
   6,000,000 Cargill Inc., 5.40%, 1/14/00........................      5,988,300
                                                                    ------------
                                                                      25,947,922
                                                                    ------------

             Automotive (8.7%):
   5,000,000 Daimler Chrysler, 5.98%, 1/18/00....................      4,985,881
   5,000,000 Daimler Chrysler, 5.83%, 2/25/00....................      4,955,465
   5,000,000 Daimler Chrysler, 5.70%, 3/15/00....................      4,941,417
   5,000,000 Daimler Chrysler, 5.68%, 5/25/00....................      4,885,611
   5,000,000 Ford Motor Credit Co., 6.48%, 1/12/00...............      4,990,100
   5,000,000 Ford Motor Credit Co., 5.74%, 1/14/00...............      4,989,636
   6,000,000 General Motors Acceptance Corp., 5.95%, 1/27/00.....      5,974,217
   5,000,000 General Motors Acceptance Corp., 5.50%, 2/8/00......      4,970,972
   7,423,000 General Motors Acceptance Corp., 5.72%, 2/11/00.....      7,374,643
   5,000,000 General Motors Acceptance Corp., 5.82%, 2/18/00.....      4,961,200
   5,000,000 General Motors Acceptance Corp., 5.70%, 3/30/00.....      4,929,542
                                                                    ------------
                                                                      57,958,684
                                                                    ------------

             Banking & Finance (6.1%):
   5,000,000 J P Morgan, 5.44%, 1/19/00..........................      4,986,400
   5,000,000 J P Morgan, 5.57%, 2/1/00...........................      4,976,018
  10,000,000 J P Morgan, 5.97%, 2/17/00..........................      9,922,058
   5,000,000 National Australia, 6.01%, 1/18/00..................      4,985,810
   5,000,000 National Australia, 5.75%, 1/19/00..................      4,985,625
   5,000,000 National Australia, 5.76%, 1/31/00..................      4,976,000
   5,000,000 National Australia, 5.94%, 2/4/00...................      4,971,950
                                                                    ------------
                                                                      39,803,861
                                                                    ------------

             Broadcasting/Cable (1.5%):
  10,000,000 Gannett Company Inc., 5.95%, 1/21/00................      9,966,944
                                                                    ------------

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 COMMERCIAL PAPER (continued)
             Electrical & Electronic (1.5%):
 $10,000,000 Motorola, 5.00%, 1/5/00............................   $  9,994,444
                                                                   ------------

             Finance (5.0%):
   5,000,000 General Electric Capital Corp., 4.91%, 1/24/00.....      4,984,316
   5,000,000 General Electric Capital Corp., 5.48%, 1/25/00.....      4,981,733
   5,000,000 General Electric Capital Corp., 5.78%, 2/18/00.....      4,961,467
   5,000,000 General Electric Capital Corp., 5.82%, 2/23/00.....      4,957,158
   5,000,000 General Electric Capital Corp., 5.83%, 3/21/00.....      4,935,222
   5,000,000 General Electric Capital Corp., 5.70%, 4/10/00.....      4,920,833
   3,000,000 Nestle Capital Corp., 4.45%, 1/4/00................      2,998,888
                                                                   ------------
                                                                     32,739,617
                                                                   ------------

             Industrial Goods & Services (2.3%):
   5,000,000 DuPont, 5.76%, 1/20/00.............................      4,984,800
   5,000,000 DuPont, 5.76%, 1/25/00.............................      4,980,800
   5,000,000 DuPont, 5.73%, 2/9/00..............................      4,968,963
                                                                   ------------
                                                                     14,934,563
                                                                   ------------

             Pharmaceuticals (0.3%):
   2,000,000 Abbott Laboratories, 5.25%, 1/20/00................      1,994,458
                                                                   ------------
             Total Commercial Paper.............................    193,340,493
                                                                   ------------

 CORPORATE NOTES & BONDS (2.5%):
             Automotive (0.8%):
   5,000,000 Ford Motor Credit Co., 5.73%, 2/23/00..............      5,004,788
                                                                   ------------

             Industrial Goods & Services (0.5%):
   3,505,000 DuPont, 9.15%, 4/15/00.............................      3,533,326
                                                                   ------------

             Retail (1.2%):
   8,000,000 Wal-Mart, 5.65%, 2/1/00............................      7,996,173
                                                                   ------------
             Total Corporate Notes & Bonds......................     16,534,287
                                                                   ------------

 DEMAND NOTES (25.2%):
             Agriculture (0.1%):
     975,000 The Economic Development Corp. of the County of
             Marquette, 6.65%*, 1/5/00 (LOC: NBD Bank)..........        975,000
                                                                   ------------

             Finance (6.9%):
  20,027,000 Capital One Funding Corp., 6.60%*, 1/6/00, (LOC:
             Bank One)..........................................     20,027,000
   4,145,000 Labelle Capital Funding L.L.C., 6.55%*, 1/6/00
             (LOC: First of America Bank -- Michigan)...........      4,145,000

                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 DEMAND NOTES (continued)
             Finance (continued)
 $ 3,740,000 Macroe Properties, Inc., 6.60%*,1/6/00 (LOC:
             Huntington Bank)...................................   $  3,740,000
   2,285,000 Patt's Enterprises L.L.C., 6.55%*, 1/5/00 (LOC:
             Huntington National Bank)..........................      2,285,000
   9,475,000 PRD Finance L.L.C., 6.77%*, 1/6/00 (LOC: First of
             America Bank -- Michigan)..........................      9,475,000
   5,000,000 Sheperd Capital L.L.C., 6.55%*, 1/6/00 (LOC:
             Comerica Bank).....................................      5,000,000
                                                                   ------------
                                                                     44,672,000
                                                                   ------------

             Health Care (4.6%):
   3,930,000 Adena Health System, 6.75*, 1/5/00, (LOC: Fifth
             Third Bank)........................................      3,930,000
   8,000,000 American Healthcare Funding L.L.C., 6.55%*,
             1/6/00.............................................      8,000,000
   1,950,000 Butler County Surgical Properties, 6.50%*, 1/6/00..      1,950,000
   3,750,000 Excel Health Services, Inc., 6.75%*, 1/6/00........      3,750,000
   3,350,000 Idaho Associates L.L.C., 6.55%*, 1/6/00 (LOC:
             LaSalle National Bank).............................      3,350,000
   7,635,000 Reynolds Road Fitness Center, Inc, 6.50%*, 1/6/00
             (LOC: Fifth Third Bank)............................      7,635,000
   1,810,000 Riverview Medical Office Building, 6.77%*, 1/6/00
             (LOC: National City Bank)..........................      1,810,000
                                                                   ------------
                                                                     30,425,000
                                                                   ------------

             Machinery & Equipment (0.6%):
   4,000,000 SGS Tool Co., 6.65%*, 1/6/00.......................      4,000,000
                                                                   ------------

             Manufacturing -- Capital Goods (2.9%):
     300,000 American Mfg. Co., Inc., Series 1997, 6.50%*,
             1/6/00 (LOC: Mellon Bank)..........................        300,000
   5,805,000 Buckeye Corrugated, Inc., 6.75%*, 1/5/00 (LOC:
             Keybank)...........................................      5,805,000
   3,100,000 City of Cloquet, Minnesota Taxable Industrial Bond,
             6.60%*, 1/5/00 (LOC: Credit Suisse)................      3,100,000
   4,260,000 Jackson Tube Service, Inc., 6.75%*, 1/6/00.........      4,260,000
   1,500,000 Laird's Auto Glass & Trim, Inc., 6.62%*, 1/6/00
             (LOC: Michigan National Bank)......................      1,500,000
   1,500,000 Neenah Wisconsin Industrial Development, 6.60%*,
             1/5/00 (LOC: Banc One Capital).....................      1,500,000
     165,000 Ordeal Properties L.L.C., 6.75%*, 1/5/00 (LOC:
             Keybank)...........................................        165,000
   2,540,000 White Mountain Imaging, 6.75%*, 1/5/00 (LOC:
             Keybank)...........................................      2,540,000
                                                                   ------------
                                                                     19,170,000
                                                                   ------------

             Real Estate (8.3%):
   4,000,000 Chesterwood Village Realty, 6.50%*, 1/6/00 (LOC:
             Fifth Third Bank)..................................      4,000,000

  Principal                       Security                        Amortized
   Amount                       Description                          Cost
  ---------                     -----------                       ---------

 DEMAND NOTES (continued)
             Real Estate (continued)
 $ 6,290,000 GTB Properties L.L.C., 6.65%*, 1/5/00 (LOC:
             Michigan National Bank)..........................   $  6,290,000
   4,325,000 Harry W. Albright, Jr., 6.55%*, 1/6/00...........      4,325,000
   3,350,000 HWP Co., Ltd. Project, 6.80%*, 1/6/00 (LOC:
             National City Bank Cleveland, Ohio)..............      3,350,000
   1,265,000 Jefferson Land Development, 6.80%*, 1/6/00.......      1,265,000
  11,650,000 Pittsburgh Technical Institute, 6.80%*, 1/5/00
             (LOC: National City Bank)........................     11,650,000
   2,565,000 Rumpf Development Ltd., 6.75%*, 1/5/00 (LOC:
             Keybank).........................................      2,565,000
  11,400,000 Sharonsville Realty Enterprises, 6.60%*, 1/6/00..     11,400,000
   1,800,000 South Bend MAC, L.P., 6.55%*, 1/6/00 (LOC:
             LaSalle National Bank)...........................      1,800,000
   2,500,000 Town of Caledonia, Wisconsin, 6.60%*, 1/5/00
             (LOC: Banc One Capital)..........................      2,500,000
   4,875,000 Zeigler Realty L.L.C, 6.60%*, 1/6/00 (LOC: First
             of America Bank -- Michigan).....................      4,875,000
                                                                 ------------
                                                                   54,020,000
                                                                 ------------

             Retail -- General Merchandise (0.6%):
   4,000,000 Royal Town Center L.L.C. Project, 6.75%*, 1/5/00
             (LOC: Comerica Bank).............................      4,000,000
                                                                 ------------
             Services (1.2%):
   8,100,000 Mr. K Enterprises, 6.65%*, 1/5/00, (LOC: Bank
             One).............................................      8,100,000
                                                                 ------------
             Total Demand Notes...............................    165,362,000
                                                                 ------------

 MUNICIPAL BONDS -- TAXABLE (6.6%):
             Agriculture (1.0%):
   6,450,000 Port Vancouver WA -- United Grain Corp -- 84a,
             5.10%*, 1/6/00, (LOC: Bank America)..............      6,450,000
                                                                 ------------

             Health Care (2.7%):
   8,070,000 Lee County Florida Industrial Development, Series
             B, 6.53%*, 1/6/00................................      8,070,000
   4,400,000 Maryland State Health & Higher Educational
             Facilities, Series D, 5.35%*, 1/5/00, (LOC: Bank
             America).........................................      4,400,000
   1,970,000 Metropolitan Government, Nashville & Davidson
             County, 5.40%*, 1/5/00, (LOC: Bank America)......      1,970,000
   1,060,000 North Carolina Medical Care Community, 5.40%*,
             1/5/00...........................................      1,060,000
   3,000,000 Snohomish County Washington Public Hospital,
             5.15%*, 1/6/00, (LOC: Bank America)..............      3,000,000
                                                                 ------------
                                                                   18,500,000
                                                                 ------------


                                   Continued

                                  Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 MUNICIPAL BONDS -- TAXABLE (continued)
             Manufacturing -- Consumer Goods (0.6%):
 $ 2,600,000 Polk County Florida, 6.25%*, 1/6/00, (LOC: Bank of
             America)...........................................   $  2,600,000
   1,250,000 Shelbyville Industrial Economic Development,
             5.25%*, 1/5/00.....................................      1,250,000
                                                                   ------------
                                                                      3,850,000
                                                                   ------------

             Real Estate (0.3%):
   2,000,000 Washington State Housing Financial Community,
             5.25%*, 1/5/00.....................................      2,000,000
                                                                   ------------

             Services (1.0%):
   1,400,000 Savannah Georgia Economic Development, 5.40%*,
             1/5/00, (LOC: Bank of America).....................      1,400,000
   5,000,000 South Carolina Jobs -- Economic Development,
             5.50%*, 1/5/00, (LOC: Bank of America).............      5,000,000
                                                                   ------------
                                                                      6,400,000
                                                                   ------------

             Utilities (1.0%):
   1,100,000 Beltrami County Environmental Control, 5.10%*,
             1/3/00.............................................      1,100,000
   1,700,000 Brazos River Texas, 5.10%*, 1/3/00.................      1,700,000
   1,100,000 Florence County, Solid Waste Disposal & Wastewater
             Treatment, 5.40%*, 1/3/00..........................      1,100,000
   2,500,000 Iredell County North Carolina Facilities &
             Pollution, 5.90%*, 1/6/00, (LOC: Bank of America)..      2,500,000
                                                                   ------------
                                                                      6,400,000
                                                                   ------------
             Total Municipal Bonds -- Taxable...................     43,600,000
                                                                   ------------

 MUNICIPAL BONDS (0.4%):
   1,150,000 Atlanta Georgia Urban Residential, 5.50%*, 1/5/00,
             (LOC: Bank of America).............................      1,150,000
   1,300,000 Michigan State Strategic Fund, Phipps Emmett Assoc,
             (AMT), 6.65%*, 1/5/00, (LOC: National Australia
             Bank)..............................................      1,300,000
                                                                   ------------
             Total Municipal Bonds..............................      2,450,000
                                                                   ------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (0.6%):
   4,000,000 Federal Home Loan Bank, 5.01%, 2/3/00..............      4,000,000
                                                                   ------------
             Total U.S. Government Agency Obligations...........      4,000,000
                                                                   ------------

 YANKEE CERTIFICATES OF DEPOSIT (18.4%):
   5,000,000 Bank of Nova Scotia, 4.90%, 1/26/00................      5,000,000
   5,000,000 Bank of Nova Scotia, 5.19%, 2/28/00................      5,000,356
   5,000,000 Bank of Nova Scotia, 5.17%, 2/28/00................      4,999,809
   5,000,000 Bank of Nova Scotia, 5.33%, 3/3/00.................      4,993,191
   5,000,000 Bayerische Landesbank, 5.91%, 1/19/00..............      4,985,225
   5,000,000 Bayerische Hypo-Und Vereinsbank AG, 5.01%, 2/7/00..      4,999,805
   5,000,000 Bayerische Landesbank, 5.82%, 8/3/00...............      4,999,014

  Shares or
  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 YANKEE CERTIFICATES OF DEPOSIT (continued)
 $ 5,000,000 Canadian Imperial Bank of Canada, 5.00%, 1/27/00...   $  4,999,966
   6,000,000 Canadian Imperial Bank of Commerce, 6.48%,
             1/24/00............................................      6,005,524
   5,000,000 Canadian Imperial Bank of Commerce, 5.20%,
             2/29/00............................................      4,999,844
  10,000,000 Dresdner AG, 5.85%, 2/29/00........................     10,000,000
   5,000,000 Landesbank Hessen Thuringen Gironzentale, 5.22%,
             2/29/00............................................      4,999,961
  15,000,000 Landesbank Hessen-Thuringen, 5.19%, 2/29/00........     14,985,263
   5,000,000 National Westminster Bank, 4.98%, 1/7/00...........      5,000,040
   5,000,000 National Westminster Bank, 5.03%, 2/8/00...........      4,994,650
   5,000,000 National Westminster Bank, 5.20%, 5/10/00..........      4,999,117
   5,000,000 Robobank Nederland, 5.03%, 1/13/00.................      4,999,968
   5,000,000 Toronto Dominion, 5.06%, 2/10/00...................      4,999,842
   9,700,000 Toronto Dominion, 5.05%, 2/14/00...................      9,687,511
   5,000,000 Toronto Dominion, 5.13%, 4/28/00...................      4,999,822
                                                                   ------------
             Total Yankee Certificates of Deposit...............    120,648,908
                                                                   ------------

 INVESTMENT COMPANIES (9.7%):
  59,483,729 Dreyfus Cash Management Money Market Fund..........     59,483,729
   3,955,661 Federated Prime Value Obligations Money Market
             Fund...............................................      3,955,661
                                                                   ------------
             Total Investment Companies.........................     63,439,390
                                                                   ------------
 Total Investments
 (Amortized Cost $652,374,789) (a) -- 99.3%......................   652,374,789
 Other assets in excess of liabilities -- 0.7%...................     4,537,003
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $656,911,792
                                                                   ============

-------
(a) Cost for Federal income tax and financial reporting purposes is the same.
 * Variable rate security. Rate presented represents rate in effect at December 31, 1999. Maturity date reflects next rate change date.
AMT -- Alternative Minimum Tax Paper
LOC -- Letter of Credit
PLC -- Public Limited Company

                       See Notes to Financial Statements.

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 MUNICIPAL BONDS (87.8%):
             Illinois (0.2%):
 $   710,000 McHenry Illinois Multifamily Housing Revenue,
             (AMT), 5.70%*, 1/6/00, (LOC: Comerica Bank-
             Illinois)..........................................   $    710,000
                                                                   ------------

             Indiana (0.4%):
   1,060,000 Indiana State Development Financial Authority,
             Covenant High School, (AMT), 5.65%*, 1/6/00, (LOC:
             National City).....................................      1,060,000
                                                                   ------------

             Michigan (82.1%):
   1,090,000 Ann Arbor Public Schools, 7.00%, 5/1/00, Q-SBLF....      1,103,363
     560,000 Central Montcalm Michigan Public Schools, 3.85%,
             5/1/00, QSBLF, (Insured by MBIA)...................        560,000
   5,000,000 City of Dearborn Economic Development Corp., Henry
             Ford Village, 5.55%*, 1/6/00, (LOC: Comerica
             Bank)..............................................      5,000,000
     910,000 Clinton Township Economic Development Corp., Pointe
             Village Square, (AMT), 3.55%*, 2/1/00, (LOC:
             National City).....................................        910,000
   1,600,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series D, 4.80%*, 1/3/00, (LOC: Credit
             Suisse)............................................      1,600,000
   1,000,000 Detroit Michigan City School District, 4.00%,
             6/1/00.............................................      1,003,217
   7,530,000 Detroit Michigan Economic Development Corp.,
             Waterfront Reclamation, (AMT), 5.40%*, 1/6/00,
             (LOC: Bank of America).............................      7,530,000
     500,000 Detroit Michigan Water Supply System, 6.80%,
             7/1/00, (Insured by FGIC)..........................        506,773
   1,000,000 Detroit Michigan Water Supply System, Series A,
             5.00%, 7/1/00, (Insured by MBIA)...................      1,007,507
     400,000 Farmington Hills Michigan Education, Marketing
             Displays, (AMT), 3.90%*, 3/1/00, (LOC: Comerica
             Bank)..............................................        400,000
   7,000,000 Genesee County Economic Development Corp., Rue
             Properties, (AMT), 5.55%*, 1/6/00, (LOC:
             Nationsbank).......................................      7,000,000
     520,000 Grand Rapids Michigan, 4.00%, 10/1/00..............        520,000
     625,000 Howell Michigan Public Schools, 3.85%, 5/1/00,
             (Insured by MBIA)..................................        625,000
   1,000,000 Kent County Hospital Authority, Butterworth
             Hospital, 7.25%, 1/15/12, Prerefunded 1/15/00 @
             102................................................      1,021,527
     800,000 Kent County Michigan Road Commission, 4.25%,
             8/1/00.............................................        803,837
   5,000,000 Kent Hospital Financial Authority, Spectrum Health,
             5.25%*, 1/5/00, (Insured by MBIA)..................      5,000,000
   1,875,000 Leelanau County Economic Development Corp.,
             American Mutual Insurance Co., 4.10%*, 6/15/00,
             (LOC: National City)...............................      1,875,000

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 4,030,000 Lenawee County Economic Development Corp., Rima
             Mfg. Co. Project, (AMT), 5.70%*, 1/5/00, (LOC:
             Keybank)...........................................   $  4,030,000
     335,000 Livonia County Economic Development Corp., American
             Community Mutual Insurance Co., 4.10%*, 5/15/00,
             (LOC: American Mutual).............................        335,000
   1,400,000 Marquette County Economic Development Corp.,
             Pioneer Labs, Inc., (AMT), 5.16%*, 1/5/00, (LOC:
             Banc One)..........................................      1,400,000
   1,800,000 Meridian Michigan Economic Development Corp.,
             Hannah Technology, 3.90%*, 1/15/00, (LOC: Comerica
             Bank)..............................................      1,800,000
   5,000,000 Michigan Municipal Bond Authority, Series B-1,
             4.25%, 8/25/00.....................................      5,020,291
   5,000,000 Michigan Municipal Bond Authority, 4.25%, 8/25/00..      5,021,233
   1,000,000 Michigan Municipal Bond Authority, Series A-1,
             4.00%, 6/30/00.....................................      1,002,722
   9,000,000 Michigan Municipal Bond Authority, Series A-2,
             4.00%, 6/30/00, (LOC: Morgan Guaranty Trust).......      9,026,689
   3,000,000 Michigan State Housing Development Authority,
             Canton Club East, (AMT), 5.60%*, 1/6/00, (LOC:
             Keybank)...........................................      3,000,000
   6,000,000 Michigan State Housing Development Authority,
             Mutlifamily Series A, (AMT), 3.65%*, 2/7/00, (LOC:
             Helaba)............................................      6,000,000
   1,000,000 Michigan State Housing Development Authority,
             Rental Housing Revenue, (AMT), 5.15%, 10/1/00,
             (Insured by MBIA)..................................      1,007,794
   1,000,000 Michigan State Strategic Fund, AACOA Extrusions,
             Inc., (AMT), 5.60%*, 1/5/00, (LOC: Banc One).......      1,000,000
   1,040,000 Michigan State Strategic Fund, Advanced Tooling,
             (AMT), 5.65%*, 1/6/00, (LOC: Banc One).............      1,040,000
   2,215,000 Michigan State Strategic Fund, Atmosphere
             Annealing, (AMT), 5.70%*, 1/6/00...................      2,215,000
   1,400,000 Michigan State Strategic Fund, B & C Leasing,
             (AMT), 5.55%*, 1/6/00, (LOC: Bank of America)......      1,400,000
   1,160,000 Michigan State Strategic Fund, B.K. Hardwoods,
             (AMT), 5.70%*, 1/6/00, (LOC: Huntington)...........      1,160,000
   3,725,000 Michigan State Strategic Fund, Banks Hardwoods,
             Inc., (AMT), 5.60%*, 1/6/00, (LOC: Bank One).......      3,725,000
   1,800,000 Michigan State Strategic Fund, Besser International
             Sales, Inc., (AMT), 5.60%*, 1/5/00, (LOC: Banc
             One)...............................................      1,800,000
   2,830,000 Michigan State Strategic Fund, Biewer of Lansing,
             (AMT), 5.70%*, 1/6/00, (LOC: National Australia)...      2,830,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 3,600,000 Michigan State Strategic Fund, Brazing Concepts
             Co., (AMT), 5.60%*, 1/5/00, (LOC: Banc One)........   $  3,600,000
   1,275,000 Michigan State Strategic Fund, C-1, (AMT), 5.36%*,
             1/5/00, (LOC: Comerica Bank)                             1,275,000
   1,000,000 Michigan State Strategic Fund, C-Tec, Inc., (AMT),
             5.65%*, 1/5/00, (LOC: SunTrust Bank)...............      1,000,000
   2,500,000 Michigan State Strategic Fund, Cincinnati Milacron,
             (AMT), 5.65%*, 1/6/00, (LOC: PNC Bank).............      2,500,000
   3,400,000 Michigan State Strategic Fund, Consumers Power,
             4.90%*, 1/3/00, (Insured by AMBAC).................      3,400,000
   2,275,000 Michigan State Strategic Fund, Cyberplast, (AMT),
             5.60%*, 1/6/00, (LOC: Banc One)....................      2,275,000
   2,600,000 Michigan State Strategic Fund, Detroit Edison,
             5.00%*, 1/3/00, (LOC: Barclays)....................      2,600,000
     945,000 Michigan State Strategic Fund, Dickinson Press,
             Inc., (AMT), 5.70%*, 1/6/00, (LOC: Huntington
             Bank)..............................................        945,000
   2,400,000 Michigan State Strategic Fund, Dixie Cut Stone,
             (AMT), 5.16%*, 1/5/00, (LOC: National Australia)...      2,400,000
   2,500,000 Michigan State Strategic Fund, Donnelly Corp.,
             (AMT), 5.70%*, 1/5/00, (LOC: Dresdner Bank)........      2,500,000
   2,500,000 Michigan State Strategic Fund, Donnelly Corp.,
             Series B, (AMT), 3.85%*, 4/1/00, (LOC: Dresdner
             Bank)..............................................      2,500,000
   2,700,000 Michigan State Strategic Fund, Dow Chemical Co.,
             4.80%*, 1/3/00.....................................      2,700,000
   3,800,000 Michigan State Strategic Fund, Dow Chemical Co.,
             5.45%*, 1/3/00.....................................      3,800,000
     900,000 Michigan State Strategic Fund, Dow Chemical Co.,
             (AMT), 4.95%*, 1/3/00..............................        900,000
   3,000,000 Michigan State Strategic Fund, E & L Meat, (AMT),
             5.16%*, 1/5/00, (LOC: National Australia)..........      3,000,000
   1,065,000 Michigan State Strategic Fund, Environmental Powder
             Co., (AMT), 5.70%*, 1/6/00, (LOC: National
             Australia).........................................      1,065,000
   1,000,000 Michigan State Strategic Fund, Equad, (AMT),
             5.70%*, 1/6/00, (LOC: National City)...............      1,000,000
   1,000,000 Michigan State Strategic Fund, Frederick Wolfgang,
             (AMT), 5.70%*, 1/6/00, (LOC: Firstar Bank).........      1,000,000
   1,300,000 Michigan State Strategic Fund, Gollin Block &
             Supply Co., (AMT), 5.16%*, 1/5/00, (LOC: Northern
             Trust).............................................      1,299,989
   1,510,000 Michigan State Strategic Fund, Hamilton Industrial
             Products, Inc., (AMT), 5.70%*, 1/6/00, (LOC:
             National Australia)................................      1,510,000

  Principal                        Security                          Amortized
   Amount                         Description                           Cost
  ---------                       -----------                        ---------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 1,430,000 Michigan State Strategic Fund, I.V.C. Industrial
             Coatings, Inc., (AMT), 5.60%*, 1/6/00, (LOC: Bank
             One)................................................   $  1,430,000
   4,420,000 Michigan State Strategic Fund, JB Laboratories,
             Inc., (AMT), 5.70%*, 1/6/00, (LOC: Huntington
             Bank)...............................................      4,420,000
   2,300,000 Michigan State Strategic Fund, Jedco, Inc., 5.65%*,
             1/6/00, (LOC: Banc One).............................      2,300,000
   1,130,000 Michigan State Strategic Fund, John A. Biewer Co.,
             (AMT), 3.90%*, 3/1/00, (LOC: National Australia
             Bank)...............................................      1,130,000
     775,000 Michigan State Strategic Fund, Kay Screen Printing,
             (AMT), 5.85%*, 1/6/00, (LOC: Comerica Bank).........        775,000
     555,000 Michigan State Strategic Fund, Kazoo, Inc., (AMT),
             3.80%*, 3/15/00, (LOC: National City)...............        555,000
   3,365,000 Michigan State Strategic Fund, Kerkstra Precast,
             (AMT), 5.70%*, 1/6/00, (LOC: Huntington Bank).......      3,365,000
   1,380,000 Michigan State Strategic Fund, Kerkstra, (AMT),
             5.70%*, 1/6/00, (LOC: Huntington Bank)..............      1,380,000
   1,400,000 Michigan State Strategic Fund, Kundinger, (AMT),
             5.65%*, 1/5/00, (LOC: Bank One).....................      1,400,000
     555,000 Michigan State Strategic Fund, LRV Enterprises, LLC,
             (AMT), 5.70%*, 1/6/00, (LOC: National City).........        555,000
     400,000 Michigan State Strategic Fund, Martin Luther,
             5.70%*, 1/5/00, (LOC: Bank One).....................        400,000
   1,025,000 Michigan State Strategic Fund, Midbrook Products,
             Inc., (AMT), 5.70%*, 1/6/00, (LOC: Comerica Bank)...      1,025,000
   4,000,000 Michigan State Strategic Fund, Middleville Tool &
             Die, (AMT), 5.60%*, 1/5/00, (LOC: Banc One).........      4,000,000
   3,000,000 Michigan State Strategic Fund, Midwest Kellering
             Co., (AMT), 5.60%*, 1/5/00, (LOC: Banc One).........      3,000,000
   1,215,000 Michigan State Strategic Fund, Molmec, Inc., (AMT),
             5.70%*, 1/6/00, (LOC: Comerica Bank)................      1,215,000
   3,000,000 Michigan State Strategic Fund, Nicholas Plastics,
             (AMT), 5.70%*, 1/6/00, (LOC: National City).........      3,000,000
     950,000 Michigan State Strategic Fund, Northern Pure Ice
             Co., (AMT), 5.16%*, 1/5/00, (LOC: National
             Australia)..........................................        950,000
   1,615,000 Michigan State Strategic Fund, Omni Technical
             Services, Inc., (AMT), 5.70%*, 1/6/00, (LOC:
             National City)......................................      1,615,000
   1,030,000 Michigan State Strategic Fund, Patten Monument,
             (AMT), 5.70%*, 1/6/00, (LOC: Huntington Bank).......      1,030,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

  Principal                        Security                          Amortized
   Amount                         Description                           Cost
  ---------                       -----------                        ---------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 3,300,000 Michigan State Strategic Fund, Peckman, 5.16%*,
             1/5/00, (LOC: National Australia)...................   $  3,300,000
   2,000,000 Michigan State Strategic Fund, Phipps Emmett
             Association, (AMT), 5.16%*, 1/5/00 (LOC: National
             Australia)..........................................      2,000,000
   6,000,000 Michigan State Strategic Fund, Pierce Foundation,
             5.50%*, 1/6/00, (LOC: National Australia)...........      6,000,000
   1,100,000 Michigan State Strategic Fund, Pilot Industries,
             (AMT), 5.30%*, 1/6/00, (LOC: Banc One)..............      1,100,000
     550,000 Michigan State Strategic Fund, Plascore, 5.36%*,
             1/5/00, (LOC: Comerica Bank)........................        550,000
     780,000 Michigan State Strategic Fund, Plascore, Inc.,
             (AMT), 5.70%*, 1/6/00, (LOC: Huntington Bank).......        780,000
   1,020,000 Michigan State Strategic Fund, Plascore, Inc.,
             (AMT), 5.70%*, 1/6/00, (LOC: First Michigan Bank)...      1,020,000
   4,000,000 Michigan State Strategic Fund, Proto-Techniques,
             (AMT), 5.65%*, 1/5/00, (LOC: Comerica Bank).........      4,000,000
     615,000 Michigan State Strategic Fund, Pyper Tool, (AMT),
             5.70%*, 1/6/00, (LOC: Huntington Bank)..............        615,000
   2,200,000 Michigan State Strategic Fund, SFI Acquisition,
             (AMT), 5.65%*, 1/5/00, (LOC: ABN/Amro)..............      2,200,000
   4,500,000 Michigan State Strategic Fund, Stegner East
             Investments, LLC, (AMT), 5.65%*, 1/5/00, (LOC:
             Comerica Bank)......................................      4,500,000
     850,000 Michigan State Strategic Fund, Stephenson Land,
             (AMT), 5.70%*, 1/6/00, (LOC: Comerica Bank).........        850,000
   1,960,000 Michigan State Strategic Fund, Sunrise Windows Ltd.,
             (AMT), 5.70%*, 1/5/00, (LOC: Keybank)...............      1,960,000
     340,000 Michigan State Strategic Fund, Tawas Bay Associates,
             (AMT), 4.05%*, 6/1/00, (LOC: National City).........        340,000
   1,000,000 Michigan State Strategic Fund, Thompson Family
             Holdings, (AMT), 5.70%*, 1/6/00, (LOC: National
             City)...............................................      1,000,000
     410,000 Michigan State Strategic Fund, Tom Miller, Inc.,
             (AMT), 5.65%*, 1/6/00, (LOC: First Union)...........        410,000
   1,700,000 Michigan State Strategic Fund, Trio Tool Co., (AMT),
             5.16%*, 1/5/00, (LOC: National Australia)...........      1,700,000
   1,425,000 Michigan State Strategic Fund, Ultra Tech Printing
             Co., (AMT), 5.70%*, 1/6/00, (LOC: Firstar)..........      1,425,000

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 2,010,000 Michigan State Strategic Fund, Wayne Disposal,
             (AMT), 5.60%*, 1/5/00, (LOC: Comerica Bank)........   $  2,010,000
   1,000,000 Michigan State Strategic Fund, Wright K Technology,
             Inc., Series 1997, (AMT), 5.70%*, 1/6/00...........      1,000,000
   2,000,000 Michigan State Strategic Fund, Xibitz, Inc., (AMT),
             5.60%*, 1/5/00, (LOC: National City)...............      2,000,000
     500,000 Michigan State Trunk Line, 5.30%, 10/1/00..........        504,154
   2,000,000 Michigan State Underground Storage, Tank Financial
             Assurance Authority, Series I, 5.00%, 5/1/00,
             (Insured by AMBAC).................................      2,011,427
   1,000,000 Michigan State University, 4.00%, 8/15/00..........      1,000,811
   2,000,000 Midland County Economic Development Corp., Dow
             Chemical Co., Series A, (AMT), 5.15%*, 1/3/00......      2,000,000
   7,700,000 Midland County, Economic Development Corp., Dow
             Chemical Co., Series B, 5.05%*, 1/3/00.............      7,700,000
   2,000,000 Oakland County Economic Development Corp., North
             America, (AMT), 5.65%*, 1/6/00, (LOC: Comerica
             Bank)..............................................      2,000,000
     800,000 Oakland County Economic Development Corp., Orchard
             Maple Project, 4.10%*, 5/15/00, (LOC: National
             City)..............................................        800,000
   4,260,000 Pontiac Michigan City School District, 3.45%,
             5/1/00, Q-SBLF, (Insured by FGIC)..................      4,260,000
     245,000 Rochester Hills Economic Development Corp., BRG
             Assoc., 4.20%*, 12/1/00, (LOC: Comerica Bank)......        245,000
     815,000 Romulus Michigan Community Schools, 3.85%, 5/1/00,
             Q-SBLF, (Insured by FGIC)..........................        815,000
   1,200,000 Scioto Township Economic Development Corp.,
             Daycroft School Project, 5.16%*, 1/5/00, (LOC:
             National Australia)................................      1,200,000
     985,000 St. Clair Shores, Michigan Education, Borman's,
             Inc. Project, (AMT), 3.85%*, 4/15/00, (LOC:
             National Australia)................................        985,000
   3,050,000 University of Michigan Hospital Revenue, Series A,
             4.80%*, 1/3/00.....................................      3,050,000
   2,175,000 University of Michigan, University Revenue, Series
             A, 4.80%*, 1/3/00..................................      2,175,000
   1,610,000 Warren Economic Development Corp., CMX Corp.
             Project, (AMT), 3.80%*, 3/15/00, (LOC: National
             City)..............................................      1,610,000
   1,195,000 Warren Economic Development Corp., Cross Country
             Inn, (AMT), 4.00%*, 5/1/00, (LOC: Huntington
             Bank)..............................................      1,195,000
     495,000 Warren Economic Development Corp., Elias Brothers,
             (AMT), 4.20%*, 6/1/00, (LOC: ABN/Amro).............        495,000

                                   Continued

                                  Michigan Municipal Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (continued)
                                  December 31, 1999

[LOGO OF KENT FUNDS]

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 MUNICIPAL BONDS (continued)
             Michigan (continued)
 $ 3,415,000 Wayne Co Airport Series B (Detroit Airport),
             5.25%*, 1/3/00 (LOC: Landesbank Hessen)............   $  3,415,000
   1,460,000 Wayne County Michigan Transportation Fund, 4.00%*,
             10/1/00............................................      1,462,070
   1,150,000 Ypsilanti School District, 4.50%, 5/1/00, (Insured
             by FGIC)...........................................      1,154,722
                                                                   ------------
                                                                    240,933,126
                                                                   ------------

             Puerto Rico (4.9%):
   4,695,000 Puerto Rico Industrial Medical & Environmental
             Pollution Control, Facilities Financing Authority,
             Abbott Labs, 2.90%*, 3/1/00........................      4,695,000
   4,200,000 Puerto Rico Industrial Medical & Environmental
             Pollution Control, Facilities Financing Authority,
             Merck, 3.80%*, 12/1/00.............................      4,200,000
   5,350,000 Puerto Rico Industrial Medical & Environmental
             Pollution Control, Facilities Financing Authority,
             Reynolds Metal, 3.50%*, 3/1/00, (LOC: ABN/Amro)....      5,350,000
                                                                   ------------
                                                                     14,245,000
                                                                   ------------

             Wisconsin (0.2%):
     515,000 Oak Creek Wisconsin Industrial Development Revenue,
             (AMT), 5.70%*, 1/6/00, (LOC: ABN/Amro).............        515,000
                                                                   ------------
             Total Municipal Bonds..............................    257,463,126
                                                                   ------------

 TAX FREE COMMERCIAL PAPER (11.5%):
             Michigan (11.5%):
   1,400,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series A, 3.55%*, 1/19/00 (LOC: Morgan
             Guaranty Trust)....................................      1,400,000
   9,200,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series A, 3.50%*, 2/10/00, (LOC: Morgan
             Guaranty Trust)....................................      9,200,000
   1,900,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series A, 3.75%*, 2/16/00, (LOC: Morgan
             Guaranty Trust)....................................      1,900,000
   5,810,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series B, 3.60%*, 1/24/00, (LOC: Union
             Bank of Switzerland)...............................      5,810,000

  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 TAX FREE COMMERCIAL PAPER (continued)
             Michigan (continued)
 $ 2,490,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series B, 3.55%*, 1/19/00, (LOC: Union
             Bank of Switzerland)...............................   $  2,490,000
   1,000,000 Delta County Economic Development Corp.,
             Environmental Improvement Revenue, Mead Escanaba
             Paper Co., Series B, 3.75%*, 1/19/00 (LOC: Union
             Bank of Switzerland)...............................      1,000,000
   1,530,000 Detroit Michigan Waterfront Reclamation, 5.45%,
             1/6/00, (LOC: ABN/Amro)............................      1,530,000
  10,540,000 Michigan State Building Authority, 3.90%, 1/12/00,
             (LOC: CIBC)........................................     10,540,000
                                                                   ------------
             Total Tax Free Commercial Paper....................     33,870,000
                                                                   ------------
 INVESTMENT COMPANIES (0.4%):
      95,020 Dreyfus Tax Exempt Money Market Fund...............         95,020
   1,030,687 Federated Tax Exempt Money Market Fund.............      1,030,687
                                                                   ------------
             Total Investment Companies.........................      1,125,707
                                                                   ------------
 Total Investments
 (Amortized Cost $292,458,833) (a) -- 99.7%......................   292,458,833
 Other assets in excess of liabilities -- 0.3%...................       818,126
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $293,276,959
                                                                   ============

--------
(a) Cost for Federal income tax and financial reporting purposes is the same.
 * Variable rate security. Rate presented represents rate in effect at December 31, 1999. Maturity date reflects next rate change date.
AMBAC -- AMBAC Indemnity Corp.
AMT -- Alternative Minimum Tax Paper
FGIC -- Financial Guaranty Insurance Corp.
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
Q-SBLF -- Qualified School Board Lending Fund

                       See Notes to Financial Statements.

                                  Government Money Market Fund
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                  December 31, 1999


  Principal                        Security                          Amortized
   Amount                         Description                           Cost
  ---------                       -----------                        ---------

 U.S. GOVERNMENT AGENCY OBLIGATIONS (87.7%):
             Fannie Mae (26.2%):
 $ 4,000,000 4.83%, 1/11/00......................................   $  3,999,927
   4,000,000 5.34%**, 1/18/00....................................      3,990,216
   5,900,000 5.50%**, 1/19/00....................................      5,883,888
   5,939,000 5.67%**, 1/21/00....................................      5,920,588
  11,825,000 5.61%**, 1/24/00....................................     11,783,200
   5,000,000 5.51%**, 2/2/00.....................................      4,976,178
   5,000,000 5.63%**, 2/14/00....................................      4,966,175
   5,000,000 5.68%**, 3/2/00.....................................      4,952,556
   1,274,000 5.73%**, 3/7/00.....................................      1,260,944
   1,055,000 5.82%**, 3/9/00.....................................      1,043,542
   3,000,000 6.06%**, 5/25/00....................................      2,931,004
   5,000,000 5.79%**, 7/7/00.....................................      4,856,128
                                                                    ------------
                                                                      56,564,346
                                                                    ------------

             Federal Home Loan Bank (17.2%):
   5,000,000 5.54%**, 1/21/00....................................      4,984,777
   3,000,000 5.22%**, 1/26/00....................................      2,989,167
   2,400,000 5.72%**, 1/27/00....................................      2,390,155
   5,000,000 5.56%**, 2/4/00.....................................      4,974,075
   4,000,000 5.60%**, 2/16/00....................................      3,972,042
   4,000,000 5.17%*, 3/3/00......................................      4,000,099
   4,000,000 5.15%, 3/17/00......................................      4,000,000
   5,000,000 5.62%**, 3/22/00....................................      4,938,463
   4,750,000 5.08%, 4/28/00......................................      4,750,221
                                                                    ------------
                                                                      36,998,999
                                                                    ------------

             Freddie Mac (44.3%):
     975,000 4.25%**, 1/5/00.....................................        974,540
     780,000 5.00%**, 1/11/00....................................        778,919
   1,501,000 5.01%**, 1/12/00....................................      1,498,707
   6,600,000 5.01%**, 1/13/00....................................      6,589,000
   5,000,000 5.52%**, 1/14/00....................................      4,990,142
   5,598,000 5.60%**, 1/18/00....................................      5,583,381
  10,000,000 5.50%**, 1/20/00....................................      9,971,421
   2,000,000 4.76%**, 1/21/00....................................      1,994,722
   5,511,000 5.48%**, 1/27/00....................................      5,489,739
   8,436,000 5.66%**, 2/4/00.....................................      8,391,619
   4,034,000 5.65%**, 2/9/00.....................................      4,009,571
   3,060,000 5.65%**, 2/10/00....................................      3,041,164
   6,500,000 5.65%**, 2/17/00....................................      6,452,941
   2,000,000 5.70%**, 2/24/00....................................      1,983,260
   5,000,000 5.70%**, 2/25/00....................................      4,957,604
   5,019,000 5.67%**, 3/1/00.....................................      4,972,825
   5,000,000 5.69%**, 3/7/00.....................................      4,948,575
   5,000,000 5.58%**, 3/9/00.....................................      4,948,244
   4,000,000 5.62%**, 3/16/00....................................      3,953,750
   5,000,000 5.71%**, 3/23/00....................................      4,936,678
   5,000,000 5.63%**, 3/27/00....................................      4,934,544
                                                                    ------------
                                                                      95,401,346
                                                                    ------------
             Total U.S. Government Agency Obligations............    188,964,691
                                                                    ------------

  Shares or
  Principal                        Security                         Amortized
   Amount                        Description                           Cost
  ---------                      -----------                        ---------

 REPURCHASE AGREEMENTS (2.3%):
 $ 5,000,000 Donaldson, Lufkin & Jenrette Capital Markets,
             3.25%, dated 12/31/99, due 1/3/00 with a maturity
             value of $5,001,354 (Collateralized by $5,000,000
             Freddie Mac, 6.00%, 3/11/04, market value of
             $5,105,000)........................................   $  5,000,000
                                                                   ------------
             Total Repurchase Agreements........................      5,000,000
                                                                   ------------

 INVESTMENT COMPANIES (10.5%):
  22,543,259 Federated Treasury Money Market....................     22,543,259
                                                                   ------------
             Total Investment Companies.........................     22,543,259
                                                                   ------------
 Total Investments (Cost $216,507,950) (a) -- 100.5%.............   216,507,950
 Liabilities in excess of other assets -- (0.5)%.................     (987,294)
                                                                   ------------
 Total Net Assets -- 100.0%......................................  $215,520,656
                                                                   ============

-------
(a) Cost for Federal income tax and financial reporting purposes is the same.
 * Variable rate security. Rate presented represents rate in effect at December 31, 1999. Maturity date reflects next rate change date.
** Effective yield at purchase.

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  December 31, 1999
[LOGO OF KENT FUNDS]

                               Growth and  Large Company Small Company  International     Index
                              Income Fund   Growth Fund   Growth Fund    Growth Fund   Equity Fund
                              -----------  ------------- -------------  -------------  -----------
ASSETS:
 Investments:
  Investments at cost........ $511,883,349 $159,970,284  $564,719,323   $404,282,532   $458,863,029
  Net unrealized
   appreciation/
   (depreciation)............  375,230,265   23,418,355   257,858,768    208,994,306    479,453,826
  Repurchase agreements, at
   cost......................   10,260,855           --    16,636,882      9,234,688     14,303,924
                              ------------ ------------  ------------   ------------   ------------
  Total Investments at
   value.....................  897,374,469  183,388,639   839,214,973    622,511,526    952,620,779
 Foreign currency at value
  (cost $0; $0; $0; $132,743;
  $0, respectively)..........           --           --            --        138,663             --
 Interest and dividends
  receivable.................      821,953      171,954       536,019        602,121        870,617
 Receivable for capital
  shares issued..............       20,000           --         5,000         44,462         45,045
 Receivable for investments
  sold.......................    1,132,200           --            --         28,739        102,522
 Tax reclaim receivable......       41,843           --            --        709,176         35,449
 Net receivable for variation
  margin on futures
  contracts..................       76,500       23,800       186,715         34,000         32,300
 Prepaid expenses and other
  assets.....................       26,345       36,023        24,859         22,075         25,312
                              ------------ ------------  ------------   ------------   ------------
  Total Assets...............  899,493,310  183,620,416   839,967,566    624,090,762    953,732,024
                              ------------ ------------  ------------   ------------   ------------
LIABILITIES:
 Payable for investments
  purchased..................           --           --            --             --        750,670
 Payable for capital shares
  redeemed...................       32,428           --        13,561          3,658         62,267
 Payable for return of
  collateral received for
  securities on loan.........   18,048,607           --    66,697,815     28,713,448     28,982,408
 Foreign withholding taxes
  payable....................           --           --            --         20,526             --
 Payable to adviser..........      514,869      102,746       429,627        366,277        190,021
 Payable to administrator....       17,300        3,566        14,777         11,567         11,988
 Payable to distributor
  (Investment Shares)........       12,025           33         5,227          3,395          9,839
 Accrued expenses and other
  liabilities................      117,457        2,191        96,904        124,354        109,175
                              ------------ ------------  ------------   ------------   ------------
  Total Liabilities..........   18,742,686      108,536    67,257,911     29,243,225     30,116,368
                              ------------ ------------  ------------   ------------   ------------
NET ASSETS................... $880,750,624 $183,511,880  $772,709,655   $594,847,537   $923,615,656
                              ============ ============  ============   ============   ============
NET ASSETS consist of:
 Paid-in capital............. $469,301,947 $159,649,689  $515,473,285   $380,717,987   $437,472,271
 Accumulated undistributed
  (distributions in excess
  of) net investment income..       10,850           --           816     (2,648,600)         1,950
 Accumulated undistributed
  net realized gains/(losses)
  on investments and foreign
  currency...................   36,056,762      145,128      (924,814)     7,459,079      6,304,927
 Net unrealized
  appreciation/(depreciation)
  of investments, futures and
  translation of assets and
  liabilities in foreign
  currencies.................  375,381,065   23,717,063   258,160,368    209,319,071    479,836,508
                              ------------ ------------  ------------   ------------   ------------
TOTAL NET ASSETS............. $880,750,624 $183,511,880  $772,709,655   $594,847,537   $923,615,656
                              ============ ============  ============   ============   ============
INSTITUTIONAL SHARES:
 Net Assets.................. $822,414,413 $183,258,516  $746,427,783   $579,650,446   $875,779,949
 Shares Outstanding..........   40,275,747   15,439,811    38,688,501     29,804,788     30,938,561
 Net Assets Value, offering
  and redemption price per
  share...................... $      20.42 $      11.87  $      19.29   $      19.45   $      28.31
                              ============ ============  ============   ============   ============
INVESTMENT SHARES:
 Net Assets.................. $ 58,336,211 $    253,364  $ 26,281,872   $ 15,197,091   $ 47,835,707
 Shares Outstanding..........    2,880,881       21,354     1,369,657        791,573      1,688,993
 Net Assets Value, offering
  and redemption price per
  share...................... $      20.25 $      11.86  $      19.19   $      19.20   $      28.32
                              ============ ============  ============   ============   ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  December 31, 1999

                                     Short Term    Intermediate
                                     Bond Fund      Bond Fund     Income Fund
                                     ----------    ------------   -----------
ASSETS:
 Investments:
  Investments at cost.............. $184,229,640  $1,029,660,422  $339,686,225
  Net unrealized
   appreciation/(depreciation).....   (3,380,746)    (28,526,653)  (13,836,033)
  Repurchase agreements, at cost...    8,036,592      32,215,317    18,548,427
                                    ------------  --------------  ------------
  Total investments at value.......  188,885,486   1,033,349,086   344,398,619
 Interest and dividends
  receivable.......................    2,986,742      11,411,027     4,522,925
 Receivable for capital shares
  issued...........................        5,000           1,936            --
 Receivable for investments sold...           --              --     9,753,906
 Prepaid expenses and other
  assets...........................       17,628          27,036        19,794
                                    ------------  --------------  ------------
  Total Assets.....................  191,894,856   1,044,789,085   358,695,244
                                    ------------  --------------  ------------
LIABILITIES:
 Payable for capital shares
  redeemed.........................        1,567              --        12,526
 Payable for investments
  purchased........................           --      82,826,953     9,995,312
 Payable for forward sale
  commitment.......................           --              --     9,678,100
 Payable for return of collateral
  received for securities on loan..   15,014,441     106,058,064    33,182,243
 Payable to adviser................       74,497         398,723       156,526
 Payable to administrator..........        3,490          16,794         6,011
 Payable to distributor (Investment
  Shares)..........................          590           2,405         2,240
 Accrued expenses and other
  liabilities......................       23,079         429,423        31,774
                                    ------------  --------------  ------------
  Total Liabilities................   15,117,664     189,732,362    53,064,732
                                    ------------  --------------  ------------
NET ASSETS......................... $176,777,192  $  855,056,723  $305,630,512
                                    ============  ==============  ============
NET ASSETS consist of:
 Paid-in capital................... $187,244,608  $  902,509,754  $326,182,107
 Accumulated undistributed
  (distributions in excess of) net
  investment income................        1,574         (11,105)       (3,668)
 Accumulated undistributed net
  realized gains/(losses) on
  investments sold.................   (7,088,244)    (18,915,273)   (6,711,894)
 Net unrealized
  appreciation/(depreciation) of
  investments......................   (3,380,746)    (28,526,653)  (13,836,033)
                                    ------------  --------------  ------------
TOTAL NET ASSETS................... $176,777,192  $  855,056,723  $305,630,512
                                    ============  ==============  ============
INSTITUTIONAL SHARES:
 Net Assets........................ $172,203,796  $  843,520,045  $295,016,961
 Shares Outstanding................   18,169,482      89,988,246    31,837,696
 Net Assets Value, offering and
  redemption price per share....... $       9.48  $         9.37  $       9.27
                                    ============  ==============  ============
INVESTMENT SHARES:
 Net Assets........................ $  4,573,396  $   11,536,678  $ 10,613,551
 Shares Outstanding................      483,015       1,227,936     1,147,013
 Net Assets Value, offering and
  redemption price per share....... $       9.47  $         9.40  $       9.25
                                    ============  ==============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  December 31, 1999
[LOGO OF KENT FUNDS]

                                                                    Michigan
                                     Intermediate     Tax-Free     Municipal
                                     Tax-Free Fund  Income Fund    Bond Fund
                                     -------------  -----------    ---------
ASSETS:
 Investments:
  Investments at cost............... $297,771,256   $121,848,930  $105,761,331
  Net unrealized
   appreciation/(depreciation)......    3,999,639         74,550        18,092
                                     ------------   ------------  ------------
  Total investments at value........  301,770,895    121,923,480   105,779,423
 Interest and dividends receivable..    5,065,358      1,743,819     1,258,374
 Prepaid expenses and other assets..       20,228         18,089         4,845
                                     ------------   ------------  ------------
  Total Assets......................  306,856,481    123,685,388   107,042,642
                                     ------------   ------------  ------------
LIABILITIES:
 Payable to adviser.................      131,862         58,491        40,478
 Payable to administrator...........        6,072          2,445         2,098
 Payable to distributor (Investment
  Shares)...........................          795            322           561
 Accrued expenses and other
  liabilities.......................       24,034         18,019        14,300
                                     ------------   ------------  ------------
  Total Liabilities.................      162,763         79,277        57,437
                                     ------------   ------------  ------------
NET ASSETS.......................... $306,693,718   $123,606,111  $106,985,205
                                     ============   ============  ============
NET ASSETS consist of:
 Paid-in capital.................... $304,143,449   $124,622,385  $106,938,098
 Accumulated undistributed
  (distributions in excess of) net
  investment income.................       48,875           (196)       38,102
 Accumulated undistributed net
  realized gains/(losses) on
  investments sold..................   (1,498,245)    (1,090,628)       (9,087)
 Net unrealized
  appreciation/(depreciation) of
  investments.......................    3,999,639         74,550        18,092
                                     ------------   ------------  ------------
TOTAL NET ASSETS.................... $306,693,718   $123,606,111  $106,985,205
                                     ============   ============  ============
INSTITUTIONAL SHARES:
 Net Assets......................... $302,948,291   $122,052,255  $102,607,671
 Shares Outstanding.................   29,696,194     12,262,537    10,333,160
 Net Assets Value, offering and
  redemption price per share........ $      10.20   $       9.95  $       9.93
                                     ============   ============  ============
INVESTMENT SHARES:
 Net Assets......................... $  3,745,427   $  1,553,856  $  4,377,534
 Shares Outstanding.................      367,043        155,754       441,358
 Net Assets Value, offering and
  redemption price per share........ $      10.20   $       9.98  $       9.92
                                     ============   ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  December 31, 1999

                                                      Michigan
                                                     Municipal     Government
                                      Money Market  Money Market  Money Market
                                          Fund          Fund          Fund
                                      ------------  ------------  ------------
ASSETS:
 Investments:
  Investments at amortized cost...... $652,374,789  $292,458,833  $211,507,950
  Repurchase agreements, at cost.....           --            --     5,000,000
                                      ------------  ------------  ------------
  Total investments at amortized
   cost..............................  652,374,789   292,458,833   216,507,950
 Cash................................      219,778         2,659            --
 Interest and dividends receivable...    7,634,963     1,863,958       262,497
 Prepaid expenses and other assets...       23,939         7,775        16,839
                                      ------------  ------------  ------------
  Total Assets.......................  660,253,469   294,333,225   216,787,286
                                      ------------  ------------  ------------
LIABILITIES:
 Dividends payable...................    3,017,325       909,132       998,185
 Cash overdraft......................           --            --       203,055
 Payable to adviser..................      226,576       107,274        38,666
 Payable to administrator............       12,812         6,077         2,854
 Accrued expenses and other
  liabilities........................       84,964        33,783        23,870
                                      ------------  ------------  ------------
  Total Liabilities..................    3,341,677     1,056,266     1,266,630
                                      ------------  ------------  ------------
NET ASSETS........................... $656,911,792  $293,276,959  $215,520,656
                                      ============  ============  ============
NET ASSETS consist of:
 Paid-in capital..................... $656,903,522  $293,286,773  $215,519,208
 Accumulated undistributed
  (distributions in excess of) net
  investment income..................       13,072           782         2,214
 Accumulated undistributed net
  realized gains/(losses) on
  investments sold...................       (4,802)      (10,596)         (766)
                                      ------------  ------------  ------------
TOTAL NET ASSETS..................... $656,911,792  $293,276,959  $215,520,656
                                      ============  ============  ============
INSTITUTIONAL SHARES:
 Net Assets.......................... $654,770,916  $292,619,165  $215,400,617
 Shares Outstanding..................  654,771,660   292,606,682   215,401,379
 Net Assets Value, offering and
  redemption price per share......... $       1.00  $       1.00  $       1.00
                                      ============  ============  ============
INVESTMENT SHARES:
 Net Assets.......................... $  2,140,876  $    657,794  $    120,039
 Shares Outstanding..................    2,141,103       657,773       120,039
 Net Assets Value, offering and
  redemption price per share......... $       1.00  $       1.00  $       1.00
                                      ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the year ended December 31, 1999
[LOGO OF KENT FUNDS]

                               Growth and    Large Company  Small Company  International     Index
                              Income Fund   Growth Fund (a)  Growth Fund    Growth Fund   Equity Fund
                              -----------   --------------- -------------  -------------  -----------
INVESTMENT INCOME:
 Dividends..................  $ 14,385,077    $   421,481   $  7,126,729   $  9,965,848   $ 11,470,331
 Interest...................         6,582             --         92,940          2,621          3,209
 Income from securities
  lending...................        41,451             --        241,011        134,064         42,959
 Less: Net foreign taxes
  withheld..................       (29,658)          (921)        (2,601)      (731,471)       (20,305)
                              ------------    -----------   ------------   ------------   ------------
  Total Investment Income...    14,403,452        420,560      7,458,079      9,371,062     11,496,194
                              ------------    -----------   ------------   ------------   ------------
EXPENSES:
 Investment advisory fees...     6,534,470        214,044      4,830,436      4,024,813      2,578,365
 Administration fees........     1,677,870         53,999      1,240,161        964,831      1,544,362
 Distribution fees
  (Investment Shares).......       135,083             51         56,939         32,668        106,443
 Fund accounting fees.......       152,203          6,127        130,099        116,210        152,612
 Custodian fees.............        19,692          2,365         14,244        215,436         25,876
 Other expenses.............       340,907         27,170        317,239        229,884        341,499
                              ------------    -----------   ------------   ------------   ------------
  Total expenses before
   waivers..................     8,860,225        303,756      6,589,118      5,583,842      4,749,157
  Less: expenses voluntarily
   waived...................       (93,345)        (3,396)       (69,003)       (53,662)    (1,073,858)
                              ------------    -----------   ------------   ------------   ------------
  Net Expenses..............     8,766,880        300,360      6,520,115      5,530,180      3,675,299
                              ------------    -----------   ------------   ------------   ------------
NET INVESTMENT INCOME.......     5,636,572        120,200        937,964      3,840,882      7,820,895
                              ------------    -----------   ------------   ------------   ------------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON
 INVESTMENTS:
 Net realized gains/(losses)
  on investments and foreign
  currency transactions.....    62,171,224        (10,214)    (3,554,306)    10,022,188     25,507,087
 Net realized gains/(losses)
  on futures contracts......    (3,007,540)       323,696      2,801,428             --      (329,602)
 Net change in unrealized
  appreciation/(depreciation)
  of investments, futures
  and translation of assets
  and liabilities in foreign
  currencies................    83,278,426     23,613,404    169,748,364    123,104,119    128,549,533
                              ------------    -----------   ------------   ------------   ------------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON
 INVESTMENTS................   142,442,110     23,926,886    168,995,486    133,126,307    153,727,018
                              ------------    -----------   ------------   ------------   ------------
NET INCREASE/(DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................  $148,078,682    $24,047,086   $169,933,450   $136,967,189   $161,547,913
                              ============    ===========   ============   ============   ============

-------
(a) For the period from October 19, 1999 (commencement of operations) to Decem-ber 31, 1999.

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the year ended December 31, 1999

                                        Short Term   Intermediate
                                         Bond Fund    Bond Fund    Income Fund
                                        ----------   ------------  -----------
INVESTMENT INCOME:
 Interest.............................. $ 9,465,615  $ 55,460,427  $ 19,361,607
 Dividends.............................     263,856     1,338,712       351,729
 Income from securities lending........      15,068       128,670        44,021
                                        -----------  ------------  ------------
  Total Investment Income..............   9,744,539    56,927,809    19,757,357
                                        -----------  ------------  ------------
EXPENSES:
 Investment advisory fees..............     771,946     4,742,941     1,672,618
 Administration fees...................     277,362     1,550,839       501,291
 Distribution fees (Investment
  Shares)..............................      13,059        29,280        27,107
 Fund accounting fees..................      28,036       139,271        49,893
 Custodian fees........................       2,158        22,458         5,917
 Other expenses........................      98,458       248,226       121,724
                                        -----------  ------------  ------------
  Total expenses before waivers........   1,191,019     6,733,015     2,378,550
  Less: expenses voluntarily waived....     (20,661)      (86,231)      (27,875)
                                        -----------  ------------  ------------
  Net Expenses.........................   1,170,358     6,646,784     2,350,675
                                        -----------  ------------  ------------
NET INVESTMENT INCOME..................   8,574,181    50,281,025    17,406,682
                                        -----------  ------------  ------------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS:
 Net realized gains/(losses) on
  investments sold.....................    (292,208)  (14,169,768)   (6,701,014)
 Net change in unrealized
  appreciation/(depreciation) of
  investments..........................  (4,657,164)  (47,446,428)  (22,407,559)
                                        -----------  ------------  ------------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS.........  (4,949,372)  (61,616,196)  (29,108,573)
                                        -----------  ------------  ------------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............. $ 3,624,809  $(11,335,171) $(11,701,891)
                                        ===========  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the year ended December 31, 1999
[LOGO OF KENT FUNDS]

                                                                     Michigan
                                        Intermediate    Tax-Free     Municipal
                                        Tax-Free Fund  Income Fund   Bond Fund
                                        -------------  -----------   ---------
INVESTMENT INCOME:
 Interest.............................. $ 15,240,625   $ 6,401,189  $ 5,374,922
 Dividends.............................      176,425        76,722       65,687
                                        ------------   -----------  -----------
  Total Investment Income..............   15,417,050     6,477,911    5,440,609
                                        ------------   -----------  -----------
EXPENSES:
 Investment advisory fees..............    1,555,464       693,622      522,008
 Administration fees...................      558,969       226,834      208,745
 Distribution fees (Investment
  Shares)..............................       10,408         4,689       12,886
 Fund accounting fees..................       64,620        30,119       28,724
 Custodian fees........................        6,439         1,524        2,543
 Other expenses........................      129,999        91,633       71,120
                                        ------------   -----------  -----------
  Total expenses before waivers........    2,325,899     1,048,421      846,026
  Less: expenses voluntarily waived....      (31,108)      (12,611)     (16,755)
                                        ------------   -----------  -----------
  Net Expenses.........................    2,294,791     1,035,810      829,271
                                        ------------   -----------  -----------
NET INVESTMENT INCOME..................   13,122,259     5,442,101    4,611,338
                                        ------------   -----------  -----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS:
 Net realized gains/(losses) on
  investments sold.....................   (1,498,246)   (1,090,627)      41,857
 Net change in unrealized
  appreciation/(depreciation) of
  investments..........................  (14,931,504)   (8,469,132)  (3,892,509)
                                        ------------   -----------  -----------
NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS.........  (16,429,750)   (9,559,759)  (3,850,652)
                                        ------------   -----------  -----------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............. $ (3,307,491)  $(4,117,658) $   760,686
                                        ============   ===========  ===========

                       See Notes to Financial Statements.

                                  STATEMENTS OF OPERATIONS
                                  For the year ended December 31, 1999

                                                       Michigan
                                                      Municipal     Government
                                       Money Market  Money Market  Money Market
                                           Fund          Fund          Fund
                                       ------------  ------------  ------------
INVESTMENT INCOME:
 Interest............................  $32,432,929   $10,315,863   $ 9,645,741
 Dividends...........................    2,719,447       172,928       548,726
                                       -----------   -----------   -----------
  Total Investment Income............   35,152,376    10,488,791    10,194,467
                                       -----------   -----------   -----------
EXPENSES:
 Investment advisory fees............    2,682,125     1,250,280       799,711
 Administration fees.................    1,206,288       562,195       359,816
 Fund accounting fees................      107,417        51,194        32,000
 Custodian fees......................        8,786         6,437         5,391
 Other expenses......................      218,395        89,621        94,550
                                       -----------   -----------   -----------
  Total expenses before waivers......    4,223,011     1,959,727     1,291,468
  Less: expenses voluntarily waived..     (570,080)     (296,949)     (550,669)
                                       -----------   -----------   -----------
  Net Expenses.......................    3,652,931     1,662,778       740,799
                                       -----------   -----------   -----------
NET INVESTMENT INCOME................   31,499,445     8,826,013     9,453,668
                                       -----------   -----------   -----------
NET REALIZED GAINS/(LOSSES) ON
 INVESTMENTS.........................         (162)           --            --
                                       -----------   -----------   -----------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...........  $31,499,283   $ 8,826,013   $ 9,453,668
                                       ===========   ===========   ===========

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                                                                    Large Company
                                         Growth and Income Fund      Growth Fund
                                       ---------------------------  -------------
                                        Year ended     Year ended   Period ended
                                       December 31,   December 31,  December 31,
                                           1999           1998        1999 (a)
                                       ---------------------------  -------------
NET ASSETS at beginning of period....  $ 878,285,832  $733,315,634  $         --
                                       -------------  ------------  ------------
Increase in net assets resulting from
 operations:
 Net investment income...............      5,636,572     5,881,760       120,200
 Net realized gains/(losses) on
  investments and foreign currency
  transactions.......................     62,171,224    25,901,332       (10,214)
 Net realized gains/(losses) on
  futures contracts..................     (3,007,540)    3,481,810       323,696
 Net change in unrealized
  appreciation/(depreciation) of
  investments, futures and
  translation of assets and
  liabilities in foreign currencies..     83,278,426   164,789,723    23,613,404
                                       -------------  ------------  ------------
 Net increase/(decrease) in net
  assets resulting from operations...    148,078,682   200,054,625    24,047,086
                                       -------------  ------------  ------------
Dividends and distributions to
 shareholders from:
Institutional:
 Net investment income...............     (5,416,138)   (5,717,209)     (133,404)
 In excess of net investment income..             --      (497,079)           --
 Net realized gains on investments...    (33,829,516)  (67,102,370)     (154,978)
                                       -------------  ------------  ------------
  Total dividends and
   distributions -- Institutional
   Shares............................    (39,245,654)  (73,316,658)     (288,382)
                                       -------------  ------------  ------------
Investment:
 Net investment income...............       (205,647)     (214,560)          (62)
 In excess of net investment income..             --       (46,210)           --
 Net realized gains on investments...     (2,250,860)   (3,959,835)         (110)
                                       -------------  ------------  ------------
  Total dividends and
   distributions -- Investment
   Shares............................     (2,456,507)   (4,220,605)         (172)
                                       -------------  ------------  ------------
  Total dividends and distributions
   to shareholders...................    (41,702,161)  (77,537,263)     (288,554)
                                       -------------  ------------  ------------
Net increase/(decrease) from capital
 transactions........................   (103,911,729)   22,452,836   159,753,348
                                       -------------  ------------  ------------
 Net increase/(decrease) in net
  assets.............................      2,464,792   144,970,198   183,511,880
                                       -------------  ------------  ------------
NET ASSETS at end of period..........  $ 880,750,624  $878,285,832  $183,511,880
                                       =============  ============  ============

-------
(a) For the period from October 19, 1999 (commencement of operations) to Decem-ber 31, 1999.

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                              Small Company Growth Fund    International Growth Fund       Index Equity Fund
                              ---------------------------  --------------------------  --------------------------
                               Year ended     Year ended    Year ended    Year ended    Year ended    Year ended
                              December 31,   December 31,  December 31,  December 31,  December 31,  December 31,
                                  1999           1998          1999          1998          1999          1998
                              ---------------------------  --------------------------  --------------------------
NET ASSETS at beginning of
 period.....................  $ 783,790,477  $742,781,688  $540,889,186  $502,378,709  $809,351,352  $618,163,526
                              -------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income......        937,964     1,303,294     3,840,882     4,592,271     7,820,895     7,736,080
 Net realized gains/(losses)
  on investments and foreign
  currency transactions.....     (3,554,306)   56,249,334    10,022,188    65,343,795    25,507,087     2,640,102
 Net realized gains/(losses)
  on futures contracts......      2,801,428     3,370,391            --            --      (329,602)      226,836
 Net change in unrealized
  appreciation/(depreciation)
  of investments, futures
  and translation of assets
  and liabilities in foreign
  currencies................    169,748,364   (99,658,205)  123,104,119    19,020,408   128,549,533   168,607,691
                              -------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................    169,933,450   (38,735,186)  136,967,189    88,956,474   161,547,913   179,210,709
                              -------------  ------------  ------------  ------------  ------------  ------------
Dividends and distributions
 to shareholders from:
Institutional:
 Net investment income......       (937,948)   (1,316,803)   (3,751,764)   (2,352,718)   (7,530,646)   (7,447,316)
 In excess of net investment
  income....................             --            --       (32,244)   (3,928,519)           --        (5,750)
 Net realized gains on
  investments...............    (14,995,703)  (78,853,710)  (21,132,304)  (43,820,789)  (18,771,791)   (1,228,000)
 In excess of net realized
  gains on investments......       (596,642)           --            --            --            --            --
                              -------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
    Institutional Shares....    (16,530,293)  (80,170,513)  (24,916,312)  (50,102,026)  (26,302,437)   (8,681,066)
                              -------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income......             --            --       (89,117)           --      (287,641)     (284,041)
 In excess of net investment
  income....................             --            --          (766)     (144,473)           --        (7,182)
 Net realized gains on
  investments...............       (467,806)   (2,576,664)     (495,222)   (1,024,896)     (999,490)      (61,833)
 In excess of net realized
  gains on investments......        (18,613)           --            --            --            --            --
                              -------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
    Investment Shares.......       (486,419)   (2,576,664)     (585,105)   (1,169,369)   (1,287,131)     (353,056)
                              -------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders.............    (17,016,712)  (82,747,177)  (25,501,417)  (51,271,395)  (27,589,568)   (9,034,122)
                              -------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease) from
 capital transactions.......   (163,997,560)  162,491,152   (57,507,421)      825,398   (19,694,041)   21,011,239
                              -------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets................    (11,080,822)   41,008,789    53,958,351    38,510,477   114,264,304   191,187,826
                              -------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period.....................  $ 772,709,655  $783,790,477  $594,847,537  $540,889,186  $923,615,656  $809,351,352
                              =============  ============  ============  ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                                Short Term Bond Fund       Intermediate Bond Fund            Income Fund
                              --------------------------  --------------------------  --------------------------
                               Year ended    Year ended    Year ended    Year ended    Year ended    Year ended
                              December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                  1999          1998          1999          1998          1999          1998
                              --------------------------  --------------------------  --------------------------
NET ASSETS at beginning of
 period.....................  $145,355,056  $147,171,664  $897,892,875  $769,711,501  $241,646,346  $235,388,305
                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income......     8,574,181     7,990,388    50,281,025    45,554,802    17,406,682    15,411,966
 Net realized gains/(losses)
  on investments sold.......      (292,208)      (96,072)  (14,169,768)    5,947,686    (6,701,014)    5,514,294
 Net change in unrealized
  appreciation/(depreciation)
  of investments............    (4,657,164)      489,306   (47,446,428)    5,377,857   (22,407,559)    1,312,791
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................     3,624,809     8,383,622   (11,335,171)   56,880,345   (11,701,891)   22,239,051
                              ------------  ------------  ------------  ------------  ------------  ------------
Dividends and distributions
 to shareholders from:
Institutional:
 Net investment income......    (8,295,526)   (7,612,645)  (49,870,692)  (45,070,559)  (16,763,277)  (14,910,611)
 In excess of net investment
  income....................            --            --       (10,961)           --        (3,048)       (2,725)
 Net realized gains on
  investments...............            --            --            --            --            --    (5,347,331)
 In excess of net realized
  gains on investments......            --            --            --            --      (278,297)           --
                              ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
    Institutional Shares....    (8,295,526)   (7,612,645)  (49,881,653)  (45,070,559)  (17,044,622)  (20,260,667)
                              ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income......      (275,645)     (364,391)     (654,403)     (541,970)     (643,405)     (514,425)
 In excess of net investment
  income....................            --       (17,935)         (144)           --          (117)      (23,412)
 Net realized gains on
  investments...............            --            --            --            --            --      (239,521)
 In excess of net realized
  gains on investments......            --            --            --            --       (12,034)           --
                              ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
    Investment Shares.......      (275,645)     (382,326)     (654,547)     (541,970)     (655,556)     (777,358)
                              ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders.............    (8,571,171)   (7,994,971)  (50,536,200)  (45,612,529)  (17,700,178)  (21,038,025)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease) from
 capital transactions.......    36,368,498    (2,205,259)   19,035,219   116,913,558    93,386,235     5,057,015
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets................    31,422,136    (1,816,608)  (42,836,152)  128,181,374    63,984,166     6,258,041
                              ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period.....................  $176,777,192  $145,355,056  $855,056,723  $897,892,875  $305,630,512  $241,646,346
                              ============  ============  ============  ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS

                                    Intermediate                  Tax-Free               Michigan Municipal
                                    Tax-Free Fund                Income Fund                  Bond Fund
                              --------------------------  --------------------------  --------------------------
                               Year ended    Year ended    Year ended    Year ended    Year ended    Year ended
                              December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                  1999          1998          1999          1998          1999          1998
                              --------------------------  --------------------------  --------------------------
NET ASSETS at beginning of
 period.....................  $300,521,904  $279,175,752  $130,170,230  $118,364,159  $123,902,863  $116,148,299
                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income......    13,122,259    12,057,430     5,442,101     5,194,579     4,611,338     4,950,765
 Net realized gains/(losses)
  on investments sold.......    (1,498,246)    1,069,994    (1,090,627)      628,871        41,857       174,981
 Net change in unrealized
  appreciation/(depreciation)
  of investments............   (14,931,504)    1,761,120    (8,469,132)    1,185,845    (3,892,509)      568,378
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................    (3,307,491)   14,888,544    (4,117,658)    7,009,295       760,686     5,694,124
                              ------------  ------------  ------------  ------------  ------------  ------------
Dividends and distributions
 to shareholders from:
Institutional:
 Net investment income......   (12,913,338)  (11,933,893)   (5,367,030)   (5,118,923)   (4,434,362)   (4,809,973)
 In excess of net investment
  income....................        (2,699)     (738,103)       (1,169)           --          (175)           --
 Net realized gains on
  investments...............            --            --            --      (600,924)      (12,125)      (80,492)
 In excess of net realized
  gains on investments......      (297,654)           --      (108,848)           --            --            --
                              ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
    Institutional Shares....   (13,213,691)  (12,671,996)   (5,477,047)   (5,719,847)   (4,446,662)   (4,890,465)
                              ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income......      (163,183)     (149,636)      (75,485)      (73,875)     (197,142)     (182,181)
 In excess of net investment
  income....................           (34)      (10,299)          (16)           --            (8)           --
 Net realized gains on
  investments...............            --            --            --        (8,888)         (534)       (4,050)
 In excess of net realized
  gains on investments......        (3,898)           --        (1,661)                         --            --
                              ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
    Investment Shares.......      (167,115)     (159,935)      (77,162)      (82,763)     (197,684)     (186,231)
                              ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders.............   (13,380,806)  (12,831,931)   (5,554,209)   (5,802,610)   (4,644,346)   (5,076,696)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease) from
 capital transactions.......    22,860,111    19,289,539     3,107,748    10,599,386   (13,033,998)    7,137,136
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets................     6,171,814    21,346,152    (6,564,119)   11,806,071   (16,917,658)    7,754,564
                              ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period.....................  $306,693,718  $300,521,904  $123,606,111  $130,170,230  $106,985,205  $123,902,863
                              ============  ============  ============  ============  ============  ============

                       See Notes to Financial Statements.

                                  STATEMENTS OF CHANGES IN NET ASSETS
[LOGO OF KENT FUNDS]

                                                        Michigan Municipal              Government
                             Money Market Fund           Money Market Fund           Money Market Fund
                         --------------------------  --------------------------  --------------------------
                          Year ended    Year ended    Year ended    Year ended    Year ended    Year ended
                         December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                             1999          1998          1999          1998          1999          1998
                         --------------------------  --------------------------  --------------------------
NET ASSETS at beginning
 of period.............. $697,127,619  $475,557,215  $323,617,493  $211,971,193  $167,015,544  $ 94,626,461
                         ------------  ------------  ------------  ------------  ------------  ------------
Increase in net assets
 resulting from
 operations:
 Net investment income..   31,499,445    28,254,914     8,826,013     9,607,143     9,453,668     5,863,503
 Net realized
  gains/(losses) on
  investments...........         (162)       (3,030)           --         1,873            --          (766)
                         ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease)
  in net assets
  resulting from
  operations............   31,499,283    28,251,884     8,826,013     9,609,016     9,453,668     5,862,737
                         ------------  ------------  ------------  ------------  ------------  ------------
Dividends and
 distributions to
 shareholders from:
Institutional:
 Net investment income..  (31,404,991)  (28,105,841)   (8,806,391)   (9,596,573)   (9,447,725)   (5,861,605)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
    Institutional
   Shares...............  (31,404,991)  (28,105,841)   (8,806,391)   (9,596,573)   (9,447,725)   (5,861,605)
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Net investment income..      (94,454)     (149,073)      (19,621)      (10,570)       (5,943)       (1,898)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions --
    Investment Shares...      (94,454)     (149,073)      (19,621)      (10,570)       (5,943)       (1,898)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
   distributions to
   shareholders.........  (31,499,445)  (28,254,914)   (8,826,012)   (9,607,143)   (9,453,668)   (5,863,503)
                         ------------  ------------  ------------  ------------  ------------  ------------
Net increase/(decrease)
 from capital
 transactions...........  (40,215,665)  221,573,434   (30,340,535)  111,644,427    48,505,112    72,389,849
                         ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease)
  in net assets.........  (40,215,827)  221,570,404   (30,340,534)  111,646,300    48,505,112    72,389,083
                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS at end of
 period................. $656,911,792  $697,127,619  $293,276,959  $323,617,493  $215,520,656  $167,015,544
                         ============  ============  ============  ============  ============  ============

                       See Notes to Financial Statements.

                                  NOTES TO FINANCIAL STATEMENTS

1.Organization

 The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered fourteen managed investment funds. The accompanying financial statements and financial highlights are those of the following: Kent Growth and Income Fund, Kent Large Company Growth Fund, Kent Small Company Growth Fund, Kent International Growth Fund, Kent Index Equity Fund, Kent Short Term Bond Fund, Kent Intermediate Bond Fund, Kent Income Fund, Kent Intermediate Tax-Free Fund, Kent Tax-Free Income Fund, Kent Michigan Municipal Bond Fund, Kent Money Market Fund, Kent Michigan Municipal Money Market Fund and Kent Government Money Market Fund (individually, a "Fund" and collectively, the "Funds").

 The Trust's Declaration of Trust authorizes the Trustees to issue an unlim-ited number of shares of beneficial interest without par value.

 The Trust may issue more than one series of shares and it may create one or more classes of shares within each series. The Trust currently issues fourteen series of shares with two separate classes in each series: Investment Shares and Institutional Shares. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote.

 The investment objectives of the Funds are as follows:

 Growth and Income Fund -- To seek long-term capital growth with current income as a secondary objective.

 Large Company Growth Fund--To seek long-term capital appreciation.

 Small Company Growth Fund -- To seek long-term capital appreciation.

 International Growth Fund -- To seek long-term capital appreciation.

 Index Equity Fund -- To seek long-term capital appreciation with current income as a secondary objective.

 Short Term Bond Fund -- To seek current income.

 Intermediate Bond Fund -- To seek current income.

 Income Fund -- To seek current income.

 Intermediate Tax-Free Fund -- To seek current income that is exempt from fed-eral income tax.

 Tax-Free Income Fund -- To seek current income that is exempt from federal income tax.

 Michigan Municipal Bond Fund -- To seek current income that is exempt from federal income tax and Michigan personal income tax.

 Money Market Fund -- To seek current income.

 Michigan Municipal Money Market Fund -- To seek current income that is exempt from federal income tax and Michigan personal income tax.

 Government Money Market Fund -- To seek current income.

2.Significant Accounting Policies

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

Security Valuation: Securities in the Money Market Fund, Michigan Municipal Money Market Fund and Government Money Market Fund (the "Money Market Funds") are valued utilizing the amortized cost valuation method permitted in accor-dance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a security initially at its cost on the date of pur-chase and thereafter assuming a constant amortization to maturity of the dif-ference between the principal amount due at maturity and initial cost.

 In the Short Term Bond Fund, Intermediate Bond Fund, Income Fund, Intermedi-ate Tax-Free Fund, Tax-Free Income Fund and Michigan Municipal Bond Fund, cor-porate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service selected by Lyon Street Asset Management Com-pany and approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Trustees.

 The Growth and Income Fund, Large Company Growth Fund, Small Company Growth Fund, International Growth

[LOGO OF KENT FUNDS]

Fund and Index Equity Fund value listed securities at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the last bid price. Unlisted securities on the National Market System (NMS) are valued at the last sale price or in the absence of any sales the high bid price in the principal market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase Agreements: Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreement"). The Trust's custodian and other banks acting in a sub-custodian capacity, take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to deter-mine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Investments and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on for-eign investments and foreign income and expenses are converted into U.S. dol-lars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

 Foreign currency-denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt of payment, a Fund realizes a gain or loss on foreign cur-rency amounting to the difference between the original value and the ending value of the receivable or payable.

Futures Contracts: The Funds (except for the Money Market Funds) may invest in futures contracts to gain additional exposure to the market. This investment involves, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the exposure the Funds have in the par-ticular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments or if counterparties are unable to per-form under the terms of the contract.

 To the extent that a Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward Foreign Currency Exchange Contracts: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying cur-rency of certain Fund investments. A forward foreign currency exchange con-tract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

 The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recog-nized when entering a closing or offsetting forward foreign currency exchange contract with the same settlement date and broker.

Forward Commitments and When-Issued Securities: Each Fund may purchase securi-ties on a "when-issued" basis or purchase or sell securities on a forward com-mitment (sometimes called delayed delivery) basis. A Fund will purchase secu-rities on a when-issued basis or purchase or sell securities on a forward com-mitment basis only with the intention of completing the transaction and actu-ally purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

 Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advanta-geous.

 When a Fund purchases securities on a when-issued or forward commitment basis, the Trust's custodian will maintain in a segregated account cash, U.S. Government securities or other liquid high-grade debt securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued and forward commitment transactions. The Inter-mediate Bond Fund and Income Fund held when-issued securities as of December 31, 1999. On December 20, 1999, the Income Fund entered into a forward commit-ment to sell $10 million par value of Freddie Mac bonds on January 19, 2000.

Securities Lending: To generate additional income, each Fund may lend portfo-lio securities valued up to 33 1/3% of its total assets, pursuant to agree-ments requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Col-lateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent.

 When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government securities, repurchase agree-ments, or other securities with maturities equal to or less than maturity date of the applicable lending transaction. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

 There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financial-ly. However, loans will be made only to borrowers deemed by Lyon Street Asset Management Company ("Lyon Street" or the "Investment Adviser"), a wholly-owned subsidiary of Old Kent Bank ("Old Kent") to be of good standing and credit-worthy under guidelines established by the Board of Trustees and when, in the judgment of the Investment Adviser, the consideration which can be earned cur-rently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1999, the following Funds had securities on loan with the following market values and collateral amounts (amounts in thousands):

                                                       Market Value Market Value
                                                            of       of Loaned
                                                        Collateral   Securities
                                                       ------------ ------------
Growth and Income Fund................................   $ 18,049     $ 18,032
Small Company Growth Fund.............................   $ 66,698     $ 66,504
International Growth Fund.............................   $ 28,713     $ 28,641
Index Equity Fund.....................................   $ 28,982     $ 28,948
Short Term Bond Fund..................................   $ 15,014     $ 14,992
Intermediate Bond Fund................................   $106,058     $105,814
Income Fund...........................................   $ 33,182     $ 33,151

 At December 31, 1999, the loaned securities were fully collateralized by cash, which was reinvested in short-term securities.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders: The Money Market Funds declare dividends daily from net investment income and pay such dividends monthly. The other Funds declare and distribute dividends from net investment income month-ly, with the exception of the International Growth Fund, which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

 The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income and capital gains recognized in accordance with generally accepted accounting principles.

 The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regu-lations which may differ from generally accepted accounting principles. These

[LOGO OF KENT FUNDS]

"book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Divi-dends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or dis-tributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

 As of December 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to paid-in-capi-tal:

                                                    Accumulated    Accumulated
                                                   Undistributed  Undistributed
                                                   (Distributions Net Realized
                                                   in Excess of)     Gains/
                                                   Net Investment  (Losses) on
                                                       Income      Investments
                                                   -------------- -------------
Growth and Income Fund............................   $    3,108    $  (852,468)
Large Company Growth Fund.........................       13,266        (13,266)
Small Company Growth Fund.........................        7,959         (7,959)
International Growth Fund.........................    1,219,487     (1,219,487)
Index Equity Fund.................................        5,301         (5,301)
Income Fund.......................................        6,107         (1,263)
Intermediate Tax-Free Fund........................        1,488         (1,488)
Tax-Free Income Fund..............................          989           (989)
Michigan Municipal Bond Fund......................       38,285        (38,285)
Money Market Fund.................................          --             433

Federal Income Taxes: For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regu-lated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

 Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

Expenses: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attribut-able to the Institutional Shares as a class.

3.Related Party Transactions

 The Funds are advised by Lyon Street. The Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on each Fund's average daily net assets.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") served the Funds as Administrator and BISYS Fund Services, Inc. served the Funds as Fund Accountant and Transfer Agent from January 1, 1999 to November 30, 1999. BISYS and BISYS Fund Services, Inc. are both wholly owned subsidiar-ies of The BISYS Group Inc.

 Prior to December 1, 1999, Old Kent provided certain administration services to the Trust pursuant to a Sub-Administration Agreement between Old Kent and BISYS. BISYS paid Old Kent a fee, calculated daily and paid monthly, at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees paid to Old Kent by BISYS for such administration services came out of BISYS' administration fee and were not an additional charge to the Funds.

 Effective December 1, 1999, Old Kent Securities Corporation, a wholly owned subsidiary of Old Kent serves the Funds as Administrator, Fund Accountant and Transfer Agent. The Administrator is entitled to receive a fee computed daily and paid monthly, at the annual rate of 0.185% of the average daily net assets of the Trust up to $5 billion; 0.165% of the average daily net assets of the Trust in excess of $5 billion up to $7.5 billion; and 0.135% of the average daily net assets of the Trust in excess of $7.5 billion. Fund Accounting fees are computed daily and paid monthly at the annual rate of 0.015% of the aver-age daily net assets of the Trust. BISYS Fund Services Ohio, Inc. provides certain services to the Trust pursuant to a Sub-Administration Agreement, a Sub-Fund Accounting Agreement and a Sub-Transfer Agency Agreement and is enti-tled to receive a fee, calculated daily and paid monthly, at an annual rate of 0.045% of each Funds' average daily net assets, plus out-of-pocket expenses. The fees paid to BISYS Fund Services Ohio, Inc. for such services are not an additional charge to the Funds and are paid from Old Kent Securities Corpora-tion's fee.

 Effective July 1, 1999, Kent Funds Distributors, Inc. (also a wholly-owned subsidiary of The BISYS Group, Inc.) assumed the role of the Funds' Distribu-tor from BISYS.

 The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Funds pursuant to Rule

12b-1 of the 1940 Act. The Plan provides for payments to the Distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Funds. Although the Money Market Funds are authorized to pay 12b-1 fees of up to 0.25% in connection with the sale of Investment Shares, none of the Money Market Funds currently intends to pay such fees.

[LOGO OF KENT FUNDS]

 Information regarding these transactions is as follows for the year ended December 31, 1999:

                                                                      Fund      Distribution        Sub-
                             Investment Advisory    Administration Accounting Investment Class Administration
                          ------------------------- -------------- ---------- ---------------- --------------
                             Annual fee
                          before voluntary
                           fee reductions   Waived      Waived       Waived        Waived           Fees
                          ---------------- -------- -------------- ---------- ---------------- --------------
Growth and Income Fund..        0.70%      $     --    $     --     $ 93,345       $   --         $466,747
Large Company Growth
 Fund (1)...............        0.70%            --         338        3,058           --           11,669
Small Company Growth
 Fund...................        0.70%            --          --       69,003           --          345,030
International Growth
 Fund...................        0.75%            --          --       53,662           --          268,322
Index Equity Fund.......        0.30%       429,737     515,203      128,918           --          429,726
Short Term Bond Fund....        0.50%            --          --       15,438        5,223           77,194
Intermediate Bond Fund..        0.55%            --          --       86,231           --          431,176
Income Fund.............        0.60%            --          --       27,875           --          139,384
Intermediate Tax-Free
 Fund...................        0.50%            --          --       31,108           --          155,546
Tax-Free Income Fund....        0.55%            --          --       12,611           --           63,056
Michigan Municipal Bond
 Fund...................        0.45%            --          --       11,604        5,151           58,001
Money Market Fund.......        0.40%            --     469,499      100,581           --          335,347
Michigan Municipal Money
 Market Fund ...........        0.40%            --     250,062       46,887           --          125,040
Government Money Market
 Fund...................        0.40%       399,824     120,856       29,989           --           99,922

-------
(1) For the period October 19, 1999 (commencement of operations) through December 31, 1999.

 Certain officers of the Trust are affiliated with BISYS and Lyon Street. Such officers receive no direct payments or fees from the Funds for serving as officers.

 Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as Assistant Secretary of the Trust.

4.Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                                                  Large Company
                                      Growth and Income Fund       Growth Fund
                                    ----------------------------  -------------
                                     Year ended     Year ended    Period ended
                                    December 31,   December 31,   December 31,
                                        1999           1998         1999 (a)
                                    -------------  -------------  -------------
DOLLAR AMOUNTS
Institutional:
 Shares issued..................... $ 277,819,798  $ 227,159,369  $169,096,866
 Shares issued in conversion.......            --             --       940,516
 Reinvestment of distributions.....    15,842,666     32,729,339       166,586
 Shares redeemed...................  (398,650,525)  (246,102,212)  (10,690,724)
                                    -------------  -------------  ------------
  Net increase (decrease) from
   Institutional capital
   transactions....................  (104,988,061)    13,786,496   159,513,244
                                    -------------  -------------  ------------
Investment:
 Shares issued.....................    17,701,397     14,780,302       239,932
 Reinvestment of distributions.....     2,410,451      4,118,060           172
 Shares redeemed...................   (19,035,516)   (10,232,022)           --
                                    -------------  -------------  ------------
  Net increase (decrease) from
   Investment capital
   transactions....................     1,076,332      8,666,340       240,104
                                    -------------  -------------  ------------
  Total net increase (decrease)
   from capital transactions....... $(103,911,729) $  22,452,836  $159,753,348
                                    =============  =============  ============
SHARE ACTIVITY
Institutional:
 Shares issued.....................    14,599,481     14,055,251    16,269,657
 Shares issued in conversion.......            --             --        94,052
 Reinvestment of distributions.....       826,101      1,992,365        14,463
 Shares redeemed...................   (21,073,132)   (15,006,273)     (938,361)
                                    -------------  -------------  ------------
  Net increase (decrease) from
   Institutional shares
   transactions....................    (5,647,550)     1,041,343    15,439,811
                                    -------------  -------------  ------------
Investment:
 Shares issued.....................       927,802        913,994        21,339
 Reinvestment of distributions.....       126,161        252,348            15
 Shares redeemed...................      (994,683)      (634,252)           --
                                    -------------  -------------  ------------
  Net increase (decrease) from
   Investment shares transactions..        59,280        532,090        21,354
                                    -------------  -------------  ------------
  Total net increase (decrease)
   from shares transactions........    (5,588,270)     1,573,433    15,461,165
                                    =============  =============  ============

-------
(a) For the period from October 19, 1999 (commencement of operations) to Decem-ber 31, 1999.

[LOGO OF KENT FUNDS]

Capital Share Transactions

Transactions in shares of the Funds are summarized below:

                         Small Company Growth Fund     International Growth Fund         Index Equity Fund
                        ----------------------------  ----------------------------  ----------------------------
                         Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                        December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                            1999           1998           1999           1998           1999           1998
                        -------------  -------------  -------------  -------------  -------------  -------------
DOLLAR AMOUNTS
Institutional:
 Shares issued......... $ 154,201,918  $ 302,052,649  $ 126,955,671  $ 136,493,110  $ 199,778,408  $ 190,070,776
 Reinvestment of
  distributions........     8,812,315     40,424,917     11,794,384     23,365,621     20,227,589      7,019,186
 Shares redeemed.......  (324,647,618)  (184,973,716)  (196,202,032)  (161,041,176)  (242,642,155)  (178,461,700)
                        -------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional
   capital
   transactions........  (161,633,385)   157,503,850    (57,451,977)    (1,182,445)   (22,636,158)    18,628,262
                        -------------  -------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued.........    13,329,530      8,768,844     22,160,970      7,181,444     13,670,782      8,289,279
 Reinvestment of
  distributions........       479,211      2,517,754        574,449      1,132,738      1,267,722        344,605
 Shares redeemed.......   (16,172,916)    (6,299,296)   (22,790,863)    (6,306,339)   (11,996,387)    (6,250,907)
                        -------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions........    (2,364,175)     4,987,302        (55,444)     2,007,843      2,942,117      2,382,977
                        -------------  -------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions........ $(163,997,560) $ 162,491,152  $ (57,507,421) $     825,398  $ (19,694,041) $  21,011,239
                        =============  =============  =============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued.........     9,832,586     18,894,661      7,713,913      8,614,874      7,671,249      9,139,342
 Reinvestment of
  distributions........       639,280      2,459,426        757,883      1,492,409        759,240        322,723
 Shares redeemed.......   (20,958,974)   (11,327,584)   (11,876,965)    (9,986,982)    (9,310,489)    (8,478,378)
                        -------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional shares
   transactions........   (10,487,108)    10,026,503     (3,405,169)       120,301       (880,000)       983,687
                        -------------  -------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued.........       806,814        511,690      1,283,948        441,796        521,404        394,992
 Reinvestment of
  distributions........        35,153        152,813         37,200         73,057         47,372         15,815
 Shares redeemed.......      (996,153)      (383,678)    (1,316,231)      (389,582)      (455,348)      (293,283)
                        -------------  -------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment shares
   transactions........      (154,186)       280,825          4,917        125,271        113,428        117,524
                        -------------  -------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   shares
   transactions........   (10,641,294)    10,307,328     (3,400,252)       245,572       (766,572)     1,101,211
                        =============  =============  =============  =============  =============  =============

Capital Share Transactions

Transactions in shares of the Funds are summarized below:

                          Short Term Bond Fund        Intermediate Bond Fund             Income Fund
                        --------------------------  ----------------------------  --------------------------
                         Year ended    Year ended    Year ended     Year ended     Year ended    Year ended
                        December 31,  December 31,  December 31,   December 31,   December 31,  December 31,
                            1999          1998          1999           1998           1999          1998
                        ------------  ------------  -------------  -------------  ------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued......... $ 86,481,060  $ 46,983,304  $ 231,579,566  $ 338,390,247  $131,273,521  $ 72,628,587
 Reinvestment of
  distributions........    5,027,496     4,494,488     26,576,542     23,782,242     4,471,773     4,483,402
 Shares redeemed.......  (53,745,218)  (52,355,665)  (239,190,951)  (250,453,733)  (43,505,533)  (77,077,231)
                        ------------  ------------  -------------  -------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional
   capital
   transactions........   37,763,338      (877,873)    18,965,157    111,718,756    92,239,761        34,758
                        ------------  ------------  -------------  -------------  ------------  ------------
Investment:
 Shares issued.........      607,835     1,555,661      4,714,196      8,360,353     4,937,662     7,872,571
 Reinvestment of
  distributions........      262,804       372,460        612,835        489,509       630,110       742,082
 Shares redeemed.......   (2,265,479)   (3,255,507)    (5,256,969)    (3,655,060)   (4,421,298)   (3,592,396)
                        ------------  ------------  -------------  -------------  ------------  ------------
  Net increase
   (decrease) from
   Investment capital
   transactions........   (1,394,840)   (1,327,386)        70,062      5,194,802     1,146,474     5,022,257
                        ------------  ------------  -------------  -------------  ------------  ------------
  Total net increase
   (decrease) from
   capital
   transactions........ $ 36,368,498  $ (2,205,259) $  19,035,219  $ 116,913,558  $ 93,386,235  $  5,057,015
                        ============  ============  =============  =============  ============  ============
SHARE ACTIVITY
Institutional:
 Shares issued.........    8,983,559     4,796,963     23,876,600     33,667,668    13,490,256     6,983,209
 Reinvestment of
  distributions........      523,910       460,770      2,754,272      2,384,021       463,507       433,651
 Shares redeemed.......   (5,582,626)   (5,351,943)   (24,651,218)   (25,053,433)   (4,473,527)   (7,372,911)
                        ------------  ------------  -------------  -------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional shares
   transactions........    3,924,843       (94,210)     1,979,654     10,998,256     9,480,236        43,949
                        ------------  ------------  -------------  -------------  ------------  ------------
Investment:
 Shares issued.........       63,180       159,007        486,011        833,731       509,039       757,461
 Reinvestment of
  distributions........       27,376        38,229         63,357         48,917        65,182        71,851
 Shares redeemed.......     (234,980)     (333,161)      (542,512)      (364,011)     (457,311)     (344,684)
                        ------------  ------------  -------------  -------------  ------------  ------------
  Net increase
   (decrease) from
   Investment shares
   transactions........     (144,424)     (135,925)         6,856        518,637       116,910       484,628
                        ------------  ------------  -------------  -------------  ------------  ------------
  Total net increase
   (decrease) from
   shares
   transactions........    3,780,419      (230,135)     1,986,510     11,516,893     9,597,146       528,577
                        ============  ============  =============  =============  ============  ============

[LOGO OF KENT FUNDS]

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                           Intermediate Tax-Free                                  Michigan Municipal Bond
                                   Fund                Tax-Free Income Fund                Fund
                         --------------------------  --------------------------  --------------------------
                          Year ended    Year ended    Year ended    Year ended    Year ended    Year ended
                         December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                             1999          1998          1999          1998          1999          1998
                         ------------  ------------  ------------  ------------  ------------  ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 52,130,072  $ 66,076,832  $ 27,730,254  $ 32,537,497  $ 27,945,889  $ 40,230,617
 Shares issued in
  merger................   31,650,596           --            --            --            --            --
 Reinvestment of
  distributions.........      377,994       208,477       200,624       111,411       102,580        47,874
 Shares redeemed........  (61,229,574)  (47,473,584)  (24,585,537)  (22,259,614)  (39,680,824)  (34,650,281)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........   22,929,088    18,811,725     3,345,341    10,389,294   (11,632,355)    5,628,210
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Shares issued..........    1,775,624     2,087,564       849,540     1,402,556     1,356,718     3,062,612
 Shares issued in
  merger................      394,701           --            --            --            --            --
 Reinvestment of
  distributions.........      113,979       116,321        68,056        77,686       133,694       129,291
 Shares redeemed........   (2,353,281)   (1,726,071)   (1,155,189)   (1,270,150)   (2,892,055)   (1,682,977)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........      (68,977)      477,814      (237,593)      210,092    (1,401,643)    1,508,926
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total net increase
   (decrease) from
   capital
   transactions......... $ 22,860,111  $ 19,289,539  $  3,107,748  $ 10,599,386  $(13,033,998) $  7,137,136
                         ============  ============  ============  ============  ============  ============
SHARE ACTIVITY
Institutional:
 Shares issued..........    4,957,817     6,151,853     2,666,079     3,037,158     2,761,659     3,919,445
 Shares issued in
  merger................    2,959,418           --            --            --            --            --
 Reinvestment of
  distributions.........       36,136        19,474        19,427        10,424        10,176         4,681
 Shares redeemed........   (5,815,118)   (4,422,430)   (2,351,884)   (2,072,941)   (3,924,536)   (3,382,841)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Institutional shares
   transactions.........    2,138,253     1,748,897       333,622       974,641    (1,152,701)      541,285
                         ------------  ------------  ------------  ------------  ------------  ------------
Investment:
 Shares issued..........      167,735       194,674        80,858       130,884       132,963       298,776
 Shares issued in
  merger................       36,871           --            --            --            --            --
 Reinvestment of
  distributions.........       10,867        10,869         6,542         7,256        13,229        12,655
 Shares redeemed........     (223,752)     (161,174)     (111,534)     (118,616)     (284,472)     (164,507)
                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase
   (decrease) from
   Investment shares
   transactions.........       (8,279)       44,369       (24,134)       19,524      (138,280)      146,924
                         ------------  ------------  ------------  ------------  ------------  ------------
  Total net increase
   (decrease) from share
   transactions.........    2,129,974     1,793,266       309,488       994,165    (1,290,981)      688,209
                         ============  ============  ============  ============  ============  ============

Capital Share Transactions

 Transactions in shares of the Funds are summarized below:

                                                            Michigan Municipal Money       Government Money Market
                                Money Market Fund                  Market Fund                      Fund
                         --------------------------------  ----------------------------  ----------------------------
                           Year ended       Year ended      Year ended     Year ended     Year ended     Year ended
                          December 31,     December 31,    December 31,   December 31,   December 31,   December 31,
                              1999             1998            1999           1998           1999           1998
                          ------------     ------------    ------------   ------------   ------------   ------------
DOLLAR AMOUNTS
Institutional:
 Shares issued.......... $ 1,493,337,247  $ 1,330,695,260  $ 377,994,496  $ 559,420,529  $ 709,775,713  $ 525,385,514
 Reinvestment of
  distributions.........       3,427,735        2,064,457        346,566        358,257      5,906,319      5,375,385
 Shares redeemed........  (1,535,393,344)  (1,113,735,038)  (408,993,597)  (448,191,138)  (667,203,871)  (458,462,125)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional capital
   transactions.........     (38,628,362)     219,024,679    (30,652,535)   111,587,648     48,478,161     72,298,774
                         ---------------  ---------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........      10,434,345       19,973,693      3,998,909      5,192,300        110,027        124,496
 Reinvestment of
  distributions.........          98,327          136,660         18,439         10,702          4,745          1,547
 Shares redeemed........     (12,119,975)     (17,561,598)    (3,705,348)    (5,146,223)       (87,821)       (34,968)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment capital
   transactions.........      (1,587,303)       2,548,755        312,000         56,779         26,951         91,075
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from
   capital
   transactions......... $   (40,215,665) $   221,573,434  $ (30,340,535) $ 111,644,427  $  48,505,112  $  72,389,849
                         ===============  ===============  =============  =============  =============  =============
SHARE ACTIVITY
Institutional:
 Shares issued..........   1,493,337,247    1,330,695,260    377,994,496    559,420,529    709,775,713    525,385,514
 Reinvestment of
  distributions.........       3,427,735        2,064,457        346,566        358,257      5,906,319      5,375,385
 Shares redeemed........  (1,535,393,344)  (1,113,735,038)  (408,993,597)  (448,191,138)  (667,203,871)  (458,462,125)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Institutional shares
   transactions.........     (38,628,362)     219,024,679    (30,652,535)   111,587,648     48,478,161     72,298,774
                         ---------------  ---------------  -------------  -------------  -------------  -------------
Investment:
 Shares issued..........      10,434,345       19,973,693      3,998,909      5,192,299        110,027        124,496
 Reinvestment of
  distributions.........          98,327          136,660         18,439         10,702          4,745          1,547
 Shares redeemed........     (12,119,975)     (17,561,598)    (3,705,348)    (5,146,223)       (87,821)       (34,968)
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Net increase
   (decrease) from
   Investment shares
   transactions.........      (1,587,303)       2,548,755        312,000         56,778         26,951         91,075
                         ---------------  ---------------  -------------  -------------  -------------  -------------
  Total net increase
   (decrease) from share
   transactions.........     (40,215,665)     221,573,434    (30,340,535)   111,644,426     48,505,112     72,389,849
                         ===============  ===============  =============  =============  =============  =============

[LOGO OF KENT FUNDS]

5.Purchases and Sales of Securities

 The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1999 were as follows:

Fund                                                   Purchases      Sales
----                                                   ---------      -----
Growth and Income Fund............................... $ 78,959,603 $241,057,956
Large Company Growth Fund (1)........................  147,416,399      403,018
Small Company Growth Fund............................  130,770,475  300,021,455
International Growth Fund............................   43,220,807  136,987.522
Index Equity Fund....................................   76,733,439  120,137,545
Short Term Bond Fund.................................  144,506,091   88,946,828
Intermediate Bond Fund...............................  684,654,667  764,588,697
Income Fund..........................................  334,614,295  241,925,006
Intermediate Tax-Free Fund...........................  191,375,447  201,377,786
Tax-Free Income Fund.................................  145,838,715  132,295,622
Michigan Municipal Bond Fund.........................   15,236,229   28,908,175

-------
(1) For the period October 19, 1999 (commencement of operations) through December 31, 1999.

6. Risks Associated with Foreign Securities and Currencies

 The Growth and Income Fund, the Large Company Growth Fund and the Interna-tional Growth Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

 The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of secu-rities of comparable U.S. issuers.

7.Concentration of Credit Risk

 The Michigan Municipal Bond Fund and Michigan Municipal Money Market Fund invest primarily in debt obligations issued by the State of Michigan and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. These Funds are more susceptible to eco-nomic and political factors adversely affecting issuers of Michigan specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

 The Intermediate Tax-Free Fund, Tax-Free Income Fund, Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund had the following concentra-tions by industry sector at December 31, 1999 (as a percentage of total investments):

                                                       Michigan     Michigan
                             Intermediate   Tax-Free   Municipal Municipal Money
                             Tax-Free Fund Income Fund Bond Fund   Market Fund
                             ------------- ----------- --------- ---------------
Airport.....................      3.99%        6.01%      2.15%        1.17%
Development.................      3.61%        1.61%      7.70%       64.62%
Education...................      0.36%        0.94%        --         0.76%
Facilities..................      7.04%        3.69%      4.80%          --
General Obligation..........     25.47%       22.29%      9.74%       11.83%
Higher Education............      4.11%        9.80%      7.21%        2.13%
Law Enforcement.............        --           --       1.57%          --
Medical.....................      2.95%        1.91%     13.95%        2.06%
Multi-family Housing........        --         1.08%      2.56%        3.66%
Mutual Funds................      0.43%        0.37%      0.64%        0.38%
Nursing Homes...............        --           --       1.46%          --
Pollution...................      2.57%          --       1.19%        9.16%
Power.......................      6.41%        7.27%      2.67%          --
School District.............     14.22%       14.23%     31.81%        3.26%
Single-family Housing.......      0.48%        3.87%        --           --
Student Loan................      2.01%          --       2.35%          --
Transportation..............     14.75%       15.28%      5.76%        0.45%
Utilities...................      6.94%       10.96%      4.44%          --
Water.......................      4.66%        0.69%        --         0.52%
                                 -----        -----      -----        -----
                                   100%         100%       100%         100%
                                 =====        =====      =====        =====

8.Common Trust Fund Conversion

 On October 19, 1999, the net assets of Evergreen Bank Equity Growth Fund for Retirement Trust were exchanged in a tax-free conversion for Institutional shares of the Kent Large Company Growth Fund. The following is a summary of shares issued, net assets converted, net assets value per share issued and unrealized appreciation of assets acquired as of the conversion date:

                                           Net
                                 Shares  Assets   Net Asset Value   Unrealized
                                 Issued Converted Per Share Issued Appreciation
                                 ------ --------- ---------------- ------------
Large Company Growth Fund....... 94,052 $940,516       $10.00        $103,659

9.Fund Merger

 Shareholders of the Limited Term Tax-Free Fund became shareholders of the Intermediate Tax-Free Fund upon consummation of the Plan of Reorganization on March 30, 1999. The assets and liabilities of the Limited Term Tax-Free Fund were transferred to the Intermediate Tax-Free Fund.

                                    Before Reorganization   After Reorganization
                                  ------------------------- --------------------
                                  Limited Term Intermediate     Intermediate
                                    Tax-Free     Tax-Free         Tax-Free
                                      Fund         Fund             Fund
                                  ------------ ------------     ------------
Shares (000).....................      3,152        27,137           30,133
Net Assets (000).................   $ 32,045   $   290,269      $   322,314
Net Asset Value..................   $  10.17   $     10.70      $     10.70
Unrealized Appreciation..........   $667,311   $16,632,901      $17,300,212

 The reorganized Intermediate Tax-Free Fund retained the investment objective and financial history of the Intermediate Tax-Free Fund.

10.Federal Income Tax Information

Capital Loss Carryforward: At December 31, 1999, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

Fund                                                              Amount    Year
----                                                            ----------- ----
Short Term Bond Fund........................................... $   656,100 2001
                                                                  3,015,994 2002
                                                                    467,881 2003
                                                                    438,260 2004
                                                                  1,927,928 2005
                                                                    237,955 2006
                                                                    219,707 2007
                                                                -----------
                                                                $ 6,963,825
                                                                ===========
Intermediate Bond Fund......................................... $   682,119 2004
                                                                  4,043,228 2005
                                                                  5,714,136 2007
                                                                -----------
                                                                $10,439,483
                                                                ===========
Income Fund.................................................... $ 5,923,678 2007
                                                                ===========
Intermediate Tax-Free Fund..................................... $ 1,269,545 2007
                                                                ===========
Tax-Free Income Fund........................................... $ 1,090,627 2007
                                                                ===========
Money Market Fund.............................................. $       224 2002
                                                                        194 2003
                                                                         27 2004
                                                                        432 2005
                                                                      3,763 2006
                                                                        162 2007
                                                                -----------
                                                                $     4,802
                                                                ===========
Michigan Municipal Money Market Fund........................... $    10,595 2005
                                                                ===========
Government Money Market Fund................................... $       765 2006
                                                                ===========

Long Term Capital Gains Distributions: During the year ended December 31, 1999, the following Funds declared or paid long-term capital gain distribu-tions in the following amounts:

Fund                                                                  Amount
----                                                                -----------
Growth and Income Fund............................................. $31,787,418
Large Company Growth Fund (1)......................................      92,776
Small Company Growth Fund..........................................  13,133,936
International Growth Fund..........................................  20,933,585
Index Equity Fund..................................................  16,658,167
Intermediate Tax-Free Fund.........................................     169,292
Michigan Municipal Bond Fund.......................................      12,659

-------
(1) For the period October 19, 1999 (commencement of operations) through December 31, 1999.

Dividend Received Deduction (unaudited): For corporate shareholders, the fol-lowing percentages of the total ordinary income distributions paid during the fiscal year ended December 31, 1999 qualify for the corporate dividends received deductions:

Fund                                                                  Percentage
----                                                                  ----------
Growth and Income Fund...............................................    98.51%
Large Company Growth Fund (1)........................................    72.96%
Small Company Growth Fund............................................    91.06%
Index Equity Fund....................................................   100.00%

-------
(1) For the period October 19, 1999 (commencement of operations) through December 31, 1999.

Tax-Exempt Income Distributions (unaudited): During the fiscal year ended December 31, 1999, the following Funds declared tax-exempt income distribu-tions in the following amounts:

Fund                                                                  Amount
----                                                                -----------
Intermediate Tax-Free Fund......................................... $13,077,964
Tax-Free Income Fund...............................................   5,442,711
Michigan Municipal Bond Fund.......................................   4,598,604
Michigan Municipal Money Market Fund...............................   8,726,350

[LOGO OF KENT FUNDS]


Post October Loss Deferral (unaudited): Capital (and foreign currency) losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The fol-lowing Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

Fund                                                                   Amount
----                                                                   ------
Small Company Growth Fund........................................... $  271,992
Short Term Bond Fund................................................     63,871
Intermediate Bond Fund..............................................  7,127,042
Income Fund.........................................................    394,040
Intermediate Tax-Free Fund..........................................    228,701
Michigan Municipal Bond Fund........................................      9,087

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                     Income (Loss) from
                                   Investment Operations                     Less Dividends and Distributions from
                                ----------------------------              --------------------------------------------
                                           Net Realized and
                                           Unrealized Gains                                     Net Realized
                                              (Losses) on                                         Gains on
                                             Investments,                                       Investments,
                      Net Asset            Futures Contracts Total Income            In Excess    Futures    In Excess
                       Value,      Net        and Foreign    (Loss) from     Net       of Net    Contracts    of Net
                      Beginning Investment     Currency       Investment  Investment Investment and Foreign  Realized
                      of Period   Income     Translations     Operations    Income     Income     Currency     Gains
 ---------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVEX
Year ended    1995     $10.50      0.33           3.28           3.61       (0.33)        --       (0.53)         --
Year ended    1996     $13.25      0.30           2.16           2.46       (0.30)        --       (1.51)         --
Year ended    1997     $13.90      0.25           3.04           3.29       (0.25)        --       (1.39)         --
Year ended    1998     $15.55      0.13           4.03           4.16       (0.13)     (0.01)      (1.54)         --
Year ended    1999     $18.03      0.12           3.20           3.32       (0.12)        --       (0.81)         --
 ---------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: KLCGX
Period ended  1999(2)  $10.00      0.01           1.88           1.89       (0.01)        --       (0.01)         --
 ---------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEEX
Year ended    1995     $11.99      0.10           2.64           2.74       (0.10)        --       (0.81)         --
Year ended    1996     $13.82      0.12           2.55           2.67       (0.12)        --       (0.72)         --
Year ended    1997     $15.65      0.04           4.19           4.23       (0.04)     (0.02)      (1.43)         --
Year ended    1998     $18.39      0.03          (1.08)         (1.05)      (0.03)        --       (1.85)         --
Year ended    1999     $15.46      0.02           4.16           4.18       (0.02)        --       (0.32)      (0.01)
 ---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNINX
Year ended    1995     $13.06      0.13           1.54           1.67       (0.13)     (0.11)      (0.31)         --
Year ended    1996     $14.18      0.13           0.70           0.83       (0.10)     (0.02)      (0.13)      (0.01)
Year ended    1997     $14.75      0.11           0.26           0.37       (0.09)     (0.06)      (0.07)      (0.01)
Year ended    1998     $14.89      0.14           2.48           2.62       (0.07)     (0.12)      (1.41)         --
Year ended    1999     $15.91      0.11           4.20           4.31       (0.12)        --       (0.65)         --
 ---------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIEX
Year ended    1995     $10.68      0.26           3.44           3.70       (0.25)        --       (1.57)         --
Year ended    1996     $12.56      0.26           2.47           2.73       (0.26)        --       (0.28)      (0.04)
Year ended    1997     $14.71      0.25           4.50           4.75       (0.25)        --       (0.05)      (0.02)
Year ended    1998     $19.14      0.24           5.14           5.38       (0.24)        --       (0.04)         --
Year ended    1999     $24.24      0.24           4.68           4.92       (0.24)        --       (0.61)         --
 ---------------------------------------------------------------------------------------------------------------------
                                                                         Ratios/Supplemental Data
                                                          -------------------------------------------------------
                                                                                  Ratio of
                                                                                    Net
                  Total        Net    Net Asset           Net Assets,  Ratio of  Investment  Ratio of
                Dividends   Change in  Value,               End of     Expenses  Income to   Expenses   Portfolio
                   and      Net Asset  End of   Total       Period    to Average  Average   to Average  Turnover
              Distributions   Value    Period   Return      (000's)   Net Assets Net Assets Net Assets* Rate (1)
 ---------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVEX
Year ended 1995   (0.86)       2.75    $13.25   34.91%     $401,371     0.94%       2.73%        **        58%
Year ended 1996   (1.81)       0.65    $13.90   19.47%     $500,857     0.95%       2.18%      0.95%       39%
Year ended 1997   (1.64)       1.65    $15.55   24.14%     $697,973     0.92%       1.61%      0.93%       88%
Year ended 1998   (1.68)       2.48    $18.03   28.07%     $827,828     0.93%       0.77%      0.94%       20%
Year ended 1999   (0.93)       2.39    $20.42   18.79%     $822,414     0.92%       0.62%      0.93%        9%
 ---------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol: KLCGX
Period ended      (0.02)       1.87    $11.87   18.91%dd   $183,259     0.97%d      0.39%d     0.98%d       --
 ---------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEEX
Year ended 1995   (0.91)       1.83    $13.82   23.75%     $450,072     0.97%       0.83%        **        30%
Year ended 1996   (0.84)       1.83    $15.65   19.56%     $544,081     0.96%       0.78%      0.96%       16%
Year ended 1997   (1.49)       2.74    $18.39   27.94%     $719,998     0.93%       0.24%      0.94%       32%
Year ended 1998   (1.88)      (2.93)   $15.46   (6.15%)    $760,335     0.94%       0.18%      0.95%       41%
Year ended 1999   (0.35)       3.83    $19.29   27.98%     $746,428     0.94%       0.14%      0.95%       19%
 ---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNINX
Year ended 1995   (0.55)       1.12    $14.18   13.00%     $286,545     1.17%       1.35%        **         6%
Year ended 1996   (0.26)       0.57    $14.75    5.87%     $387,799     1.09%       0.97%      1.09%       13%
Year ended 1997   (0.23)       0.14    $14.89    2.54%     $492,598     1.05%       0.80%      1.06%        3%
Year ended 1998   (1.60)       1.02    $15.91   17.92%     $528,500     1.05%       0.87%      1.06%       22%
Year ended 1999   (0.77)       3.54    $19.45   28.30%     $579,650     1.02%       0.72%      1.03%        8%
 ---------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIEX
Year ended 1995   (1.82)       1.88    $12.56   36.23%     $183,877     0.56%       2.14%      0.56%        3%
Year ended 1996   (0.58)       2.15    $14.71   22.18%     $243,438     0.49%       1.91%      0.59%        2%
Year ended 1997   (0.32)       4.43    $19.14   32.55%     $590,241     0.43%       1.44%      0.54%        1%
Year ended 1998   (0.28)       5.10    $24.24   28.26%     $771,147     0.42%       1.10%      0.55%       12%
Year ended 1999   (0.85)       4.07    $28.31   20.55%     $875,780     0.42%       0.92%      0.54%        9%
 ---------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **  During the period, there were no waivers and/or reimbursements.
 d   Annualized.
 dd  Not Annualized.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) The Institutional Class of the Large Company Growth Fund commenced operations on October 19, 1999.

 FINANCIAL HIGHLIGHTS

 EQUITY FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                                    Income (Loss) from
                                   Investment Operations                  Less Dividends and Distributions from
                                ---------------------------            -------------------------------------------
                                           Net Realized and
                                           Unrealized Gains                                  Net Realized
                                             (Losses) on                                       Gains on
                                             Investments,     Total                          Investments,
                                               Futures        Income                           Futures       In
                      Net Asset    Net        Contracts       (Loss)              In Excess   Contracts    Excess      Total
                       Value,   Investment   and Foreign       from       Net       of Net   and Foreign   of Net    Dividends
                      Beginning   Income       Currency     Investment Investment Investment   Currency   Realized      and
                      of Period   (Loss)     Translations   Operations   Income     Income   Translations  Gains   Distributions
 -------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVIX
Year ended    1995     $10.46      0.30          3.26          3.56      (0.30)        --       (0.53)        --       (0.83)
Year ended    1996     $13.19      0.26          2.15          2.41      (0.26)     (0.02)      (1.51)        --       (1.79)
Year ended    1997     $13.81      0.21          3.02          3.23      (0.21)        --       (1.39)        --       (1.60)
Year ended    1998     $15.44      0.08          4.00          4.08      (0.08)     (0.02)      (1.54)        --       (1.64)
Year ended    1999     $17.88      0.07          3.18          3.25      (0.07)        --       (0.81)        --       (0.88)
 -------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol:
Period ended  1999(3)  $10.00        --          1.88          1.88      (0.01)        --       (0.01)        --       (0.02)
 -------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEMX
Year ended    1995     $11.98      0.07          2.64          2.71      (0.07)        --       (0.81)        --       (0.88)
Year ended    1996     $13.81      0.07          2.54          2.61      (0.08)     (0.01)      (0.72)        --       (0.81)
Year ended    1997     $15.61        --          4.19          4.19         --      (0.04)      (1.43)        --       (1.47)
Year ended    1998     $18.33     (0.01)        (1.08)        (1.09)        --         --       (1.85)        --       (1.85)
Year ended    1999     $15.39     (0.02)         4.15          4.13         --         --       (0.32)     (0.01)      (0.33)
 -------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNIVX
Year ended    1995     $13.00      0.14          1.50          1.64      (0.09)     (0.11)      (0.31)        --       (0.51)
Year ended    1996     $14.13      0.12          0.66          0.78      (0.08)        --       (0.14)        --       (0.22)
Year ended    1997     $14.69      0.08          0.25          0.33      (0.06)     (0.09)      (0.07)     (0.01)      (0.23)
Year ended    1998     $14.79      0.10          2.46          2.56         --      (0.19)      (1.41)        --       (1.60)
Year ended    1999     $15.75      0.08          4.14          4.22      (0.12)        --       (0.65)        --       (0.77)
 -------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIOX
Year ended    1995     $10.70      0.23          3.44          3.67      (0.23)        --       (1.57)        --       (1.80)
Year ended    1996     $12.57      0.22          2.48          2.70      (0.22)     (0.01)      (0.32)        --       (0.55)
Year ended    1997     $14.72      0.20          4.51          4.71      (0.20)     (0.01)      (0.06)     (0.01)      (0.28)
Year ended    1998     $19.15      0.18          5.14          5.32      (0.18)        --       (0.04)        --       (0.22)
Year ended    1999     $24.25      0.18          4.68          4.86      (0.18)        --       (0.61)        --       (0.79)
 -------------------------------------------------------------------------------------------------------------------------------
                                                    Ratios/Supplemental Data
                                         ----------------------------------------------
                                                           Ratio of
               Net                               Ratio of    Net     Ratio of
              Change   Net                 Net   Expenses Investment Expenses
                in    Asset              Assets,    to      Income      to
               Net    Value,             End of  Average  (Loss) to  Average  Portfolio
              Asset   End of   Total     Period    Net     Average     Net    Turnover
              Value   Period Return (1)  (000's)  Assets  Net Assets Assets*  Rate (2)
 -------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Ticker Symbol: KNVIX
Year ended 1995 2.73  $13.19   34.61%    $11,079   1.18%     2.48%       **      58%
Year ended 1996 0.62  $13.81   19.14%    $15,063   1.09%     1.77%     1.09%     39%
Year ended 1997 1.63  $15.44   23.89%    $35,343   1.17%     1.31%     1.18%     88%
Year ended 1998 2.44  $17.88   27.68%    $50,458   1.18%     0.50%     1.19%     20%
Year ended 1999 2.37  $20.25   18.53%    $58,336   1.18%     0.36%     1.19%      9%
 -------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
Ticker Symbol:
Period ended    1.86  $11.86   18.87%dd  $   253   1.23%d    0.00%d    1.24%d     --
 -------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Ticker Symbol: KNEMX
Year ended 1995 1.83  $13.81   23.47%    $10,955   1.20%     0.59%       **      30%
Year ended 1996 1.80  $15.61   19.16%    $14,436   1.21%     0.53%     1.21%     16%
Year ended 1997 2.72  $18.33   27.71%    $22,784   1.18%    (0.01%)    1.19%     32%
Year ended 1998(2.94) $15.39   (6.40%)   $23,455   1.19%    (0.07%)    1.20%     41%
Year ended 1999 3.80  $19.19   27.73%    $26,282   1.19%    (0.11%)    1.20%     19%
 -------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
Ticker Symbol: KNIVX
Year ended 1995 1.13  $14.13   12.86%    $ 7,548   1.40%     1.11%       **       6%
Year ended 1996 0.56  $14.69    5.57%    $ 8,799   1.34%     0.74%     1.34%     13%
Year ended 1997 0.10  $14.79    2.25%    $ 9,780   1.30%     0.53%     1.31%      3%
Year ended 1998 0.96  $15.75   17.60%    $12,390   1.30%     0.59%     1.31%     22%
Year ended 1999 3.45  $19.20   27.95%    $15,197   1.27%     0.47%     1.28%      8%
 -------------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY FUND
Ticker Symbol: KNIOX
Year ended 1995 1.87  $12.57   35.81%    $ 6,612   0.80%     1.86%     0.81%      3%
Year ended 1996 2.15  $14.72   21.92%    $ 9,925   0.74%     1.67%     0.84%      2%
Year ended 1997 4.43  $19.15   32.24%    $27,922   0.68%     1.20%     0.79%      1%
Year ended 1998 5.10  $24.25   27.93%    $38,205   0.67%     0.85%     0.80%     12%
Year ended 1999 4.07  $28.32   20.24%    $47,836   0.67%     0.67%     0.79%      9%
 -------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **  During the period, there were no waivers and/or reimbursements.
 d   Annualized.
 dd  Not Annualized.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (3) The Investment Class of the Large Company Growth Fund commenced operations on October 19, 1999.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS

 INSTITUTIONAL SHARES

 ------------------------------------------------------------------------------

                                  Income (Loss) from
                                 Investment Operations               Less Dividends and Distributions from
                                -----------------------            ------------------------------------------
                                           Net Realized
                                               and        Total
                                            Unrealized    Income                                        In
                      Net Asset               Gains       (Loss)              In Excess      Net      Excess      Total
                       Value,      Net       (Losses)      from       Net       of Net    Realized    of Net    Dividends
                      Beginning Investment      on      Investment Investment Investment  Gains on   Realized      and
                      of Period   Income   Investments  Operations   Income     Income   Investments  Gains   Distributions
 --------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLMX
Year ended    1995     $ 9.52      0.55        0.43        0.98      (0.54)        --          --        --       (0.54)
Year ended    1996     $ 9.96      0.61       (0.21)       0.40      (0.61)        --          --        --       (0.61)
Year ended    1997     $ 9.75      0.61          --        0.61      (0.61)        --          --        --       (0.61)
Year ended    1998     $ 9.75      0.56        0.02        0.58      (0.56)        --          --        --       (0.56)
Year ended    1999     $ 9.77      0.53       (0.29)       0.24      (0.53)        --          --        --       (0.53)
 --------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFIX
Year ended    1995     $ 9.29      0.65        0.81        1.46      (0.63)        --          --        --       (0.63)
Year ended    1996     $10.12      0.60       (0.32)       0.28      (0.61)     (0.03)         --        --       (0.64)
Year ended    1997     $ 9.76      0.59        0.14        0.73      (0.59)        --          --        --       (0.59)
Year ended    1998     $ 9.90      0.58        0.16        0.74      (0.58)        --          --        --       (0.58)
Year ended    1999     $10.06      0.56       (0.68)      (0.12)     (0.57)        --          --        --       (0.57)
 --------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KNIIX
Period ended  1995(2)  $10.00      0.55        0.92        1.47      (0.54)        --       (0.09)       --       (0.63)
Year ended    1996     $10.84      0.66       (0.56)       0.10      (0.65)     (0.10)      (0.03)       --       (0.78)
Year ended    1997     $10.16      0.68        0.34        1.02      (0.68)        --       (0.20)       --       (0.88)
Year ended    1998     $10.30      0.65        0.27        0.92      (0.65)        --       (0.24)       --       (0.89)
Year ended    1999     $10.33      0.60       (1.05)      (0.45)     (0.60)        --          --     (0.01)      (0.61)
 --------------------------------------------------------------------------------------------------------------------------
                                                         Ratios/Supplemental Data
                                             -----------------------------------------------
                     Net                              Ratio of  Ratio of  Ratio of
                    Change   Net               Net    Expenses    Net     Expenses
                      in    Asset            Assets,     to    Investment    to
                     Net    Value,            End of  Average  Income to  Average  Portfolio
                    Asset   End of Total      Period    Net     Average     Net    Turnover
                    Value   Period Return    (000's)   Assets  Net Assets Assets*  Rate (1)
 --------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLMX
Year ended 1995       0.44  $ 9.96 10.53%   $310,680   0.77%     5.60%       **      75%
Year ended 1996      (0.21) $ 9.75  4.22%   $235,430   0.70%     6.17%     0.70%     32%
Year ended 1997         --  $ 9.75  6.42%   $139,739   0.72%     6.04%     0.73%     89%
Year ended 1998       0.02  $ 9.77  6.14%   $139,229   0.76%     5.74%     0.77%     72%
Year ended 1999      (0.29) $ 9.48  2.50%   $172,204   0.75%     5.56%     0.76%     60%
 --------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFIX
Year ended 1995       0.83  $10.12 16.18%   $854,801   0.77%     6.50%       **     166%
Year ended 1996      (0.36) $ 9.76  3.01%   $769,395   0.77%     6.18%     0.78%    135%
Year ended 1997       0.14  $ 9.90  7.80%   $762,740   0.75%     6.03%     0.76%    114%
Year ended 1998       0.16  $10.06  7.65%   $885,580   0.76%     5.77%     0.77%    106%
Year ended 1999      (0.69) $ 9.37 (1.22%)  $843,520   0.77%     5.83%     0.78%     84%
 --------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KNIIX
Period ended 1995(2)  0.84  $10.84 15.05%dd $126,056   0.91%d    6.65%d      **      50%dd
Year ended 1996      (0.68) $10.16  1.19%   $240,060   0.83%     6.57%     0.83%    102%
Year ended 1997       0.14  $10.30 10.55%   $229,778   0.82%     6.65%     0.83%     84%
Year ended 1998       0.03  $10.33  9.29%   $231,017   0.83%     6.25%     0.84%    108%
Year ended 1999      (1.06) $ 9.27 (4.41%)  $295,017   0.83%     6.25%     0.84%     90%
 --------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **  During the period, there were no waivers and/or reimbursements.
 d   Annualized.
 dd  Not Annualized.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) The Institutional Class of the Income Fund commenced operations on March 20,1995.

 FINANCIAL HIGHLIGHTS

 BOND FUNDS

 INVESTMENT SHARES

 ------------------------------------------------------------------------------

                                   Income (Loss) from
                                  Investment Operations                Less Dividends and Distributions from
                                -------------------------            ------------------------------------------
                                                            Total
                                                            Income                                        In
                      Net Asset             Net Realized    (Loss)              In Excess      Net      Excess      Total
                       Value,      Net     and Unrealized    from       Net       of Net    Realized    of Net    Dividends
                      Beginning Investment Gains (Losses) Investment Investment Investment  Gains on   Realized      and
                      of Period   Income   on Investments Operations   Income     Income   Investments  Gains   Distributions
 ----------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLIX
Year ended    1995     $ 9.52      0.52         0.44         0.96      (0.53)        --          --        --       (0.53)
Year ended    1996     $ 9.95      0.59        (0.20)        0.39      (0.54)     (0.06)         --        --       (0.60)
Year ended    1997     $ 9.74      0.57         0.02         0.59      (0.59)        --          --        --       (0.59)
Year ended    1998     $ 9.74      0.55         0.02         0.57      (0.52)     (0.03)         --        --       (0.55)
Year ended    1999     $ 9.76      0.52        (0.30)        0.22      (0.51)        --          --        --       (0.51)
 ----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFVX
Year ended    1995     $ 9.32      0.61         0.82         1.43      (0.61)        --          --        --       (0.61)
Year ended    1996     $10.14      0.58        (0.32)        0.26      (0.57)     (0.05)         --        --       (0.62)
Year ended    1997     $ 9.78      0.57         0.15         0.72      (0.57)        --          --        --       (0.57)
Year ended    1998     $ 9.93      0.54         0.16         0.70      (0.55)        --          --        --       (0.55)
Year ended    1999     $10.08      0.54        (0.68)       (0.14)     (0.54)        --          --        --       (0.54)
 ----------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KIFIX
Period ended  1995(3)  $10.00      0.52         0.91         1.43      (0.52)        --       (0.09)       --       (0.61)
Year ended    1996     $10.82      0.66        (0.56)        0.10      (0.64)     (0.09)      (0.03)       --       (0.76)
Year ended    1997     $10.16      0.63         0.35         0.98      (0.65)        --       (0.20)       --       (0.85)
Year ended    1998     $10.29      0.62         0.28         0.90      (0.60)     (0.03)      (0.24)       --       (0.87)
Year ended    1999     $10.32      0.58        (1.06)       (0.48)     (0.58)        --          --     (0.01)      (0.59)
 ----------------------------------------------------------------------------------------------------------------------------
                                                            Ratios/Supplemental Data
                                               ---------------------------------------------------
                                                                   Ratio of
                             Net                 Net                 Net
                     Net    Asset              Assets,  Ratio of  Investment  Ratio of
                  Change in Value,             End of   Expenses  Income to   Expenses   Portfolio
                  Net Asset End of   Total     Period  to Average  Average   to Average  Turnover
                    Value   Period  Return (1) (000's) Net Assets Net Assets Net Assets* Rate (2)
 ----------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
Ticker Symbol: KNLIX
Year ended   1995    0.43   $ 9.95   10.30%    $ 1,634    0.91%      5.40%        **         75%
Year ended   1996   (0.21)  $ 9.74    4.06%    $ 1,667    0.85%      6.02%      0.96%        32%
Year ended   1997      --   $ 9.74    6.26%    $ 7,433    0.88%      5.75%      0.99%        89%
Year ended   1998    0.02   $ 9.76    6.00%    $ 6,126    0.91%      5.60%      1.02%        72%
Year ended   1999   (0.29)  $ 9.47    2.35%    $ 4,573    0.90%      5.40%      1.01%        60%
 ----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
Ticker Symbol: KNFVX
Year ended   1995    0.82   $10.14   15.76%    $ 6,862    1.01%      6.24%        **        166%
Year ended   1996   (0.36)  $ 9.78    2.76%    $ 7,327    1.02%      5.92%      1.03%       135%
Year ended   1997    0.15   $ 9.93    7.62%    $ 6,972    1.00%      5.79%      1.01%       114%
Year ended   1998    0.15   $10.08    7.26%    $12,313    1.01%      5.51%      1.02%       106%
Year ended   1999   (0.68)  $ 9.40   (1.36%)   $11,537    1.02%      5.58%      1.03%        84%
 ----------------------------------------------------------------------------------------------------------------------------
INCOME FUND
Ticker Symbol: KIFIX
Period ended 1995(3) 0.82   $10.82   14.63%dd  $ 1,961    1.14%d     6.40%d       **         50%dd
Year ended   1996   (0.66)  $10.16    1.16%    $ 2,722    1.08%      6.31%      1.08%       102%
Year ended   1997    0.13   $10.29   10.19%    $ 5,611    1.07%      6.38%      1.08%        84%
Year ended   1998    0.03   $10.32    9.04%    $10,629    1.08%      5.97%      1.09%       108%
Year ended   1999   (1.07)  $ 9.25   (4.76%)   $10,614    1.08%      5.99%      1.09%        90%
 ----------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **  During the period, there were no waivers and/or reimbursements.
 d   Annualized.
 dd  Not Annualized.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (3) The Investment Class of the Income Fund commenced operations on March 22, 1995.

 FINANCIAL  HIGHLIGHTS

 TAX-FREE  BOND  FUNDS

 INSTITUTIONAL  SHARES

 ------------------------------------------------------------------------------------------------------------------------------
                                   Income (Loss) from                                    Less Dividends and
                                  Investment Operations                                  Distributions from
                                -------------------------             ---------------------------------------------------------
                                            Net Realized
                                                and                                             Net
                                             Unrealized      Total                           Realized
                      Net Asset            Gains (Losses)   Income               In Excess   Gains on   In Excess     Total
                       Value,      Net     on Investments (Loss) from    Net       of Net   Investments  of Net     Dividends
                      Beginning Investment  and Futures   Investment  Investment Investment and Future  Realized       and
                      of Period   Income     Contracts    Operations    Income     Income    Contracts    Gains   Distributions
 ------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMTX
Year ended    1995     $ 9.74      0.45         0.79          1.24      (0.45)     (0.01)         --         --       (0.46)
Year ended    1996     $10.52      0.44        (0.08)         0.36      (0.46)        **          --         --       (0.46)
Year ended    1997     $10.42      0.45         0.26          0.71      (0.45)        --          --         --       (0.45)
Year ended    1998     $10.68      0.45         0.11          0.56      (0.45)        --       (0.03)        --       (0.48)
Year ended    1999     $10.76      0.44        (0.55)        (0.11)     (0.44)        --          --      (0.01)      (0.45)
 ------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KNTIX
Period ended  1995(2)  $10.00      0.36         0.49          0.85      (0.36)        --          --         --       (0.36)
Year ended    1996     $10.49      0.46        (0.06)         0.40      (0.46)        --       (0.16)        --       (0.62)
Year ended    1997     $10.27      0.45         0.41          0.86      (0.45)        --       (0.03)        --       (0.48)
Year ended    1998     $10.65      0.44         0.15          0.59      (0.44)        --       (0.05)        --       (0.49)
Year ended    1999     $10.75      0.45        (0.79)        (0.34)     (0.45)        --          --      (0.01)      (0.46)
 ------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMIX
Year ended    1995     $ 9.72      0.39         0.39          0.78      (0.37)     (0.01)         --         --       (0.38)
Year ended    1996     $10.12      0.39        (0.04)         0.35      (0.39)        --          --         --       (0.39)
Year ended    1997     $10.08      0.41         0.13          0.54      (0.41)        --          --         --       (0.41)
Year ended    1998     $10.21      0.40         0.08          0.48      (0.41)        --       (0.01)        --       (0.42)
Year ended    1999     $10.27      0.41        (0.34)         0.07      (0.41)        --          --         --       (0.41)
 ------------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------------
                                                               Ratios/Supplemental Data
                                                -------------------------------------------------------
                                                                        Ratio of
                                                                          Net
                     Net    Net Asset           Net Assets,  Ratio of  Investment  Ratio of
                  Change in  Value,               End of     Expenses  Income to   Expenses   Portfolio
                  Net Asset  End of   Total       Period    to Average  Average   to Average  Turnover
                    Value    Period   Return      (000's)   Net Assets Net Assets Net Assets* Rate (1)
 ------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMTX
Year ended   1995    0.78    $10.52   12.90%     $283,733     0.72%      4.39%       0.72%        6%
Year ended   1996   (0.10)   $10.42    3.41%     $285,674     0.73%      4.34%       0.73%       35%
Year ended   1997    0.26    $10.68    7.07%     $275,641     0.72%      4.31%       0.73%       23%
Year ended   1998    0.08    $10.76    5.37%     $296,484     0.73%      4.22%       0.74%       40%
Year ended   1999   (0.56)   $10.20   (1.01%)    $302,948     0.73%      4.22%       0.74%       63%
 ------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: KNTIX
Period ended 1995(2) 0.49    $10.49    8.64%dd   $121,855     0.73%d     4.44%d      0.91%d      10%dd
Year ended   1996   (0.22)   $10.27    3.92%     $109,948     0.82%      4.38%       0.82%       40%
Year ended   1997    0.38    $10.65    8.59%     $116,652     0.79%      4.32%       0.80%       16%
Year ended   1998    0.10    $10.75    5.71%     $128,232     0.81%      4.16%       0.82%       53%
Year ended   1999   (0.80)   $ 9.95   (3.26%)    $122,052     0.82%      4.32%       0.83%      109%
 ------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMIX
Year ended   1995    0.40    $10.12    8.20%     $185,466     0.69%      3.81%       0.70%       42%
Year ended   1996   (0.04)   $10.08    3.51%     $152,623     0.70%      3.83%       0.70%       24%
Year ended   1997    0.13    $10.21    5.52%     $111,735     0.69%      4.04%       0.70%       13%
Year ended   1998    0.06    $10.27    4.75%     $117,957     0.69%      3.97%       0.70%       51%
Year ended   1999   (0.34)   $ 9.93    0.67%     $102,608     0.71%      3.98%       0.72%       14%
 ------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **   Amount is less than $0.005.
 d    Annualized.
 dd   Not Annualized.
 (1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (2) The Institutional Class of the Tax-Free Income Fund commenced operations on March 20, 1995.

 FINANCIAL  HIGHLIGHTS

 TAX-FREE  BOND  FUNDS

 INVESTMENT  SHARES

 ------------------------------------------------------------------------------

                                     Income (Loss) from
                                    Investment Operations                 Less Dividends and Distributions from
                                  -------------------------             ------------------------------------------
                                              Net Realized                                        Net
                                             and Unrealized    Total                           Realized      In
                        Net Asset            Gains (Losses)   Income               In Excess   Gains on    Excess
                         Value,      Net     on Investments (Loss) from    Net       of Net   Investments  of Net      Total
                        Beginning Investment  and Futures   Investment  Investment Investment and Future  Realized Dividends and
                        of Period   Income     Contracts    Operations    Income     Income    Contracts   Gains   Distributions
 -------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMBX
Year ended      1995     $ 9.74      0.42         0.79          1.21      (0.42)     (0.01)         --        --       (0.43)
Year ended      1996     $10.52      0.42        (0.09)         0.33      (0.41)     (0.02)         --        --       (0.43)
Year ended      1997     $10.42      0.43         0.26          0.69      (0.43)        --          --        --       (0.43)
Year ended      1998     $10.68      0.42         0.11          0.53      (0.42)        --       (0.03)       --       (0.45)
Year ended      1999     $10.76      0.43        (0.56)        (0.13)     (0.42)        --          --     (0.01)      (0.43)
 -------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: N/A
Period ended    1995(3)  $10.00      0.31         0.51          0.82      (0.30)        --          --        --       (0.30)
Year ended      1996     $10.52      0.41        (0.05)         0.36      (0.43)        --       (0.12)    (0.04)      (0.59)
Year ended      1997     $10.29      0.42         0.42          0.84      (0.42)     (0.01)      (0.03)       --       (0.46)
Year ended      1998     $10.67      0.42         0.15          0.57      (0.42)        --       (0.05)       --       (0.47)
Year ended      1999     $10.77      0.42        (0.78)        (0.36)     (0.42)        --          --     (0.01)      (0.43)
 -------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMVX
Year ended      1995     $ 9.72      0.37         0.40          0.77      (0.37)     (0.01)         --        --       (0.38)
Year ended      1996     $10.11      0.38        (0.05)         0.33      (0.35)     (0.02)         --        --       (0.37)
Year ended      1997     $10.07      0.39         0.14          0.53      (0.40)        --          --        --       (0.40)
Year ended      1998     $10.20      0.39         0.07          0.46      (0.39)        --       (0.01)       --       (0.40)
Year ended      1999     $10.26      0.39        (0.34)         0.05      (0.39)        --          --        --       (0.39)
 -------------------------------------------------------------------------------------------------------------------------------
                                                                Ratios/Supplemental Data
                                                    -------------------------------------------------
                                                            Ratio of  Ratio of
                     Net     Net                      Net   Expenses    Net
                    Change  Asset                   Assets,    to    Investment  Ratio of
                    in Net  Value,                  End of  Average  Income to   Expenses   Portfolio
                    Asset   End of      Total       Period    Net     Average   to Average  Turnover
                    Value   Period    Return (1)    (000's)  Assets  Net Assets Net Assets* Rate (2)
 -------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND
Ticker Symbol: KNMBX
Year ended   1995    0.78   $10.52      12.66%      $3,807   0.97%     4.13%       0.97%        6%
Year ended   1996   (0.10)  $10.42       3.17%      $3,368   0.98%     4.09%       0.98%       35%
Year ended   1997    0.26   $10.68       6.80%      $3,534   0.97%     4.06%       0.98%       23%
Year ended   1998    0.08   $10.76       5.09%      $4,038   0.98%     3.97%       0.99%       40%
Year ended   1999   (0.56)  $10.20      (1.27%)     $3,745   0.98%     3.97%       0.99%       63%
 -------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INCOME FUND
Ticker Symbol: N/A
Period ended 1995    0.52   $10.52       8.34%dd    $  529   0.95%d    4.25%d      1.17%d      10%dd
Year ended   1996   (0.23)  $10.29       3.53%      $  936   1.07%     4.14%       1.07%       40%
Year ended   1997    0.38   $10.67       8.32%      $1,712   1.04%     4.05%       1.05%       16%
Year ended   1998    0.10   $10.77       5.43%      $1,938   1.06%     3.91%       1.07%       53%
Year ended   1999   (0.79)  $ 9.98      (3.40%)     $1,554   1.07%     4.05%       1.08%      109%
 -------------------------------------------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND FUND
Ticker Symbol: KNMVX
Year ended   1995    0.39   $10.11       8.01%      $1,900   0.83%     3.68%       0.85%       42%
Year ended   1996   (0.04)  $10.07       3.36%      $2,422   0.85%     3.68%       0.95%       24%
Year ended   1997    0.13   $10.20       5.38%      $4,413   0.84%     3.88%       0.95%       13%
Year ended   1998    0.06   $10.26       4.60%      $5,946   0.84%     3.82%       0.95%       51%
Year ended   1999   (0.34)  $ 9.92       0.51%      $4,378   0.86%     3.83%       0.97%       14%
 -------------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 d    Annualized.
 dd   Not Annualized.
 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
 (2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (3) The Investment Class of the Tax-Free Income Fund commenced operations on March 31, 1995.

 FINANCIAL  HIGHLIGHTS

 MONEY  MARKET  FUNDS

 INSTITUTIONAL  SHARES

 ------------------------------------------------------------------------------

                                                                                      Ratios/Supplemental Data
                                                                                -------------------------------------
                                    Income
                                  (Loss) from                                            Ratio of  Ratio of  Ratio of
                                  Investment     Less     Net    Net              Net    Expenses    Net     Expenses
                        Net Asset Operations: Dividends  Change Asset           Assets,     to    Investment    to
                         Value,       Net      from Net  in Net Value,           End of  Average  Income to  Average
                        Beginning Investment  Investment Asset  End of Total     Period    Net     Average     Net
                        of Period   Income      Income   Value  Period Return   (000's)   Assets  Net Assets Assets*
 --------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
  Ticker Symbol: KIMXX
  Year ended    1995     $1.000      0.050      (0.050)    --   $1.000 5.58%    $424,815   0.55%     5.45%    0.63%
  Year ended    1996     $1.000      0.050      (0.050)    --   $1.000 5.06%    $483,919   0.52%     4.95%    0.62%
  Year ended    1997     $1.000      0.051      (0.051)    --   $1.000 5.23%    $474,378   0.52%     5.11%    0.62%
  Year ended    1998     $1.000      0.050      (0.050)    --   $1.000 5.13%    $693,399   0.55%     5.00%    0.64%
  Year ended    1999     $1.000      0.047      (0.047)    --   $1.000 4.80%    $654,771   0.54%     4.70%    0.63%
---------------------------------------------------------------------------------------------------------------------
  MICHIGAN MUNICIPAL MONEY MARKET FUND
  Ticker Symbol: KMIXX
  Year ended    1995     $1.000      0.030      (0.030)    --   $1.000 3.50%    $145,215   0.56%     3.45%    0.65%
  Year ended    1996     $1.000      0.030      (0.030)    --   $1.000 3.11%    $155,424   0.54%     3.06%    0.64%
  Year ended    1997     $1.000      0.033      (0.033)    --   $1.000 3.31%    $211,682   0.52%     3.27%    0.63%
  Year ended    1998     $1.000      0.030      (0.030)    --   $1.000 3.06%    $323,272   0.54%     3.00%    0.64%
  Year ended    1999     $1.000      0.028      (0.028)    --   $1.000 2.86%    $292,619   0.53%     2.82%    0.63%
---------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND
  Ticker Symbol: KGIXX
  Period ended  1997(1)  $1.000      0.031      (0.031)    --   $1.000 3.10%dd  $ 94,624   0.35%d    5.23%d   0.69%d
  Year ended    1998     $1.000      0.051      (0.051)    --   $1.000 5.17%    $166,922   0.38%     5.03%    0.69%
  Year ended    1999     $1.000      0.047      (0.047)    --   $1.000 4.81%    $215,401   0.37%     4.73%    0.65%
 --------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 d   Annualized.
 dd  Not Annualized.
 (1) The Institutional Class of the Government Money Market Fund commenced operations on June 2, 1997.

 FINANCIAL  HIGHLIGHTS

 MONEY  MARKET  FUNDS

 INVESTMENT  SHARES

 ------------------------------------------------------------------------------

                                                                                                 Ratios/Supplemental Data
                                                                                               ----------------------------
                                  Income from                                                  Ratio of  Ratio of  Ratio of
                                  Investment     Less     Net                                  Expenses    Net     Expenses
                        Net Asset Operations: Dividends  Change Net Asset          Net Assets,    to    Investment    to
                         Value,       Net      from Net  in Net  Value,              End of    Average  Income to  Average
                        Beginning Investment  Investment Asset   End of   Total      Period      Net     Average     Net
                        of Period   Income      Income   Value   Period   Return     (000's)    Assets  Net Assets Assets*
 --------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
  Ticker Symbol: N/A
  Year ended    1995     $1.000      0.050      (0.050)    --    $1.000   5.56%      $1,227     0.55%     5.41%     0.62%
  Year ended    1996     $1.000      0.050      (0.050)    --    $1.000   5.06%      $  804     0.52%     4.94%     0.62%
  Year ended    1997     $1.000      0.051      (0.051)    --    $1.000   5.23%      $1,179     0.52%     5.11%     0.62%
  Year ended    1998     $1.000      0.050      (0.050)    --    $1.000   5.13%      $3,728     0.55%     5.00%     0.64%
  Year ended    1999     $1.000      0.047      (0.047)    --    $1.000   4.80%      $2,141     0.55%     4.71%     0.63%
 --------------------------------------------------------------------------------------------------------------------------
  MICHIGAN MUNICIPAL MONEY MARKET FUND
  Ticker Symbol: N/A
  Year ended    1995     $1.000      0.030      (0.030)    --    $1.000   3.48%      $1,603     0.54%     3.48%     0.62%
  Year ended    1996     $1.000      0.030      (0.030)    --    $1.000   3.11%      $  782     0.54%     3.06%     0.64%
  Year ended    1997     $1.000      0.033      (0.033)    --    $1.000   3.31%      $  289     0.52%     3.22%     0.63%
  Year ended    1998     $1.000      0.030      (0.030)    --    $1.000   3.06%      $  346     0.54%     3.02%     0.64%
  Year ended    1999     $1.000      0.028      (0.028)    --    $1.000   2.86%      $  658     0.53%     2.82%     0.63%
 --------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND
  Ticker Symbol: N/A
  Period ended  1997(1)  $1.000      0.030      (0.030)    --    $1.000   3.06%dd    $    2     0.43%d    5.17%d    0.77%d
  Year ended    1998     $1.000      0.051      (0.051)    --    $1.000   5.17%      $   93     0.38%     4.92%     0.69%
  Year ended    1999     $1.000      0.047      (0.047)    --    $1.000   4.81%      $  120     0.37%     4.71%     0.65%
 --------------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 d    Annualized.
 dd   Not Annualized.
 (1) The Investment Class of the Government Money Market Fund commenced operations on June 2, 1997.

                         Independent Auditors' Report

The Shareholders and Board of Trustees of the Kent Funds:

 We have audited the accompanying statements of assets and liabilities of the Kent Funds--Growth and Income Fund, Large Company Growth Fund, Small Company Growth Fund, International Growth Fund, Index Equity Fund, Short Term Bond Fund, Intermediate Bond Fund, Income Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund, Michigan Municipal Bond Fund, Money Market Fund, Michigan Municipal Money Market Fund, and Government Money Market Fund, including the schedules of portfolio investments, as of December 31, 1999, and the related statements of operations, statements of changes in net assets and the finan-cial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Kent Funds' management. Our responsibility is to express an opinion on these finan-cial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1999, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the Kent Funds as of December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                                       KPMG LLP

Columbus, Ohio
February 18, 2000

                                  ADDITIONAL INFORMATION
[LOGO OF KENT FUNDS]

Shareholder Vote (unaudited):

 A meeting of Shareholders was held on March 24, 1999, to consider the Plan of Reorganization whereby the assets and liabilities of the Limited Term Tax-Free Fund would be transferred to the Intermediate Tax-Free Fund. The shareholders of the Limited Term Tax-Free Fund approved the proposal by the following votes:

For............................................................... 3,125,329,848
Against...........................................................             0
Abstain...........................................................             0

[LOGO OF KENT FUNDS]

   P.O. Box 182201
   Columbus, Ohio 43218-2201